As filed with the Securities and Exchange Commission on May 9, 2011

Securities Act File No. 333-168280
and 333-172503

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 3 ☒
Post-Effective Amendment No. ☐

New Mountain Finance Corporation

New Mountain Guardian (Leveraged), L.L.C.

(Exact name of registrant as specified in charter)

787 7th Avenue, 48th Floor
New York, NY 10019
(212) 720-0300
(Address and telephone number,
including area code, of principal executive offices)

Robert A. Hamwee
Chief Executive Officer
New Mountain Finance Corporation
787 7th Avenue, 48th Floor
New York, NY 10019
(Name and address of agent for service)

COPIES TO:

Stuart H. Gelfond, Esq. Jessica Forbes, Esq. Vasiliki B.Tsaganos, Esq. Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, NY 10004 Tel: (212) 859-8000 Fax: (212) 859-4000	Steven B. Boehm, Esq. John J. Mahon, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004 Tel: (202) 383-0100 Fax: (202) 637-3593

Approximate date of proposed public offering:  As soon as practicable after the effective date of this
Registration Statement.

           If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

           It is proposed that this filing will become effective (check appropriate box):

           ☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)

Common Stock, $0.01 par value per share(4)	$200,000,000	$14,260

(1)
Includes the underwriters' option to purchase additional shares.

(2)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(3)
Previously paid.

(4)
For each outstanding share of New Mountain Finance Corporation common stock, New Mountain Finance Corporation will hold one common membership unit of New Mountain Guardian (Leveraged), L.L.C. on a one-to-one basis. No separate consideration will be received for the New Mountain Guardian (Leveraged), L.L.C. common membership units in this offering.

           The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 9, 2011

8,285,172 Shares

New Mountain Finance Corporation

Common Stock

              This is an initial public offering of shares of common stock of New Mountain Finance Corporation. Following this offering, we will be a holding company with no direct operations of our own, and our only business and sole asset will be our ownership of common membership units of New Mountain Finance Holdings, L.L.C., or the Operating Company. The Operating Company will be an externally managed business development company managed by New Mountain Finance Advisers BDC, L.L.C. and will be the operating company for our business. New Mountain Finance Corporation and the Operating Company each intend to elect to be treated as business development companies under the Investment Company Act of 1940 prior to the completion of this offering.

              Our investment objective is to generate current income and capital appreciation through investments in debt securities at all levels of the capital structure, including first and second lien debt, unsecured notes and mezzanine securities.

              Following the completion of this offering, we will own approximately 36.4% of the common membership units of the Operating Company and affiliates of New Mountain Capital, L.L.C. will own approximately 63.6% of the common membership units of the Operating Company and approximately 28.6% of our outstanding common stock, assuming no exercise of the underwriters' option to purchase additional shares.

              All of the 8,285,172 shares of common stock offered in this offering are being sold by us. After giving effect to the formation transactions, this offering and the concurrent private placement to certain individuals affiliated with New Mountain Capital, L.L.C., the adjusted unaudited net asset value of our common stock on March 31, 2011 was approximately $14.14 per share on a fully diluted basis. See "Recent Developments — Net Asset Value." Prior to this offering, there has been no public market for our common stock. It is currently estimated that the initial public offering price per share will be between $14.00 and $15.00. Our common stock has been approved for listing on the New York Stock Exchange under the symbol "NMFC".

              Investing in our common stock is highly speculative and involves a high degree of risk. See "Risk Factors" beginning on page 27. This is an initial public offering, and there is no prior public market for our shares of common stock. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares of common stock trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $14.50 per share (the mid-point of the range set forth on this cover), purchasers in this offering will experience immediate dilution of approximately $0.36 per share on a fully diluted basis based on our adjusted unaudited net asset value as of March 31, 2011. See "Dilution" on page 83.

              This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 787 7th Avenue, 48th Floor, New York, NY 10019 or by telephone at (212) 720-0300 or on our website at www.newmountainfinancecorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

              Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions)	$	$
Proceeds to us(1)(2)	$	$

(1)
All expenses of the offering, including the sales load, will be borne by the Operating Company. The Operating Company will incur approximately $5,272,610 of estimated expenses, excluding the sales load, in connection with this offering. Stockholders will indirectly bear such expenses, including the sales load, through our ownership of common membership units of the Operating Company.

(2)
To the extent that the underwriters sell more than 8,285,172 shares of our common stock, the underwriters have the option to purchase up to an additional 1,242,776 shares of our common stock at the initial public offering price, less the sales load, within 30 days of the date of this prospectus. If the underwriters exercise this option in full, the total public offering price, sales load and proceeds to us will be $                  , $                  and $                  , respectively. If the underwriters exercise their option to purchase additional shares of our common stock, we will use the proceeds from the exercise of this option to purchase additional common membership units of the Operating Company.

The underwriters expect to deliver the shares against payment in New York, New York on or about                , 2011.

Joint-Lead Bookrunners

Goldman, Sachs & Co.	Wells Fargo Securities	Morgan Stanley

Co-Lead Managers

Stifel Nicolaus Weisel	RBC Capital Markets

Co-Managers

Baird	BB&T Capital Markets A division of Scott & Stringfellow, LLC	Janney Montgomery Scott

Prospectus dated                                        , 2011.

          You should rely on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus to reflect any material changes to such information subsequent to the date of the prospectus and prior to the completion of the offering pursuant to this prospectus.

PROSPECTUS SUMMARY

          This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus.

          In this prospectus, unless the context otherwise requires, references to:

  •
  "New Mountain Finance" refers to New Mountain Finance Corporation, a Delaware corporation, which was incorporated on June 29, 2010 in preparation for this offering;

  •
  "Senior Loan Funding", or "SLF", refers to New Mountain Guardian SPV Funding, L.L.C., together with New Mountain Guardian Partners SPV Funding, L.L.C., which will merge with and into New Mountain Guardian SPV Funding, L.L.C. prior to this offering. Upon the merger of these two entities, New Mountain Guardian SPV Funding, L.L.C. will be renamed New Mountain Finance SPV Funding, L.L.C.;

  •
  "Operating Company" refers to New Mountain Finance Holdings, L.L.C., a Delaware limited liability company, which will be the operating company for our business, and in which New Mountain Finance will acquire common membership units in connection with this offering. References to the Operating Company include New Mountain Finance Holdings, L.L.C.'s wholly-owned subsidiary, SLF, unless the context otherwise requires. References to the Operating Company refer to New Mountain Finance Holdings, L.L.C. without including SLF when referencing the Operating Company's common membership units, board of directors, and credit facility or leverage. Prior to the formation transactions to be undertaken in connection with this offering, the Operating Company was known as New Mountain Guardian (Leveraged), L.L.C. Upon completion of the formation transactions, the Operating Company will be the successor to the Predecessor Entities (as defined below) other than New Mountain Guardian Partners, L.P.;

  •
  New Mountain Guardian (Leveraged), L.L.C., together with its direct, wholly-owned subsidiaries, New Mountain Guardian Debt Funding, L.L.C. and New Mountain Guardian SPV Funding, L.L.C. (collectively referred to as "Guardian Leveraged"), and New Mountain Guardian Partners, L.P., together with its direct and indirect wholly-owned subsidiaries, New Mountain Guardian Partners (Leveraged), L.L.C., New Mountain Guardian Partners SPV Funding, L.L.C. and New Mountain Guardian Partners Debt Funding, L.L.C. (collectively referred to as "Guardian Partners"), are referred to collectively as the "Predecessor Entities";

  •
  "Guardian AIV" refers to New Mountain Guardian AIV, L.P., which, prior to the formation transactions, is the parent of New Mountain Guardian (Leveraged), L.L.C.;

  •
  "AIV Holdings" refers to New Mountain Finance AIV Holdings Corporation, a Delaware corporation which was incorporated on March 11, 2011, of which Guardian AIV will be the sole stockholder;

  •
  "Investment Adviser" refers to New Mountain Finance Advisers BDC, L.L.C., the Operating Company's investment adviser;

  •
  "Administrator" refers to New Mountain Finance's and the Operating Company's administrator, New Mountain Finance Administration, L.L.C.; and

  •
  "New Mountain" refers to the affiliated companies of New Mountain Capital Group, L.L.C.

          In connection with this offering, a series of formation transactions will be undertaken such that, prior to the completion of this offering, the Operating Company will own all of the operations of the Predecessor Entities existing immediately prior to the formation transactions, including all of the assets and liabilities related to such operations. Except where the context suggests otherwise, references to the "Company", "we", "us" and "our" refer to New Mountain Finance together with the Operating Company, including the combined operations of the Predecessor Entities prior to and after the completion of the formation transactions. Concurrently with the closing of this offering, certain executives and employees of, and other individuals affiliated with, New Mountain will buy 2,059,655 shares of New Mountain Finance common stock in a separate private placement at the initial public offering price per share. We refer to this transaction as the concurrent private placement.

The Company

          New Mountain Finance will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of the Operating Company. The Operating Company will be an externally managed business development company, which will own all of the operations of the Predecessor Entities existing immediately prior to the formation transactions, including all of the assets and liabilities related to such operations. Following the completion of this offering, New Mountain Finance will own approximately 36.4%, and Guardian AIV will indirectly own through AIV Holdings approximately 63.6%, of the common membership units of the Operating Company, assuming no exercise of the underwriters' option to purchase additional shares.

          Our investment objective is to generate current income and capital appreciation through investments in debt securities at all levels of the capital structure, including first and second lien debt, unsecured notes and mezzanine securities, which we refer to as "Target Securities". We expect to primarily target loans to, and invest in, U.S. middle market businesses, a market segment we believe will continue to be underserved by other lenders. We define middle market businesses as those businesses with annual earnings before interest, taxes, depreciation, and amortization, or "EBITDA", between $20 million and $200 million. We expect to make investments through both primary originations and open-market secondary purchases. We intend to invest primarily in debt securities that are rated below investment grade and have unlevered yields of 10% to 15%.(1) However, there can be no assurance that targeted returns will be achieved on our investments as they are subject to risks, uncertainties and other factors, some of which are beyond our control, and which may lead to non-payment of interest and principal. See "Risk Factors — Risks Relating to Our Investments". We intend our investments to typically have maturities of between five and ten years and generally range in size between $10 million and $50 million. This investment size may vary proportionately as the size of the Operating Company's capital base changes. We believe our focus on investment opportunities with contractual current interest payments should allow us to provide New Mountain Finance stockholders with consistent dividend distributions and attractive risk adjusted total returns.

(1)
For this purpose, the equity of SLF, which has debt that is non-recourse to the Operating Company, is treated as an asset of the Operating Company.

          Our investments may also include equity interests such as preferred stock, common stock, warrants or options received in connection with our debt investments. In some cases, we may invest directly in the equity of private companies. From time to time, we may also invest through the Operating Company in other types of investments, which are not our primary focus, to enhance the overall return of the portfolio. These investments may include, but are not limited to, distressed debt and related opportunities.

          The Operating Company will be externally managed by the Investment Adviser, a wholly-owned subsidiary of New Mountain. The investment strategy, developed by our Investment Adviser, is to invest through the Operating Company primarily in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) opportunities for niche market dominance. The Investment Adviser, through its relationship with New Mountain, already has access to proprietary research and operating insights into many of the companies and industries that meet this template. We believe the presence within New Mountain of numerous former CEOs and other senior operating executives, and their active involvement in our underwriting process, combined with New Mountain's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator for us versus typical debt investment vehicles.

          Since the commencement of the Predecessor Entities' operations in October 2008 through December 31, 2010, approximately $664.1 million has been invested in 61 companies and total realized and unrealized gains and investment income of approximately $193.6 million have been earned with an average holding period of eight months.

          The following charts summarize our portfolio mix by industry and type based on the fair value(1) of our investments as of December 31, 2010.

By Industry	By Type of Investment

(1)
The fair value of our portfolio was determined as of December 31, 2010 using market quotations if readily available, indicative prices from pricing services or brokers or dealers if market quotations are not readily available, or independent valuation firms at least once annually if a materiality threshold is met and neither the market quotations nor indicative prices are readily available.

          As of December 31, 2010, our portfolio had a fair value of approximately $441.1 million in 43 portfolio companies and had a weighted average Yield to Maturity of approximately 12.5%. For purposes of this prospectus, references to "Yield to Maturity" assume that the investments in our portfolio as of a certain date, the "Portfolio Date", are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. These references also assume that unfunded revolvers remain undrawn. Interest income is assumed to be received quarterly for all debt securities. For floating rate debt securities, the interest rate is calculated by adding the spread to the projected three-month LIBOR at each respective quarter, which is determined based on the forward three-month LIBOR curve per Bloomberg as of the Portfolio Date. This calculation excludes the impact of existing leverage, except for the non-recourse debt of SLF. SLF is treated as a fully levered asset of the Operating Company, with SLF's net asset value being included for yield calculation purposes. As of December 31, 2010, our portfolio had a weighted average Unadjusted Yield to Maturity of 10.6%. For purposes of this prospectus, references to "Unadjusted Yield to Maturity" have the same assumptions as Yield to Maturity, except that SLF is not treated as a fully levered asset of the Operating Company, and the assets of SLF are consolidated into the Operating Company. The actual yield to maturity may be higher or lower due to the future selection of LIBOR contracts by the individual companies in our portfolio or other factors. Since inception, the Predecessor Entities have not experienced any payment defaults or credit losses on our portfolio investments.

          Prior to the completion of this offering, the Operating Company will become a party to a secured credit agreement with Wells Fargo Bank, N.A. (the "Credit Facility"), which amends and restates the $120 million credit facility of the Predecessor Entities existing prior to this offering (the "Predecessor Credit Facility"). The Credit Facility, which matures on October 21, 2015, provides for potential borrowings up to $160 million. Unlike many credit facilities for business development companies, the amount available under the Credit Facility is not subject to reduction as a result of mark to market fluctuations in our portfolio investments. Under the terms of the Credit Facility, the Operating Company is permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien debt securities or non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, N.A. and borrowings currently bear interest at an annual rate of one month LIBOR plus a margin of 3.0%. As of December 31, 2010, $59.7 million was outstanding under the Predecessor Credit Facility. Borrowings have been used under the Predecessor Credit Facility to purchase the senior secured loans and bonds that constitute a portion of our current portfolio.

          The Operating Company expects to continue to finance our investments using both debt and equity, including proceeds from equity issued by New Mountain Finance, which will be contributed to the Operating Company.

          On October 7, 2010, the Predecessor Entities formed SLF, an entity that invests in first lien debt securities. SLF is a party to a secured revolving credit facility (the "SLF Credit Facility") with a maximum availability of $150 million and with the Operating Company as the Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as the Collateral Custodian. The debt under the SLF Credit Facility is non-recourse to the Operating Company and has a maturity date of October 27, 2015. Under the terms of this credit facility, SLF is permitted to borrow up to 67.0% of the purchase price of pledged debt securities subject to approval by Wells Fargo Bank, N.A. and borrowings currently bear interest at an annual rate of LIBOR plus a margin of 2.25%. As of December 31, 2010, $56.9 million was outstanding under the SLF Credit Facility. SLF is consolidated on the financial statements of the Predecessor Entities.

          For a detailed discussion of the Credit Facility, the Predecessor Credit Facility and the SLF Credit Facility, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources — Credit Facilities".

New Mountain

          New Mountain manages private equity, public equity and debt investments with aggregate assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $9.0 billion as of December 31, 2010.

          Guardian Leveraged was formed as a subsidiary of Guardian AIV by New Mountain in October 2008. Guardian AIV was formed through an allocation of approximately $300 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., or "Fund III", a private equity fund managed by New Mountain, and in February 2009 New Mountain formed a co-investment vehicle, Guardian Partners, comprising $20.4 million of commitments. See "Business — New Mountain" for more information on New Mountain.

The Investment Adviser

          The Investment Adviser, a wholly owned subsidiary of New Mountain, will manage the Operating Company's day-to-day operations and provide it with investment advisory and management services. In particular, the Investment Adviser will be responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. Neither New Mountain Finance nor the Operating Company currently has or will have any employees. As of December 31, 2010, the Investment Adviser was supported by approximately 86 New Mountain staff members, including approximately 53 investment professionals (including 14 managing directors and 13 senior advisers) as well as 14 finance and operational professionals. These individuals will allocate a portion of their time in support of the Investment Adviser based on their particular expertise as it relates to a potential investment opportunity.

          The Investment Adviser has an investment committee comprised of five members, including Steven Klinsky, Robert Hamwee, Adam Collins, Doug Londal and Alok Singh. The investment committee will be responsible for approving all of our investments above $5 million. The investment committee will also monitor investments in our portfolio and approve all asset dispositions above $5 million. Investments and dispositions below $5 million may be approved by the Operating Company's Chief Executive Officer. These approval thresholds may change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Adviser's investment committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Recent Developments(1)

(1)
The numbers presented in the Recent Developments section are unaudited.

Net Asset Value

          New Mountain Finance's March 31, 2011 unaudited net asset value per share is $14.14 on an adjusted and fully diluted basis, reflecting contributions from our investors in the Predecessor Entities received after March 31, 2011, the consummation of the formation transactions, the initial public offering and concurrent private placement (assuming no exercise of the underwriters' option to purchase additional shares), and the temporary repayment of indebtedness. See "The Offering." Upon completion of this offering and the concurrent private placement, New Mountain Finance will own 36.4% of the Operating Company (assuming no exercise of the underwriters' option to purchase additional shares). On April 21, 2011, the Operating Company's board of directors, of which a majority of the board members are independent directors, approved the fair value of our portfolio investments as of March 31, 2011 in accordance with the Operating Company's valuation policy to be $460.0 million and determined the Operating Company's unaudited net asset value as of March 31, 2011 to be $313.5 million, which is adjusted to include $23.3 million of contributions received from our investors in the Predecessor Entities after March 31, 2011. This will result in the issuance of 20,221,938 common membership units of the Operating Company (which are exchangeable on a one-for-one basis into shares of New Mountain Finance common stock) to AIV Holdings and 1,252,964 shares of New Mountain Finance common stock to Guardian Partners for their respective ownership interests in the Predecessor Entities. The Operating Company's March 31, 2011 adjusted net asset value is based on the board-approved fair value of our portfolio investments as well as other factors, including investment income earned on the portfolio since December 31, 2010. The 29.6% change in net asset value from December 31, 2010 was primarily due to additional purchases of $87.3 million, sales of $25.9 million, net contributions received since December 31, 2010 and the Operating Company's retained investment income. The March 31, 2011 adjusted unaudited net asset value is comprised of an estimated $523.0 million in assets (36.2%

from SLF) and an estimated $209.5 million in liabilities (52.8% from SLF). The estimated assets include cash of $27.2 million and contributions received from investors after March 31, 2011. The estimated liabilities include $171.8 million of borrowings under the Predecessor Credit Facility and SLF Credit Facility, and a $27.6 million payable for unsettled securities purchased. See "Determination of Net Asset Value". The adjusted unaudited net asset value per share as of March 31, 2011 will be different than our actual net asset value for March 31, 2011, primarily due to the contributions from the investors in our Predecessor Entities received after March 31, 2011.

Distributions/Contributions

          For the period from March 31, 2011, to April 15, 2011, Guardian AIV and New Mountain Guardian Partners, L.P. received aggregate contributions of $23.3 million from our investors in the Predecessor Entities and made no distributions to the partners of Guardian AIV and New Mountain Guardian Partners, L.P.

          New Mountain Finance's first quarterly distribution, which will be payable for the second quarter of 2011, is expected to be between $0.20 and $0.25 per share. The amount of the dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. The actual amount of such distribution, if any, remains subject to approval by New Mountain Finance's board of directors, and there can be no assurance that any distribution paid will fall within such range. In addition, because New Mountain Finance will be a holding company, it will only be able to pay distributions on its common stock from distributions received from the Operating Company. The Operating Company intends to make distributions to its members that will be sufficient to enable New Mountain Finance to pay quarterly distributions to its stockholders and to obtain and maintain its status as a regulated investment company, or "RIC", under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). New Mountain Finance intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of the Operating Company.

Recent Portfolio Activity

          After giving effect to the Predecessor Entities' purchases and sales between January 1, 2011 and March 31, 2011, our pro forma weighted average Yield to Maturity as of March 31, 2011 would have been 12.6% consisting of: (1) 9.8% cash interest based on LIBOR as of March 31, 2011, (2) an additional 0.6% representing the impact of using the forward three-month LIBOR curve on an asset by asset basis, (3) 1.0% current payment-in-kind ("PIK") interest and (4) 1.2% accretion of market discount. Our pro forma weighted average Unadjusted Yield to Maturity as of March 31, 2011 would have been 10.5%. For a list of the Predecessor Entities' and SLF's purchases and sales between January 1, 2011 and March 31, 2011, see "Management's Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments — Recent Portfolio Activity".

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser intends to apply New Mountain's long-standing, consistent investment approach that has been in place since its founding more than 10 years ago. We expect to focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We expect to benefit directly from New Mountain's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain focuses on companies and end markets with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are non-cyclical and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and logistics) while typically avoiding investments in companies with end markets that are highly cyclical, face secular headwinds, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven Klinsky, New Mountain's Founder and Chief Executive Officer, was a general partner of the manager of debt and equity funds, totaling multiple billions of dollars at Forstmann Little & Co. in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert Hamwee, Managing Director of New Mountain, was formerly President of GSC Group, Inc., or "GSC", where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. Doug Londal, Managing Director of New Mountain, was previously co-head of Goldman, Sachs & Co.'s U.S. mezzanine debt team. Alok Singh, Managing Director of New Mountain, has extensive experience structuring debt products as a long-time partner at Bankers Trust Company.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this will differentiate us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments we have made through the Operating Company are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agenting community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or efforts with respect to Predecessor Entities' business. The Investment Adviser will seek to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain's historical approach. In particular, the Investment Adviser intends to:

  •
  Emphasize the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Target investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Emphasize capital structure seniority in the Investment Adviser's underwriting process.

Access to Non Mark to Market, Seasoned Leverage Facility

          The Operating Company's and the SLF's amounts available under their existing credit facilities are not subject to reduction as a result of mark to market fluctuations in their portfolio investments. For a detailed discussion of the Credit Facility and the SLF Credit Facility, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources".

Market Opportunity

          We believe that the size of the market for Target Securities, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies and hedge funds have reduced their middle market lending activities due to decreased availability of financing.

  •
  Consolidation among commercial banks has reduced the focus on middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle-market lenders. Recent primary debt transactions in this market typically have included meaningful upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans provided by companies such as ours.

Our History and Structure

          New Mountain Finance was incorporated in Delaware on June 29, 2010 as New Mountain Guardian Corporation, and it changed its name to New Mountain Finance Corporation on February 25, 2011. Prior to this offering, it did not engage in any activities, except in preparation for this offering, and it had no operations or assets. New Mountain currently owns the only issued and outstanding share of common stock of New Mountain Finance.

          The simplified diagram below depicts our current organizational structure prior to the structuring transactions contemplated by this offering:

          In connection with this offering, a series of formation transactions will be undertaken such that, prior to the completion of this offering, the Operating Company will own all of the operations of the Predecessor Entities existing immediately prior to the formation transactions, including all of the assets and liabilities related to such operations. As a result of these transactions, Guardian AIV will indirectly own through its wholly-owned subsidiary, AIV Holdings, common membership units of the Operating Company. New Mountain Finance will enter into a joinder agreement with respect to the amended and restated limited liability company agreement of the Operating Company, pursuant to which New Mountain Finance will be admitted as a member of the Operating Company and will agree to acquire from the Operating Company, with the gross proceeds of this offering and the concurrent private placement, common membership units of the Operating Company (the number of common membership units will equal the number of shares of New Mountain Finance's common stock sold in this offering and the concurrent private placement) in connection with the completion of this offering. The per unit purchase price New Mountain Finance will pay for the common membership units acquired pursuant to a joinder agreement to the amended and restated limited liability company agreement of the Operating Company will be equal to the per share offering price at which New Mountain Finance's common stock is sold pursuant to this offering. After the completion of this offering, New Mountain Finance will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of the Operating Company. See "Formation Transactions and Related Agreements".

          At the closing of this offering New Mountain Finance will own approximately 36.4%, and Guardian AIV will indirectly own through AIV Holdings approximately 63.6%, of the common membership units of the Operating Company, assuming no exercise of the underwriters' option to purchase additional shares. If the underwriters exercise this option to purchase additional shares of New Mountain Finance's common stock, pursuant to the amended and restated limited liability company agreement of the Operating Company, or the "LLC Agreement", immediately thereafter New Mountain Finance will acquire from the Operating Company an equivalent number of additional common membership units in exchange for the gross proceeds New Mountain Finance receives upon exercise of the option.

          The Operating Company has calculated the unaudited, adjusted net asset value of the Operating Company, the "cutoff NAV", as of March 31, 2011, the "cutoff date". The cutoff NAV was determined and approved by the Operating Company's board of directors and was calculated consistent with its policies for determining net asset value. See "Determination of Net Asset Value". Consistent with these policies, an independent third party valuation firm will provide the Operating Company with annual valuation assistance with respect to investments for which market quotations are not available. The Operating Company accrued interest income and related expenses as of the cutoff date. The cutoff NAV calculation was comprised of all the investments at fair value plus any interest income accruals, less any expense accruals through the cutoff date.

          In addition, certain executives and employees of, and other individuals affiliated with, New Mountain will purchase 2,059,655 shares of New Mountain Finance's common stock in connection with the consummation of this offering in the concurrent private placement. These shares will be sold at the same offering price paid by investors in this offering, in a private placement transaction exempt from registration under the Securities Act of 1933, as amended, or the Securities Act.

          The simplified diagram below depicts our summarized organizational structure immediately after the transactions described in this prospectus (assuming no exercise of the underwriters' option to purchase additional shares):

*
Following the offering, stockholders of New Mountain Finance will include partners of New Mountain Guardian Partners, L.P.

**
These common membership units are exchangeable into shares of New Mountain Finance common stock on a one-for-one basis.

Operating and Regulatory Structure

          After the completion of this offering, New Mountain Finance will be a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act and will use leverage but will be required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%. New Mountain Finance will have no material long-term liabilities itself and its only business and sole asset will be its ownership of common membership units of the Operating Company. As a result, New Mountain Finance will look to the Operating Company's assets for purposes of satisfying the requirements under the 1940 Act otherwise applicable to New Mountain Finance. The Operating Company will be an externally managed, closed-end non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. As a business development company, the Operating Company will also be required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%. See "Regulation". The Operating Company and the SLF have long term liabilities related to their credit facilities.

          New Mountain Finance intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2011. See "Material Federal Income Tax Considerations". As a RIC, New Mountain Finance generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that it timely distributes to its stockholders as dividends if it meets certain source-of-income, distribution and asset diversification requirements. The Operating Company intends to make distributions to its members that will be sufficient to enable New Mountain Finance to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC. New Mountain Finance intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of the Operating Company.

Risk Factors

          An investment in New Mountain Finance's common stock involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to New Mountain Finance stockholders or prior stockholder approval. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of New Mountain Finance's common stock. The value of the Operating Company's assets, as well as the market price of New Mountain Finance's shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in New Mountain Finance. Investing in New Mountain Finance involves other risks, including the following:

  •
  We have a limited operating history;

  •
  We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain;

  •
  There will be uncertainty as to the value of our portfolio investments because most of our investments are, and will continue to be in private companies and recorded at fair value. In addition, because New Mountain Finance will be a holding company, the fair value of our investments will be initially determined by the Operating Company's board of directors in accordance with our valuation policy;

  •
  Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed;

  •
  The Investment Adviser does not have any prior experience managing a business development company or a RIC, which could adversely affect our business;

  •
  We operate in a highly competitive market for investment opportunities and may not be able to compete effectively;

  •
  The Operating Company will borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us;

  •
  Changes in interest rates may affect the Operating Company's cost of capital and net investment income;

  •
  Regulations governing the operations of business development companies will affect New Mountain Finance's ability to raise additional equity capital as well as the Operating

    Company's ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies;

  •
  We may experience fluctuations in our annual and quarterly results due to the nature of our business;

  •
  The Operating Company's board of directors may change our investment objective, operating policies and strategies without prior notice or member approval, the effects of which may be adverse to your interest as a stockholder;

  •
  New Mountain Finance will be subject to corporate-level federal income tax on all of its income if it is unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on its financial performance;

  •
  New Mountain Finance may not be able to pay you distributions on its common stock, its distributions to you may not grow over time and a portion of its distributions to you may be a return of capital for federal income tax purposes;

  •
  Our investments in portfolio companies may be risky, and we could lose all or part of our investment;

  •
  The lack of liquidity in our investments may adversely affect our business;

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results;

  •
  New Mountain Finance will be a holding company with no direct operations of its own, and will depend on distributions from the Operating Company to meet its ongoing obligations;

  •
  Any future exchange by AIV Holdings of common membership units of the Operating Company for shares of New Mountain Finance's common stock would significantly dilute your voting power with respect to the election of New Mountain Finance directors or other matters that require the approval of New Mountain Finance stockholders only. In addition, the interests of the partners of Guardian AIV following such exchange by AIV Holdings may be adverse to your interests as stockholders and could limit your ability to influence the outcome of key transactions, including any change of control;

  •
  The market price of New Mountain Finance's common stock may fluctuate significantly;

  •
  Prior to this offering, there has been no public market for New Mountain Finance's common stock, and we cannot assure you that the market price of New Mountain Finance's common stock will not decline following the offering;

  •
  We have not identified specific investments in which the Operating Company will invest the proceeds of this offering;

  •
  Investors in this offering may incur immediate dilution; and

  •
  Sales of substantial amounts of New Mountain Finance's common stock in the public market may have an adverse effect on the market price of its common stock.

Company Information

          Our administrative and executive offices are located at 787 7th Avenue, 48th Floor, New York, New York 10019, and our telephone number is (212) 720-0300. We expect to establish a website at http://www.newmountainfinancecorp.com upon completion of this offering. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Presentation of Historical Financial Information and Market Data

Historical Financial Information

          Unless otherwise indicated, historical references contained in this prospectus in "Selected Financial and Other Data", "Capitalization", "Management's Discussion and Analysis of Financial

Condition and Results of Operations", "Senior Securities" and "Portfolio Companies" relate to the Operating Company, which will be New Mountain Finance's sole investment following the completion of this offering. The combined financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P. are the Operating Company's historical combined financial statements.

Market Data

          Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See "Special Note Regarding Forward-Looking Statements".

THE OFFERING

Common Stock Offered by New Mountain Finance	8,285,172 shares, excluding 1,242,776 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.
Concurrent Private Placement

Concurrently with the closing of this offering, New Mountain Finance will sell 2,059,655 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain in a separate private placement at the initial public offering price per share. New Mountain Finance will receive the full proceeds of approximately $29,865,000, assuming an initial public offering price of $14.50 per share (the mid-point of the range set forth on the cover of this prospectus), from the sale of these shares, and no underwriting discounts or commissions will be paid in respect of these shares.

Common Stock to be Outstanding After this Offering and Concurrent Private Placement

11,597,791 shares (including 3,312,619 shares purchased in the concurrent private placement and shares New Mountain Guardian Partners, L.P. will receive in connection with this offering), excluding 1,242,776 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.

Common Membership Units of the Operating Company to be Outstanding After this Offering and Concurrent Private Placement

31,819,729 common membership units (33,062,505 common membership units if the option to purchase additional shares granted to the underwriters is exercised in full). Guardian AIV, indirectly through AIV Holdings, will hold 20,221,938 common membership units immediately after this offering.

Exchange Right

AIV Holdings, which is wholly-owned by Guardian AIV, will have the right to exchange all or any portion of its common membership units of the Operating Company for shares of New Mountain Finance's common stock on a one-for-one basis. If, following the completion of the transactions described in this prospectus, AIV Holdings exercised its right to exchange its common membership units of the Operating Company, Guardian AIV, indirectly through AIV Holdings, would own approximately 63.6% of all outstanding shares of New Mountain Finance's common stock (or 61.2% if the option to purchase additional shares granted to the underwriters was exercised in full). In addition, if exemptive relief is granted from the SEC to permit the Operating Company to pay 50%, on an after tax basis, of the incentive fee in common membership units of the Operating Company, the Investment Adviser will also have the right to exchange all or any portion of its common membership units so received for shares of New Mountain Finance's common stock.

Use of Proceeds

We estimate that New Mountain Finance will receive proceeds from the sale of common stock in this offering and the concurrent private placement of approximately $150.0 million, or approximately $168.0 million if the underwriters exercise their option to purchase additional shares in full, in each case assuming an initial public offering price of $14.50 per share (the mid-point of the range set forth on the cover of this prospectus). New Mountain Finance will use all of the proceeds from this offering as well as the proceeds from the concurrent private placement, to acquire from the Operating Company a number of common membership units equal to the number of shares of New Mountain Finance's common stock sold in this offering and in the concurrent private placement at a price per unit equal to the public offering price per share. The Operating Company, in turn, will use a portion of these proceeds to pay the underwriting discounts and commissions and estimated expenses of this offering, and intends to use the remaining net proceeds for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay New Mountain Finance's and its operating expenses and distributions to its members and for general corporate purposes. Pending such use, the Operating Company will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. See "Use of Proceeds".

NYSE Symbol	"NMFC"
Investment Advisory Fees

New Mountain Finance will not have an investment adviser. The Operating Company will pay the Investment Adviser a fee for its services under the Investment Management Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is payable quarterly in arrears and is calculated at an annual rate of 1.75% of the Operating Company's gross assets less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of the Operating Company's "pre-incentive fee adjusted net investment income" for the immediately preceding quarter, subject to a preferred return, or "hurdle", and a "catch-up" feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20% of the Operating Company's adjusted realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all adjusted realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. New Mountain Finance and the Operating Company intend to seek exemptive relief from the SEC to permit the Operating Company to pay 50%, on an after tax basis, of the incentive fee in common membership units of the Operating Company having a total market price, calculated based on the market price of New Mountain Finance's common stock, equal to the amount of the incentive fee, which common membership units will be exchangeable into shares of New Mountain Finance's common stock on a one-for-one basis. There can be no assurance that this exemptive relief will be granted. If exemptive relief is not granted, the Operating Company will pay the entire incentive fee in cash. See "Investment Management Agreement".

Administrator

The Administrator serves as the administrator for New Mountain Finance and the Operating Company and arranges office space for us and provides us with office equipment and administrative services. The Administrator also oversees our financial records, prepares reports to New Mountain Finance's stockholders and the Operating Company's members and reports filed by us with the SEC, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Operating Company will reimburse the Administrator for New Mountain Finance's and the Operating Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to New Mountain Finance and the Operating Company under the Administration Agreement. See "Administration Agreement".

Lock-up Agreement

New Mountain Finance, each of its officers and directors, New Mountain Guardian Partners, L.P. (and its transferees), and each of the members of our Investment Adviser's investment committee have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any shares of New Mountain Finance's common stock or securities convertible into or exchangeable for shares of New Mountain Finance's common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, except with the prior written consent of Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated. AIV Holdings has also entered into a similar lock-up agreement that prevents the exchange of its common membership units of the Operating Company for up to 180 days after the date of this prospectus, subject to carve outs and an extension in certain circumstances. In addition, if New Mountain Finance and the Operating Company receive exemptive relief from the SEC to permit us to pay 50%, on an after tax basis, of the incentive fee in common membership units of the Operating Company, any common membership units so received by the Investment Adviser will be subject to a 3-year lock-up agreement, pursuant to which, one-third of the common membership units received by the Investment Adviser will be released from the lock-up on an annual basis until the expiration of each 3-year lock-up period. See "Underwriting" and "Shares Eligible for Future Sale" for a discussion of certain transfer restrictions.

Distributions

New Mountain Finance intends to pay quarterly distributions to its stockholders out of assets legally available for distribution, beginning with the first full quarter after the completion of this offering. The quarterly distributions, if any, will be determined by New Mountain Finance's board of directors. The distributions New Mountain Finance pays to its stockholders in a year may exceed its taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for federal income tax purposes. The specific tax characteristics of New Mountain Finance's distributions will be reported to stockholders after the end of the calendar year. The Operating Company intends to make distributions to its members that will be sufficient to enable New Mountain Finance to pay quarterly distributions to its stockholders. See "Distributions".

Taxation of New Mountain Finance

New Mountain Finance intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2011. As a RIC, New Mountain Finance generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it timely distributes to its stockholders as dividends. To obtain and maintain its RIC status, New Mountain Finance must meet specified source-of-income and asset diversification requirements and distribute annually to its stockholders at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. The Operating Company intends to make distributions to its members that will be sufficient to enable New Mountain Finance to obtain and maintain its status as a RIC. See "Distributions" and "Material Federal Income Tax Considerations".

Taxation of Operating Company

The Operating Company expects to be treated as a partnership for federal income tax purposes for as long as it has at least two members. As a result, the Operating Company will itself not be subject to federal income tax. Rather, each of the Operating Company's members, including New Mountain Finance, will be required to take into account, for federal income tax purposes, its allocable share of the Operating Company's items of income, gain, loss, deduction and credit. SLF expects to be treated as a disregarded entity for federal income tax purposes. As a result, SLF will itself not be subject to federal income tax and, for federal income tax purposes, the Operating Company will take into account all of SLF's assets and items of income, gain, loss, deduction and credit. See "Material Federal Income Tax Considerations".

Dividend Reinvestment Plan

New Mountain Finance has adopted an "opt out" dividend reinvestment plan for its stockholders. As a result, if New Mountain Finance declares a distribution, then your cash distributions will be automatically reinvested in additional shares of New Mountain Finance's common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal income tax consequences as stockholders who elect to receive their distributions in cash. Cash distributions reinvested in additional shares of New Mountain Finance's common stock will be automatically reinvested by New Mountain Finance in additional common membership units of the Operating Company. New Mountain Finance will use only newly issued shares to implement the plan if the price at which newly-issued shares are to be credited is equal to or greater than 110% of the last determined net asset value of the shares. New Mountain Finance reserves the right to purchase shares of its common stock in the open market in connection with its implementation of the plan if the price at which its newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares. See "Dividend Reinvestment Plan".

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that New Mountain Finance's common stock may trade at a discount to its net asset value per share is separate and distinct from the risk that its net asset value per share may decline. New Mountain Finance cannot predict whether its common stock will trade above, at or below net asset value.

License Agreement

New Mountain Finance and the Operating Company have entered into a royalty-free license agreement with New Mountain, pursuant to which New Mountain has agreed to grant New Mountain Finance and the Operating Company a non-exclusive license to use the name "New Mountain". See "License Agreement".

Leverage

We expect that the Operating Company will continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested by the Operating Company and therefore, indirectly, increases the risks associated with investing in shares of New Mountain Finance's common stock. See "Risk Factors".

Anti-Takeover Provisions

New Mountain Finance's and the Operating Company's respective boards of directors are divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of New Mountain Finance stockholders. See "Description of New Mountain Finance's Capital Stock — Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures".

Available Information

After completion of this offering, New Mountain Finance will be required to file periodic reports, current reports, proxy statements and other information with the SEC. Unless and until exemptive relief is granted from the SEC, the Operating Company will also be required to file similar reports with the SEC. This information will be available at the SEC's public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at 202-551-8090. This information will also be available free of charge by contacting us at New Mountain Finance Corporation, 787 7th Avenue, 48th Floor, New York, NY 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinancecorp.com. The information on our website is not incorporated by reference into this prospectus.

          Unless otherwise indicated, all information in this prospectus reflects the consummation of the formation transactions described in "Formation Transactions and Related Agreements" and the concurrent private placement.

          A nominal amount of shares of New Mountain Finance's common stock was outstanding prior to the completion of this offering. The number of shares of New Mountain Finance's common stock to be outstanding after completion of this offering is based on 10,344,827 shares of New Mountain Finance's common stock to be sold in this offering and the concurrent private placement and 1,252,964 shares of New Mountain Finance's common stock to be received by Guardian Partners in the formation transactions, and except where we state otherwise, the common stock information presented in this prospectus:

  •
  excludes 20,221,938 shares of New Mountain Finance's common stock issuable upon exchange of common membership units of the Operating Company held by AIV Holdings upon exercise of its exchange rights, as described under "Formation Transactions and Related Agreements — Structure-Related Agreements — The Operating Company Agreement"; and

  •
  assumes no exercise by the underwriters of their option to purchase up to 1,242,776 additional shares of New Mountain Finance's common stock.

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you", "New Mountain Finance", the "Operating Company", or "us" or that "we", "New Mountain Finance", or the "Operating Company" will pay fees or expenses, stockholders will indirectly bear such fees or expenses through New Mountain Finance's investment in the Operating Company.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00	%(1)
Offering expenses (as a percentage of offering price)	4.39	%(2)
Dividend reinvestment plan fees	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)	11.39%
Annual expenses (as a percentage of net assets attributable to common stock(4)):
Base management fees	2.45	%(5)
Incentive fees payable under Investment Management Agreement	—	%(6)
Interest payments on borrowed funds	0.89	%(7)
Other expenses (estimated)	1.19	%(8)

Total annual expenses	4.53	%(9)

Example

          The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in New Mountain Finance's common stock. In calculating the following expense amounts, we have assumed that the Operating Company's borrowings and annual expenses would remain at the levels set forth in the table above and assumed that you would pay a sales load of 7.00% (the underwriting discount and commission to be paid by the Operating Company with respect to common stock sold by New Mountain Finance in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$42	$127	$212	$426

(1)
The underwriting discounts and commissions (sales load) with respect to the shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)
All expenses of this offering, including the sales load, will be borne by the Operating Company. The Operating Company will incur approximately $5,272,610 of estimated expenses, excluding the sales load, in connection with this offering. Stockholders will indirectly bear such expenses, including the sales load, through ownership of common membership units of the Operating Company.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses".

(4)
The net assets attributable to common stock is the December 31, 2010 net asset value of the Predecessor Entities plus the gross proceeds from this offering and concurrent private placement, assuming an initial public offering price of $14.50 per share (the mid-point of the range set forth on the front cover of this prospectus), less the sales load and offering expenses.

(5)
The base management fee under the Investment Management Agreement is based on the Operating Company's gross assets less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. See "Investment Management Agreement".

(6)
The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of the Operating Company's "Pre-Incentive Fee Adjusted Net Investment Income" that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a "catch-up" provision measured at the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

  •
  no incentive fee is payable to the Investment Adviser in any calendar quarter in which the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2%, or the hurdle.

  •
  100% of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of the Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10% annualized) is payable to the Investment Adviser. We refer to this portion of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the "catch-up". The "catch-up" provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when its Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter; and

  •
  20% of the amount of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10% annualized) is payable to the Investment Adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Adjusted Net Investment Income thereafter is allocated to the Investment Adviser).

  The second part of the incentive fee will equal 20% of our "Incentive Fee Capital Gains", which will equal the Operating Company's realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing with the year ending December 31, 2011. New Mountain Finance and the Operating Company intend to seek exemptive relief from the SEC to permit the Operating Company to pay 50%, on an after tax basis, of the incentive fee in common membership units of the Operating Company having a total market price, calculated based on the market price of New Mountain Finance's common stock, equal to the amount of the incentive fee, which common membership units will be exchangeable into shares of New Mountain Finance's common stock on a one-for-one basis. There can be no assurance that this exemptive relief will be granted. If exemptive relief is not granted, the Operating Company will pay the entire incentive fee in cash.

(7)
The Operating Company intends to borrow funds from time to time to make investments to the extent it determines that additional capital would allow it to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with these borrowings are indirectly borne by New Mountain Finance's stockholders through its investment in the Operating Company. As of December 31, 2010, $59.7 million and $56.9 million were outstanding under the Predecessor Credit Facility and the SLF Credit Facility, respectively. For purposes of this section, we have assumed the December 31, 2010 amounts outstanding under these credit facilities, and have computed interest expense using an assumed interest rate of 3.3% for the Credit Facility and 2.5% for the SLF Credit Facility, which were the rates payable as of December 31, 2010. See "Senior Securities".

(8)
"Other expenses" are based on estimated amounts of New Mountain Finance's and the Operating Company's expenses for the current fiscal year and include New Mountain Finance's and the Operating Company's estimated overhead expenses, including payments by the Operating Company under the Administration Agreement based on the estimated allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to New Mountain Finance and the Operating Company under the Administration Agreement. Direct expenses have been capped at $3.0 million for the Operating Company's first year of operations. See "Administration Agreement".

(9)
Total annual expenses are based on estimated amounts for the current fiscal year. You will incur these fees and expenses indirectly through New Mountain Finance's investment in the Operating Company.

          The example and the expenses in the tables above should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. If the Operating Company achieves sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, its expenses, and returns to New Mountain Finance investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in New Mountain Finance's dividend reinvestment plan will receive a number of shares of New Mountain Finance's common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of New Mountain Finance's common stock at the close of trading on the dividend payment date fixed by New Mountain Finance's board of directors, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding the dividend reinvestment plan.

 SELECTED FINANCIAL AND OTHER DATA

          The selected combined financial and other data below reflects the combined historical operations of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P., the assets of which will be contributed to the Operating Company in connection with the formation transactions. This combined financial and other data is the Operating Company's historical financial and other data. The Operating Company will be New Mountain Finance's sole investment following the completion of this offering. To date, New Mountain Finance Corporation has had no operations. As described in "Formation Transactions and Related Agreements — Holding Company Structure", following the completion of this offering, New Mountain Finance will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of the Operating Company.

          We have derived the selected historical balance sheet information as of December 31, 2008, 2009 and 2010 and the selected statement of operations information for the period from October 29, 2008 (inception) through December 31, 2008 and for the years ended December 31, 2009 and 2010 from the Operating Company's audited combined financial statements included elsewhere in this prospectus.

          The historical financial information does not reflect the allocation of certain general and administrative costs or other expenses or the impact of management fees that were incurred by affiliates of New Mountain. We expect that, following the completion of this offering, our share of expenses and management fees as a stand-alone company will be higher than those historically incurred by the Operating Company. Accordingly, the historical financial information should not be relied upon as being representative of our financial position or operating results had we operated on a stand-alone basis under similar regulatory constraints, nor are they representative of our financial position or operating results following this offering. In addition, following the completion of this offering, New Mountain Finance will own approximately 36.4% of the common membership units of the Operating Company, assuming no exercise of the underwriters' option to purchase additional shares. Depending on New Mountain Finance's ownership interest in the Operating Company, the Operating Company's results of operations may not be consolidated with New Mountain Finance's results of operations in future periods. As a result, the historical and future financial information may not be representative of New Mountain Finance's financial information in future periods.

          The financial and other information below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Senior Securities" and

the Operating Company's combined financial statements and related notes, which are included elsewhere in this prospectus.

	Year ended December 31, 2010	Year ended December 31, 2009	Period from October 29, 2008 (inception) through December 31, 2008
	(dollars in thousands)
Income statement data:
Total investment income	$41,375	$21,767	$256
Total expenses	3,911	1,359	—

Net investment income	37,464	20,408	256

Realized gains on investments	$66,287	$37,129	—
Net change in unrealized (depreciation) / appreciation of investments	(39,959)	68,143	(1,435)

Net increase (decrease) in net assets resulting from operations	$63,792	$125,680	$(1,179)

Other data:
Weighted average Yield to Maturity(1)	12.5%	12.7%	18.8%
Number of portfolio companies at period end	43	24	6
Balance sheet data:
Total investments at fair value	$441,058	$320,523	$61,451
Total cash and cash equivalents	10,744	4,110	189
Total assets	460,224	330,558	61,669
Borrowings outstanding	116,633	77,745	—
Net assets	241,927	239,441	30,354

(1)
Assumes that the investments in our portfolio as of the Portfolio Date are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. Also assumes that unfunded revolvers remain undrawn. Interest income is assumed to be received quarterly for all debt securities. For floating rate debt securities, the interest rate is calculated by adding the spread to the projected three-month LIBOR at each respective quarter, which is determined based on the forward three-month LIBOR curve per Bloomberg as of the Portfolio Date. This calculation excludes the impact of existing leverage, except for the non-recourse debt of SLF. SLF is treated as a fully levered asset of the Operating Company, with SLF's net asset value being included for yield calculation purposes.

RISK FACTORS

          Investing in New Mountain Finance's common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in New Mountain Finance's common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of New Mountain Finance's common stock could decline, and you may lose all or part of your investment.

 Risks Relating to Our Business

We have a limited operating history.

          New Mountain Finance is a newly-formed entity and the Operating Company commenced operations in October 2008. Prior to the completion of this offering, the Operating Company will own all of the operations of the Predecessor Entities existing immediately prior to the formation transactions, including all of the assets and liabilities related to such operations. New Mountain Finance will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of the Operating Company. As a result, we will be subject to many of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that, as a result, the value of New Mountain Finance's common stock could decline substantially.

We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain.

          We do not expect that we will replicate the Predecessor Entities' historical performance or the historical performance of New Mountain's investments, and our investment returns may be substantially lower than the returns achieved by the Predecessor Entities. Although the Predecessor Entities commenced operations during otherwise unfavorable economic conditions, this was a favorable environment in which to conduct our business in light of our investment objectives and strategy. In addition, our investment strategies may differ from those of New Mountain or its affiliates. New Mountain Finance and the Operating Company, as business development companies, and New Mountain Finance, as a RIC, and the Operating Company as a result of New Mountain Finance being a RIC, are subject to certain regulatory restrictions that do not apply to New Mountain or its affiliates.

          The Operating Company will generally not be permitted to invest in any private company in which New Mountain or any of its affiliates holds an existing investment, except to the extent permitted by the 1940 Act. This may adversely affect the pace at which the Operating Company makes investments. Moreover, we expect the Operating Company will operate with a different leverage profile than the Predecessor Entities. Furthermore, none of the prior results were from public reporting companies, and all or a portion of these results were achieved in particularly favorable market conditions for our investment strategy which may never be repeated. Finally, we can offer no assurance that our investment team will be able to continue to implement our investment objective with the same degree of success as it has had in the past.

There will be uncertainty as to the value of our portfolio investments because most of our investments are, and will continue to be in private companies and recorded at fair value. In addition, because New Mountain Finance will be a holding company, the fair value of our investments will be initially determined by the Operating Company's board of directors in accordance with our valuation policy.

          Some of our investments are and will be in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. Under the 1940 Act, the Operating Company is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by its board of directors, including to reflect significant events affecting the value of our securities. The Operating Company will value our investments for which it does not have readily available market quotations quarterly, or more frequently as circumstances require, at fair value as determined in good faith by its board of directors in accordance with its valuation policy, which is at all times consistent with generally accepted accounting principles.

          The Operating Company's board of directors expects to utilize the services of one or more independent third-party valuation firms to aid it in determining the fair value with respect to its material unquoted assets. We expect that inputs into the determination of fair value of these investments may require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

          The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate: available market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business, comparisons of financial ratios of peer companies that are public, comparable merger and acquisition transactions and the principal market and enterprise values. Because these valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Operating Company's determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed.

          Due to this uncertainty, the Operating Company's fair value determinations may cause its net asset value and, consequently, New Mountain Finance's net asset value on any given date to materially understate or overstate the value that the Operating Company may ultimately realize upon the sale of one or more of our investments. In addition, investors purchasing New Mountain Finance's common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant. Because New Mountain Finance will be a holding company and its only business and sole asset will be its ownership of common membership units of the Operating Company, New Mountain Finance's net asset value will be based on the Operating Company's valuation and its percentage interest in the Operating Company.

          Although the Operating Company's initial board of directors will be comprised of the same individuals as New Mountain Finance's board of directors, there can be no assurances that the Operating Company's board composition will remain the same as New Mountain Finance's following the completion of this offering. As a result, the value of your investment in New Mountain Finance could be similarly understated or overstated based on the Operating Company's fair value determinations. However, in the event that New Mountain Finance's board of directors believes that a different fair value for the Operating Company's investments is appropriate, New Mountain Finance's board of directors will endeavor to discuss the differences in the valuations with the Operating Company's board of directors for the purposes of resolving the differences in valuation. The valuation procedures of New Mountain Finance will be substantially similar to those utilized by the Operating Company described above.

          The Operating Company will adjust quarterly the valuation of our portfolio to reflect its board of directors' determination of the fair value of each investment in our portfolio. Any changes in fair value will be recorded in the Operating Company's statement of operations as net change in unrealized appreciation or depreciation.

Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed.

          We will depend on the investment judgment, skill and relationships of the investment professionals of the Investment Adviser, particularly Steven Klinsky and Robert Hamwee, as well as other key personnel to identify, evaluate, negotiate, structure, execute, monitor and service our investments. The Investment Adviser is an affiliate of New Mountain and will be supported by New Mountain's team, which as of December 31, 2010 consisted of approximately 86 staff members, including approximately 53 investment professionals (including 14 managing directors and 13 senior advisers) as well as 14 finance and operational professionals and other resources of New Mountain and its affiliates to fulfill its obligations to the Operating Company under the Investment Management Agreement. The Investment Adviser may also depend upon New Mountain to obtain access to investment opportunities originated by the professionals of New Mountain and its affiliates. Our future success will depend to a significant extent on the continued service and coordination of the key investment personnel of the Investment Adviser. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

          The Investment Adviser's investment committee, which provides oversight over our investment activities, is provided by the Investment Adviser. The Investment Adviser's investment committee currently consists of five members. The loss of any member of the Investment Adviser's investment committee or of other senior professionals of the Investment Adviser and its affiliates without suitable replacement could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operation and cash flows. To achieve our investment objective, the Investment Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. If the Investment Adviser is unable to find investment professionals or do so in a timely manner, our business, financial condition and results of operations could be adversely affected.

The Investment Adviser does not have any prior experience managing a business development company or a RIC, which could adversely affect our business.

          The Investment Adviser has not previously managed a business development company or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other investment vehicles previously managed by the investment professionals of the Investment Adviser. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. See "Regulation". Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income, asset diversification and annual distribution requirements. New Mountain Finance will have no assets other than its ownership of common membership units of the Operating Company and will have no material long-term liabilities. As a result, New Mountain Finance will look to the Operating Company's assets and income for purposes of satisfying the requirements under the 1940 Act applicable to business development companies and the requirements under the Code applicable to RICs. The failure to comply with these provisions in a timely manner could prevent New Mountain Finance and the Operating Company from qualifying as business development companies or New Mountain Finance from qualifying as a RIC and could force us to pay unexpected taxes and penalties, which would have a material adverse effect on our performance. The Investment Adviser's lack of experience in managing a portfolio of assets under the constraints applicable to business development companies and RICs may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. If the Operating Company fails to maintain its status as a business development company or operate in a manner consistent with New Mountain Finance's status as a RIC, its operating flexibility could be significantly reduced and New Mountain Finance may be unable to maintain its status as a business development company or a RIC.

We operate in a highly competitive market for investment opportunities and may not be able to compete effectively.

          We compete for investments with other business development companies and investment funds (including private equity funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on New Mountain Finance and the Operating Company as business development companies or the source-of-income, asset diversification and distribution requirements that New Mountain Finance must satisfy to obtain and maintain its RIC status. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. There are a number of new business development companies that have recently completed their initial public offerings or that have filed registration statements with the SEC, which could create increased competition for investment opportunities.

          We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Part of our competitive advantage stems from the fact that we believe the market for middle-market lending is underserved by traditional bank lenders and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. We may also compete for investment opportunities with accounts managed by the Investment Adviser or its affiliates. Although the Investment Adviser will allocate opportunities in accordance with its policies and procedures, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and, consequently, New Mountain Finance's stockholders. Moreover, the performance of investment opportunities will not be known at the time of allocation. See "— The Investment Adviser has significant potential conflicts of interest with New Mountain Finance and the Operating Company and, consequently, your interests as stockholders which could adversely impact our investment returns" and "Certain Relationships and Related Transactions". If we are not able to compete effectively, our business, financial condition and results of operations will be adversely affected. Because of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify or that we will be able to fully invest our available capital.

Our business, results of operations and financial condition will depend on the Operating Company's ability to manage future growth effectively.

          Our ability to achieve our investment objective and to grow depends on the Investment Adviser's ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser's structuring of the investment process, its ability to provide competent, attentive and efficient services to the Operating Company and its ability to access financing on acceptable terms. The Investment Adviser has substantial responsibilities under the Investment Management Agreement and may also be called upon to provide managerial assistance to our portfolio companies. These demands on the time of the Investment Adviser and its investment professionals may distract them or slow the Operating Company's rate of investment. In order to grow, the Operating Company and the Investment Adviser may need to retain, train, supervise and manage new investment professionals. However, these investment professionals may not be able to contribute effectively to the work of the Investment Adviser. If we are unable to manage our future growth effectively, our business, results of operations and financial condition could be materially adversely affected.

The incentive fee may induce the Investment Adviser to make speculative investments.

          The incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The incentive fee payable to the Investment Adviser is calculated based on a percentage of the Operating Company's return on investment capital. This may encourage the Investment Adviser to use leverage to increase the return on our investments. In addition, because the base management fee is payable based upon the Operating Company's gross assets, which includes any borrowings for investment purposes, but excludes cash and cash equivalents for investment purposes, the Investment Adviser may be further encouraged to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of New Mountain Finance's common membership units of the Operating Company and, consequently, the value of New Mountain Finance's common stock.

          The incentive fee payable to the Investment Adviser also may create an incentive for the Investment Adviser to invest in instruments that have a deferred interest feature, even if such deferred payments would not provide the cash necessary for the Operating Company to make distributions to New Mountain Finance that enable New Mountain Finance to pay current distributions to its stockholders. Under these investments, the Operating Company would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. The Operating Company's net investment income used to calculate the income portion of the incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that the Operating

Company has not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligations. In addition, the "catch-up" portion of the incentive fee may encourage the Investment Adviser to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

The Operating Company will borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

          The Operating Company intends to borrow money as part of our business plan. Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital and may, consequently, increase the risk of investing in us. We expect the Operating Company to continue to use leverage to finance our investments, through senior securities issued by banks and other lenders. The Operating Company is restricted from incurring additional indebtedness under the Credit Facility, without lender consent. Lenders of these senior securities will have fixed dollar claims on the Operating Company's assets that will be superior to New Mountain Finance's claim as a member of the Operating Company, and, consequently, superior to claims of New Mountain Finance's common stockholders. If the value of the Operating Company's assets decreases, leveraging would cause its net asset value and, consequently, New Mountain Finance's net asset value, to decline more sharply than it otherwise would have had it not leveraged. Similarly, any decrease in the Operating Company's income would cause its net income and consequently New Mountain Finance's net income to decline more sharply than it would have had it not borrowed. Such a decline could adversely affect the Operating Company's ability to make distributions to its members and, consequently, New Mountain Finance's ability to make common stock dividend payments. In addition, because our investments may be illiquid, the Operating Company may be unable to dispose of them or to do so at a favorable price in the event it needs to do so if it is unable to refinance any indebtedness upon maturity and, as a result, we may suffer losses. Leverage is generally considered a speculative investment technique.

          The Operating Company's ability to service any debt that it incurs will depend largely on its financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the Investment Adviser's management fee will be payable to the Investment Adviser based on gross assets, including those assets acquired through the use of leverage, the Investment Adviser may have a financial incentive to incur leverage which may not be consistent with New Mountain Finance's interests and the interests of its common stockholders. In addition, holders of New Mountain Finance's common stock will, indirectly, bear the burden of any increase in the Operating Company's expenses as a result of leverage, including any increase in the management fee payable to the Investment Adviser.

          At December 31, 2010, the Predecessor Entities had $59.7 million and $56.9 million of indebtedness outstanding under the Predecessor Credit Facility and the SLF Credit Facility, respectively. The Predecessor Credit Facility had an effective annual interest rate of 3.3% for the year ended December 31, 2010 and the SLF Credit Facility had an effective interest rate of 2.5% for the period October 7, 2010 (commencement of SLF operations) through December 31, 2010. In order for the Operating Company to cover these annualized interest payments on indebtedness, it must achieve annual returns on its assets of at least 1.0% based on the amount of its assets at December 31, 2010.

          Illustration.    The following table illustrates the effect of leverage on returns from an investment in New Mountain Finance's common stock assuming various annual returns, net of expenses and adjusted for unsettled securities purchased. The calculations in the table below are hypothetical. Actual returns may be higher or lower than those appearing below and will also depend on New Mountain Finance's ownership interest in the Operating Company. The calculation assumes

(i) $460.2 million in total assets, (ii) a weighted average cost of borrowings of 2.8%, (iii) $167.7 million in debt outstanding and (iv) $285.3 million in stockholders' equity.

Assumed Return on Our Portfolio
(net of expenses)

	-10%	-5%	0%	5%	10%
Corresponding return to stockholder	(17.80)%	(9.73)%	(1.67)%	6.40%	14.47%

New Mountain Finance and the Operating Company may need to raise additional capital to grow because New Mountain Finance must distribute most of its income.

          All of the proceeds from this offering and the concurrent private placement will be contributed to the Operating Company in exchange for New Mountain Finance's acquisition of common membership units of the Operating Company. New Mountain Finance and the Operating Company may need additional capital to fund new investments and grow our portfolio of investments once the Operating Company has fully invested these proceeds. New Mountain Finance may access the capital markets periodically to issue equity securities, which would in turn increase the equity capital available to the Operating Company. In addition, the Operating Company may also issue debt securities or borrow from financial institutions in order to obtain such additional capital. However, the Operating Company is restricted from incurring additional indebtedness under the Credit Facility, without lender consent. Under the 1940 Act, New Mountain Finance is not permitted to own any other securities other than its common membership units of the Operating Company. As a result, any proceeds from offerings by New Mountain Finance of equity securities would be contributed to the Operating Company. Unfavorable economic conditions could increase New Mountain Finance's and the Operating Company's funding costs, limit their access to the capital markets or result in a decision by lenders not to extend credit to the Operating Company. A reduction in the availability of new capital could limit our ability to grow. In addition, New Mountain Finance will be required to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to its stockholders to obtain and maintain its RIC status. As a result, these earnings will not be available to fund new investments. If New Mountain Finance or the Operating Company is unable to access the capital markets or if the Operating Company is unable to borrow from financial institutions, the Operating Company may be unable to grow our business and execute our business strategy fully and our earnings, if any, could decrease which could have an adverse effect on the value of New Mountain Finance's securities.

If the Operating Company is unable to comply with the covenants or restrictions in the Credit Facility, our business could be materially adversely affected.

          The Credit Facility includes covenants that, subject to exceptions, among other things, restrict the Operating Company's ability to dispose of assets, incur additional indebtedness, pay distributions, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Credit Facility also includes change of control provisions that accelerate the indebtedness under the facility in the event of certain change of control events. See "Management's Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Credit Facilities — The Credit Facility". Complying with these restrictions may prevent the Operating Company from taking actions that we believe would help it to grow our business or are otherwise consistent with our investment objective. These restrictions could also limit the Operating Company's ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. See "Management's Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Credit

Facilities — The Credit Facility" for additional information regarding the Operating Company's credit arrangements. In addition, the restrictions contained in the Credit Facility could limit the Operating Company's ability to make distributions to its members in certain circumstances which could result in New Mountain Finance failing to qualify as a RIC and thus becoming subject to corporate-level federal income tax (and any applicable state and local taxes).

          The breach of any of the covenants or restrictions unless cured within the applicable grace period, would result in a default under the Credit Facility that would permit the lender to declare all amounts outstanding to be due and payable. In such an event, the Operating Company may not have sufficient assets to repay such indebtedness. As a result, any default could have serious consequences to our financial condition. An event of default or an acceleration under the Credit Facility could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact the Operating Company's liquidity. An event of default under the Credit Facility will trigger an event of default under the SLF Credit Facility. The Operating Company may not be granted waivers or amendments to the Credit Facility if for any reason it is unable to comply with it, and the Operating Company may not be able to refinance the Credit Facility on terms acceptable to it, or at all.

If SLF is unable to comply with the covenants or restrictions in the SLF Credit Facility, our business could be materially adversely affected.

          The SLF Credit Facility includes covenants that, subject to exceptions, among other things, restrict SLF's ability to dispose of assets, incur additional indebtedness, pay distributions, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The SLF Credit Facility also includes change of control provisions that accelerate the indebtedness under the facility in the event of certain change of control events. See "Management's Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Credit Facilities — The SLF Credit Facility". Complying with these restrictions may prevent SLF from taking actions that we believe would help it to grow our business or are otherwise consistent with our investment objective. These restrictions could also limit SLF's ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. See "Management's Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Credit Facilities — The SLF Credit Facility" for additional information regarding SLF's credit arrangements. In addition, the restrictions contained in the SLF Credit Facility could limit SLF's ability to make distributions to the Operating Company in certain circumstances which could limit the Operating Company's ability to make distributions to its members. This could result in New Mountain Finance failing to qualify as a RIC and thus becoming subject to corporate-level federal income tax (and any applicable state and local taxes).

          The breach of any of the covenants or restrictions, unless cured within the applicable grace period, or an "Event of Default" under the Credit Facility, would result in a default under the SLF Credit Facility that would permit the lender to declare all amounts outstanding to be due and payable. In such an event, SLF may not have sufficient assets to repay such indebtedness. As a result, any default could have serious consequences for the Operating Company's results of operations and financial condition. SLF may not be granted waivers or amendments to the SLF Credit Facility if for any reason it is unable to comply with it, and SLF may not be able to refinance the SLF Credit Facility on terms acceptable to it, or at all.

The Operating Company may enter into reverse repurchase agreements, which are another form of leverage.

          Subject to limitations in the Credit Facility, the Operating Company may enter into reverse repurchase agreements as part of its management of our temporary investment portfolio. Under a reverse repurchase agreement, the Operating Company will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the payor will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Operating Company.

          The Operating Company's use of reverse repurchase agreements, if any, involves many of the same risks involved in its use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired with the proceeds of a reverse repurchase agreement may decline below the price of the securities that it has sold but remains obligated to repurchase under the reverse repurchase agreement. In addition, there is a risk that the market value of the securities effectively pledged by the Operating Company may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Operating Company may be adversely affected. Also, in entering into reverse repurchase agreements, the Operating Company would bear the risk of loss to the extent that the proceeds of such agreements at settlement are more than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Operating Company's net asset value would decline, and, in some cases, we may be worse off than if such instruments had not been used.

If the Operating Company is unable to obtain additional debt financing, or if its borrowing capacity is materially reduced, our business could be materially adversely affected.

          The Operating Company may want to obtain additional debt financing, or need to do so upon maturity of its Credit Facility, in order to obtain funds which may be made available for investments. The Operating Company is restricted from incurring additional indebtedness under the Credit Facility without lender consent. The revolving period under the Credit Facility ends on October 21, 2013, and the Credit Facility matures on October 21, 2015. If the Operating Company is unable to increase, renew or replace any such facility and enter into a new debt financing facility or other debt financing on commercially reasonable terms, its liquidity may be reduced significantly. In addition, if the Operating Company is unable to repay amounts outstanding under any such facilities and is declared in default or is unable to renew or refinance these facilities, it may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that the Operating Company may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or the Operating Company, and could materially damage the Operating Company's business operations and, consequently, New Mountain Finance's business, results of operations and financial condition.

An extended continuation of the disruption in the capital markets and the credit markets could adversely affect our business.

          As business development companies, New Mountain Finance and the Operating Company must maintain their ability to raise additional capital for investment purposes. If New Mountain Finance or the Operating Company is unable to access the capital markets or credit markets, the Operating Company may be forced to curtail its business operations and may be unable to pursue new investment opportunities. The capital markets and the credit markets have experienced extreme volatility in recent periods, and, as a result, there has been and will likely continue to be uncertainty in the financial markets in general. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. In addition, a prolonged period of market illiquidity may cause the Operating Company to reduce the volume of loans it originates and/or funds and adversely affect the value of our portfolio investments. Unfavorable economic conditions could also increase the Operating Company's funding costs, limit New Mountain Finance's and the Operating Company's access to the capital markets or result in a decision by lenders not to extend credit to the Operating Company. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict the Operating Company's business operations and, consequently, could adversely impact New Mountain Finance's business, results of operations and financial condition.

          If the fair value of the Operating Company's assets declines substantially, it may fail to maintain the asset coverage ratios imposed upon it by the 1940 Act and contained in its Credit Facility. Any such failure would affect the Operating Company's ability to issue senior securities, including borrowings, draw on its Credit Facility and pay distributions, which could materially impair its business operations. The Operating Company's liquidity could be impaired further by New Mountain Finance's or the Operating Company's inability to access the capital or credit markets. For example, we cannot be certain that the Operating Company will be able to renew its credit facilities as they mature or to consummate new borrowing facilities to provide capital for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally. In addition, adverse economic conditions due to these disruptive conditions could materially impact the Operating Company's ability to comply with the financial and other covenants in any existing or future credit facilities. If the Operating Company is unable to comply with these covenants, its business could be materially adversely affected, which could, as a result, materially adversely affect New Mountain Finance's business, results of operations and financial condition.

Changes in interest rates may affect the Operating Company's cost of capital and net investment income.

          To the extent the Operating Company borrows money to make investments, the Operating Company's net investment income will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on the Operating Company's net investment income in the event it uses debt to finance its investments. In periods of rising interest rates, the Operating Company's cost of funds would increase, which could reduce its net investment income. We expect that the Operating Company's long-term fixed-rate investments will be financed primarily with proceeds of issuances of equity by New Mountain Finance and long-term debt securities by the Operating Company. The Operating Company may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

Because the Operating Company intends to make distributions to its members that will be sufficient to enable New Mountain Finance to obtain and maintain its status as a RIC, and because New Mountain Finance intends to distribute substantially all of its income to its stockholders to obtain and maintain its status as a RIC, New Mountain Finance and the Operating Company will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

          In order for New Mountain Finance to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, the Operating Company intends to make distributions to its members that will be sufficient to enable New Mountain Finance to obtain and maintain its status as a RIC, and New Mountain Finance intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of the Operating Company, and treat such amounts as deemed distributions to its stockholders. If New Mountain Finance elects to treat any amounts as deemed distributions, New Mountain Finance must pay income taxes at the corporate rate on such deemed distributions on behalf of its stockholders. As a result of these requirements, New Mountain Finance and the Operating Company will likely need to raise capital from other sources to grow our business. As a business development company, the Operating Company will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of the Operating Company's borrowings and any outstanding preferred membership units, of at least 200%. The Operating Company will consolidate the assets and liabilities of SLF for the purposes of its financial statements and calculating compliance with the 200% asset coverage ratio. Because New Mountain Finance will have no assets other than its ownership of common membership units of the Operating Company and will have no material long-term liabilities, New Mountain Finance will look to the Operating Company's assets for purposes of satisfying this test. These requirements limit the amount that the Operating Company may borrow. Because the Operating Company will continue to need capital to grow our investment portfolio, these limitations may prevent the Operating Company from incurring debt and require New Mountain Finance to raise additional equity at a time when it may be disadvantageous to do so. While we expect the Operating Company will be able to borrow and to issue additional debt securities and expect that New Mountain Finance will be able to issue additional equity securities, which would in turn increase the equity capital available to the Operating Company, we cannot assure you that debt and equity financing will be available to New Mountain Finance or the Operating Company on favorable terms, or at all. In addition, as a business development company, New Mountain Finance generally will not be permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to New Mountain Finance or the Operating Company, the Operating Company could be forced to curtail or cease new investment activities, and the Operating Company's net asset value and, consequently, New Mountain Finance's net asset value, could decline.

Our ability to enter into transactions with our affiliates is restricted.

          As business development companies, New Mountain Finance and the Operating Company will be prohibited under the 1940 Act from participating in certain transactions with their respective affiliates without the prior approval of their respective independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of New Mountain Finance's outstanding voting securities will be New Mountain Finance's and the Operating Company's affiliate for purposes of the 1940 Act. New Mountain Finance and the Operating Company will generally be prohibited from buying or selling any securities (other than their respective securities) from or to an affiliate. The 1940 Act also prohibits certain "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of independent directors and, in some cases, the SEC. If a person acquires more than

25% of New Mountain Finance's voting securities, New Mountain Finance and the Operating Company are prohibited from buying or selling any security (other than their respective securities) from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit New Mountain Finance's and the Operating Company's ability to transact business with their respective officers or directors or their affiliates. As a result of these restrictions, the Operating Company may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by any affiliate of the Investment Adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Operating Company.

New Mountain Finance and the Operating Company expect to file an application with the SEC requesting exemptive relief from certain provisions of the 1940 Act and the Securities Exchange Act of 1934.

          The 1940 Act prohibits certain transactions between New Mountain Finance, the Operating Company and their respective affiliates without first obtaining an exemptive order from the SEC. New Mountain Finance and the Operating Company expect to file an application with the SEC requesting an order exempting them from certain provisions of the 1940 Act and from certain reporting requirements mandated by the Securities Exchange Act of 1934, or the Exchange Act. If the relief under the Exchange Act is granted, the Operating Company would be exempt from the reporting obligations under the Exchange Act. However, New Mountain Finance would continue to be required to file these reports which would include disclosure with respect to the Operating Company. There may be delays and costs involved in obtaining this relief, and there is no assurance that the application for exemptive relief will be granted by the SEC. New Mountain Finance and the Operating Company also intend to seek exemptive relief to permit the Operating Company to pay the incentive fee payable to the Investment Adviser in common membership units of the Operating Company, which will be exchangeable into shares of New Mountain Finance's common stock and there is no assurance that the application for exemptive relief will be granted by the SEC. See "— The Operating Company's ability to pay 50%, on an after tax basis, of the incentive fee to the Investment Adviser in common membership units of the Operating Company is contingent on receipt of exemptive relief from the SEC".

The Investment Adviser has significant potential conflicts of interest with New Mountain Finance and the Operating Company and, consequently, your interests as stockholders which could adversely impact our investment returns.

          New Mountain Finance's and the Operating Company's executive officers and directors, as well as the current or future investment professionals of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by New Mountain Finance's and the Operating Company's affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in your interests as stockholders. Although we are currently New Mountain's only vehicle focused primarily on investing in the Target Securities, in the future, the investment professionals of the Investment Adviser and/or New Mountain employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with our own and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to the Operating Company and such other funds. Although the investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that the Operating Company may not be given the opportunity to participate in certain investments made by the

Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over the Operating Company. When these investment professionals identify an investment, they will be forced to choose which investment fund should make the investment.

          If the Investment Adviser forms other affiliates in the future, the Operating Company may co-invest on a concurrent basis with such other affiliate, subject to compliance with applicable regulations and regulatory guidance or an exemptive order from the SEC and the Operating Company's allocation procedures. In addition, the Operating Company pays management and incentive fees to the Investment Adviser and reimburses the Investment Adviser for certain expenses it incurs. As a result, investors in New Mountain Finance's common stock will invest in New Mountain Finance and indirectly in the Operating Company, on a "gross" basis and receive distributions on a "net" basis after New Mountain Finance's pro rata share of the Operating Company's expenses. Also, the incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Any potential conflict of interest arising as a result of the arrangements with the Investment Adviser could have a material adverse effect on our business, results of operations and financial condition.

The incentive fee the Operating Company pays to the Investment Adviser in respect of capital gains may be effectively greater than 20%.

          As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee the Operating Company will pay to the Investment Adviser, the cumulative aggregate capital gains fee received by the Investment Adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption "Investment Management Agreement — Overview of the Investment Adviser — Management Fee — Incentive Fee". We cannot predict whether, or to what extent, this payment calculation would affect your investment in New Mountain Finance's common stock.

The Investment Adviser's investment committee, the Investment Adviser or its affiliates may, from time to time, possess material non-public information, limiting the Operating Company's investment discretion.

          The Investment Adviser's investment professionals, investment committee or their respective affiliates may serve as directors of, or in a similar capacity with, companies in which we invest through the Operating Company, the securities of which are purchased or sold on the Operating Company's behalf. In the event that material non-public information is obtained with respect to such companies, or we became subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, the Operating Company could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on the Operating Company and, consequently, your interests as stockholders of New Mountain Finance.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

          Some of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, the Operating Company's board of directors will determine the fair value of these securities in good faith. In connection with this determination, investment professionals from the Investment Adviser may provide the Operating Company's board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Steven Klinsky, a member of New Mountain Finance's and the Operating Company's board of directors, has an indirect pecuniary interest in the Investment Adviser. The participation of the Investment Adviser's investment professionals in our valuation process, and the indirect pecuniary interest in the Investment Adviser by a member of New Mountain Finance's and the Operating Company's board of directors, could result in a conflict of interest as the Investment Adviser's management fee is based, in part, on the Operating Company's gross assets and incentive fees will be based, in part, on unrealized gains and losses.

Conflicts of interest may exist related to other arrangements with the Investment Adviser or its affiliates.

          New Mountain Finance and the Operating Company have entered into a royalty-free license agreement with New Mountain under which New Mountain has agreed to grant New Mountain Finance and the Operating Company a non-exclusive, royalty-free license to use the name "New Mountain". See "License Agreement". In addition, the Operating Company will reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to New Mountain Finance and the Operating Company under the Administration Agreement, such as rent and the allocable portion of the cost of New Mountain Finance's and the Operating Company's chief financial officer and chief compliance officer and their respective staffs. This could create conflicts of interest that the board of directors for New Mountain Finance and the Operating Company must monitor.

The Investment Management Agreement with the Investment Adviser and the Administration Agreement with the Administrator were not negotiated on an arm's length basis.

          The Investment Management Agreement and the Administration Agreement were negotiated between related parties. In addition, New Mountain Finance and the Operating Company may choose not to enforce, or to enforce less vigorously, their respective rights and remedies under these agreements because of their desire to maintain their ongoing relationship with the Investment Adviser, the Administrator and their respective affiliates. Any such decision, however, could cause New Mountain Finance to breach its fiduciary obligations to its stockholders.

The Investment Adviser's liability will be limited under the Investment Management Agreement, and the Operating Company has agreed to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

          Under the Investment Management Agreement, the Investment Adviser will not assume any responsibility other than to render the services called for under that agreement, and it will not be responsible for any action of the Operating Company's board of directors in following or declining to follow the Investment Adviser's advice or recommendations. Under the terms of the Investment Management Agreement, the Investment Adviser, its officers, members, personnel, any person controlling or controlled by the Investment Adviser will not be liable to New Mountain Finance, the Operating Company, any of their subsidiaries or any of their respective directors, members or stockholders or any subsidiary's stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the Investment Adviser's duties under the Investment Management Agreement. In addition, the Operating Company has agreed to indemnify the Investment Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted pursuant to authority granted by the Investment Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person's duties under the Investment Management Agreement. These protections may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

The Investment Adviser can resign upon 60 days' notice, and a suitable replacement may not be found within that time, resulting in disruptions in the Operating Company's operations that could adversely affect our business, results of operations and financial condition.

          Under the Investment Management Agreement, the Investment Adviser has the right to resign at any time upon 60 days' written notice, whether a replacement has been found or not. If the Investment Adviser resigns, the Operating Company may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not able to be found on a timely basis, our business, results of operations and financial condition and the Operating Company's ability to pay distributions are likely to be materially adversely affected and the market price of New Mountain Finance's common stock may decline. In addition, if the Operating Company is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates, the coordination of its internal management and investment activities is likely to suffer. Even if the Operating Company is able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

The Administrator can resign from its role as Administrator under the Administration Agreement, and a suitable replacement may not be found, resulting in disruptions that could adversely affect our business, results of operations and financial condition.

          The Administrator has the right to resign under the Administration Agreement upon 60 days' written notice, whether a replacement has been found or not. If the Administrator resigns, it may be difficult to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If a replacement is not found quickly, our business, results of operations and financial condition as well as the Operating Company's ability to pay distributions are likely to be adversely affected and the market price of New Mountain Finance's common stock may decline. In addition, the coordination of New Mountain Finance's and the Operating Company's internal management and administrative activities is likely to suffer if they are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if a comparable service provider or individuals to perform such services are retained, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

If New Mountain Finance and the Operating Company fail to maintain their status as business development companies, our business and operating flexibility could be significantly reduced.

          New Mountain Finance and the Operating Company intend to qualify as business development companies under the 1940 Act immediately prior to the completion of this offering. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against New Mountain Finance or the Operating Company and/or expose New Mountain Finance or the Operating Company to claims of private litigants. In addition, upon approval of a majority of New Mountain Finance's stockholders, or, in the Operating Company's case, a majority of its members voting on a pass through basis, New Mountain Finance or the Operating Company may elect to withdraw their respective election as a business development company. If New Mountain Finance or the Operating Company decide to withdraw their election, or if New Mountain Finance or the Operating Company otherwise fail to qualify, or maintain their qualification, as a business development company, New Mountain Finance or the Operating Company may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with these regulations would significantly decrease our operating flexibility and could significantly increase our cost of doing business. For additional information on the qualification requirements of a business development company, see the disclosure under the caption "Regulation".

If the Operating Company does not invest a sufficient portion of its assets in qualifying assets, it could be precluded from investing in certain assets or could be required to dispose of certain assets, which could have a material adverse effect on our business, financial condition and results of operations.

          As a business development company, the Operating Company will be prohibited from acquiring any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. As of December 31, 2010, approximately $23.9 million, or approximately 5.2% of the Operating Company's total assets, were not "qualifying assets". We may acquire in the future other investments that are not "qualifying assets" to the extent permitted by the 1940 Act. If the Operating Company does not invest a sufficient portion of its assets in qualifying assets, it would be prohibited from investing in additional assets, which could have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent the Operating Company from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require the Operating Company to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If the Operating Company needs to dispose of these investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, the Operating Company may have difficulty in finding a buyer and, even if a buyer is found, it may have to sell the investments at a substantial loss.

The Operating Company's ability to invest in public companies may be limited in certain circumstances.

          To maintain the Operating Company's status, and consequently, New Mountain Finance's status as business development companies, the Operating Company is not permitted to acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of its total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment.

Regulations governing the operations of business development companies will affect New Mountain Finance's ability to raise additional equity capital as well as the Operating Company's ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies.

          Our business will require a substantial amount of capital in addition to the proceeds of this offering and the concurrent private placement. The Operating Company may acquire additional capital from the issuance of senior securities, including borrowing or other indebtedness. In addition, New Mountain Finance may also issue additional equity capital, which would in turn increase the equity capital available to the Operating Company. Under the 1940 Act, New Mountain Finance is not permitted to own any other securities other than common membership units of the Operating Company. As a result, any proceeds from offerings of New Mountain Finance's equity securities would be contributed to the Operating Company and subsequently used by the Operating Company for investment purposes. However, New Mountain Finance and the Operating Company may not be able to raise additional capital in the future on favorable terms or at all.

          The Operating Company may issue debt securities, other evidences of indebtedness or preferred membership units, and it may borrow money from banks or other financial institutions, which we refer to collectively as "senior securities", up to the maximum amount permitted by the 1940 Act. The 1940 Act permits the Operating Company to issue senior securities in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. The Operating Company will consolidate the assets and liabilities of SLF for purposes of its financial statements and calculating compliance with the 200% asset coverage ratio. If the Operating Company's asset coverage ratio were not at least 200%, it would be unable to issue senior securities, and if it had senior securities outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Credit Facility or the SLF Credit Facility), it would be unable to make distributions to its members and, consequently, New Mountain Finance would be unable to pay dividends. However, at December 31, 2010, the only senior securities outstanding were indebtedness under the Predecessor Credit Facility and the SLF Credit Facility and therefore at December 31, 2010, the Operating Company would not have been precluded from paying distributions. If the value of the Operating Company's or SLF's assets declines, the Operating Company may be unable to satisfy this test. If that happens, the Operating Company or SLF may be required to liquidate a portion of its investments and repay a portion of its indebtedness at a time when such sales may be disadvantageous.

          The Credit Facility matures on October 21, 2015 and permits borrowings of $160 million. The Predecessor Credit Facility had $59.7 million in debt outstanding as of December 31, 2010. The SLF Credit Facility matures on October 27, 2015 and permits borrowings of $150 million. The SLF Credit Facility had $56.9 million in debt outstanding as of December 31, 2010.

          In addition, the Operating Company may in the future seek to securitize other portfolio securities to generate cash for funding new investments. To securitize loans, the Operating Company would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. The Operating Company would then sell interests in the subsidiary on a non-recourse basis to purchasers and it would retain all or a portion of the equity in the subsidiary. If the Operating Company is unable to successfully securitize our loan portfolio, which must be done in compliance with the relevant restrictions in the Credit Facility, its ability to grow our business or fully execute our business strategy could be impaired and our earnings, if any, could decrease. The securitization market is subject to changing market conditions and the Operating Company may not be able to access this market when it would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose the Operating Company to losses as the residual investments in which it does not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

          New Mountain Finance may also obtain capital for use by the Operating Company through the issuance of additional equity capital, which would in turn increase the equity capital available to the Operating Company. As a business development company, New Mountain Finance generally is not able to issue or sell its common stock at a price below net asset value per share. If New Mountain Finance's common stock trades at a discount to its net asset value per share, this restriction could adversely affect its ability to raise equity capital. New Mountain Finance may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below its net asset value per share of the common stock if its board of directors and independent directors determine that such sale is in its best interests and the best interests of its stockholders, and its stockholders approve such sale. In any such case, the price at which New Mountain Finance's securities are to be issued and sold may not be less than a price that, in the determination of New Mountain Finance's board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If New Mountain Finance raises additional funds by issuing more shares of its common stock or if the Operating Company issues senior securities convertible into, or exchangeable for, New Mountain Finance's common stock, the percentage ownership of New Mountain Finance's stockholders may decline and you may experience dilution. Any proceeds from the issuance of additional shares of New Mountain Finance's common stock would be contributed to the Operating Company and used to purchase, on a one-for-one basis, additional common membership units of the Operating Company.

The Operating Company's ability to pay 50%, on an after tax basis, of the incentive fee to the Investment Adviser in common membership units of the Operating Company is contingent on receipt of exemptive relief from the SEC.

          Pursuant to the Investment Management Agreement with the Investment Adviser, the Operating Company has agreed, to the extent permissible, to pay 50%, on an after tax basis, of the incentive fee in common membership units of the Operating Company having a total market price, calculated based on the market price of New Mountain Finance's common stock, equal to the amount of the incentive fee, which common memberships units will be exchangeable into shares of New Mountain Finance's common stock on a one-for-one basis. Under the 1940 Act, the Operating Company is prohibited from issuing common membership units for services unless and until it obtains from the SEC an exemptive order permitting such practice. New Mountain Finance and the Operating Company will apply for an exemptive order from the SEC to permit the Operating Company to pay 50%, on an after tax basis, of the incentive fee to the Investment Adviser by issuing common membership units to the Investment Adviser. The SEC is not obligated to grant an exemptive order to allow this practice and will do so only if it determines that such practice is consistent with stockholder and member interests and does not involve overreaching by the Operating Company's management or board of directors. In addition, Section 16 of the Exchange Act imposes short swing profit liability on directors, officers and 10 percent owners of securities who purchase and sell those securities within a six-month period. In order to avoid potential short-swing profit liability as a result of receiving its incentive fee in common membership units, New Mountain Finance and the Operating Company will also apply for an exemptive order to treat the receipt of such common membership units and any common stock received upon exchange of such common membership units as an exempt purchase under Section 16 of the Exchange Act. The SEC is not obligated to grant such an order and there can be no assurance they will do so. If both forms of exemptive relief are not granted, the Operating Company will pay the entire incentive fee in cash, which would reduce the amount of cash available for the Operating Company to use for additional investments. This could, in turn, require the Operating Company to forego otherwise attractive investment opportunities.

Our business model in the future may depend to an extent upon our referral relationships with private equity sponsors, and the inability of the investment professionals of the Investment Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business strategy.

          If the investment professionals of the Investment Adviser fail to maintain existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Operating Company will not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of the Investment Adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that any relationships they currently or may in the future have will generate investment opportunities for us.

We may experience fluctuations in our annual and quarterly results due to the nature of our business.

          We could experience fluctuations in our annual and quarterly operating results due to a number of factors, some of which are beyond our control, including the ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities acquired and the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in the markets in which we operate and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

The Operating Company's board of directors may change our investment objective, operating policies and strategies without prior notice or member approval, the effects of which may be adverse to your interest as a stockholder.

          The Operating Company's board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without member approval. As a result, the Operating Company's board of directors will be able to change our investment policies and objectives without any input from New Mountain Finance and its stockholders. However, absent member approval, voting on a pass through basis, the Operating Company may not change the nature of its business so as to cease to be, or withdraw its election as, a business development company. Under Delaware law and the LLC Agreement, the Operating Company also cannot be dissolved without prior member approval, voting on a pass through basis. Following the completion of this offering, the stockholders of New Mountain Finance will collectively own through their investment in New Mountain Finance approximately 36.4% of the common membership units of the Operating Company, assuming no exercise of the underwriters' option to purchase additional shares. As a result, the stockholders of New Mountain Finance, collectively, may not be able to influence the outcome of matters requiring a vote, on a pass through basis, of the members of the Operating Company, and your ability to terminate the Investment Management Agreement may be limited. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of New Mountain Finance's common stock. Nevertheless, any such changes could adversely affect our business and impair the Operating Company's ability to make distributions to its members, and, consequently, New Mountain Finance's ability to make distributions to its stockholders.

New Mountain Finance will be subject to corporate-level federal income tax on all of its income if it is unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on its financial performance.

          Although New Mountain Finance intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending December 31, 2011, no assurance can be given that New Mountain Finance will be able to qualify for and maintain RIC status. To obtain and maintain RIC status and be relieved of federal income taxes on income and gains distributed to its stockholders, New Mountain Finance must meet the annual distribution, source-of-income and asset diversification requirements described below. However, New Mountain Finance will have no assets, other than its direct ownership of common membership units of the Operating Company, and no source of cash flow, other than distributions from the Operating Company, and New Mountain Finance will not be permitted to conduct any business or ventures, other than in connection with the acquisition, ownership or disposition of common membership units of the Operating Company and its operation as a public reporting company. Accordingly, New Mountain Finance will look to the assets and income of the Operating Company, and will rely on the distributions made by the Operating Company to its members, for purposes of satisfying these requirements.

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  The annual distribution requirement for a RIC will be satisfied if New Mountain Finance distributes to its stockholders on an annual basis at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Operating Company and SLF intend to use debt financing, the Operating Company is expected to be subject to an asset coverage ratio requirement under the 1940 Act, and the Operating Company and SLF are expected to be subject to certain financial covenants contained in the Credit Facility, the SLF Credit Facility and other debt financing agreements (as applicable). This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict SLF from making distributions to the Operating Company, and/or restrict the Operating Company from making distributions to its members, which distributions are necessary for New Mountain Finance to satisfy the distribution requirement. If the Operating Company is unable to obtain cash from other sources, and thus is unable to make sufficient distributions to its members, New Mountain Finance could fail to qualify for RIC tax treatment and thus become subject to corporate-level federal income tax (and any applicable state and local taxes).

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  The source-of-income requirement will be satisfied if at least 90% of New Mountain Finance's allocable share of the Operating Company's gross income for each year is derived from dividends, interest, gains from the sale of stock or securities or similar sources.

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  The asset diversification requirement will be satisfied if New Mountain Finance meets certain asset diversification requirements at the end of each quarter of its taxable year. To satisfy this requirement, at least 50% of the value of New Mountain Finance's assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of New Mountain Finance's assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships". Failure to meet these requirements may result in the Operating Company having to dispose of certain investments quickly in order to prevent the loss of New Mountain Finance's RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Although there is no authority directly applicable to New Mountain Finance and thus the matter is not free from doubt, it is expected that New Mountain Finance will be treated as if it directly invested in its pro rata share of the Operating Company's assets for purposes of satisfying the asset diversification requirement. However, there can be no assurance that the IRS will not successfully assert that New Mountain Finance does not meet the asset diversification requirement because it is unable to look to the Operating Company's assets for purpose of that requirement. In that case, New Mountain Finance would fail to qualify as a RIC and thus become subject to corporate-level federal income tax (and any applicable state and local taxes).

          If New Mountain Finance fails to qualify for or maintain its RIC status for any reason, and New Mountain Finance does not qualify for certain relief provisions under the Code, New Mountain Finance would be subject to corporate-level federal income tax (and any applicable state and local taxes). In this event, the resulting taxes could substantially reduce New Mountain Finance's net assets, the amount of income available for distribution and the amount of its distributions, which would have a material adverse effect on its financial performance. For additional discussion regarding the tax implications of a RIC, see "Material Federal Income Tax Considerations — Taxation of New Mountain Finance as a RIC" and "Material Federal Income Tax Considerations — Failure of New Mountain Finance to Qualify as a RIC".

You may have current tax liabilities on distributions you reinvest in common stock of New Mountain Finance.

          Under the dividend reinvestment plan, if you own shares of common stock of New Mountain Finance registered in your own name, you will have all cash distributions automatically reinvested in additional shares of common stock of New Mountain Finance unless you opt out of the dividend reinvestment plan by delivering notice by phone, internet or in writing to the plan administrator at least three days prior to the payment date of the next dividend or distribution. If you have not "opted out" of the dividend reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in common stock of New Mountain Finance to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your federal income tax liability on the value of the common stock received. See "Dividend Reinvestment Plan".

New Mountain Finance may not be able to pay you distributions on its common stock, its distributions to you may not grow over time and a portion of its distributions to you may be a return of capital for federal income tax purposes.

          New Mountain Finance intends to pay quarterly distributions to its stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow New Mountain Finance to make a specified level of cash distributions or year-to-year increases in cash distributions. If the Operating Company is unable to satisfy the asset coverage test applicable to it as a business development company, or if it violates certain covenants under the Credit Facility, the Operating Company's ability to pay distributions to its members could be limited, thereby limiting New Mountain Finance Corporation's ability to pay distributions to its stockholders. All distributions will be paid at the discretion of the Operating Company's board of directors and will depend on its earnings, financial condition, maintenance of New Mountain Finance's RIC status, compliance with applicable business development company regulations, compliance with covenants under the Credit Facility, and such other factors as the Operating Company's board of directors may deem relevant from time to time. The distributions New Mountain Finance pays to its stockholders in a year may exceed its taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for federal income tax purposes.

          In addition, because New Mountain Finance will be a holding company, New Mountain Finance will only be able to pay distributions on its common stock from distributions received from the Operating Company. The Operating Company intends to make distributions to its members that will be sufficient to enable New Mountain Finance to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC. However, there can be no assurances that the Operating Company will make distributions to its members in the future. Accordingly, New Mountain Finance cannot assure you that it will pay distributions to you in the future.

New Mountain Finance may have difficulty paying its required distributions if the Operating Company recognizes taxable income before or without receiving cash representing such income.

          For federal income tax purposes, New Mountain Finance will include in its taxable income its allocable share of certain amounts that the Operating Company has not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if the Operating Company receives warrants in connection with the origination of a loan or possibly in other circumstances or contracted PIK interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. New Mountain Finance's allocable share of such original issue discount and PIK interest will be included in New Mountain Finance's taxable income before the Operating Company receives any corresponding cash payments. New Mountain Finance also may be required to include in its taxable income its allocable share of certain other amounts that the Operating Company will not receive in cash.

          Because in certain cases the Operating Company may recognize taxable income before or without receiving cash representing such income, the Operating Company may have difficulty making distributions to the Operating Company's members that will be sufficient to enable New Mountain Finance to meet the annual distribution requirement necessary for New Mountain Finance to qualify as a RIC. Accordingly, the Operating Company may need to sell some of its assets at times and/or at prices that it would not consider advantageous, New Mountain Finance or the Operating Company may need to raise additional equity or debt capital, or the Operating Company may need to forego new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business) to enable the Operating Company to make distributions to its members that will be sufficient to enable New Mountain Finance to meet the annual distribution requirement. If New Mountain Finance or the Operating Company is unable to obtain cash from other sources to enable New Mountain Finance to meet the annual distribution requirement, New Mountain Finance may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax (and any applicable state and local taxes). For additional discussion regarding the tax implications of a RIC, see "Material Federal Income Tax Considerations — Taxation of New Mountain Finance as a RIC" and "Material Federal Income Tax Considerations — Failure of New Mountain Finance to Qualify as a RIC".

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

          Changes in the laws or regulations or the interpretations of the laws and regulations that govern business development companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. New Mountain Finance, the Operating Company and our portfolio companies are subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interest as a stockholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Investment Adviser to other types of investments in which the Investment Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.

          On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or Dodd-Frank, became law. The scope of Dodd-Frank impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several months and years. The effects of Dodd-Frank on the financial services industry will depend upon the timing and substance of regulations adopted by the various regulatory authorities to implement Dodd-Frank.

New Mountain Finance will incur significant costs as a result of being a publicly traded company.

          As a publicly traded company, New Mountain Finance will incur legal, accounting and other expenses, which will be paid by the Operating Company, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the "Sarbanes-Oxley Act", and other rules implemented by the SEC. We intend to seek exemptive relief from the SEC granting an exemption for the Operating Company from the reporting requirements under Section 13(a) of the Exchange Act. Until such exemptive relief is obtained, the Operating Company will also incur costs associated with its separate periodic reporting requirements under the Exchange Act. There can be no assurances that this exemptive relief will be obtained. You will bear the Operating Company's expenses, as well as New Mountain Finance's expenses, indirectly through New Mountain Finance's investment in the Operating Company.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect New Mountain Finance and the market price of New Mountain Finance's common stock.

          Upon completion of this offering, New Mountain Finance and the Operating Company will be subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with New Mountain Finance's fiscal year ending December 31, 2012, New Mountain Finance's and the Operating Company's management will be required to report on their internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. New Mountain Finance and the Operating Company will be required to review on an annual basis their respective internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our respective internal control over financial reporting. As a result, New Mountain Finance and the Operating Company expect to incur significant additional expenses in the near term, which may negatively impact the Operating Company's financial performance and the Operating Company's ability to make distributions to its members and, consequently, New Mountain Finance's ability to make distributions to its stockholders. This process also will result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations and neither New Mountain Finance nor the Operating Company may be able to ensure that the process is effective or that New Mountain Finance's or the Operating Company's internal control over financial reporting is or will be effective in a timely manner. In the event that New Mountain Finance and the Operating Company are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the Operating Company and, consequently, the market price of New Mountain Finance's common stock may be adversely affected.

Our business is highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of New Mountain Finance's common stock and its ability to pay dividends.

          Our business is highly dependent on the communications and information systems of the Investment Adviser and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and, consequently, negatively affect the market price of New Mountain Finance's common stock and its ability to pay dividends to its stockholders. In addition, because many of our portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

          Investing in middle-market businesses involves a number of significant risks. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of any equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence;

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  may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition.

          In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of the Operating Company's officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, the Operating Company's officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through the Operating Company's indemnification of such officers and directors) and the diversion of management time and resources.

Our investment strategy, which is focused primarily on privately held companies, presents certain challenges, including the lack of available information about these companies.

          The Operating Company invests primarily in privately held companies. There is generally little public information about these companies, and, as a result, the Operating Company must rely on the ability of the Investment Adviser to obtain adequate information to evaluate the potential returns from, and risks related to, investing in these companies. If the Operating Company is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and it may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are, thus, generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could adversely affect our investment returns.

If the Operating Company makes unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to the Operating Company.

          The Operating Company may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If the Operating Company makes an unsecured investment in a portfolio company, that portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may increase the risk that its operations might not generate sufficient cash to service its debt obligations.

If the Operating Company invests in the securities and obligations of distressed and bankrupt issuers, it might not receive interest or other payments.

          From time to time, the Operating Company may invest in other types of investments which are not our primary focus, including investments in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

The lack of liquidity in our investments may adversely affect our business.

          The Operating Company invests, and will continue to invest, in companies whose securities are not publicly traded and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for the Operating Company to sell these investments when desired. In addition, if the Operating Company is required or otherwise chooses to liquidate all or a portion of our portfolio quickly, it may realize significantly less than the value at which it had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. Because most of our investments are illiquid, the Operating Company may be unable to dispose of them in which case New Mountain Finance could fail to qualify as a RIC and/or business development company, or the Operating Company may be unable to do so at a favorable price, and, as a result, the Operating Company and New Mountain Finance may suffer losses.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing the Operating Company's net asset value through increased net unrealized depreciation.

          As a business development company, the Operating Company is required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by its board of directors. Because New Mountain Finance will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of the Operating Company, New Mountain Finance's net asset value will be based on the Operating Company's valuation of our investments and its percentage interest in the Operating Company. As part of the valuation process, the Operating Company may take into account the following types of factors, if relevant, in determining the fair value of our investments:

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  a comparison of the portfolio company's securities to publicly traded securities;

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  the enterprise value of a portfolio company;

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  the nature and realizable value of any collateral;

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  the portfolio company's ability to make payments and its earnings and discounted cash flow;

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  the markets in which the portfolio company does business; and

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  changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

          When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Operating Company will use the pricing indicated by the external event to corroborate its valuation. The Operating Company will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce the Operating Company's net asset value, and, indirectly, New Mountain Finance's net asset value based on its percentage interest in the Operating Company, by increasing net unrealized depreciation in our portfolio. Depending on market conditions, the Operating Company could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows.

If the Operating Company is unable to make follow-on investments in our portfolio companies, the value of our investment portfolio could be adversely affected.

          Following an initial investment in a portfolio company, the Operating Company may make additional investments in that portfolio company as "follow-on" investments, in order to (i) increase or maintain in whole or in part its equity ownership percentage, (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (iii) attempt to preserve or enhance the value of our investment. The Operating Company may elect not to make follow-on investments or may otherwise lack sufficient funds to make these investments. The Operating Company will have the discretion to make follow-on investments, subject to the availability of capital resources. If the Operating Company fails to make follow-on investments, the continued viability of a portfolio company and our investment may, in some circumstances, be jeopardized and we could miss an opportunity for the Operating Company to increase its participation in a successful operation. Even if the Operating Company has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its concentration of risk, either because it prefers other opportunities or because it is subject to business development company requirements that would prevent such follow-on investments or such follow-on investments would adversely impact New Mountain Finance's ability to maintain its RIC status.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

          The Operating Company invests in Target Securities at all levels of the capital structure. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Operating Company invests. By their terms, these debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Operating Company is entitled to receive payments with respect to the debt instruments in which it invests. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to the Operating Company's investment in that portfolio company would typically be entitled to receive payment in full before it receives any distribution. After repaying the senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to the Operating Company. In the case of debt ranking equally with debt instruments in which the Operating Company invests, it would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

          Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, the Operating Company may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. The Operating Company may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through the Operating Company's return of certain distributions previously made to it.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or the Operating Company could be subject to lender liability claims.

          Even though the Operating Company may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which the Operating Company actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of the Operating Company's claim to that of other creditors. The Operating Company may also be subject to lender liability claims for actions taken by it with respect to a borrower's business or instances where it exercises control over the borrower. It is possible that the Operating Company could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that the Operating Company makes to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and the Operating Company.

          Certain loans to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Operating Company. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then the Operating Company, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

          The rights the Operating Company may have with respect to the collateral securing the loans it makes to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of first priority senior debt. Under an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral, the ability to control the conduct of such proceedings, the approval of amendments to collateral documents; releases of liens on the collateral and waivers of past defaults under collateral documents. The Operating Company may not have the ability to control or direct these actions, even if its rights are adversely affected.

We generally will not control our portfolio companies.

          We do not, and do not expect to, control most of our portfolio companies, even though the Operating Company may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants that limit the business and operations of our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the management of such company, in which the Operating Company invests as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the investments that the Operating Company typically holds in our portfolio companies, it may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company as readily as we would otherwise like to or at favorable prices which could decrease the value of our investments.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

          Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, the Operating Company's non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Operating Company's funding costs, limit New Mountain Finance's and the Operating Company's access to the capital markets or result in a decision by lenders not to extend credit to the Operating Company. These events could prevent the Operating Company from increasing investments and harm our operating results.

Defaults by our portfolio companies may harm our operating results.

          A portfolio company's failure to satisfy financial or operating covenants imposed by the Operating Company or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that the Operating Company holds.

          The Operating Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower's business or exercise control over a borrower. It is possible that the Operating Company could become subject to a lender's liability claim, including as a result of actions taken if it renders significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though the Operating Company may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which the Operating Company provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of the Operating Company's claim to claims of other creditors.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

          We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, subject to maintenance of New Mountain Finance's RIC status, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

          When the Operating Company invests in Target Securities, it may acquire warrants or other equity securities of portfolio companies as well. The Operating Company may also invest in equity securities directly. To the extent the Operating Company holds equity investments, it will attempt to dispose of them and realize gains upon its disposition of them. However, the equity interests the Operating Company receives may not appreciate in value and, in fact, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

The performance of our portfolio companies may differ from our historical performance as our investment strategy will include primary originations in addition to secondary market purchases.

          Historically, our investment strategy consisted primarily of secondary market purchases in debt securities. We are currently in the process of adjusting our investment strategy to also include primary originations. While loans we originate and loans we purchase in the secondary market face many of the same risks associated with the financing of leveraged companies, we may be exposed to different risks depending on specific business considerations for secondary market purchases or origination of loans. As a result, this strategy may result in different returns from these investments than the types of returns we have historically experienced from secondary market purchases of debt securities.

We may be subject to additional risks if we invest in foreign securities and/or engage in hedging transactions.

          The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not presently contemplate significant investments in securities of non-U.S. companies. However, we may desire to make such investments in the future, to the extent that such transactions and investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in foreign companies could expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments denominated in foreign currencies would be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Operating Company may employ hedging techniques to minimize these risks, but we can offer no assurance that it will, in fact, hedge currency risk, or that if it does, such strategies will be effective.

          Engaging in hedging transactions would also, indirectly, entail additional risks to New Mountain Finance stockholders. Although it is not currently anticipated that the Operating Company would engage in hedging transactions as a principal investment strategy, and the Predecessor Entities do not currently engage in such transactions, if the Operating Company determined to engage in hedging transactions it generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. These hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that the Operating Company would not be able to enter into a hedging transaction at an acceptable price. If the Operating Company chooses to engage in hedging transactions, there can be no assurances that the Operating Company will achieve the intended benefits of such transactions and, depending on the degree of exposure such transactions could create, such transactions may expose the Operating Company and, indirectly, New Mountain Finance to risk of loss.

          While the Operating Company may enter into these types of transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if it had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, the Operating Company might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any imperfect correlation could prevent the Operating Company from achieving the intended hedge and expose it and New Mountain Finance to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

Risks Relating to Our Corporate Structure

New Mountain Finance will be a holding company with no direct operations of its own, and will depend on distributions from the Operating Company to meet its ongoing obligations.

          New Mountain Finance will be a holding company with no direct operations of its own, and its only business and sole asset will be its direct ownership of common membership units of the Operating Company. As a result, all investment decisions relating to our portfolio will be made by the Investment Adviser under the supervision of the Operating Company's board of directors, which may be different from New Mountain Finance's board of directors. Although the LLC Agreement provides that in accordance with the Investment Company Act and to the extent required thereby, New Mountain Finance will "pass through" its vote on all matters subject to a member vote, including with respect to the election of the Operating Company's directors, New Mountain Finance will not, and you, indirectly, as stockholders of New Mountain Finance will not, have any control over the Operating Company's day-to-day operations and investment decisions.

          New Mountain Finance also will not have any independent ability to generate revenue, and its only source of cash flow from operations will be distributions from the Operating Company. Consequently, New Mountain Finance will rely on the Operating Company to cover the expenses of its day-to-day business, including expenses incident to New Mountain Finance's status as a public company. Pursuant to the Administration Agreement, the Operating Company will reimburse the Administrator for New Mountain Finance's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to New Mountain Finance under the Administration Agreement. However, if the Operating Company cannot or does not make the payments required pursuant to the Administration Agreement, New Mountain Finance may be unable to cover these expenses.

          In addition, because New Mountain Finance is a holding company, its ability to pay distributions to its stockholders will depend on the prior distribution from the Operating Company of cash in an amount sufficient to pay quarterly distributions and to obtain and maintain its status as a RIC. The distribution of cash flows by the Operating Company to New Mountain Finance will be subject to statutory restrictions under the Delaware Limited Liability Company Act, the 1940 Act and contractual restrictions under the Credit Facility, the SLF Credit Facility or any other debt financing facility that may limit the Operating Company's or SLF's ability to make distributions. In addition, any distributions and payments of fees or costs will be based upon the Operating Company's financial performance. Any distributions of cash will be made on a pro rata basis to all of the Operating Company's members, including New Mountain Finance and Guardian AIV, indirectly, through AIV Holdings, in accordance with each holders' respective percentage interest.

New Mountain or its affiliates may have interests that differ from your interests as stockholders.

          Following the completion of this offering and the concurrent private placement and based on the mid-point of the range set forth on the cover of this prospectus, Guardian AIV will indirectly own, through AIV Holdings, approximately 63.6% of the common membership units of the Operating Company (assuming no exercise of the underwriters' option to purchase additional shares). New Mountain's interests, the interests of the partners in Guardian AIV, the interests of those persons affiliated with New Mountain participating in the concurrent private placement and, to the extent exemptive relief is granted, the interests of the Investment Adviser may differ from, or conflict with, your interests as stockholders. For example, conflicts arising under the Registration Rights Agreement will be resolved as set forth therein. Under the Registration Rights Agreement, AIV Holdings, and, if applicable, the Investment Adviser, and our Chairman and a related entity will have priority over New Mountain Finance or any other New Mountain Finance stockholder when selling any shares of New Mountain Finance common stock pursuant to their exercise of registration rights under that agreement. See "Formation Transactions and Related Agreements — Structure-Related Agreements — Registration Rights Agreement."

          Circumstances may arise in the future when the interests of the Operating Company's members conflict with the interests of New Mountain Finance's stockholders. Following the completion of this offering, the Operating Company's board of directors and the board of directors of New Mountain Finance will be comprised of the same members. However, the Operating Company's board of directors will owe fiduciary duties to its members that could conflict with the fiduciary duties New Mountain Finance's board of directors owes to its stockholders.

          In addition, if Guardian AIV owns any common membership units, directly or indirectly, the Operating Company will generally be prohibited from making tax elections or taking positions on tax issues that it knows or would reasonably be expected to know would harm AIV Holdings, Guardian AIV or its partners than if such election or position had not been made or taken. See "Formation Transactions and Related Agreements — Structure-Related Agreements — The Operating Company Agreement".

Any future exchange by AIV Holdings of common membership units of the Operating Company for shares of New Mountain Finance's common stock would significantly dilute your voting power with respect to the election of New Mountain Finance directors or other matters that require the approval of New Mountain Finance stockholders only. In addition, the interests of the partners of Guardian AIV following such exchange by AIV Holdings may be adverse to your interests as stockholders and could limit your ability to influence the outcome of key transactions, including any change of control.

          Pursuant to the terms of the LLC Agreement, AIV Holdings will have the right to exchange its common membership units for shares of New Mountain Finance's common stock on a one-for-one basis. Following the completion of transactions described in this prospectus, Guardian AIV will indirectly own through AIV Holdings approximately 63.6% of the common membership units of the Operating Company, or approximately 61.2% of the common membership units of the Operating Company if the underwriters exercise their option to purchase additional shares in full. If AIV Holdings exercised its exchange rights with respect to a significant number of common membership units, the voting power of New Mountain Finance's stockholders would be significantly diluted. As a result, Guardian AIV, indirectly through AIV Holdings, would retain significant influence over decisions that require the approval of New Mountain Finance's stockholders exclusively (such as the election of its directors and the approval of mergers or other significant corporate transactions) regardless of whether or not New Mountain Finance's other stockholders believe that such decisions are in New Mountain Finance's own best interests. If, following this offering, AIV Holdings exercised its exchange rights in full, Guardian AIV, indirectly through AIV Holdings would own approximately 63.6% of all outstanding shares of New Mountain Finance's common stock, or approximately 61.2%, if the underwriters exercised their option to purchase additional shares in full. However, these entities would not exercise voting control over their shares of common stock because the right to vote those shares would be passed through to the partners of these entities. These investors, along with those persons affiliated with New Mountain participating in the concurrent private placement, may have interests that differ from your interests, and they may vote in a way with which you disagree and that may be adverse to your interests as stockholders. The concentration of ownership of New Mountain Finance's common stock following the exercise of AIV Holdings' exchange right may also have the effect of delaying, preventing or deterring a change of control of New Mountain Finance, could deprive New Mountain Finance's stockholders of an opportunity to receive a premium for their common stock as part of a sale of New Mountain Finance and may adversely affect the market price of New Mountain Finance's common stock.

Risks Relating to this Offering and Our Common Stock

The Operating Company may be unable to invest a significant portion of the proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

          New Mountain Finance will use the gross proceeds from this offering and the concurrent private placement to purchase, on a one-for-one basis, common membership units of the Operating Company. The Operating Company will, in turn, use these proceeds, after paying underwriting discounts and commissions and offering expenses, to make new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus. Delays in the Operating Company investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that the Operating Company will be able to identify any investments that meet our investment objective or that any investment that the Operating Company identifies will produce a positive return. The Operating Company may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

          We anticipate that, depending on market conditions, it may take up to six to twelve months to invest substantially all of the net proceeds of this offering in investments meeting our investment objective. During this period, the Operating Company will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and other high-quality investments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which it expects to achieve when our portfolio is fully invested in securities meeting our investment objective. In addition, the Operating Company may also use the net proceeds to temporarily repay indebtedness (which amounts will be subject to reborrowing). As a result, any distributions that New Mountain Finance receives from the Operating Company and pays to its stockholders during this period may be substantially lower than the distributions that it may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for New Mountain Finance's common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

The market price of New Mountain Finance's common stock may fluctuate significantly.

          The market price and liquidity of the market for shares of New Mountain Finance's common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  price and volume fluctuations in the overall stock market or in the market for business development companies from time to time;

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  investor demand for shares of New Mountain Finance's common stock;

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  significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, business development companies or other financial services companies, which is not necessarily related to the operating performance of these companies;

  •
  the inability to raise equity capital;

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  The Operating Company's inability to borrow money or deploy or invest our capital;

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  fluctuations in interest rates;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  operating performance of companies comparable to us;

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  changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

  •
  New Mountain Finance's or the Operating Company's loss of status as or ability to operate as a business development company;

  •
  New Mountain Finance's failure to qualify as a RIC, loss of RIC status or ability operate as a RIC;

  •
  actual or anticipated changes in the Operating Company's earnings or fluctuations in its operating results;

  •
  changes in the value of our portfolio of investments;

  •
  general economic conditions, trends and other external factors;

  •
  departures of key personnel; or

  •
  loss of a major source of funding.

Investing in New Mountain Finance's common stock may involve an above average degree of risk.

          The investments the Operating Company may make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in New Mountain Finance's common stock may not be suitable for investors with lower risk tolerance.

Prior to this offering, there has been no public market for New Mountain Finance's common stock, and we cannot assure you that the market price of New Mountain Finance's common stock will not decline following the offering.

          Prior to this offering, there has been no public market for New Mountain Finance's common stock, and we cannot assure you that a trading market will develop or be sustained for New Mountain Finance's common stock after this offering. The initial public offering price of New Mountain Finance's common stock will be determined through negotiations among New Mountain Finance and the underwriters and may not bear any relationship to the market price at which it will trade after this offering. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and New Mountain Finance's stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that New Mountain Finance's net asset value per share may decline. We cannot predict whether shares of New Mountain Finance's common stock will trade above, at or below its net asset value per share. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of New Mountain Finance's common stock purchased in this offering soon after the offering. In addition, if New Mountain Finance's common stock trades below its net asset value per share, New Mountain Finance will generally not be able to sell additional shares of its common stock to the public at its market price without first obtaining the approval of its stockholders (including its unaffiliated stockholders) and its independent directors for such issuance. Initially, the market for New Mountain Finance's common stock will be extremely limited. Following this offering, sales of substantial amounts of New Mountain Finance's common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for its common stock.

We have not identified specific investments in which the Operating Company will invest the proceeds of this offering.

          As of the date of this prospectus, there are no definitive agreements for any specific investments in which the Operating Company will invest the net proceeds of this offering after such proceeds are contributed by New Mountain Finance in exchange for common membership units of the Operating Company. Although we are and will continue to evaluate and seek new investment opportunities, you will not be able to evaluate prior to your purchase of common stock in this offering the manner in which the Operating Company will invest the net proceeds of this offering, or the economic merits of any new investment.

Investors in this offering may incur immediate dilution.

          Upon completion of the formation transactions, New Mountain Finance's net asset value as of December 31, 2010 would have been approximately $241.9 million, or $14.60 per share, assuming the exchange of all of the then outstanding common membership units of the Operating Company into a corresponding number of shares of New Mountain Finance's common stock. After giving effect to (i) the completion of the formation transactions, (ii) the concurrent private placement, (iii) the sale of 8,285,172 shares of New Mountain Finance's common stock in this offering at an assumed initial public offering price of $14.50 per share (the mid-point of the range set forth on the cover of this prospectus), after deducting underwriting discounts and commissions and estimated offering expenses payable by the Operating Company, (iv) the temporary repayment of indebtedness under the Credit Facility and (v) the assumption that all of AIV Holdings' common membership units of the Operating Company were immediately exchanged for the corresponding number of shares of New Mountain Finance's common stock, New Mountain Finance's as adjusted net asset value as of December 31, 2010 would have been approximately $378.2 million, or $14.05 per share, on a fully diluted basis. This represents an immediate decrease in New Mountain Finance's as adjusted net asset value of $0.55 per share to AIV Holdings and New Mountain Guardian Partners, L.P., and an immediate dilution of $0.45 per share on a fully diluted basis to the investors who purchase New Mountain Finance's common stock in this offering assuming an initial public offering price of $14.50 per share (the mid-point of the range set forth on the cover of this prospectus). The foregoing assumes no exercise of the underwriters' option to purchase additional shares. If the underwriters' option to purchase additional shares is exercised in full, the as adjusted net asset value per share of New Mountain Finance's common stock after this offering would be $14.03 and the dilution per share to investors in this offering would be $0.47, in each case on a fully diluted basis. In addition, using the adjusted unaudited net asset value as of March 31, 2011 of $14.60 per share (which includes contributions received from our investors in the Predecessor Entities after March 31, 2011), an offering price per share of $14.50 (the mid-point of the range set forth on the cover of this prospectus) and the same assumptions discussed above, New Mountain Finance's net asset value on an adjusted and fully diluted basis is $14.14 per share, resulting in dilution to investors in this offering of $0.36 per share. See "Dilution".

Sales of substantial amounts of New Mountain Finance's common stock in the public market may have an adverse effect on the market price of its common stock.

          Sales of substantial amounts of New Mountain Finance's common stock, including by itself directly, AIV Holdings, if it exercises its right to exchange its common membership units of the Operating Company for shares of New Mountain Finance's common stock on a one-for-one basis, or New Mountain Guardian Partners, L.P. or its transferees or the perception that such sales could occur, could materially adversely affect the prevailing market prices for New Mountain Finance's common stock. AIV Holdings currently intends to sell its interest in our business as soon as practicable from time to time, depending on market conditions and any applicable contractual or legal restrictions. In connection with this offering, AIV Holdings entered into a lock-up agreement that prevents the exchange of its common membership units of the Operating Company, for up to 180 days after the date of this prospectus, subject to carve outs and an extension in certain circumstances as set forth in "Underwriting". Following the expiration of the lock-up, or earlier upon the consent of Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated, AIV Holdings, and the Investment Adviser, if applicable with respect to any common membership units received as payment of the incentive fee, will have the right, subject to certain conditions, to require New Mountain Finance to register under the federal securities laws the sale of any shares of New Mountain Finance's common stock held by them or that may be issued to and held by them upon exercise by AIV Holdings of the exchange right.

          In addition, New Mountain Finance has granted AIV Holdings, our Chairman, an entity related to our Chairman and the Investment Adviser, if applicable with respect to any common membership units received as payment of the incentive fee, and their permitted transferees certain "piggyback" registration rights which will allow them to include their shares in any future registrations of New Mountain Finance equity securities, whether or not that registration relates to a primary offering by us or a secondary offering by or on behalf of any of New Mountain Finance's stockholders or AIV Holdings. In particular, these parties will have priority over New Mountain Finance and any other of its stockholders in any registration that is an underwritten offering. See "Formation Transactions and Related Agreements — Structure Related Agreements — Registration Rights Agreement". Any such filing or the perception that such a filing may occur, could cause the prevailing market price of New Mountain Finance's common stock to decline and may impact New Mountain Finance's ability to sell equity to finance our operations. If substantial amounts of New Mountain Finance's common stock were sold, this could impair its ability to raise additional capital through the sale of securities should New Mountain Finance desire to do so.

Certain provisions of New Mountain Finance's certificate of incorporation and bylaws, the Delaware General Corporation Law as well as other aspects of our structure, including Guardian AIV's substantial interest in the Operating Company, could deter takeover attempts and have an adverse impact on the price of New Mountain Finance's common stock.

          New Mountain Finance's certificate of incorporation and bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, New Mountain Finance's certificate of incorporation and bylaws:

  •
  provide for a classified board of directors, which may delay the ability of New Mountain Finance's stockholders to change the membership of a majority of its board of directors;

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  authorize the issuance of "blank check" preferred stock that could be issued by New Mountain Finance's board of directors to thwart a takeover attempt;

  •
  do not provide for cumulative voting;

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  provide that vacancies on the board of directors, including newly created directorships, may be filled only by a majority vote of directors then in office;

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  provide that New Mountain Finance's directors may be removed only for cause;

  •
  require supermajority voting to effect certain amendments to New Mountain Finance's certificate of incorporation and bylaws; and

  •
  require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of New Mountain Finance's common stock the opportunity to realize a premium over the market price for its common stock. The Credit Facility also includes covenants that, among other things, restrict its ability to dispose of assets, incur additional indebtedness, make restricted payments, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The credit facility also includes change of control provisions that accelerate the indebtedness under the facility in the event of certain change of control events. In addition, certain aspects of our structure, including Guardian AIV's substantial interest in the Operating Company may have the effect of discouraging a third party from making an acquisition proposal for New Mountain Finance.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          This prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "should", "will", "would" or similar words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include, but are not limited to, information in this prospectus regarding general domestic and global economic conditions, our structure, the Operating Company's future financing plans, New Mountain Finance's and the Operating Company's ability to operate as business development companies, the impact of our obtaining or not obtaining the various exemptive relief we are seeking from the SEC, and the expected performance of, and the yield on, our portfolio companies. In particular, there are forward-looking statements under "Prospectus Summary — The Company", "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under "Risk Factors", as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in New Mountain Finance's common stock, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position. Any forward-looking statement made by us in this prospectus speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

          The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

  •
  New Mountain Finance's and the Operating Company's future operating results;

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  the impact of a protracted decline in the liquidity of credit markets;

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  the general economy, including interest and inflation rates, and its impact on the industries in which the Operating Company invests;

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  New Mountain Finance's and the Operating Company's business prospects and the prospects of our portfolio companies;

  •
  the impact of the formation transactions;

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  changes in New Mountain Finance's and the Operating Company's expenses that we will incur as a stand-alone public company as compared to expectations;

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  the operating performance of companies comparable to us;

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  the impact of the investments that we expect the Operating Company to make;

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  the ability of our portfolio companies to achieve their objectives;

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  the Operating Company's ability to make investments consistent with our investment objectives, including with respect to the size, nature and terms of our investments;

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  the ability of the Investment Adviser to locate suitable investments for the Operating Company and to monitor and administer our investments;

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  the ability of the Investment Adviser or its affiliates to attract and retain highly talented professionals;

  •
  the Operating Company's expected financings and investments;

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  New Mountain Finance's and the Operating Company's regulatory structure and tax status;

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  New Mountain Finance's and the Operating Company's loss of status or ability to operate as business development companies;

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  New Mountain Finance's failure to qualify as a RIC, loss of RIC status or ability to operate as a RIC;

  •
  the adequacy of the Operating Company's cash resources and working capital and its anticipated use of proceeds;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the impact of interest rate volatility on our results, particularly to the extent the Operating Company uses leverage as part of our investment strategy;

  •
  actual and potential conflicts of interest with the Investment Adviser and other affiliates of New Mountain;

  •
  the impact of New Mountain Finance's ownership of a minority of the outstanding common membership units of the Operating Company, New Mountain Finance's only asset;

  •
  the timing, form and amount of any dividend distributions to New Mountain Finance's stockholders and distributions from the Operating Company;

  •
  New Mountain Finance's and the Operating Company's contractual arrangements and relationships with third parties;

  •
  the impact of future changes in laws or regulations and conditions in our operating areas; and

  •
  other factors, including those discussed in "Risk Factors".

          The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

 FORMATION TRANSACTIONS AND RELATED AGREEMENTS

Our History and Current Structure

          New Mountain Finance was incorporated in Delaware on June 29, 2010. Prior to this offering, it did not engage in any activities, except in preparation for this offering, and it had no operations or assets. New Mountain currently owns the only issued and outstanding share of common stock of New Mountain Finance. The Operating Company was formed as a subsidiary of Guardian AIV by New Mountain in October 2008. Guardian AIV was formed through an allocation of approximately $300 million of the $5.1 billion of commitments supporting Fund III, a private equity fund managed by New Mountain, and in February 2009 New Mountain formed a co-investment vehicle, Guardian Partners, comprising $20.4 million of commitments.

          The simplified diagram below depicts our current organizational structure prior to the formation transactions contemplated by this offering:

 Holding Company Structure

General

          Following the completion of this offering and the transactions described in this prospectus, New Mountain Finance will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of the Operating Company and it will have no material long-term liabilities. New Mountain Finance's only source of cash flow from operations will be distributions from the Operating Company. The Operating Company will be New Mountain Finance's operating entity and will be an externally managed business development company which, prior to the completion of this offering, will own all of the operations of the Predecessor Entities existing immediately prior to the formation transactions, including all of the assets and liabilities related to such operations.

Formation Transactions

          The following transactions have occurred or will occur in advance of the completion of this offering to effect our holding company structure:

  •
  Guardian AIV will cause its indirect, wholly-owned subsidiary, New Mountain Guardian Debt Funding, L.L.C., to merge with and into the Operating Company, Guardian AIV's direct, wholly-owned subsidiary, with the Operating Company as the surviving company.

  •
  New Mountain Guardian Partners, L.P. will cause its indirect, wholly-owned subsidiary, New Mountain Guardian Partners Debt Funding, L.L.C., to merge with and into New Mountain Guardian Partners, L.P.'s direct, wholly-owned subsidiary, New Mountain Guardian Partners (Leveraged), L.L.C., with New Mountain Guardian Partners (Leveraged), L.L.C. as the surviving company.

  •
  New Mountain Guardian Partners, L.P. will cause New Mountain Guardian Partners (Leveraged), L.L.C. to merge with and into the Operating Company, with the Operating Company as the surviving company. New Mountain Guardian Partners, L.P. will receive a membership interest in the Operating Company as consideration for the transfer of assets in the merger.

  •
  Guardian AIV and New Mountain Guardian Partners, L.P. will enter into the LLC Agreement, pursuant to which their respective membership interests in the Operating Company will be reclassified into common membership units.

  •
  The Operating Company will cause its then direct, wholly-owned subsidiary, New Mountain Guardian Partners SPV Funding, L.L.C., to merge with and into New Mountain Guardian SPV Funding, L.L.C., the Operating Company's direct, wholly-owned subsidiary, with New Mountain Guardian SPV Funding, L.L.C. as the surviving company. Upon the merger of these two entities, New Mountain Guardian SPV Funding, L.L.C. will be renamed New Mountain Finance SPV Funding, L.L.C.

  •
  Guardian AIV will contribute to AIV Holdings, a newly formed Delaware corporation, its common membership units of the Operating Company in exchange for common stock of AIV Holdings.

  •
  AIV Holdings will enter into a joinder agreement with respect to the LLC Agreement pursuant to which AIV Holdings will be admitted as a member of the Operating Company.

  •
  New Mountain Guardian Partners, L.P. will contribute to New Mountain Finance its common membership units of the Operating Company in exchange for shares of New Mountain Finance's common stock.

  •
  New Mountain Finance will enter into a joinder agreement with respect to the LLC Agreement, pursuant to which New Mountain Finance will be admitted as a member of the Operating Company and will agree to acquire from the Operating Company a number of common membership units of the Operating Company equal to the number of shares of common stock sold by New Mountain Finance in this offering and the concurrent private placement at a purchase price per unit equal to the per share offering price at which New Mountain Finance's common stock is sold pursuant to this offering.

  •
  New Mountain Finance, the Operating Company and AIV Holdings will elect to be treated as business development companies under the 1940 Act.

  •
  New Mountain Finance and the Operating Company will enter into the Administration Agreement and the Operating Company will enter into the Investment Management Agreement effective on the date New Mountain Finance, the Operating Company and AIV Holdings elect to be treated as business development companies under the 1940 Act.

          The Operating Company has calculated its net asset value, the "cutoff NAV", as of March 31, 2011, the "cutoff date". The cutoff NAV was determined and approved by the Operating Company's board of directors and was calculated consistent with its policies for determining net asset value. See "Management's Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments — Net Asset Value".

Consequences of this Offering and the Formation Transactions

          Upon completion of this offering, New Mountain Finance will cancel the initial share of its common stock held by New Mountain for no consideration. After this offering and the concurrent private placement, New Mountain Finance will own approximately 36.4%, and Guardian AIV will indirectly own, through AIV Holdings, approximately 63.6% of the common membership units of the Operating Company, assuming no exercise of the underwriters' option to purchase additional shares. If the underwriters exercise their option to purchase additional shares of New Mountain Finance's common stock, pursuant to the LLC Agreement, immediately thereafter New Mountain Finance will acquire from the Operating Company an equivalent number of additional common membership units in exchange for the gross proceeds New Mountain Finance receives upon exercise of this option.

          After completion of this offering, New Mountain Finance's only business and sole asset will be its ownership of common membership units of the Operating Company, and it will have no material long-term liabilities. New Mountain Finance's only source of cash flow from operations will be distributions from the Operating Company.

          The simplified diagram below depicts our summarized organizational structure immediately after the transactions described in this prospectus (assuming no exercise of the underwriters' option to purchase additional shares):

*
Following the offering, stockholders of New Mountain Finance common stock will include partners of New Mountain Guardian Partners, L.P.

**
These common membership units are exchangeable into shares of New Mountain Finance common stock on a one-for-one basis.

Structure-Related Agreements

          In connection with the formation transactions referred to above and this offering, New Mountain Finance and the Operating Company are entering into various agreements governing the relationship among New Mountain Finance, Guardian AIV, New Mountain Guardian Partners, L.P., AIV Holdings and the Operating Company.

          These agreements are summarized below, which summaries are qualified in their entirety by reference to the full text of the agreements which are filed as exhibits to the registration statement of which this prospectus is a part.

          For a description of the agreements governing the relationship between the Operating Company and the Investment Adviser and New Mountain Finance's and the Operating Company's relationship with the Administrator, see "Investment Management Agreement" and "Administration Agreement".

The Operating Company Agreement

          Prior to the completion of this offering, Guardian AIV and New Mountain Guardian Partners, L.P. will enter into the LLC Agreement. Limited liability company interests in the Operating Company may, to the extent permissible under the 1940 Act, be represented by one or more classes of units.

          In connection with the contribution by Guardian AIV of its common membership units to AIV Holdings, AIV Holdings will enter into a joinder agreement with respect to the LLC Agreement, pursuant to which AIV Holdings will be admitted as a member of the Operating Company. In addition, in connection with the contribution by New Mountain Guardian Partners, L.P. of its common membership units to New Mountain Finance, New Mountain Finance will enter into a joinder agreement with respect to the LLC Agreement, pursuant to which New Mountain Finance will be admitted as a member of the Operating Company.

          New Mountain Finance and the Operating Company Businesses.    New Mountain Finance will have no direct operations, and its only business and sole asset will be its ownership of common membership units of the Operating Company. Under the LLC Agreement, New Mountain Finance will not be permitted to conduct any business or ventures other than in connection with:

  •
  the acquisition, ownership or disposition of its common membership units of the Operating Company; and

  •
  its operation as a public reporting company.

          Under the LLC Agreement, the Operating Company may conduct any business that may be lawfully conducted by a limited liability company under the Delaware Limited Liability Company Act, except that the LLC Agreement requires that the Operating Company conduct its operations in such a manner that will (1) permit New Mountain Finance to satisfy the requirements for qualification as a business development company, (2) permit New Mountain Finance to satisfy the requirements for qualification as a RIC for federal income tax purposes and (3) ensure that the Operating Company will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code except to the extent determined by the board of directors of the Operating Company.

          Board of Directors.    The Operating Company will be managed by a board of directors. Subject to the Investment Company Act, director nominees will be elected if the votes cast by the Operating Company's members for such nominee's election exceed the votes cast against such nominee's election, unless such nominee has also been nominated for election to the board of directors of New Mountain Finance, in which case such nominee will be elected by a plurality of the Operating Company's members. The Operating Company's initial board of directors will be comprised of the same individuals as the board of directors of New Mountain Finance. Under the LLC Agreement, the Operating Company will be required to endeavor to nominate the same slate of director nominees for election by its members as New Mountain Finance. However, there can be no assurance that the Operating Company's board composition and New Mountain Finance's board composition will remain the same following the completion of this offering. The Operating Company's board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of the members of the Operating Company. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

          Management.    Subject to the overall supervision of the Operating Company's board of directors, the Investment Adviser will manage the Operating Company's day-to-day operations and provide the Operating Company with investment management services pursuant to the Investment Management Agreement. The Operating Company will pay a management fee and incentive fee to the Investment Adviser for its services.

          Tax Matters.    New Mountain Finance will be the Operating Company's tax matters member and, as such, will have the authority to handle any tax audits of the Operating Company. Under the LLC Agreement, New Mountain Finance will generally be prohibited from taking any action in its capacity as tax matters member, which it knows (or would reasonably be expected to know) would (or would reasonably be expected to) have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners. AIV Holdings will also have a consent right over New Mountain Finance's actions as the Operating Company's tax matters member if such action would have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners.

          The Operating Company intends to make an election under Section 754 of the Code and to cause such election to remain in effect for every year of the Operating Company during which the Operating Company is treated as a partnership for federal income tax purposes. The Board will have the authority to cause the Operating Company to make all other tax elections, and all decisions and positions taken with respect to the Operating Company's taxable income or tax loss (or items thereof) under the Code or other applicable tax law will be made in such manner as may be reasonably determined by the Operating Company's board of directors. Under the LLC Agreement, the Operating Company's board of directors will generally be prohibited from making tax elections or making any decision or taking any position with respect to allocations of taxable income that the Operating Company's board of directors knows (or would reasonably be expected to know) would (or would reasonably be expected to) adversely affect New Mountain Finance's status as a RIC or have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners and a greater negative impact proportionally on the amount of taxable inclusions incurred by AIV Holdings with respect to income allocated to it by the Operating Company than if such election, decision or position had not been made or taken.

          Exchange Right.    The LLC Agreement will provide for an exchange right for any member other than New Mountain Finance, whereby, upon appropriate notice, any such member will have the right to exchange all or any portion of its common membership units for shares of New Mountain Finance's common stock on a one-for-one basis. This right can be conditionally exercised by any such member, or its transferees, meaning that prior to the receipt of shares of New Mountain Finance's common stock upon exchange, a member can withdraw its request to have its common membership units exchanged for shares of New Mountain Finance's common stock. In addition, if New Mountain Finance and the Operating Company receive exemptive relief to permit the Operating Company to pay 50%, on an after tax basis, of the incentive fee in common membership units of the Operating Company, any such common membership units received by the Investment Adviser will also be exchangeable for shares of New Mountain Finance's common stock to the same extent as set forth in the LLC Agreement.

          The LLC Agreement will also provide that, in connection with the occurrence of an event that would result in the dissolution of the Operating Company where prior to or concurrent with the occurrence of such event, New Mountain Finance has adopted a plan relating to the liquidation or dissolution of New Mountain Finance, New Mountain Finance will have the right to acquire all (but not less than all) of the outstanding common membership units of any other member in exchange for shares of New Mountain Finance's common stock on a one-for-one basis.

          Distributions and Allocations of Profits and Losses.    The LLC Agreement will provide that distributions of cash from the Operating Company will be determined by the Operating Company's board of directors and will be made pro rata among the members holding common membership units in accordance with their respective percentage interests in the Operating Company. The Operating Company intends to make distributions to the Operating Company's members that will be sufficient to enable New Mountain Finance to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC.

          Similarly, the LLC Agreement provides that, for tax purposes, subject to compliance with the provisions of Section 704(b) and 704(c) of the Code and the corresponding Treasury regulations, the Operating Company will allocate items of income, gain, loss, deduction and credit to its members, including New Mountain Finance, pro rata in accordance with their respective percentage interests in the Operating Company. New Mountain Finance's allocable share of the Operating Company's losses cannot be passed through to its stockholders but will be taken into account in determining New Mountain Finance's taxable income that is required to be distributed to its stockholders by reason of New Mountain Finance's status as a RIC.

          If the Operating Company liquidates, debts and other obligations must be satisfied before the members may receive any distributions. Any distributions to members then will be made to members in accordance with their respective positive capital account balances.

          Capital Contributions.    Upon the completion of this offering, New Mountain Finance will contribute to the Operating Company the gross proceeds of this offering and the concurrent private placement as a capital contribution in exchange for 10,344,827 common membership units, or 11,587,603 common membership units if the underwriters exercise their option to purchase additional shares in full. Following this capital contribution and the formation transactions described above, New Mountain Finance will own approximately 36.4%, and Guardian AIV will indirectly own through AIV Holdings approximately 63.6%, of the common membership units of the Operating Company, assuming no exercise of the underwriters' option to purchase additional shares.

          Under the LLC Agreement, New Mountain Finance is also required to contribute the gross proceeds of any subsequent offering of its common stock by New Mountain Finance as additional capital to the Operating Company in exchange for, on a one-to-one basis, additional common membership units of the Operating Company. See "— One-to-One Ratio" below. If New Mountain Finance contributes additional capital to the Operating Company, it will receive additional common membership units of the Operating Company and its percentage interest in the Operating Company will be increased on a proportionate basis based upon the amount of such additional capital contributions. Conversely, the percentage interests of other members will be decreased on a proportionate basis in the event of additional capital contributions by New Mountain Finance. In addition, if New Mountain Finance contributes additional capital to the Operating Company, the Operating Company can revalue its property to its fair market value (as determined by its board of directors) and the capital accounts of the members will be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the capital accounts previously) would be allocated among the members under the terms of the LLC Agreement if there were a taxable disposition of such property for its fair market value (as determined by its board of directors) on the date of revaluation. Under the LLC Agreement, New Mountain Finance is also required to contribute to the Operating Company any reinvested distributions received by it pursuant to its dividend reinvestment plan. In addition, if New Mountain Finance uses newly issued shares to implement the plan, it will receive, on a one-for-one basis, additional common membership units of the Operating Company in exchange for such reinvested distributions.

          One-to-One Ratio.    The LLC Agreement contains various provisions requiring that New Mountain Finance and the Operating Company take certain actions in order to maintain, at all times, a one-to-one ratio between the number of common membership units held by New Mountain

Finance and the number of shares of New Mountain Finance's common stock outstanding. This one-to-one ratio must also be maintained in the event that New Mountain Finance issues additional shares of its common stock. Accordingly, every time New Mountain Finance issues shares of its common stock, other than in connection with the exercise of the exchange right described above by AIV Holdings, the Investment Adviser, if applicable with respect to any common membership units received as payment of the incentive fee, or any other entity or individual that may become a member (other than New Mountain Finance), the Operating Company will be required to issue additional common membership units to New Mountain Finance. In addition, in order for New Mountain Finance to pay a dividend or other distribution to holders of its common stock, it must be accompanied by a prior distribution by the Operating Company to all of its members.

          If New Mountain Finance redeems, repurchases, acquires, exchanges, cancels or terminates any shares of its common stock, this action must be accompanied by an immediately prior identical (including with respect to the appropriate consideration paid for such action) redemption, repurchase, acquisition, exchange, cancellation or termination of the common membership units of the Operating Company held by New Mountain Finance. If New Mountain Finance splits its common stock, this action must be accompanied by an immediately prior identical split of common membership units of the Operating Company. In addition, in general, upon any consolidation or merger or combination to which New Mountain Finance is a party or any sale or disposition of all or substantially all of its assets to a third party, New Mountain Finance is required to take all necessary action so that the common membership units held by AIV Holdings, the Investment Adviser, if applicable with respect to any common membership units received as payment of the incentive fee, and any other entity or individual that may become a member (other than New Mountain Finance) will be exchangeable on a per-common membership unit basis at any time or from time to time following such event into the kind and amount of shares of stock and/or other securities or property (including cash) receivable upon such event by holders of New Mountain Finance's common stock.

          The LLC Agreement also provides that, in connection with any reclassification or recapitalization or any other distribution or dilutive or concentrative event by New Mountain Finance, if AIV Holdings, the Investment Adviser, if applicable with respect to any common membership units received as payment of the incentive fee or any other entity or individual that may become a member (other than New Mountain Finance) exercises the exchange right following such event, such member will generally be treated as if they were entitled to receive the number of shares of New Mountain Finance's common stock or other property (including cash) that it would have been entitled to receive had it exercised its exchange right immediately prior to the record date of such event. In addition, the LLC Agreement provides that New Mountain Finance and the Operating Company must take all necessary action in order to maintain the one-to-one ratio if in the future New Mountain Finance determines to issue options or other types of equity compensation to individuals that provide services to the Operating Company.

          Voting.    Subject to the Investment Company Act, directors will be elected as set forth above under "— Board of Directors." All other matters submitted to the vote of the members will be decided by a majority vote unless a different vote is required as a matter of law (including the Investment Company Act), in which case such provision will govern and control the voting. The LLC Agreement will also provide that, to the extent required by the Investment Company Act, each of New Mountain Finance and AIV Holdings and any other member that may be an investment company relying on the Investment Company Act will seek instructions from its stockholders with regard to matters subject to a member vote, and each such member will vote on all such matters in accordance with such instructions. Accordingly, to the extent required by the Investment Company Act, New Mountain Finance and AIV Holdings will not have any separate voting power other than to pass through the votes of the respective stockholders of New Mountain Finance and AIV Holdings in accordance with their respective indirect percentage ownership in the Operating Company.

          Expenses.    All of the Operating Company's expenses and all of New Mountain Finance's expenses, including any amounts owed pursuant to the Administration Agreement, will be borne by the Operating Company.

          Dissolution.    The LLC Agreement will provide that the Operating Company may be dissolved with the approval of the board of directors. In addition to a voluntary dissolution, the Operating Company will be dissolved upon the entry of a decree of judicial dissolution in accordance with Delaware law or upon the termination of the legal existence of the last remaining member of the Operating Company. Upon a dissolution event, the proceeds of liquidation will be distributed in the following order:

  •
  first, to pay the expenses of winding up, liquidating and dissolving the Operating Company and all of its creditors, including members who are creditors; and

  •
  second, to the members pro rata in accordance with their respective positive capital account balances.

          Upon a dissolution event, if (i) New Mountain Finance is not the sole member at such time and (ii) prior to or concurrent with such event, New Mountain Finance has adopted a plan relating to the liquidation or dissolution of New Mountain Finance, then New Mountain Finance has the right to acquire from any other Operating Company member all (but not less than all) of the common membership units held by such other member in exchange for shares of New Mountain Finance common stock on a one-for-one basis.

          Information.    The LLC Agreement provides that the Operating Company's members will be entitled to certain information regarding the Operating Company. This information includes quarterly and annual information regarding the Operating Company, information required for certain tax matters and any other information required under Delaware law or as reasonably requested by a member.

          Confidentiality.    Each member will agree to maintain the confidentiality of any information received by the member or its affiliates and representatives in connection with the transactions contemplated by the LLC Agreement which is determined to be confidential for a period of three years following the earlier of the date of the Operating Company's dissolution or the date such member ceases to be a member, with customary exceptions, including to the extent disclosure is required by law or judicial process.

          Restrictions on Transfer.    The LLC Agreement provides that, subject to certain limited exceptions (including transfers to affiliates), a member may not transfer any of its common membership units of the Operating Company to any person without the consent of the Operating Company's board of directors, which consent may be given or withheld in their sole and absolute discretion. No member shall have the right to substitute a transferee as a member in its place. A transferee of common membership units of the Operating Company may be admitted as a substituted member only with the consent of the Operating Company's board of directors, which consent may be given or withheld in their sole and absolute discretion.

          Amendment.    Unless otherwise required by law, the LLC Agreement may be amended only by the written consent of the members owning a majority of the Operating Company's common membership units then outstanding; provided, however, that no amendment may be made without the consent of a member if the amendment would adversely affect the rights of the member other than on a pro rata basis with other members of common membership units.

          Limitation of Liability; Indemnification.    The LLC Agreement provides that none of the Operating Company's members or directors or their respective subsidiaries or affiliates may be liable to the Operating Company or any member for any act or omission by such individual or entity in connection with the conduct of affairs of the Operating Company or otherwise incurred in connection with the Operating Company or the LLC Agreement or the matters contemplated therein, in each case unless such act or omission was the result of gross negligence or willful misconduct or constitutes a breach of, or a failure to comply with the LLC Agreement. The LLC Agreement further provides for indemnification of the Operating Company's directors and officers from and against liabilities arising out of or relating to any alleged action taken by any director or officer of the Operating Company, subject to the Investment Company Act.

          Term.    The Operating Company shall continue until terminated as provided in the LLC Agreement or by operation of law.

          Fiduciary Duties.    Circumstances may arise in the future when the interests of the Operating Company's members conflict with the interests of New Mountain Finance's stockholders. Following the completion of this offering, the Operating Company's board of directors and the board of directors of New Mountain Finance will be comprised of the same members. However, the Operating Company's board of directors will owe fiduciary duties to the Operating Company's members that could conflict with the fiduciary duties New Mountain Finance's board of directors owes to New Mountain Finance's stockholders.

Registration Rights Agreement

          In connection with this offering, New Mountain Finance will enter into a registration rights agreement, or the Registration Rights Agreement, with AIV Holdings, Steven B. Klinsky, an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, AIV Holdings and the Investment Adviser will have the right to require New Mountain Finance to register for public resale under the Securities Act all registerable securities that are held by any of them and that they request to be registered at any time after the expiration or waiver of the lock-up period following this offering. Registerable securities subject to the Registration Rights Agreement are shares of New Mountain Finance's common stock issued or issuable in exchange for common membership units and any other shares of New Mountain Finance's common stock held by AIV Holdings, the Investment Adviser and any of their transferees. The rights under the registration rights agreement can be conditionally exercised by AIV Holdings or the Investment Adviser, meaning that prior to the registration of the shares AIV Holdings or the Investment Adviser can withdraw their request to have the shares registered. AIV Holdings and the Investment Adviser may each assign their rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky and a related entity will have the right to "piggyback", or include their own registrable securities in such a registration.

          AIV Holdings and the Investment Adviser may require New Mountain Finance to use its reasonable best efforts to register under the Securities Act all or any portion of these registerable securities upon a "demand request". The demand registration rights are subject to certain limitations. New Mountain Finance is not obligated to:

  •
  cause a registration statement with respect to a demand request to be declared effective within forty-five (45) days after the effective date of a previous demand registration, other than a shelf registration pursuant to Rule 415 under the Securities Act of 1933, or within 180 days after the effective date of the registration statement of which this prospectus is a part (unless the lock-up agreement entered into by AIV Holdings has been waived by the underwriters (see "Underwriting"));

  •
  cause a registration statement with respect to a demand request to be declared effective unless the demand request is for a number of shares with a market value that is equal to at least $10 million; or

  •
  cause to be declared effective more than five registration statements with respect to demand registration rights.

The Registration Rights Agreement will include limited blackout and suspension periods. In addition, AIV Holdings and the Investment Adviser may also require New Mountain Finance to file a shelf registration statement on Form N-2 for the resale of their registerable securities if New Mountain Finance is eligible to use Form N-2 at that time.

          Holders of registerable securities will also have "piggyback" registration rights, which means that these holders may include their respective shares in any future registrations of New Mountain Finance's equity securities, whether or not that registration relates to a primary offering by New Mountain Finance or a secondary offering by or on behalf of any of New Mountain Finance's stockholders. AIV Holdings, the Investment Adviser and our Chairman (and a related entity) will have priority over New Mountain Finance in any registration that is an underwritten offering.

          Conflicts arising under the Registration Rights Agreement will be resolved as set forth therein. Under the Registration Rights Agreement, AIV Holdings and, if applicable, the Investment Adviser, and our Chairman (and a related entity) will have priority over New Mountain Finance or any other New Mountain Finance stockholder when selling any shares of New Mountain Finance common stock pursuant to their exercise of registration rights under that agreement.

          AIV Holdings, the Investment Adviser and our Chairman (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro rata share of any piggyback registration. New Mountain Finance has agreed to indemnify AIV Holdings, the Investment Adviser and our Chairman (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to us by such parties. AIV Holdings, the Investment Adviser and our Chairman (and a related entity) have also agreed to indemnify New Mountain Finance with respect to liabilities resulting from untrue statements or omissions furnished by them to New Mountain Finance relating to them in any registration statement.

BUSINESS DEVELOPMENT COMPANY
AND REGULATED INVESTMENT COMPANY ELECTIONS

          In connection with this offering, New Mountain Finance and the Operating Company intend to elect to be treated as business development companies under the 1940 Act prior to the completion of this offering. In addition, New Mountain Finance intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2011. New Mountain Finance's and the Operating Company's election to be treated as business development companies and New Mountain Finance's election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on the future operations of New Mountain Finance's and the Operating Company's elections to be treated as business development companies and New Mountain Finance's election to be treated as a RIC are outlined below. In connection with this offering and the intended elections to be treated as business development companies, New Mountain Finance and the Operating Company expect to file a request with the SEC for exemptive relief to allow them to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies.

The Operating Company will report our investments at market value or fair value with changes in value reported through its statement of operations.

          In accordance with the requirements of Article 6 of Regulation S-X, the Operating Company will report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their fair value as determined in good faith by the Operating Company's board of directors. Because New Mountain Finance will be a holding company with no direct operations of its own, fair value determinations with respect to our investments will be made by the Operating Company's board of directors. Changes in these values will be reported through the Operating Company's statement of operations under the caption entitled "total net unrealized appreciation (depreciation) from investments". In the event that New Mountain Finance's board of directors believes that the Operating Company's fair value determinations are inaccurate, New Mountain Finance will adjust the Operating Company's valuations when determining the value of its common membership units of the Operating Company in accordance with valuation procedures to be adopted by New Mountain Finance's board of directors prior to the completion of this offering. See "Determination of Net Asset Value".

New Mountain Finance generally will be required to pay federal income taxes only on the portion of its taxable income that it does not distribute to its stockholders (actually or constructively).

          As a RIC, so long as New Mountain Finance meets certain minimum distribution, source-of-income and asset diversification requirements, it generally will be required to pay federal income taxes only on the portion of its taxable income and gains that it does not distribute (actually or constructively) and certain built-in gains, if any. Because New Mountain Finance will have no assets other than its ownership of common membership units of the Operating Company and no source of cash flow other than distributions from the Operating Company, New Mountain Finance will look to the Operating Company's assets and income, and will rely on distributions made by the Operating Company to New Mountain Finance, for purposes of satisfying these requirements. The Operating Company intends to conduct its operations and make distributions to its members in a manner that will enable New Mountain Finance to satisfy these requirements.

The Operating Company's ability to use leverage as a means of financing our portfolio of investments will be limited.

          As a business development company, the Operating Company will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities of at least 200%. The Operating Company will consolidate the assets and liabilities of SLF for purposes of its financial statements and calculating compliance with the 200% asset coverage ratio. For this purpose, senior securities include all borrowings by the Operating Company and SLF and any preferred membership units the Operating Company may issue in the future. In addition to any limitations imposed by the Operating Company's and SLF's existing or future credit facilities, the Operating Company's and SLF's ability to continue to utilize leverage as a means of financing our portfolio of investments may also be limited by this asset coverage test. Because New Mountain Finance will have no assets other than its ownership of common membership units of the Operating Company and will have no material long-term liabilities, New Mountain Finance will look to the Operating Company's assets for purposes of satisfying this test.

New Mountain Finance intends to distribute substantially all of its income to its stockholders.

          As a RIC, New Mountain Finance intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of the Operating Company. New Mountain Finance may make deemed distributions to its stockholders of some or all of its retained net capital gains. If this happens, you will be treated as if you had received an actual distribution of the capital gains and reinvested the net after-tax proceeds in New Mountain Finance. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, obtain a tax refund) equal to your allocable share of the tax New Mountain Finance paid on the deemed distribution. See "Material Federal Income Tax Considerations". The Operating Company intends to make distributions to its members that will be sufficient to enable New Mountain Finance to obtain and maintain its status as a RIC.

 USE OF PROCEEDS

          We estimate that New Mountain Finance will receive proceeds from the sale of the 8,285,172 shares of its common stock in this offering of approximately $120,135,000, or approximately $138,155,250 if the underwriters exercise their option to purchase additional shares in full, in each case assuming an initial public offering price of $14.50 per share (the mid-point of the range set forth on the cover of this prospectus). In connection with the concurrent private placement, New Mountain Finance will receive $29,865,000 in gross proceeds assuming an initial public offering price of $14.50 per share. In connection with this offering, New Mountain Finance will enter into a joinder agreement with respect to the LLC Agreement, pursuant to which New Mountain Finance will use all of the gross proceeds from this offering as well as the gross proceeds from the concurrent private placement to acquire from the Operating Company 10,344,827 common membership units of the Operating Company (the number of common membership units will equal the number of shares of New Mountain Finance's common stock sold in this offering and the concurrent private placement). The per unit purchase price New Mountain Finance will pay for the common membership units acquired pursuant to the LLC Agreement will be equal to the per share offering price at which New Mountain Finance's common stock is sold pursuant to this offering. Accordingly, New Mountain Finance will not retain any of the proceeds of this offering or the concurrent private placement. If the underwriters exercise their option to purchase 1,242,776 additional shares of New Mountain Finance's common stock, New Mountain Finance will use any proceeds from the exercise of this option to purchase additional common membership units of the Operating Company (the number of additional common membership units will equal the number of shares of New Mountain Finance's common stock sold pursuant to this option). See "Formation Transactions and Related Agreements — Holding Company Structure" and "Underwriting".

          The Operating Company will, in turn, use a portion of these proceeds to pay the underwriting discounts and commissions and estimated expenses of this offering, and intends to use the remaining net proceeds for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay New Mountain Finance's and its operating expenses and distributions to its members and for general corporate purposes. Borrowings that may be repaid under the Predecessor Credit Facility currently bear interest at an annual rate of LIBOR plus 3.0%, payable in cash, on the outstanding principal amount. See "Management's Discussion and Analysis — Liquidity and Capital Resources — Credit Facilities". Based on current market conditions, we anticipate that it may take up to six to twelve months for the Operating Company to fully invest the net proceeds it receives in connection with this offering. However, if market conditions change, it may take longer than twelve months to fully invest the net proceeds from this offering. We cannot assure you that we will achieve our targeted investment pace.

          Pending such use, the Operating Company will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. See "Regulation — Temporary Investments" for additional information about temporary investments the Operating Company may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

          New Mountain Finance intends to pay quarterly distributions to its stockholders out of assets legally available for distribution, beginning with its first full quarter after the completion of this offering. New Mountain Finance's quarterly distributions, if any, will be determined by its board of directors. New Mountain Finance's first quarterly distribution, which will be payable for the second quarter of 2011, is expected to be between $0.20 and $0.25 per share. The amount of the dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of the offering. The actual amount of such distribution, if any, remains subject to approval by New Mountain Finance's board of directors, and there can be no assurance that any distribution paid will fall within such range. In addition, because New Mountain Finance will be a holding company, it will only be able to pay distributions on its common stock from distributions received from the Operating Company. The Operating Company intends to make distributions to its members that will be sufficient to enable New Mountain Finance to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC. While it is intended that the distributions made by the Operating Company will be sufficient to enable New Mountain Finance to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC, there can be no assurances that the distributions from the Operating Company will be sufficient to pay distributions to New Mountain Finance's stockholders in the future. Any distributions must also comply with the restrictions and covenants contained in the Credit Agreement or the debt financing agreements we may have in the future.

          New Mountain Finance intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2011. To obtain and maintain RIC status, New Mountain Finance must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, New Mountain Finance currently intends to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its net ordinary income for the calendar year, (2) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years. New Mountain Finance may retain certain net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) for reinvestment in common membership units of the Operating Company and treat such amounts as deemed distributions to its stockholders. If New Mountain Finance does this, you will be treated as if you had received an actual distribution of the capital gains New Mountain Finance retained and then you reinvested the net after-tax proceeds in New Mountain Finance's common stock. In general, you also will be eligible to claim a tax credit (or, in certain circumstances, obtain a tax refund) equal to your allocable share of the tax New Mountain Finance paid on the capital gains deemed distributed to you. The distributions New Mountain Finance pays to its stockholders in a year may exceed its taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for federal income tax purposes. The specific tax characteristics of New Mountain Finance's distributions will be reported to stockholders after the end of the calendar year. Please refer to "Material Federal Income Tax Considerations" for further information regarding the tax treatment of New Mountain Finance's distributions and the tax consequences of New Mountain Finance's retention of net capital gains. We can offer no assurance that the Operating Company will achieve results that will permit the payment of any cash distributions to New Mountain Finance's stockholders and, if the Operating Company or SLF issues senior securities (other than any indebtedness issued in consideration of a privately arranged loan), the Operating Company will be prohibited from making distributions to its members, including New Mountain Finance, if doing so causes the Operating Company to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions to its members are limited by the terms of any of the Operating Company's borrowings. See "Regulation", "Material Federal Income Tax Considerations" and "Senior Securities".

          New Mountain Finance has adopted an "opt out" dividend reinvestment plan for its common stockholders. As a result, if New Mountain Finance makes a distribution, then your cash distributions will be automatically reinvested in additional shares of New Mountain Finance's common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Cash distributions reinvested in additional shares of New Mountain Finance's common stock will be automatically reinvested by New Mountain Finance in additional common membership units of the Operating Company, and, if New Mountain Finance uses newly issued shares to implement the dividend reinvestment plan, it will receive, on a one-for-one basis, additional common membership units of the Operating Company in exchange for such reinvested distributions. See "Formation Transactions and Related Agreements — Structure-Related Agreements — The Operating Company Agreement" and "Dividend Reinvestment Plan". In addition, AIV Holdings does not intend to reinvest any distributions received from the Operating Company in additional common membership units of the Operating Company.

 CAPITALIZATION

          The following table sets forth our capitalization as of December 31, 2010:

  •
  on an actual basis;

  •
  on an as adjusted basis to give effect to:

  •
  the completion of the formation transactions and the concurrent private placement;

  •
  the sale of 8,285,172 shares of New Mountain Finance's common stock in this offering at an assumed initial public offering price of $14.50 per share (the mid-point of the range set forth on the cover of this prospectus), after deducting estimated underwriting discounts and commissions and organizational and offering expenses payable by the Operating Company;

  •
  the temporary repayment of indebtedness under the Credit Facility; and

  •
  the assumption that all of AIV Holdings' common membership units of the Operating Company had been exchanged for the corresponding number of shares of New Mountain Finance's common stock. The number of AIV Holdings' common membership units was derived from our March 31, 2011 adjusted unaudited net asset value of $313.5 million, or $14.60 per share, which is based on the fair value of our portfolio investments, in accordance with the Operating Company's valuation policy, as well as other factors, including investment income earned on the portfolio. The adjusted net asset value includes $23.3 million of contributions received from investors in the Predecessor Entities after March 31, 2011.

          You should read this table together with "Formation Transactions and Related Agreements" and "Use of Proceeds" and the combined financial statements and related notes thereto included elsewhere in this prospectus.

	As of December 31, 2010
	Actual	As Adjusted (unaudited)
	(in thousands)
Assets:
Cash and cash equivalents	$10,744	$30,808
Investments at fair value	441,058	441,058
Other assets	8,422	4,894

Total assets	$460,224	$476,760

Liabilities:
Credit facility payable	$116,633	$—
Other liabilities	101,664	98,515

Total liabilities	$218,297	$98,515

Net assets	$241,927	$378,245

Stockholders' equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 31,819,729 shares outstanding, on an as adjusted fully diluted basis		$318
Capital in excess of par value		$377,927

Total stockholders' equity		$378,245

 DILUTION

          If you invest in New Mountain Finance's common stock, your interest in New Mountain Finance will be diluted to the extent of the difference between the initial public offering price per share of New Mountain Finance's common stock and the as adjusted net asset value per share of New Mountain Finance's common stock immediately after the completion of this offering.

          Upon completion of the formation transactions, New Mountain Finance's net asset value as of December 31, 2010 would have been approximately $241.9 million, or $14.60 per share, assuming the exchange of all of the then outstanding common membership units of the Operating Company into a corresponding number of shares of New Mountain Finance's common stock. After giving effect to (i) the completion of the formation transactions, (ii) the concurrent private placement, (iii) the sale of 8,285,172 shares of New Mountain Finance's common stock in this offering at an assumed initial public offering price of $14.50 per share (the mid-point of the range set forth on the cover of this prospectus), after deducting underwriting discounts and commissions and estimated offering expenses payable by the Operating Company, (iv) the temporary repayment of indebtedness under the Credit Facility and (v) the assumption that all of AIV Holdings' common membership units of the Operating Company were immediately exchanged for the corresponding number of shares of New Mountain Finance's common stock, New Mountain Finance's as adjusted net asset value as of December 31, 2010 would have been approximately $378.2 million, or $14.05 per share. This represents an immediate decrease in New Mountain Finance's as adjusted net asset value of $0.55 per share to AIV Holdings and New Mountain Guardian Partners, L.P., and an immediate dilution of $0.45 per share, on a fully diluted basis, to the investors who purchase New Mountain Finance's common stock in this offering assuming an initial public offering price of $14.50 per share (the mid-point of the range set forth on the front cover of this prospectus). The following table shows this immediate New Mountain Finance share impact:

Assumed initial public offering price per share	$14.50
Net asset value per share, before this offering but after completion of the formation transactions(1)	$14.60
Decrease in net asset value per share, on an as adjusted basis, attributable to investors in this offering	$0.55

As adjusted net asset value per share after the completion of the formation transactions, this offering and the concurrent private placement(1)	$14.05

Dilution per share, on a fully diluted basis, to investors in this offering(2)	$0.45

          Using the March 31, 2011 adjusted unaudited net asset value of $313.5 million and including $23.3 million of contributions received after March 31, 2011, the issuance of 21,474,902 units in the Operating Company to AIV Holdings and Guardian Partners, an offering price per share of $14.50 (the mid-point of the range set forth on the cover of this prospectus), and the same assumptions used above, New Mountain Finance's net asset value on an adjusted and fully diluted basis is $14.14 per share, resulting in dilution to investors in this offering of $0.36 per share.

(1)
Assumes that based on the December 31, 2010 net asset value and upon completion of the formation transactions, AIV Holdings and Guardian Partners owned 16,570,360 shares of New Mountain Finance common stock, assuming AIV Holdings' common membership units in the Operating Company had been exchanged for the corresponding number of shares of New Mountain Finance's common stock, as of December 31, 2010.

(2)
The dilution per share to investors in this offering as of December 31, 2010 may differ from the actual dilution per share in connection with this offering. Dilution per share to the investors in this offering as of the date of completion of this offering will reflect various adjustments subsequent to December 31, 2010 in respect of this offering and the formation transactions.

          The foregoing assumes no exercise of the underwriters' option to purchase additional shares. If the underwriters' option to purchase additional shares is exercised in full, the net asset value per share of common stock after this offering would be $14.03 as of December 31, 2010 on a fully diluted basis and $14.11 as of March 31, 2011 on an adjusted and fully diluted basis, with the dilution per share to investors in this offering being $0.47 and $0.39, respectively.

          The following table summarizes, as of March 31, 2011, the number of shares of common stock purchased from New Mountain Finance, the total consideration paid to New Mountain Finance and the average price per share paid by AIV Holdings and New Mountain Guardian Partners, L.P. and to be paid by investors in this offering and the concurrent private placement purchasing shares of common stock at the initial public offering price of $14.50 per share (the mid-point of the range set forth on the cover of this prospectus), assuming that all of AIV Holdings' common membership units of the Operating Company were immediately exchanged for the corresponding number of shares of New Mountain Finance's common stock, before deducting the underwriting discounts and commissions and estimated offering expenses payable by the Operating Company.

	Shares Purchased		Total Consideration
					Average Price Per Share
	Number	Percent	Amount	Percent
AIV Holdings and New Mountain Guardian Partners, L.P.	21,474,902	67.5%	313,533,572	67.7%	14.60
Investors in this offering	8,285,172	26.0%	120,135,000	25.9%	14.50
Concurrent Private Placement	2,059,655	6.5%	29,865,000	6.4%	14.50
Total	31,819,729	100.0%	463,533,572	100.0%

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The information in this section contains forward-looking statements that involve risks and uncertainties. Please see "Risk Factors" and "Special Note Regarding Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

 Overview

          New Mountain Finance will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of the Operating Company, the operating company for our business. The Operating Company will be an externally managed business development company which, prior to the completion of this offering, will own all of the operations of the Predecessor Entities existing immediately prior to the formation transactions, including all of the assets and liabilities related to such operations. Following the completion of this offering, New Mountain Finance will own approximately 36.4%, and Guardian AIV will indirectly own, through AIV Holdings, approximately 63.6% of the common membership units of the Operating Company, assuming no exercise of the underwriters' option to purchase additional shares.

          Our investment strategy, developed by the Investment Adviser, is to invest through the Operating Company primarily in the debt of what the Investment Adviser believes are defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) opportunities for niche market dominance. The Investment Adviser, through its relationship with New Mountain, already has access to proprietary research and operating insights into many of the companies and industries that meet this template.

          The Operating Company will be externally managed by the Investment Adviser, a wholly-owned subsidiary of New Mountain, a private equity firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $9.0 billion as of December 31, 2010. New Mountain focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. The Operating Company was formed as a subsidiary of Guardian AIV by New Mountain in October 2008. Guardian AIV was formed through an allocation of approximately $300 million of the $5.1 billion of commitments supporting Fund III, a private equity fund managed by New Mountain, and in February 2009 New Mountain formed a co-investment vehicle, Guardian Partners, comprising $20.4 million of commitments. As of December 31, 2010, our portfolio had a fair value of approximately $441.1 million in 43 portfolio companies and had a weighted average Yield to Maturity of approximately 12.5%. This calculation excludes the impact of existing leverage, except for the non-recourse debt of SLF. SLF is treated as a fully levered asset of the Operating Company, with SLF's net asset value being included for yield calculation purposes. The Predecessor Entities, excluding SLF, have an unlevered and fully levered yield to maturity as of December 31, 2010 of 12.2% and 14.2%, respectively. SLF has an unlevered and fully levered yield to maturity as of December 31, 2010 of 8.5% and 13.4%, respectively. An unlevered yield to maturity assumes no debt is used to purchase investments and a fully levered yield to maturity assumes each investment is leveraged to full capacity. As of December 31, 2010, our portfolio has a weighted average Unadjusted Yield to Maturity of approximately 10.6%. This calculation has the same assumptions as Yield to Maturity, except that SLF is not treated as a fully levered asset of the Operating Company, and the assets of SLF are consolidated into the Operating Company. Weighted by December 31, 2010 fair value, 77% of our portfolio companies had an

EBITDA of less than $100 million during the last twelve months prior to the time of investment. Since inception, the Predecessor Entities have not experienced any payment defaults or credit losses on these portfolio investments.

          We intend to find and analyze investment opportunities by utilizing the experience of the Investment Adviser's investment professionals. We expect to primarily target loans to, and invest in, U.S. middle market businesses, a market segment we believe will continue to be underserved by other lenders. We expect to make investments through both primary originations and open-market secondary purchases. Our investment objective is to generate current income and capital appreciation through investments in Target Securities. We believe our focus on investment opportunities with contractual current interest payments should allow us to provide New Mountain Finance stockholders with consistent dividend distributions and attractive risk adjusted total returns.

          In connection with this offering, a series of formation transactions will be undertaken, such that, prior to the completion of this offering, the Operating Company will own all of the operations of the Predecessor Entities existing immediately prior to the formation transactions, including all of the assets and liabilities related to such operations. As a result of these transactions, Guardian AIV will indirectly own, through its wholly-owned subsidiary AIV Holdings, common membership units of the Operating Company, and New Mountain Guardian Partners, L.P. will receive shares of New Mountain Finance's common stock. New Mountain Finance will enter into a joinder agreement with respect to the LLC Agreement, pursuant to which it will acquire from the Operating Company, with the gross proceeds of this offering and the concurrent private placement, 10,344,827 common membership units of the Operating Company (the number of common membership units will equal the number of shares of New Mountain Finance's common stock sold in this offering and the concurrent private placement) in connection with the completion of this offering. The per unit purchase price New Mountain Finance will pay for the common membership units acquired pursuant to a joinder agreement with respect to the LLC Agreement will be equal to the per share offering price at which its common stock is sold pursuant to this offering and the concurrent private placement. After the completion of this offering, New Mountain Finance will be a holding company, and its only business and sole asset will be its ownership of common membership units of the Operating Company, the operating company for our business. The Operating Company will be an externally managed business development company managed by the Investment Adviser. New Mountain Finance and the Operating Company intend to elect to be treated as business development companies under the 1940 Act prior to the completion of this offering. New Mountain Finance intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2011. See "Material Federal Income Tax Considerations". As a RIC, New Mountain Finance generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that it timely distributes to its stockholders as dividends if it meets certain source-of-income, distribution and asset diversification requirements. The Operating Company intends to make distributions to its members that will be sufficient to enable New Mountain Finance to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC. New Mountain Finance intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of the Operating Company.

Basis of Presentation

          The information discussed below relates to the combined historical operations of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P., the assets of which will be contributed to the Operating Company in connection with the formation transactions. The combined financial statements of these entities are the Operating Company's historical financial statements. The Operating Company will be New Mountain Finance's sole investment following the completion of this offering. To date, New

Mountain Finance has had no operations. As described in "Formation Transactions and Related Agreements — Holding Company Structure", following the completion of this offering, New Mountain Finance will be a holding company with no direct operations, and its only business and sole asset will be its ownership of common membership units of the Operating Company.

          We do not believe that our combined historical operating performance is necessarily indicative of the results of operations that New Mountain Finance or the Operating Company expect to report in future periods. Prior to the completion of this offering, we will consummate the formation transactions and New Mountain Finance and the Operating Company will elect to be treated as business development companies. New Mountain Finance also intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2011. Because New Mountain Finance will be a business development company and a RIC, the Operating Company will be subject to certain constraints on its operations, including limitations imposed by the 1940 Act and the Code, to which it previously was not subject.

          In addition, the historical financial information does not reflect the allocation of certain general and administrative costs or expenses or the impact of management fees that were incurred by affiliates of New Mountain. We expect that, following the completion of this offering, our share of expenses and management fees as a stand-alone company will be higher than those historically incurred by the Operating Company. Accordingly, our historical combined financial information should not be relied upon as being representative of our financial position or operating results had we operated on a stand-alone basis under similar regulatory constraints, nor are they representative of our financial position or operating results following this offering. In addition, following the completion of this offering and the concurrent private placement, New Mountain Finance will own approximately 36.4% of the common membership units of the Operating Company. Depending on New Mountain Finance's ownership interest in the Operating Company, the Operating Company's results of operations may not be consolidated with New Mountain Finance's results of operations in future periods. As a result, our historical and future financial information may not be representative of New Mountain Finance's financial information in future periods.

          Revenues.    The Operating Company generates revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we acquire in portfolio companies. Our debt investments typically have a term of three-to-ten years and bear interest at a fixed or floating rate. In some instances, the Operating Company receives payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, the Operating Company receives repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or payment-in-kind, or PIK, interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, the Operating Company may generate revenue in the form of commitment, origination, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and the Operating Company accretes or amortizes such amounts as interest income. The Operating Company records prepayment premiums on loans as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that the Operating Company expects to collect such amounts.

          Expenses.    The Operating Company's primary operating expenses will include the payment of management fees, its allocable portion of overhead expenses under the Administration Agreement for services provided to New Mountain Finance and the Operating Company and other operating costs described below. Additionally, the Operating Company pays interest expense on outstanding debt under the Credit Facility and expects to pay interest on any outstanding debt under the Credit Facility following this offering. The Operating Company bears all other out-of-pocket costs and expenses of its and New Mountain Finance's operations and transactions, including:

  •
  the cost of calculating net asset value, including the cost of any third-party valuation services;

  •
  the cost of effecting sales and repurchases of shares of New Mountain Finance's common stock and other securities;

  •
  fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

  •
  transfer agent and custodial fees;

  •
  out-of-pocket fees and expenses associated with marketing efforts;

  •
  federal and state registration fees and any stock exchange listing fees;

  •
  federal, state, local and foreign taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  fidelity bond, directors' and officers' liability insurance and other insurance premiums;

  •
  direct costs, such as printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with independent audits, tax services, and outside legal counsel;

  •
  costs associated with New Mountain Finance's and the Operating Company's reporting and compliance obligations under the 1940 Act and other applicable federal and state securities laws; and

  •
  other expenses incurred by the Operating Company, the Investment Adviser or New Mountain Finance in connection with administering our business, including payments under the Administration Agreement that will be based upon New Mountain Finance's and the Operating Company's allocable portion (subject to the review and approval of the Operating Company's board of directors) of overhead.

          However, with respect to the expenses incident to any registration of shares of New Mountain Finance's common stock issued in exchange for common membership units of the Operating Company, AIV Holdings and the Investment Adviser, if applicable, will be responsible for the expenses of any demand registration and their pro rata share of any piggyback registration. See "Formation Transactions and Related Agreements — Structure-Related Agreements — Registration Rights Agreement".

Recent Developments(1)

(1)
The numbers in the Recent Developments section are unaudited.

Net Asset Value

          New Mountain Finance's March 31, 2011 unaudited net asset value per share is $14.14 on an adjusted and fully diluted basis, reflecting contributions from our investors in the Predecessor Entities received after March 31, 2011, the consummation of the formation transactions, the initial public offering and concurrent private placement (based on the mid-point of the range set forth on the cover page of this prospectus and assuming no exercise of the underwriters' option to purchase additional shares), and the temporary repayment of indebtedness. See "The Offering".

Upon completion of this offering and the concurrent private placement, New Mountain Finance will own 36.4% of the Operating Company (assuming no exercise of the underwriters' option to purchase additional shares). On April 21, 2011, the Operating Company's board of directors, of which a majority of the board members are independent directors, approved the fair value of our portfolio investments as of March 31, 2011 in accordance with the Operating Company's valuation policy to be $460.0 million and determined the Operating Company's unaudited net asset value as of March 31, 2011 to be $313.5 million, which is adjusted to include $23.3 million of contributions received from our investors in the Predecessor Entities after March 31, 2011. This will result in the issuance of 20,221,938 common membership units of the Operating Company (which are exchangeable on a one-for-one basis into shares of New Mountain Finance common stock) to AIV Holdings and 1,252,964 shares of New Mountain Finance common stock to Guardian Partners for their respective ownership interests in the Predecessor Entities. The Operating Company's March 31, 2011 adjusted net asset value is based on this board-approved fair value of our portfolio investments as well as other factors, including investment income earned on the portfolio since December 31, 2010. The 29.6% change in net asset value from December 31, 2010 was primarily due to additional purchases of $87.3 million, sales of $25.9 million, net contributions received since December 31, 2010 and the Operating Company's retained investment income. The March 31, 2011 adjusted unaudited net asset value is comprised of an estimated $523.0 million in assets (36.2% from SLF) and an estimated $209.5 million in liabilities (52.8% from SLF). The estimated assets include cash of $27.2 million and contributions received from investors after March 31, 2011. The estimated liabilities include $171.8 million of borrowings under the Predecessor Credit Facility and SLF Credit Facility, and a $27.6 million payable for unsettled securities purchased. See "Determination of Net Asset Value". The adjusted unaudited net asset value per share as of March 31, 2011 will be different than our actual net asset value for March 31, 2011, primarily due to the contributions from the investors in our Predecessor Entities received after March 31, 2011.

Distributions/Contributions

          For the period from March 31, 2011, to April 15, 2011, Guardian AIV and Guardian Partners received aggregate contributions of $23.3 million from our investors in the Predecessor Entities and made no distributions to the partners of Guardian AIV and Guardian Partners.

          New Mountain Finance's first quarterly distribution, which it expects will be payable for the second quarter of 2011, is expected to be between $0.20 and $0.25 per share. The amount of the dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. The actual amount of such distribution, if any, remains subject to approval by New Mountain Finance's board of directors, and there can be no assurance that any distribution paid will fall within such range. In addition, because New Mountain Finance will be a holding company, it will only be able to pay distributions on its common stock from distributions received from the Operating Company. The Operating Company intends to make distributions to its members that will be sufficient to enable New Mountain Finance to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC. New Mountain Finance intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of the Operating Company.

Recent Portfolio Activity

          Below is certain information related to the seven most recent purchases over $10 million by the Operating Company.

Purchase Date	Name of Portfolio Company	Industry	Type of Investment	Yield to Maturity(2)	Purchase Amount	Tranche Size
					(in millions)	(in millions)
3/14/2011	Brock Holdings III, Inc.	Industrial Services	Second Lien	12.2%	$14.7	$190
3/16/2011	TravelCLICK, Inc.(1)	Information Services	First Lien	15.7%	16.2	160
3/18/2011	Airvana Network Solutions Inc.(3)	Software	First Lien	11.5%	15.7	420
3/30/2011	Vision Solutions, Inc.(3)	Software	Second Lien	11.5%	11.9	90
4/15/2011	Unitek Global Services, Inc.	Business Services	First Lien	11.6%	19.4	100
4/21/2011	Sotera Defense Solutions, Inc.(1)	Federal Services	First Lien	16.8%	16.8	145
5/2/2011	Pacific Architects and Engineers Incorporated(1)	Federal Services	First Lien	19.4%	14.7	50

Notes:

(1)
Investment is a purchase by SLF.

(2)
Assumes that the investments in our portfolio as of a certain date, the Portfolio Date, are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. Interest income is assumed to be received quarterly for all debt securities. For floating rate debt securities, the interest rate is calculated by adding the spread to the projected three-month LIBOR at each respective quarter, which is determined based on the forward three-month LIBOR curve per Bloomberg as of the Portfolio Date. This calculation excludes the impact of existing leverage for assets held by the Predecessor Entities, but includes the impact of pro rata leverage for investments held directly by SLF.

(3)
Previously held debt in the portfolio company was fully repaid due to debt refinancing. The purchases represent the allocations received from participating in those refinancing deals.

Predecessor Entities

          From January 1, 2011 to March 31, 2011, the Predecessor Entities purchased 11 investments in 11 portfolio companies, totaling approximately $87.3 million and sold 4 investments in 4 portfolio companies, totaling approximately $25.9 million.

          Set forth below are the purchases and sales between January 1, 2011 and March 31, 2011:

Purchases

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)(2)	Maturity	Yield to Maturity(2)	% of Class Held(2)	Par Amount	Purchase Amount
							(unaudited) (in thousands)
Airvana Networks Solutions Inc.(3)
19 Alpha Road
Chelmsford, MA 01824	Software	First Lien	10.00% (L + 800)	3/25/2015	11.5%	3.8%	16,000	15,680
Brock Holdings III, Inc.
10343 Sam Houston Park Drive
Suite 200
Houston, TX 77064	Industrial Services	Second Lien	10.00% (L + 825)	3/16/2018	12.2%	7.9%	15,000	14,700
Datatel, Inc.(3)
4375 Fair Lakes Court
Fairfax, VA 22033	Software	Second Lien	8.75% (L + 725)	2/19/2018	11.0%	3.3%	5,000	4,975
Stratus Technologies, Inc.
111 Powdermill Road
Maynard, MA 01754	Information Technology	First Lien	12.00%	3/29/2015	16.0%	0.9%	2,000	1,810
Vision Solutions, Inc.(3)
17911 Von Karman, Suite 500
Irvine, CA 92614	Software	Second Lien	9.50% (L + 800)	7/23/2017	11.5%	13.3%	12,000	11,880

Total							$50,000	$49,045

Undrawn Revolver
Advantage Sales &
Marketing, Inc.
18100 Von Karman Avenue,
Suite 1000
Irvine, CA 92612	Business Services	First Lien	—	12/17/2015	N/A	10.5%	$10,500	$(1,260)

Notes:

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR (L) or the Prime Rate (P) and which resets quarterly or monthly.

(2)
The percentage shown is as of the purchase date of the investment.

(3)
Previously held debt in the portfolio company was fully repaid due to debt refinancing. The purchases represent the allocations received from participating in those refinancing deals.

Sales

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Par Amount	Sale Amount	$s Invested(2)
						(unaudited) (in thousands)
Applied Systems, Inc.
200 Applied Parkway
University Park, IL 60484	Software	Second Lien	9.25% (L + 775)	6/8/2017	$2,000	$2,020	$1,980
First Data Corporation
5565 Glenridge Connector NE,
Suite 2000	Business
Atlanta, GA 30342	Services	First Lien	3.01% (L + 275)	9/24/2014	10,646	10,176	6,993
Kronos Incorporated
297 Billerica Road
Cheimsford, MA 01824	Software	Second Lien	6.05% (L + 575)	6/11/2015	6,700	6,674	4,690
RGIS Services, LLC
2000 East Taylor Road	Business
Auburn Hills, MI 48326	Services	First Lien	2.80% (L + 250)	4/30/2014	7,394	7,061	5,293

Total					$26,740	$25,931	$18,956

Notes:

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR (L) or the Prime Rate (P) and which resets quarterly or monthly.

(2)
Excludes fees.

          After giving effect to the purchases and sales between January 1, 2011 and March 31, 2011 above, our pro forma weighted average Yield to Maturity as of March 31, 2011 would have been 12.6% consisting of: (1) 9.8% cash interest based on LIBOR as of March 31, 2011, (2) an additional 0.6% representing the impact of using the forward three-month LIBOR curve on an asset by asset basis, (3) 1.0% current PIK interest and (4) 1.2% accretion of market discount. After giving effect to the purchases and sales between January 1, 2011 and March 31, 2011 above, our pro forma weighted average Unadjusted Yield to Maturity as of March 31, 2011 would have been 10.5%. The Predecessor Entities, excluding SLF, have an unlevered and a fully levered yield to maturity as of March 31, 2011, of 12.1% and 14.5%, respectively. The SLF has an unlevered and fully levered Yield to Maturity as of March 31, 2011 of 8.3% and 14.8%, respectively. An unlevered Yield to Maturity assumes no debt is used to purchase investments and a fully levered Yield to Maturity assumes each investment is levered to full capacity.

SLF

          Set forth below are the purchases of SLF from January 1, 2011 through March 31, 2011. SLF had no sales during this period.

Purchases

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)(2)	Maturity	% of Class Held(2)	Par Amount	Purchase Amount
						(unaudited) (in thousands)
Focus Brands, Inc.(3)
200 Glenridge Point Parkway, Suite 200
Atlanta, GA 30342	Franchises	First Lien	5.25% (L + 400)	11/5/2016	2.4%	$6,000	$6,000
Hyland Software, Inc.(3)
28500 Clemons Road
Westlake, OH 44145	Software	First Lien	5.75% (L + 425)	12/19/2016	3.9%	8,000	8,000
Research Pharmaceutical Services, Inc.
520 Virginia Drive
Fort Washington, PA 19034	Healthcare Services	First Lien	6.75% (L + 525)	2/20/2017	9.4%	7,500	7,388
Source Media Inc. and Accuity Inc.
1 State Street Plaza, 25th Floor
New York, NY 10004	Business Services	First Lien	6.50% (L + 500)	1/24/2017	1.4%	2,000	1,980
TravelCLICK, Inc.
300 North Martingale, Suite 500
Schaumburg, Illinois 60173	Information Services	First Lien	6.50% (L + 500)	3/16/2016	10.3%	16,500	16,170

Total						$40,000	$39,538

Notes:

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR (L) or the Prime Rate (P) and which resets quarterly or monthly.

(2)
The percentage shown is as of the purchase date of the investment.

(3)
Previously held debt in the portfolio company was fully repaid due to debt refinancing. The purchases represent the allocations received from participating in those refinancing deals.

 Critical Accounting Policies

          The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments

          The Operating Company conducts the valuation of our assets, pursuant to which its net asset value, and, consequently, New Mountain Finance's net asset value is determined, at all times consistent with accounting principles generally accepted in the United States of America, or GAAP, and the 1940 Act. The Operating Company's valuation procedures are set forth in more detail below:

          Investments for which market quotations are readily available on an exchange are valued at such market quotations. The Investment Adviser may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value these investments. When doing so, the Investment Adviser determines whether the quote obtained is sufficient to determine the fair value of the investment. If determined adequate, the Operating Company uses the quote obtained.

          Investments for which the Operating Company does not have readily available market quotations are valued at fair value as determined in good faith by its board of directors. We expect the Operating Company will value these investments at fair value as determined in good faith by its board of directors using a documented valuation policy and a consistently applied valuation process. The Operating Company's board of directors has engaged an independent third-party valuation firm to provide it with valuation assistance with respect to our material unquoted assets.

          Valuation methods may include comparisons of financial ratios of the portfolio companies that issued such private securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Operating Company will consider the pricing indicated by the external event to corroborate the private valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

          The Operating Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

          With respect to investments for which market quotations are not readily available, the Operating Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  •
  Preliminary valuation conclusions will then be documented and discussed with the Operating Company's senior management;

  •
  At least once annually, the valuation for each portfolio investment for which the Operating Company does not have a readily available market quotation for four consecutive quarters will be reviewed by an independent valuation firm engaged by the Operating Company's board of directors subject to a materiality threshold;

  •
  The valuation committee of the Operating Company's board of directors will review these valuations; and

  •
  The Operating Company's board of directors will discuss the valuations and determine the fair value of each investment in our portfolio in good faith.

          In following these approaches, the types of factors that are taken into account in fair value pricing investments include, as relevant, but are not limited to: available market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

          Determination of fair values involves subjective judgments and estimates. Under GAAP, the notes to the Operating Company's financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on its financial statements.

          In the event that New Mountain Finance's board of directors believes that a different fair value for the Operating Company's investments is appropriate, New Mountain Finance's board of directors will endeavor to discuss the differences in the valuations with the Operating Company's board of directors for the purposes of resolving the differences in valuation. The valuation procedures of New Mountain Finance will be substantially similar to those utilized by the Operating Company described above.

Revenue Recognition

          Our revenue recognition policies are as follows:

          Investments and Related Investment Income.    The Operating Company accounts for investment transactions on a trade-date basis. The Operating Company's board of directors determines the fair value of our portfolio of investments. Interest is recognized on the accrual basis, adjusted for accretion of discount. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Operating Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, using the specific identification method, without regard to unrealized gains or losses previously recognized. The Operating Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in its statement of operations.

Portfolio Composition, Investment Activity and Yield

          The fair value of our investments was approximately $441.1 million in 43 portfolio companies at December 31, 2010, $320.5 million in 24 portfolio companies at December 31, 2009 and $61.5 million in six portfolio companies at December 31, 2008. For the year ended December 31,

2010, the Operating Company made approximately $332.7 million of new investments in 34 portfolio companies. For the year ended December 31, 2009, the Operating Company made approximately $268.4 million of new investments in 29 portfolio companies. From October 2008 (inception) through December 31, 2008, which we refer to in this prospectus as the "2008 Operating Period", the Operating Company made approximately $63.0 million of new investments in six portfolio companies.

          For the year ended December 31, 2010, the Operating Company had approximately $40.3 million in debt repayments in existing portfolio companies and sales of securities in 16 portfolio companies aggregating approximately $217.9 million. For the year ended December 31, 2009, the Operating Company had approximately $10.1 million of debt repayments and sales of securities in 12 portfolio companies aggregating approximately $115.3 million. For the 2008 Operating Period, the Operating Company had approximately $0.1 million of debt repayments and no sales of securities.

          The Operating Company had $66.3 million in realized gains on investments for the year ended December 31, 2010 and $37.1 million in realized gains on investments for the year ended December 31, 2009. For the 2008 Operating Period, the Operating Company had no realized gains on investments. In addition, during the year ended December 31, 2010, the Operating Company had a change in unrealized appreciation on 36 portfolio companies totaling approximately $13.0 million, which was offset by a change in unrealized depreciation on 18 portfolio companies totaling approximately $53.0 million. During the year ended December 31, 2009, the Operating Company had a change in unrealized appreciation on 21 portfolio companies totaling approximately $69.3 million, which was offset by a change in unrealized depreciation on four portfolio companies totaling approximately $1.2 million. During the 2008 Operating Period, the Operating Company had a change in unrealized appreciation on two portfolio companies totaling approximately $0.7 million, which was offset by a change in unrealized depreciation on four portfolio companies totaling approximately $2.1 million. Movement in unrealized appreciation or unrealized depreciation can be the result of realizations.

          The following tables show the par value and fair value of our portfolio of investments by asset class as of December 31, 2010, December 31, 2009 and December 31, 2008 and our portfolio mix by industry as of December 31, 2010:

Portfolio Mix by Type

	December 31, 2010
	Par Value(1)		Fair Value
Type	(in thousands)	% of Total	(in thousands)	% of Total
First lien	$339,139	73.0%	$321,212	72.9%
Second lien	104,346	22.4%	98,935	22.4%
Subordinated	21,496	4.6%	20,378	4.6%
Equity and other	—	—	533	0.1%

Total	$464,981	100.0%	$441,058	100.0%

	December 31, 2009
	Par Value(1)		Fair Value
Type	(in thousands)	% of Total	(in thousands)	% of Total
First lien	$314,173	76.2%	$244,929	76.4%
Second lien	66,511	16.1%	53,255	16.6%
Subordinated	31,728	7.7%	22,339	7.0%

Total	$412,412	100.0%	$320,523	100.0%

	December 31, 2008
	Par Value(1)		Fair Value
Type	(in thousands)	% of Total	(in thousands)	% of Total
First lien	$113,747	100.0%	$61,451	100.0%

Total	$113,747	100.0%	$61,451	100.0%

(1)
Excludes shares and warrants.

Portfolio Mix by Industry

	As of December 31, 2010
	Par Value(1)		Fair Value
Industry	(in thousands)	% of Total	(in thousands)	% of Total
Software	$116,954	25.0%	$111,886	25.2%
Healthcare Services	97,935	21.1%	94,835	21.5%
Business Services	68,462	14.7%	61,658	14.0%
Federal Services	31,554	6.8%	31,796	7.2%
Education	34,656	7.5%	31,506	7.1%
Consumer Services	26,627	5.7%	25,173	5.7%
Healthcare Information Technology	14,000	3.0%	13,965	3.2%
Telecommunication	12,000	2.6%	12,240	2.8%
Media	12,000	2.6%	11,880	2.7%
Industrial Services	11,163	2.4%	10,426	2.4%
Franchises	9,182	2.0%	9,285	2.1%
Power Generation	11,146	2.4%	7,803	1.8%
Logistics	6,000	1.3%	5,985	1.4%
Energy	4,478	1.0%	4,746	1.1%
Information Technology	5,000	1.1%	4,280	1.0%
Healthcare Facilities	3,824	0.8%	3,594	0.8%

Total	$464,981	100.0%	$441,058	100.0%

(1)
Excludes shares and warrants.

          As of December 31, 2010, December 31, 2009 and December 31, 2008, the weighted average Yield to Maturity of our portfolio was approximately 12.5%, 12.7% and 18.8% respectively. As of December 31, 2010, the components of the 12.5% weighted average Yield to Maturity of our portfolio were: (1) 9.5% cash interest based on LIBOR as of December 31, 2010, (2) an additional 0.5% representing the impact of using the forward three-month LIBOR curve on an asset by asset basis, (3) 1.0% current PIK interest and (4) 1.5% accretion of market discount. This calculation excludes the impact of existing leverage, except for the non-recourse debt of SLF. SLF is treated as a fully levered asset of the Operating Company, with SLF's net asset value being included for yield calculation purposes. As of December 31, 2010, the weighted average Unadjusted Yield to Maturity of our portfolio was 10.6%. This calculation has the same assumptions as Yield to Maturity except that SLF is not treated as a fully levered asset of the Operating Company, and the assets of SLF are consolidated into the Operating Company.

          The following table sets forth our realized and unrealized investments since inception as of December 31, 2010.

REALIZED INVESTMENTS

Company	Security	Par Value	$s Invested(1)	$s Received(1)(2)	Mutiple of Capital Invested	Holding Period
		(in thousands)	(in thousands)	(in thousands)
Brand Energy & Infrastructure Services, Inc.	First lien	$38,044	$22,587	$35,638	1.58x	10 mos.
	Second lien	6,000	2,790	5,355	1.92x	10 mos.
RGIS Services, LLC	First lien	37,631	21,046	35,547	1.69x	18 mos.
Brickman Group Holdings, Inc.	First lien	29,222	18,682	26,822	1.44x	5 mos.
Kronos Incorporated	First lien	30,504	20,427	28,673	1.40x	10 mos.
	Second lien	4,000	2,800	3,920	1.40x	10 mos.
Education Management LLC	First lien	31,328	19,968	28,545	1.43x	5 mos.
Catalent Pharma Solutions, Inc.	First lien	31,189	6,012	13,519	2.25x	9 mos.
	Subordinated	25,218	4,241	12,030	2.84x	11 mos.
CDW LLC	First lien	25,999	21,341	24,956	1.17x	11 mos.
CRC Health Corporation	First lien	22,873	15,405	21,673	1.41x	15 mos.
TA Indigo Holding Corporation	Subordinated	18,916	8,194	18,916	2.31x	11 mos.
Brock Holdings III, Inc	First lien	19,535	15,086	18,457	1.22x	14 mos.
Laureate Education, Inc.	First lien	17,521	11,517	16,566	1.44x	22 mos.
Sheridan Holdings, Inc.	First lien	15,836	10,261	15,044	1.47x	13 mos.
First Data Corporation	First lien	13,347	8,749	12,385	1.42x	21 mos.
Mega Brands, Inc.(3)	First lien	12,684	5,772	7,651	1.33x	3 mos.
	Common Stock	2,597	961	1,194	1.24x	6 mos.
Nielsen Finance LLC	First lien	9,990	6,321	8,746	1.38x	5 mos.
Adesa, Inc.	First lien	9,000	6,155	7,638	1.24x	2 mos.
Berry Plastics Holding Corporation	First lien	8,000	5,375	7,558	1.41x	13 mos.
National CineMedia, LLC	First lien	9,000	5,030	7,380	1.47x	2 mos.
Trident Exploration Corp.	First lien	4,523	4,387	4,584	1.04x	3 mos.
ATI Acquisition Company	Subordinated	4,500	4,410	4,444	1.01x	1 mos.
GSI Commerce Inc	Subordinated	5,000	2,550	4,274	1.68x	6 mos.
Oriental Trading Company, Inc.	First lien	4,000	2,640	3,360	1.27x	1 mos.
Serena Software, Inc.	First lien	2,390	1,473	2,105	1.43x	2 mos.
Sabre Inc.	First lien	2,000	1,510	1,891	1.25x	8 mos.
Airvana Network Solutions Inc.	First lien	1,750	1,715	1,750	1.02x	3 mos.
Focus Brands, Inc.	First lien	818	810	818	1.01x	1 mos.
Surgical Care Affiliates, LLC	First lien	637	377	586	1.55x	0 mos.
Other		1,785	1,540	1,785	1.16x	—

Total Realized		$445,837	$260,132	$383,810	1.48x	10 mos.

UNREALIZED INVESTMENTS

Company	Security	Par Value	$s Invested(1)	$s Fair Value	Mutiple of Capital Invested	Holding Period
		(in thousands)	(in thousands)	(in thousands)
Managed Health Care Associates, Inc.	First lien	$22,468	$16,000	$20,558	1.28x	18 mos.
	Second lien	15,000	10,500	13,200	1.26x	14 mos.
Attachmate Corporation, NetIQ Corporation	Second lien	22,500	15,600	22,275	1.43x	16 mos.
Learning Care Group (US), Inc.	First lien	17,368	17,021	17,193	1.01x	8 mos.
	Subordinated	2,832	2,385	2,630	1.10x	8 mos.
	Warrants	N/A	194	194	1.00x	8 mos.
Decision Resources, LLC	First lien	18,000	17,730	17,820	1.01x	0 mos.
KeyPoint Government Solutions, Inc	First lien	18,000	17,640	17,730	1.01x	0 mos.
Smile Brands Group, Inc.	First lien	17,500	17,238	17,391	1.01x	0 mos.
Volume Services America, Inc. (Centerplate)	First lien	14,963	14,514	15,056	1.04x	3 mos.
MLM Holdings, Inc.	First lien	14,962	14,738	14,775	1.00x	1 mos.
LANDesk Software, Inc.	First lien	15,000	14,700	14,719	1.00x	1 mos.
SonicWALL, Inc.	First lien	4,486	4,508	4,520	1.00x	5 mos.
	Second lien	10,000	9,700	10,050	1.04x	5 mos.
Virtual Radiologic Corporation	First lien	14,000	13,790	13,965	1.01x	0 mos.
Asurion, LLC	First lien	13,000	12,480	13,052	1.05x	2 mos.
Aspen Dental Management, Inc.	First lien	12,968	12,708	13,016	1.02x	2 mos.
Firefox Merger Sub, LLC (f/k/a Fibertech Networks, LLC)	First lien	12,000	11,820	12,240	1.04x	1 mos.
Airvana Network Solutions Inc.	First lien	11,833	11,597	11,892	1.03x	4 mos.
Mailsouth, Inc.	First lien	12,000	11,820	11,880	1.01x	0 mos.
Merge Healthcare Inc.	First lien	11,000	10,780	11,770	1.09x	8 mos.
Merrill Communications LLC	First lien	11,422	8,382	11,393	1.36x	18 mos.
PODS Holding Funding Corp.	Subordinated	11,664	8,350	10,117	1.21x	10 mos.
Vertafore, Inc	Second lien	10,000	9,900	10,106	1.02x	2 mos.
CHG Companies, Inc.	Second lien	10,000	9,800	9,900	1.01x	2 mos.
First Data Corporation	First lien	10,646	6,992	9,842	1.41x	22 mos.
Focus Brands, Inc.	First lien	9,182	9,090	9,285	1.02x	1 mos.
Sunquest Information Systems, Inc.	Second lien	9,000	8,820	9,000	1.02x	0 mos.
Mach Gen, LLC	Second lien	11,146	6,963	7,803	1.12x	17 mos.
SSI Investments II Limited	First lien	7,000	7,070	7,630	1.08x	7 mos.
Hyland Software, Inc.	First lien	7,500	7,425	7,528	1.01x	0 mos.
Wyle Services Corporation	First lien	7,481	7,509	7,509	1.00x	4 mos.
RGIS Services, LLC	First lien	7,394	5,293	6,914	1.31x	25 mos.
Kronos Incorporated	Second lien	6,700	4,690	6,563	1.40x	19 mos.
Alion Science and Technology Corporation	First lien	6,073	5,557	6,273	1.13x	9 mos.
	Warrants	N/A	293	284	0.97x	6 mos.
Bartlett Holdings, Inc.	First lien	6,000	5,940	6,038	1.02x	1 mos.
Ozburn-Hessey Holding Company LLC	Second lien	6,000	5,865	5,985	1.02x	9 mos.
Vision Solutions, Inc.	First lien	5,775	5,660	5,753	1.02x	5 mos.
Trident Exploration Corp.	First lien	4,478	4,363	4,746	1.09x	6 mos.
LVI Services, Inc	First lien	5,163	3,636	4,388	1.21x	12 mos.
Stratus Technologies, Inc.	First lien	5,000	4,763	4,225	0.89x	9 mos.
	Ordinary shares	N/A	47	45	0.96x	3 mos.
	Preferred shares	N/A	11	10	0.91x	3 mos.
ATI Acquisition Company	First lien	4,455	4,277	4,076	0.95x	12 mos.
Physiotherapy Associates, Inc. / Benchmark Medical, Inc.	First lien	3,823	2,829	3,594	1.27x	14 mos.
Brickman Group Holdings, Inc.	First lien	3,000	3,036	3,043	1.00x	2 mos.
Datatel, Inc	Second lien	2,000	1,960	2,043	1.04x	12 mos.
Applied Systems, Inc.	Second lien	2,000	1,980	2,009	1.01x	1 mos.

Subtotal		$452,782	$407,964	$442,028	1.08x	6 mos.

Company	Security	Par Value	$s Invested(1)	$s Fair Value	Mutiple of Capital Invested	Holding Period
		(in thousands)	(in thousands)	(in thousands)
Cumulative Undrawn Revolvers
RGIS Services, LLC	First lien	$5,000	$(2,318)	$(406)
Kronos Incorporated	First lien	4,199	(630)	(346)
Education Management LLC	First lien	3,000	(537)	(218)

Subtotal		$12,199	$(3,485)	$(970)

Total Unrealized		$464,981	$404,479	$441,058	1.09x	6 mos.

TOTAL

	Par Value	$s Invested	$s Received + Fair Value	Mutiple of Capital Invested	Holding Period
	(in thousands)	(in thousands)	(in thousands)
Realized and Unrealized Investments(4)	$910,818	$664,611	$824,868	1.24x	8 mos.
Investment Income(5)	—	—	32,850	—	—

TOTAL	$910,818	$664,611	$857,718	1.30x	8 mos.

Notes:

(1)
Excludes fees.

(2)
Excludes interest received.

(3)
Par value of the term loan was fully relieved through receipt of cash and common stock. The $5.8 million invested capital that is classified in "Realized Investments" as first lien relates to the portion of the original investment that was relieved by the cash payment received, and the $1.0 million invested capital that is classified in "Realized Investments" as common stock relates to the portion of the original investment that was relieved by the common stock received. The common stock was sold during the three months ended September 30, 2010.

(4)
Historical returns may not be indicative of our future performance.

(5)
Excludes amortization of purchase premiums and discounts as well as interest paid-in-kind.

Results of Operations

Results of Operations for the Year Ended December 31, 2010 compared to the Year Ended December 31, 2009

Revenue

	Year Ended
	December 31, 2010	December 31, 2009	% Change
	(in thousands)
Interest income	$40,485	$21,109	92%
Other income	890	658	35%

Total investment income	$41,375	$21,767

          Total investment income increased by $19.6 million for the year ended December 31, 2010 as compared to the year ended December 31, 2009. The increase in investment income was primarily attributable to the larger invested balance during 2010. Additionally, there was an increase during 2010 in the number of investments with higher fixed interest rates relative to 2009. As of December 31, 2010, fixed interest rate investments made up approximately 13.11% of the par value of the portfolio with a weighted average fixed rate of approximately 12.88%. As of December 31, 2009, fixed interest rate investments made up approximately 6.60% of the par value of the portfolio with a weighted average fixed rate of approximately 11.94%.

Operating Expenses

	Year Ended
	December 31, 2010	December 31, 2009	% Change
	(in thousands)
Interest and other credit facility expenses	$2,948	$490	502%
Other expenses	636	487	31%
Professional fees	327	382	(14)%

Total operating expenses	$3,911	$1,359

          Total operating expenses increased by $2.6 million for the year ended December 31, 2010 as compared to the year ended December 31, 2009. Interest and other credit facility expenses increased $2.5 million during the year ended December 31, 2010 as compared to the year ended December 31, 2009. The two credit agreements that comprise the Predecessor Credit Facility were executed in October and November of 2009 and therefore were only outstanding for part of the year in 2009. During 2010, the Predecessor Credit Facility had varying amounts outstanding throughout the whole year. Additionally, the two credit agreements that comprise the SLF Credit Facility were executed in October of 2010. The increase in other expenses of $0.1 million for the year ended December 31, 2010 as compared to the year ended December 31, 2009 was primarily due to an increase in fees paid to third-party vendors.

          Following the completion of this offering, the Operating Company will pay management fees under the Investment Management Agreement, which provides a different basis for the calculation of these fees as compared to amounts previously paid prior to the completion of this offering. In addition, historical operating expenses do not reflect the allocation of certain administrative costs and professional fees that will be incurred following the completion of this offering. Accordingly, the Operating Company's historical operating expense amounts will not be comparable to its operating expenses after the completion of this offering.

Realized Gains and Net Change in Unrealized (Depreciation) Appreciation

	Year Ended
	December 31, 2010	December 31, 2009
	(in thousands)
Realized gains on investments	$66,287	$37,129
Net change in unrealized (depreciation) appreciation of investments	(39,959)	68,143

Total net realized gains and net change in unrealized (depreciation) appreciation	$26,328	$105,272

          The net realized and unrealized gains or losses resulted in a net gain of $26.3 million for the year ended December 31, 2010 compared to a net gain of $105.3 million for the same period in 2009. The net gain for the year ended December 31, 2010 was primarily driven by the continued appreciation of our portfolio and the sale of investments with fair values in excess of December 31, 2009 valuations, resulting in realized gains being greater than the reversal of the cumulative unrealized gains for those investments. The net gain during the year ended December 31, 2009 was primarily driven by the sharp rise in market prices. We look at total realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations.

Results of Operations for the Year Ended December 31, 2009 compared to the October 29 (Inception) to December 31, 2008

Revenue

	Year Ended December 31, 2009	October 29 (Inception) to December 31, 2008	% Change
	(in thousands)
Interest income	$21,109	$86	NM*
Other income	658	170	287%

Total investment income	$21,767	$256

*
Not meaningful.

          Investment income increased by $21.5 million for the year ended December 31, 2009 as compared to the two-month period ended December 31, 2008. The increase in investment income was primarily due to a full year of operations, during which the size of our portfolio grew. The value of invested assets for the year ended December 31, 2009 was $320.5 million, an increase of $259.1 million from the end of the 2008 operating period.

Operating Expenses

	Year Ended December 31, 2009	October 29 (Inception) to December 31, 2008	% Change
	(in thousands)
Interest and other credit facility expenses	$490	$—	N/A
Other expenses	487	—	N/A
Professional fees	382	—	N/A

Total operating expenses	$1,359	$—

          Total operating expenses were $1.4 million for the year ended December 31, 2009 compared to no operating expenses in the 2008 operating period. Interest and other credit facility expenses incurred during the year ended December 31, 2009 were associated with the Predecessor Credit Facility. Professional fees were $0.4 million during the year ended December 31, 2009, which consisted of legal, audit and other costs related to operations. Following the completion of this offering, the Operating Company will pay management fees under the Investment Management Agreement, which provides a different basis for the calculation of these fees as compared to amounts previously paid prior to the completion of this offering. In addition, historical operating expenses do not reflect the allocation of certain administrative costs and professional fees that will be incurred following the completion of this offering. Accordingly, the Operating Company's historical operating expense amounts will not be comparable to its operating expenses after the completion of this offering.

Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Year Ended December 31, 2009	October 29 (Inception) to December 31, 2008
	(in thousands)
Realized gains on investments	$37,129	$—
Net change in unrealized appreciation (depreciation) of investments	68,143	(1,435)

Total net realized gains and net change in unrealized appreciation (depreciation)	$105,272	$(1,435)

          The net realized and unrealized gains or losses resulted in a net gain of $105.3 million for the year ended December 31, 2009 compared to a net loss of $1.4 million for the 2008 operating period. The net gain for the year ended December 31, 2009 was primarily due to the rise in market prices and the sale of portfolio assets. Sales included the full exit of seven portfolio companies and partial exits or repayments of 15 portfolio companies, with total proceeds of $125.4 million. We look at total realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be a result of realizations.

Income Tax

          As a disregarded entity for federal income tax purposes prior to this offering, the Operating Company did not pay federal income taxes.

Liquidity and Capital Resources

          As of December 31, 2010, 2009 and 2008, the Operating Company had cash and cash equivalents of $10.7 million, $4.1 million, and $0.2 million, respectively. Cash provided or used by operating activities for the years ended December 31, 2010, 2009 and 2008 was $29.1 million, $(157.2) million and $(31.3) million, respectively. Cash provided by operations resulted primarily from income items described in "— Results of Operations" above.

          As business development companies, New Mountain Finance and the Operating Company will have an ongoing need to raise additional capital for investment purposes. In the future, the Operating Company may need to increase its liquidity and raise additional capital through offerings by the Operating Company of debt securities or offerings by New Mountain Finance of equity securities, which would in turn increase the equity capital available to the Operating Company, sales of investments by the Operating Company as well as borrowings under the Credit Facility, SLF Credit Facility or other debt facilities. In recent periods, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These events significantly diminished overall confidence in the debt and equity markets and caused increased economic uncertainty. Future deterioration in the financial markets or a prolonged period of illiquidity without improvement could materially impair New Mountain Finance's ability to raise equity capital or the Operating Company's ability to raise debt capital on commercially reasonable terms.

  Credit Facilities

  The Credit Facility

          Prior to the completion of this offering, the Operating Company will become party to the Credit Facility pursuant to a secured credit agreement with Wells Fargo Bank, N.A., as lender, and other parties, providing for potential borrowings of up to $160.0 million, which will amend and restate the Predecessor Credit Facility. Under the Credit Facility, the Operating Company will act as the Collateral Administrator. The Credit Facility is secured by all assets owned by the borrower and contains an advance rate, during the revolving period, of up to 45.0% of eligible first lien debt instruments pledged by the relevant borrower and an advance rate of up to 25.0% of eligible second lien debt instruments pledged by the relevant borrower. Borrowings under the Credit Facility are subject to an (i) asset level maximum adjusted net senior leverage ratio (ii) an asset coverage ratio and (iii) certain other value adjustment events. At December 31, 2010, there was $59.7 million outstanding under the Predecessor Credit Facility.

          The revolving period under the Credit Facility terminates on October 21, 2013, and the Credit Facility matures on October 21, 2015. Borrowings under the Credit Facility bear interest at an annual rate of LIBOR plus 3.0%, payable in cash, on the outstanding principal amount. In the case where the daily average bid price of the S&P/LSTA U.S. Leveraged Loan 100 Index is less than 75 (and such index was 96.04 as of April 15, 2011) for a period of ten consecutive Business Days, the rate may be incrementally increased by 0.50%, up to a rate of LIBOR plus 4.50% in the absence of an Event of Default. At December 31, 2010, the effective annual interest rate of the Predecessor Credit Facility was 3.3%. The Credit Facility contains default provisions and affirmative and negative covenants that are usual and customary for secured financings by special purpose entities, including (i) compliance with an asset coverage ratio, (ii) a change of control provision with respect to the borrower and certain of its direct and indirect owners and (iii) a prohibition against incurring additional indebtedness under a separate credit facility. The Operating Company is required to be regulated as a business development company under the 1940 Act. In addition, an event of default will result from a "Collateral Administrator Termination Event", which is defined to include, without limitation, the following events: (i) failure of the Collateral Administrator to make payments into the collection account or to perform certain covenants in the transaction documents related to the Credit Facility; (ii) insolvency of the Collateral Administrator; (iii) the occurrence of any change determined to have a material adverse effect on the Collateral Administrator; and (iv) a change of control of the Collateral Administrator. Following an event of default under the Credit Facility, the administrative agent may declare outstanding amounts immediately due and payable in full. Certain covenants may restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments. See "Risk Factors — Risks Relating to Our Business — If the Operating Company is unable to comply with the covenants or restrictions in the Credit Facility, our business could be materially adversely affected".

  The SLF Credit Facility

          As of the date of this offering, New Mountain Finance SPV Funding, L.L.C. will be party to the SLF Credit Facility pursuant to a secured credit agreement with Wells Fargo Bank, N.A., as lender, New Mountain Finance Holdings, L.L.C., as collateral administrator, and other parties, entered into on October 27, 2010, providing for potential borrowings, after giving effect to subsequent amendments, of $150.0 million. The SLF Credit Facility is secured by all assets owned by New Mountain Finance SPV Funding, L.L.C. and contains an advance rate, during the revolving period, of up to 67.0% of eligible debt instruments, subject to an asset level maximum adjusted net senior leverage ratio and an asset level minimum cash interest coverage ratio. At December 31, 2010, there was $56.9 million outstanding under the SLF Credit Facility.

          The revolving period under the SLF Credit Facility terminates on October 27, 2013, and the SLF Credit Facility matures on October 27, 2015. Borrowings under SLF Credit Facility bear interest at an annual rate of LIBOR plus a margin of 2.25% per annum, payable in cash, on the outstanding principal amount. At December 31, 2010, the effective annual interest rate of the SLF Credit Facility was 2.5%. The SLF Credit Facility contains default provisions and affirmative and negative covenants usual and customary for secured financings by special purpose entities, including (i) a change of control provision with respect to the borrower and certain of its direct and indirect owners (including if the Investment Adviser owns 10% or more of the Operating Company), (ii) a cross default triggered by a default under the Credit Facility and (iii) a prohibition against incurring additional indebtedness under a separate credit facility. In addition, an event of default will result from a "Collateral Administrator Termination Event", which is defined to include, without limitation, the following events: (i) failure of the collateral administrator to make payments into the collection account or to perform certain covenants in the transaction documents related to the SLF Credit Facility; (ii) insolvency of the collateral administrator; (iii) the occurrence of any change determined to have a material adverse effect with respect to the collateral administrator; and (iv) a change of control of the collateral administrator. Following an event of default under the SLF Credit Facility, the administrative agent may declare outstanding amounts immediately due and payable in full. Certain covenants may restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments. See "Risk Factors — Risks Related to Our Business — If the SLF is unable to comply with the covenants or restrictions in the SLF Credit Facility, our business could be materially adversely affected". The debt under the SLF Credit Facility is non-recourse to New Mountain Finance and the Operating Company.

Borrowings

          Borrowings of $59.7 million and $77.7 million were outstanding as of December 31, 2010 and December 31, 2009, respectively, under the Predecessor Credit Facility. No borrowings were outstanding under the Predecessor Credit Facility as of December 31, 2008 because the Predecessor Credit Facility was not in place as of December 31, 2008. See "— Liquidity and Capital Resources — Credit Facilities" for a description of the Credit Facility and the Predecessor Credit Facility.

          Borrowings of $56.9 million were outstanding as of December 31, 2010 under the SLF Credit Facility. No borrowings were outstanding under the SLF Credit Facility as of December 31, 2009 or December 31, 2008 because the SLF Credit Facility was not in place as of December 31, 2009 or December 31, 2008. See "— Liquidity and Capital Resources — Credit Facilities" for a description of the SLF Credit Facility.

Inflation

          Inflation has not had a significant effect on the Operating Company's results of operations in any of the reporting periods presented in its financial statements. However, our portfolio companies have and may continue to experience the impact of inflation on their operating results.

Off-Balance Sheet Arrangements

          The Operating Company may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of December 31, 2010, December 31, 2009 and December 31, 2008, the Operating Company had outstanding commitments to fund investments totaling $12.2 million, $27.2 million and $5.4 million, respectively, under various undrawn revolving credit and other credit facilities.

 Contractual Obligations

	Payments Due by Period (in millions)
	Total	Less Than 1 Year	1 - 3 Years	3-5 Years	More Than 5 Years
Predecessor Credit Facility(1)	$59.7	$—	$—	$59.7	$—
SLF Credit Facility(2)	56.9	—	—	56.9	—

Total Contractual Obligations	$116.6	$—	$—	$116.6	$—

(1)
Under the terms of the $120.0 million Predecessor Credit Facility, all outstanding borrowings under that facility ($59.7 million as of December 31, 2010) were required to be repaid on or before October 21, 2014, but the amended and restated $160 million Credit Facility must be repaid on or before October 21, 2015. As of December 31, 2010, there was approximately $60.3 million of possible capacity remaining under the Predecessor Credit Facility.

(2)
Under the terms of the $150.0 million SLF Credit Facility, all outstanding borrowings under that facility ($56.9 million as of December 31, 2010) must be repaid on or before October 27, 2015. As of December 31, 2010, there was approximately $43.1 million of possible capacity remaining under the SLF Credit Facility.

          The Operating Company has certain contracts under which it has material future commitments. The Operating Company has $12.2 million of undrawn funding commitments as of December 31, 2010 related to its participation as a lender in revolving credit facilities of our portfolio companies. See "Portfolio Companies".

          The Operating Company has entered into the Investment Management Agreement with the Investment Adviser in accordance with the 1940 Act. The Investment Management Agreement will become effective upon the closing of this offering. Under the Investment Management Agreement, the Investment Adviser has agreed to provide the Operating Company with investment advisory and management services. The Operating Company has agreed to pay for these services (1) a management fee equal to a percentage of the value of its gross assets and (2) an incentive fee based on its performance. See "Investment Management Agreement — Overview of the Investment Adviser — Management Fee".

          New Mountain Finance and the Operating Company have also entered into an Administration Agreement with the Administrator. The Administration Agreement will become effective upon the closing of this offering. Under the Administration Agreement, the Administrator has agreed to arrange office facilities for New Mountain Finance and the Operating Company and provide New Mountain Finance and the Operating Company with office equipment and clerical, bookkeeping and record keeping services and other administrative services necessary to conduct their respective day-to-day operations. See "Administration Agreement".

          If any of the contractual obligations discussed above are terminated, New Mountain Finance's costs or the Operating Company's costs under any new agreements that are entered into may increase. In addition, New Mountain Finance or the Operating Company would likely incur significant time and expense in locating alternative parties to provide the services the Operating Company expects to receive under the Investment Management Agreement and New Mountain Finance and the Operating Company the Administration Agreement. Any new investment management agreement with the Operating Company would also be subject to approval by its members.

          Upon the completion of this offering, our existing management agreement will terminate with no continuing payment or other obligations on the part of either party.

 Related Parties

          New Mountain Finance and the Operating Company have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  The Operating Company has entered into an Investment Management Agreement with the Investment Adviser.

  •
  The Administrator arranges office space for New Mountain Finance and the Operating Company and provides New Mountain Finance and the Operating Company with office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Operating Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to New Mountain Finance and the Operating Company under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of New Mountain Finance's and the Operating Company's chief financial officer and chief compliance officer and their respective staffs.

  •
  New Mountain Finance and the Operating Company have entered into a royalty-free license agreement with New Mountain, pursuant to which New Mountain has agreed to grant New Mountain Finance and the Operating Company a non-exclusive, royalty-free license to use the name "New Mountain".

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Operating Company's. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Operating Company and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

          In addition, New Mountain Finance and the Operating Company have adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

Quantitative and Qualitative Disclosure About Market Risk

          New Mountain Finance and the Operating Company are subject to financial market risks, including changes in interest rates. During the period covered by the Operating Company's historical financial statements, many of the loans in our portfolio had floating interest rates, and we expect that our loans in the future will also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate re-set provisions that adjust applicable interest rates under such loans to current market rates on a quarterly or monthly basis. In addition, the Credit Facility and the SLF Credit Facility have a floating interest rate provision based on LIBOR, and the Operating Company expects that any other credit facilities into which it enters in the future may have floating interest rate provisions.

          Assuming that the balance sheet as of the periods covered by this analysis were to remain constant and that neither New Mountain Finance nor the Operating Company took any actions to alter their existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates may affect net income by more than 1% over a one-year horizon. Although we believe that this analysis is indicative of the existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowing under the Credit Facility or other borrowing, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurance that actual results would not differ materially from the statement above.

          The Operating Company may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit the Operating Company's ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Recent Accounting Pronouncements

          In January 2010, the FASB issued Accounting Standards Update No. 2010-06 ("ASU 2010-06"), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820-10 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level III fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820-10 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level II or Level III of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level III fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years).

SENIOR SECURITIES

          Information about the Operating Company's senior securities is shown in the following table as of December 31, 2010 and 2009. Deloitte & Touche, LLP's report on this senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
New Mountain Guardian (Leveraged), L.L.C. Credit Agreement
Calendar 2010(5)
Credit Facility	$59.7	$3,074	$—	N/A
SLF Credit Facility	53.3	3,074	—	N/A
Calendar 2009
Credit Facility	75.7	4,080	—	N/A
New Mountain Guardian Partners, L.P. Credit Agreement
Calendar 2010(6)
Credit Facility	—	N/A	—	N/A
SLF Credit Facility	3.6	3,074	—	N/A
Calendar 2009
Credit Facility	2.0	4,080	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness taking into account both the Predecessor Credit Facility and the SLF Credit Facility and is presented on a combined basis as if the assets of New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P. would be available to satisfy the liabilities of either or both of the individual entities.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

(5)
As of December 31, 2010, there was approximately $52.8 million and $40.45 million of possible capacity remaining under the Predecessor Credit Facility and the SLF Credit Facility, respectively. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources — Credit Facilities".

(6)
As of December 31, 2010, there was approximately $7.5 million and $2.65 million of possible capacity remaining under the Predecessor Credit Facility and the SLF Credit Facility, respectively. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources — Credit Facilities".

 BUSINESS

The Company

          New Mountain Finance will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of the Operating Company, the operating company for our business. The Operating Company will be an externally managed business development company, which, prior to the completion of this offering, will own all of the operations of the Predecessor Entities existing immediately prior to the formation transactions, including all of the assets and liabilities related to such operations. Following the completion of this offering, New Mountain Finance will own approximately 36.4%, and Guardian AIV will indirectly own through AIV Holdings approximately 63.6%, of the common membership units of the Operating Company, assuming no exercise of the underwriters' option to purchase additional shares.

          Our investment strategy, developed by the Investment Adviser, is to invest through the Operating Company primarily in the debt of what the Investment Adviser believes are defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) opportunities for niche market dominance. The Investment Adviser, through its relationship with New Mountain, already has access to proprietary research and operating insights into many of the companies and industries that meet this template.

          The Operating Company will be externally managed by the Investment Adviser, a wholly-owned subsidiary of New Mountain, a private equity firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $9.0 billion as of December 31, 2010. New Mountain focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Operating Company was formed as a subsidiary of Guardian AIV by New Mountain in October 2008. Guardian AIV was formed through an allocation of approximately $300 million of the $5.1 billion of commitments supporting Fund III, a private equity fund managed by New Mountain, and in February 2009 New Mountain formed a co-investment vehicle, Guardian Partners, comprising $20.4 million of commitments.

          Since the commencement of the Predecessor Entities' operations in October 2008 through December 31, 2010, approximately $664.1 million has been invested in 61 companies and total realized and unrealized gains and investment income of approximately $193.6 million have been earned with an average holding period of eight months. Going forward, we intend to invest primarily in debt securities that are rated below investment grade and have unlevered yields of 10% to 15%.(1) However, there can be no assurance that targeted returns will be achieved on our investments as they are subject to risks, uncertainties and other factors, some of which are beyond our control, which may lead to non payment of interest and principal. See "Risk Factors — Risks Relating to Our Investments".

(1)
For this purpose, the equity of the SLF, which has debt that is non-recourse to the Operating Company, is treated as an asset of the Operating Company.

          The following charts summarize our portfolio mix by industry and type based on the fair value(1) of our investments as of December 31, 2010.

By Industry	By Type of Investment

(1)
The fair value of our portfolio was determined as of December 31, 2010 using market quotations if readily available, indicative prices from pricing services or brokers or dealers if market quotations are not readily available, or independent valuation firms at least once annually if a materiality threshold is met and neither the market quotations nor indicative prices are readily available.

          As of December 31, 2010, our portfolio had a fair value of approximately $441.1 million in 43 portfolio companies and had a weighted average Yield to Maturity of approximately 12.5%. For purposes of this prospectus, references to "Yield to Maturity" assume that the investments in our portfolio as of a certain date, the "Portfolio Date", are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. These references also assume that unfunded revolvers remain undrawn. Interest income is assumed to be received quarterly for all debt securities. For floating rate debt securities, the interest rate is calculated by adding the spread to the projected three-month LIBOR at each respective quarter, which is determined based on the forward three-month LIBOR curve per Bloomberg as of the Portfolio Date. This calculation excludes the impact of existing leverage, except for the non-recourse debt of SLF. SLF is treated as a fully levered asset of the Operating Company, with SLF's net asset value being included for yield calculation purposes. As of December 31, 2010, our portfolio had a weighted average Unadjusted Yield to Maturity of 10.6%. For purposes of this prospectus, references to "Unadjusted Yield to Maturity" have the same assumptions as Yield to Maturity, except that SLF is not treated as a fully levered asset of the Operating Company, and the assets of SLF are consolidated into the Operating Company. The actual yield to maturity may be higher or lower due to the future selection of LIBOR contracts by the individual companies in our portfolio or other factors. Since inception, the Predecessor Entities have not experienced any payment defaults or credit losses on our portfolio investments.

          We intend to find and analyze investment opportunities by utilizing the experience of the Investment Adviser's investment professionals. Business and industry due diligence on a targeted investment opportunity is led by a team of investment professionals at the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge, drawn from New Mountain's deep pool, which as of December 31, 2010 included approximately 86 staff members, including approximately 53 investment professionals (including 14 managing directors and 13 senior advisers) as well as 14 finance and operational professionals. This is generally the same team structure and due diligence process that is used to underwrite an acquisition of an entire company by New Mountain's private equity fund. Key elements of the team's underwriting process include determining the attractiveness of the target's business model and developing a forecast of its likely operating and financial performance. Team members have diverse backgrounds in investment management, investment banking, consulting and operations. We believe the presence within New Mountain of numerous former CEOs and other senior operating executives, and their active involvement in our underwriting process, combined with New Mountain's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator for us versus typical debt investment vehicles.

          We expect to primarily target loans to, and invest in, U.S. middle market businesses, a market segment we believe will continue to be underserved by other lenders. We define middle market businesses as those businesses with annual EBITDA between $20 million and $200 million. We expect to make investments through both primary originations and open-market secondary purchases. Our investment objective is to generate current income and capital appreciation through investments in debt securities at all levels of the capital structure, including first and second lien debt, unsecured notes and mezzanine securities, which we refer to as "Target Securities". We intend to invest primarily in debt securities that are rated below investment grade and that typically have maturities of between five and ten years. We believe our focus on investment opportunities with contractual current interest payments should allow us to provide New Mountain Finance stockholders with consistent dividend distributions and attractive risk adjusted total returns. Our investments may also include equity interests such as preferred stock, common stock, warrants or options received in connection with our debt investments. In some cases, we may invest directly in the equity of private companies. Our investments are intended to generally range in size between $10 million and $50 million, although this investment size may vary proportionately as the size of the Operating Company's capital base changes. From time to time, we may also invest through the Operating Company in other types of investments, which are not our primary focus, to enhance the overall return of the portfolio. These investments may include, but are not limited to, distressed debt and related opportunities.

          Prior to the completion of this offering, the Operating Company will become a party to the Credit Facility pursuant to a secured credit agreement with Wells Fargo Bank, N.A. The Credit Facility, which matures on October 21, 2015, provides for potential borrowings up to $160 million. Unlike many credit facilities for business development companies, the amount available under the Credit Facility is not subject to reduction as a result of mark to market fluctuations in our portfolio investments. Under the terms of the Credit Facility, the Operating Company is permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien debt securities or non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, N.A. and borrowings currently bear interest at an annual rate of one month LIBOR plus a margin of 3.0%. As of December 31, 2010, $59.7 million was outstanding under the Predecessor Credit Facility. Borrowings have been used under the Predecessor Credit Facility to purchase the senior secured loans and bonds that constitute a portion of our current portfolio.

          The Operating Company expects to continue to finance our investments using both debt and equity, including proceeds from equity issued by New Mountain Finance, which will be contributed to the Operating Company.

          On October 7, 2010, the Predecessor Entities formed SLF, an entity that invests in first lien debt securities. SLF is a party to the SLF Credit Facility pursuant to a secured revolving credit agreement with a maximum availability of $150 million and with the Operating Company as the Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as the Collateral Custodian. The debt under the SLF Credit Facility is non-recourse to the Operating Company and has a maturity date of October 27, 2015. Under the terms of this credit facility, SLF is permitted to borrow up to 67.0% of the purchase price of pledged debt securities subject to approval by Wells Fargo Bank, N.A. and borrowings currently bear interest at an annual rate of LIBOR plus a margin of 2.25%. As of December 31, 2010, $56.9 million was outstanding under the SLF Credit Facility. In conjunction with the SLF Credit Facility, the Predecessor Entities made an equity investment in SLF, and the Operating Company may continue to make additional equity investments. SLF is consolidated on the financial statements of the Predecessor Entities.

          For a detailed discussion of the Credit Facility and the SLF Credit Facility, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources."

New Mountain

          New Mountain manages private equity, public equity and debt investments with aggregate assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $9.0 billion as of December 31, 2010.

          New Mountain's first private equity fund, the $770 million New Mountain Partners, L.P., or "Fund I", began its investment period in January 2000. New Mountain's second private equity fund, the $1.6 billion New Mountain Partners II, L.P., or "Fund II", began its investment period in January 2005. New Mountain's third private equity fund, Fund III, with over $5.1 billion of aggregate commitments, began its investment period in August 2007. New Mountain manages public equity portfolios of approximately $1.7 billion through New Mountain Vantage Advisers, L.L.C., which is designed to apply New Mountain's established strengths toward non-control positions in the U.S. public equity markets generally. New Mountain manages its debt portfolio through the Operating Company, and the Operating Company is currently New Mountain's only vehicle focused primarily on investing in the Target Securities.

          New Mountain's mission is to be "best in class" in the new generation of investment managers as measured by returns, control of risk, service to investors and the quality of the businesses in which New Mountain invests. All of New Mountain's efforts emphasize intensive fundamental research and the proactive creation of proprietary investment advantages in carefully selected industry sectors. New Mountain is a generalist firm but has developed particular competitive advantages in what New Mountain believes to be particularly attractive sectors, such as education, healthcare, logistics, business and industrial services, federal IT services, media, software, insurance, consumer products, financial services and technology, infrastructure and energy. New Mountain is focused on systematically establishing expertise in new sectors in which it believes it will have a competitive advantage over time.

          In 2004 and 2007, New Mountain was named "North American Mid-Market Firm of the Year" by Private Equity International. New Mountain has also consistently been named a finalist for "Buyout Firm of the Year" by Buyouts Magazine, having been named one of four finalists for 2009 and 2008 and one of five finalists in 2007. To date, New Mountain has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or efforts with respect to the Predecessor Entities' business.

The Investment Adviser

          New Mountain Finance will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of the Operating Company. The Operating Company will be externally managed and advised by the Investment Adviser, a wholly-owned subsidiary of New Mountain. The Investment Adviser will manage the Operating Company's day-to-day operations and provide it with investment advisory and management services. In particular, the Investment Adviser will be responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. Neither New Mountain Finance nor the Operating Company currently has or will have any employees. As of December 31, 2010, the Investment Adviser was supported by approximately 86 New Mountain staff members, including approximately 53 investment professionals (including 14 managing directors and 13 senior advisers) as well as 14 finance and operational professionals. These individuals will allocate a portion of their time in support of the Investment Adviser based on their particular expertise as it relates to a potential investment opportunity.

          The Investment Adviser has an investment committee comprised of five members, including Steven Klinsky, Robert Hamwee, Adam Collins, Doug Londal and Alok Singh. The investment committee will be responsible for approving all of our investments above $5 million. The investment committee will also monitor investments in our portfolio and approve all asset dispositions above $5 million. Investments and dispositions below $5 million may be approved by the Operating Company's Chief Executive Officer. These approval thresholds may change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Adviser's investment committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser intends to apply New Mountain's long-standing, consistent investment approach that has been in place since its founding more than 10 years ago. We expect to focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale. The Investment Adviser has a particular emphasis on middle market companies where it believes research scale is often most difficult to achieve, debt financing terms may be most attractive and debt market opportunities may be greatest.

          We expect to benefit directly from New Mountain's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain focuses on companies and end markets with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are non-cyclical and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and logistics) while typically avoiding investments in companies with end markets that are highly cyclical, face secular headwinds, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Established Team and Platform

          The Investment Adviser's investment professionals are actively involved in the underwriting of debt investments and are responsible for the diligence and monitoring of the credits. We believe these investment professionals provide the Investment Adviser with a competitive advantage in identifying, investing in and monitoring our investments. The Investment Adviser also has access to teams of operating managers at New Mountain's private equity portfolio companies, consultants on retainer, legal and accounting teams, a management advisory board, directors at portfolio companies and others. We believe the quality and depth of the Investment Adviser's investment professionals distinguishes us from other debt investment funds of similar target investment size.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain's private equity underwriting teams possess regarding the individual companies and industries. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this will differentiate us from many of our competitors.

Experienced Management Team

          The Investment Adviser's team members have extensive experience in the leveraged lending space. For example, Steven Klinsky, New Mountain's Founder and Chief Executive Officer, was a general partner of a manager of debt and equity funds, totaling multiple billions of dollars at Forstmann Little & Co. in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert Hamwee, Managing Director of New Mountain, was formerly President of GSC Group, Inc., or "GSC", where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. Doug Londal, Managing Director of New Mountain, was previously co-head of Goldman, Sachs & Co.'s U.S. mezzanine debt team. Alok Singh, Managing Director of New Mountain, has extensive experience structuring debt products as a long-time partner at Bankers Trust Company.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments we have made through the Operating Company are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agenting community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or efforts with respect to the Predecessor Entities' business. The Investment Adviser will seek to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain's historical approach. In particular, the Investment Adviser intends to:

  •
  Emphasize the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Target investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Emphasize capital structure seniority in the Investment Adviser's underwriting process.

Access to Non Mark to Market, Seasoned Leverage Facility

          We believe the Operating Company's existing credit facility and the SLF Credit Facility provide us with a substantial amount of capital for deployment into new investment opportunities. In addition, unlike many credit facilities for business development companies, the amount available under the Credit Facility is not subject to reduction as a result of mark to market fluctuations in our portfolio investments. Since October 2009, leverage has been used to increase return on equity, and the Operating Company and SLF intend to continue to use leverage after the completion of this offering, subject to the restrictions on leverage under the 1940 Act. The Credit Facility, pursuant to which the Operating Company is able to borrow up to $160 million, matures on October 21, 2015. The SLF Credit Facility, pursuant to which SLF is able to borrow up to $150 million, matures on October 27, 2015. For a detailed discussion of the Credit Facility and the SLF Credit Facility, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources — Credit Facilities".

Market Opportunity

          We believe that the size of the market for Target Securities, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

Outstanding Loans by Year of Maturity

Data obtained from industry sources. Note: Data as of December 31, 2010.
  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies and hedge funds have reduced their middle market lending activities due to decreased availability of financing.

  •
  Consolidation among commercial banks has reduced the focus on middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

FDIC-Insured Institutions

Source: FDIC.
Note: Data as of December 31, 2010.
  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle-market lenders. Recent primary debt transactions in this market typically have included meaningful upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

Average Nominal Spread of Leveraged Loans

Data obtained from industry sources.

Average Discounted Spread of Leveraged Loans

Data obtained from industry sources.
  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

Average Equity Contribution to Leveraged Buyouts (1987 – 4Q10)

Data obtained from industry sources.
Note: Equity includes common equity and preferred stock as well as holding company debt and seller note proceeds downstreamed to the operating company as common equity. Rollover Equity prior to 1996 is not available. There were too few deals in 1991 to form a meaningful sample.
  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans provided by companies such as ours.

North America Private Equity Available Capital

Source: Preqin data as of December 2010.

Investment Criteria

          The investment professionals of the Investment Adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for the Operating Company. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

  •
  Defensive growth industries.  The Operating Company seeks to invest in industries that can succeed in both robust and weak economic environments but which are also sufficiently large and growing to achieve high valuations providing enterprise value cushion for our targeted debt securities.

  •
  High barriers to competitive entry.  The Operating Company targets industries and companies that have well defined end-markets and well established, understandable barriers to competitive entry.

  •
  Recurring revenue.  Where possible, the Operating Company focuses on companies that have a high degree of predictability in future revenue. This recurring revenue can be a function of subscriptions, enrollments, "razor-blade" sales, maintenance arrangements, or other form of contractual relationships.

  •
  Flexible cost structure.  The Operating Company will seek to invest in businesses that have limited fixed costs and therefore modest operating leverage.

  •
  Strong free cash flow and high return on assets.  The Operating Company focuses on businesses with a demonstrated ability to produce meaningful free cash flow from operations. The Operating Company typically targets companies that are not asset intensive and that have minimal capital expenditure and minimal working capital growth needs.

  •
  Sustainable business and niche market dominance.  The Operating Company seeks to invest in businesses that exert niche market dominance in their industry and that have a demonstrated history of sustaining market leadership over time.

  •
  Established companies.  The Operating Company seeks to invest in established companies with sound historical financial performance. The Operating Company does not intend to invest in start-up companies or companies with speculative business plans.

  •
  Private equity sponsorship.  The Operating Company generally seeks to invest in companies in conjunction with private equity sponsors who it knows and trusts and who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and potentially a meaningful source of future subordinated capital.

  •
  Seasoned management team.  The Operating Company generally will require that its portfolio companies have a seasoned management team with strong corporate governance. Oftentimes the Operating Company will have a historical relationship with or direct knowledge of key managers from previous investment experience.

Investment Selection and Process

          The Investment Adviser believes it has developed a proven, consistent and replicable investment process to execute our investment strategy. The Investment Adviser seeks to identify the most attractive investment sectors from the top down and then works to become the most advantaged investor in these sectors. The steps in the Investment Adviser's process include:

          Identifying attractive investment sectors top down:    The Investment Adviser works continuously and in a variety of ways to proactively identify the most attractive sectors for investment opportunities. The investment professionals of the Investment Adviser participate in this process through both individual and group efforts, formal and informal. The Investment Adviser has also worked with consultants, investment bankers and public equity managers to supplement its internal analyses, although the prime driver of sector ideas has been the Investment Adviser itself.

          Creating competitive advantages in the selected industry sectors:    Once a sector has been identified, the Investment Adviser works to make itself the most advantaged and knowledgeable investor in that sector. An internal working team is assigned to each project. The team may spend months confirming the sector thesis and building the Investment Adviser's leadership in this sector. In general, the Investment Adviser seeks to construct proprietary databases and to utilize the best specialized industry consultants. The Investment Adviser particularly stresses the establishment of close relationships with operating managers in each field in order to gain the deepest possible level of understanding. When advisable, industry executives have been placed on New Mountain's Management Advisory Board or have been hired on salary as "executives in residence". When the Investment Adviser considers specific investment ideas in its chosen sectors, it can triangulate its own views against the views of its management relationships, consultants, brokers, bankers and others. The Investment Adviser believes this multi-front analysis leads to strong decision making and company identification. The Investment Adviser also believes that its "flexible specialization" approach gives the Operating Company all the benefits of a narrow-based sector fund without forcing the Operating Company to invest in any industry sector at an inappropriate time for that sector. The Investment Adviser can also become a leading investment expert in lesser known or smaller sectors that would not support an entire fund dedicated solely to them.

          Targeting companies with leading market share and attractive business models in its chosen sectors:    The Investment Adviser, consistent with New Mountain's historical approach, typically follows a "good to great" approach, seeking to invest in debt securities of companies in its chosen sectors that it believes are already safe and successful but where the Investment Adviser sees an opportunity for further increases in enterprise value due to special circumstances existing at the time of the financing or through value that a sponsor can add. The investment professionals of the Investment Adviser have been successful in targeting companies with leading market shares, rapid growth, high free cash flows, high operating margins, high barriers to entry and which produce goods or services that are of value to their customers.

          Utilizing this research platform, the Operating Company has largely invested in the debt of companies and industries that have been researched by New Mountain's private equity efforts. In many instances, the Operating Company has studied the specific debt issuer with which New Mountain has already conducted months of intensive acquisition due diligence related to a potential private equity investment. In other situations, while New Mountain may not have specifically analyzed the issuer in the past, the Operating Company has deep knowledge of the company's industry through New Mountain's private equity work. We expect the Investment Adviser to continue this approach in the future.

          Beyond the foregoing, the investment professionals of the Investment Adviser have deep and longstanding relationships in both the private equity sponsor community and the lending/agenting community. The Operating Company has sourced and we expect the Operating Company to continue sourcing new investment opportunities from both private equity sponsors and other lenders and agents. In private equity, the Operating Company has strong, personal relationships with principals at a significant majority of relevant sponsors, and we expect that the Operating Company will continue to utilize those relationships to generate investment opportunities. In the same fashion, the Operating Company has an extensive relationship network with lenders and agents, including commercial banks, investment banks, loan funds, mezzanine funds and a wide range of smaller agents that seek debt capital on behalf of their clients. In addition to newly issued primary opportunities, the Operating Company has extensive experience in sourcing investment opportunities from the secondary market, and will continue to actively monitor that large, and often volatile, area for appropriate investment opportunities.

          This team performs the core underwriting function to determine the attractiveness of the target's business model, focusing on the investment criteria described above. The team ultimately develops a forecast of a target's likely operating and financial performance. Team members have diverse backgrounds in investment management, investment banking, consulting, and operations. We believe the presence within New Mountain of numerous former CEOs and other senior operating executives, and their active involvement in the Operating Company's underwriting process, combined with New Mountain's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator for us versus typical debt investment vehicles.

          In addition to performing rigorous business due diligence, the Investment Adviser also thoroughly reviews and/or structures the relevant credit documentation, including bank credit agreements and bond indentures, to ensure that any securities the Operating Company invests in have appropriate credit rights, protections and remedies. There is a strong focus on appropriate covenant packages. This part of the process, as well as the determination of the appropriate price/yield parameters for individual securities, is led by Robert Hamwee and John Kline with significant input as needed from other professionals with extensive credit experience, such as Steven Klinsky, New Mountain's Founder and Chief Executive Officer, Doug Londal, a New Mountain Managing Director who was formerly co-head of Goldman, Sachs & Co.'s mezzanine debt group, Alok Singh, a New Mountain Managing Director who has extensive experience structuring debt products as a long-time partner at Bankers Trust Company, and others.

The Investment Committee

          The Investment Adviser's investment committee currently consists of Steven Klinsky, Robert Hamwee, Adam Collins, Doug Londal and Alok Singh. The investment committee is responsible for approving all of our investments above $5 million. The investment committee will also monitor investments in our portfolio and approve all asset dispositions above $5 million. Investments and dispositions below $5 million may be approved by the Operating Company's Chief Executive Officer. These approval thresholds may change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Adviser's investment committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

          The purpose of the investment committee is to evaluate and approve as deemed appropriate all investments by the Investment Adviser, subject to certain thresholds. The committee process is intended to bring the diverse experience and perspectives of the committee's members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to the Investment Adviser's investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

          Time permitting, the investment opportunity will also be brought before New Mountain in a process for discussion and analysis directly analogous to New Mountain's investment committee process to approve its private equity acquisitions. Recommendations come with specific size and price limits, and are subject to questions, comments and challenges from all members of New Mountain.

          In addition to reviewing investments, the committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of the Operating Company's investment team are encouraged to share information and views on credits with the committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

          We target debt investments that will yield meaningful current income and occasionally provide the opportunity for capital appreciation through equity securities. Our debt investments are typically structured with the maximum seniority and collateral that the Operating Company can reasonably obtain while seeking to achieve its total return target.

Debt Investments

          The terms of our debt investments are tailored to the facts and circumstances of the transaction and prospective portfolio company and structured to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is the cash interest that the Operating Company collects on our debt investments.

  •
  First Lien Loans and Bonds.  First lien loans and bonds generally have terms of four to seven years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower.

  •
  Second Lien Loans and Bonds.  Second lien loans and bonds generally have terms of five to eight years, provide for a variable or fixed interest rate, typically contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. These second lien loans and bonds may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

  •
  Unsecured Senior, Subordinated and "Mezzanine" Loans and Bonds.  Any unsecured investments are generally expected to have terms of five to ten years and provide for a fixed interest rate. Unsecured investments may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and may have an equity component, such as warrants to purchase common stock in the portfolio company.

          In addition, from time to time we may also enter into bridge or other commitments to provide future financing to a portfolio company.

          Our debt investments are often structured to include covenants that seek to minimize our risk of capital loss. Our debt investments typically have strong protections, including default penalties, information rights, and a combination of affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments may have substantial prepayment penalties designed to extend the life of the average loan, which we believe will help the Operating Company to grow our portfolio.

          The investments in our portfolio as of December 31, 2010, had a weighted average Creation Value Multiple of 3.8x. For purposes of this prospectus, "Creation Value Multiple" is calculated by dividing the "Creation Value" of the portfolio company by the trailing twelve month EBITDA as of September 30, 2010. Creation Value is defined as total debt, assuming par for debt senior to our security, fair value for our security, and no value for debt subordinated to our security, less total cash.

Equity Investments

          When the Operating Company makes a debt investment, it may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, the Operating Company may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. The Operating Company generally seeks to structure our equity investments, such as direct equity co-investments, to provide it with minority rights provisions and event-driven put rights. The Operating Company also seeks to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Monitoring

          The Operating Company aggressively monitors the performance of each of our portfolio companies, consistently re-underwriting key business drivers and trends. The Operating Company attempts to identify any developments within the company, industry or macroeconomic environment that may alter any material element of our original investment thesis. The Operating Company monitors, on an ongoing basis, the financial trends of each portfolio company. The Operating Company has several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

  •
  review of monthly and quarterly financial statements and financial projections for portfolio companies;

  •
  ongoing dialogue with and review of original diligence sources;

  •
  periodic contact with portfolio company management (and, if appropriate the private equity sponsor) to discuss financial position, requirements and accomplishments; and

  •
  assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan.

          In addition to various risk management and monitoring tools, the Operating Company also uses an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. The Operating Company uses a four-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

  •
  Investment Rating 1 — Investment is performing above expectations;

  •
  Investment Rating 2 — Investment is performing in-line with expectations. All new loans are rated 2 when approved;

  •
  Investment Rating 3 — Investment is performing below expectations and risk has increased since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment.

          In the event that the Operating Company determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, the Operating Company will undertake more aggressive monitoring of the affected portfolio company.

          The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of December 31, 2010:

	Par Value(1)		Fair Value
Type	(in thousands)	% of Total	(in thousands)	% of Total
1	89,839	19.3%	75,402	17.1%
2	375,142	80.7%	365,656	82.9%
3	—	0.0%	—	0.0%
4	—	0.0%	—	0.0%

Total	464,981	100.0%	441,058	100.0%

(1)
Excludes shares and warrants.

Exit Strategies/Refinancing

          We expect the Operating Company to exit our investments typically through one of four scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company in which our loan is replaced with debt or equity from a third party or parties, (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity or (iv) the sale of the debt investment. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Managerial Assistance

          As a business development company, the Operating Company will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The Administrator or its affiliate will provide such managerial assistance on the Operating Company's behalf to portfolio companies that request this assistance. The Operating Company may receive fees for these services and will reimburse the Administrator or its affiliate for its allocated costs in providing such assistance, subject to the review and approval by the Operating Company's board of directors, including its independent directors.

Competition

          We compete for investments with a number of business development companies and investment funds (including private equity funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

          We believe that some of our competitors may make investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors — Risks Relating to Our Business — We operate in a highly competitive market for investment opportunities and may not be able to compete effectively".

Employees

          Neither New Mountain Finance nor the Operating Company has any employees. Day-to-day investment operations that will be conducted by the Operating Company will be managed by the Investment Adviser. See "Investment Management Agreement". The Investment Adviser may need to hire additional investment professionals, based upon its needs, subsequent to completion of this offering. In addition, the Operating Company will reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to New Mountain Finance and the Operating Company under the Administration Agreement, including the compensation of New Mountain Finance's and the Operating Company's chief financial officer and chief compliance officer, and their respective staffs. For a more detailed discussion of the Administration Agreement, see "Administration Agreement".

Properties

          Our executive office is located at 787 7th Avenue, 48th Floor, New York, NY 10019. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

          New Mountain Finance, the Operating Company, the Investment Adviser and the Administrator are not currently subject to any material legal proceedings, although these entities may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

 PORTFOLIO COMPANIES

          The following table sets forth certain information as of December 31, 2010, for each portfolio company in which we had a debt or equity investment. All of our current investments, as well as our future investments, will be held by the Operating Company following the completion of this offering. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments that the Operating Company may provide, if requested, and the board observation or participation rights the Operating Company may receive. We do not "control" nor are we an "affiliate" of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would "control" a portfolio company if we owned more than 25% of its voting securities and would be an "affiliate" of a portfolio company if we owned five percent or more of its voting securities.

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Yield to Maturity(2)	% of Class Held	Par Amount	Cost of Investment	Fair Value
Airvana Network Solutions Inc.
19 Alpha Road Chelmsford, MA 01824	Software	First lien	11.00% (L + 900/Q)(7)	8/27/2014	11.6%	4.17%	11,833	11,613	11,892
Alion Science and Technology Corporation(5) 1750 Tysons Boulevard,
Suite 1300		First lien	12.00%	11/1/2014	11.4%	1.95%	6,073	5,393	6,273
McLean, VA 22102	Federal Services	Warrants	—	—	0.0%	N/A	—	293	284
Applied Systems, Inc.
200 Applied Parkway University Park, IL 60484	Software	Second lien	9.25% (L + 775/M)	6/8/2017	10.9%	1.14%	2,000	1,980	2,009
ATI Acquisition Company
6351 Boulevard 26, Suite 200 North Richland Hills, TX 76180	Education	First lien	8.25% (Base Rate + 599/Q)(6)(7)	12/30/2014	11.7%	2.86%	4,455	4,304	4,076
Attachmate Corporation, NetIQ Corporation
1500 Dexter Ave N. Seattle, WA 98109	Software	Second lien	7.04% (L + 675/Q)	10/13/2013	8.8%	8.82%	22,500	17,122	22,275
CHG Companies, Inc.
6440 South Millrock Drive, Suite 175 Salt Lake City, UT 84121	Healthcare Services	Second lien	11.25% (L + 950/Q)(7)	4/7/2017	13.1%	18.87%	10,000	9,804	9,900
Datatel, Inc. 4375 Fair Lakes Court Fairfax, VA 22033	Software	Second lien	10.25% (L + 825/Q)(7)	12/9/2016	11.1%	1.67%	2,000	1,964	2,043
Education Management LLC(4)
210 Sixth Avenue, 33rd Floor Pittsburgh, PA 15222	Education	First lien	—	6/1/2012	N/A	2.63%	3,000	(1,215)	(218)
First Data Corporation
5565 Glenridge Connector
NE, Suite 2000 Atlanta, GA 30342	Business Services	First lien	3.01% (L + 275/M)	9/24/2014	7.0%	0.10%	10,646	7,932	9,842
Keypoint Government Solutions, Inc
1750 Foxtail Drive Loveland, CO 80538	Federal Services	First lien	10.00% (L + 800/Q)(7)	12/31/2015	11.5%	30.00%	18,000	17,640	17,730

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Yield to Maturity(2)	% of Class Held	Par Amount	Cost of Investment	Fair Value
Kronos Incorporated(4)
297 Billerica Road		First lien	—	6/11/2013	N/A	7.00%	4,199	(630)	(346)
Chelmsford, MA 01824	Software	Second lien	6.05% (L + 575/Q)	6/11/2015	8.6%	1.89%	6,700	5,041	6,563
Learning Care Group (US), Inc.(5)
21333 Haggerty Rd.,		First lien	12.00%	4/27/2016	12.8%	8.68%	17,368	17,058	17,193
Suite 300		Subordinated	15.00%	6/30/2016	17.4%	5.15%	2,832	2,610	2,630
Novi, MI 48375	Education	Warrants	—	—	0.0%	N/A	—	194	194
LVI Services, Inc. 80 Broad Street, 3rd Floor New York, NY 10004	Industrial Services	First lien	9.25% (L + 750/Q)(7)	3/31/2014	16.4%	7.09%	5,163	4,304	4,388
Mach Gen, LLC(5) 9300 U.S. Highway 9W Athens, NY 12105	Power Generation	Second lien	7.79% (L + 750/Q)	2/22/2015	19.7%	0.92%	11,146	8,580	7,803
Managed Health Care Associates, Inc.
25-B Vreeland Road, Suite 300		First lien	3.52% (L + 325/M)	8/1/2014	7.9%	15.46%	22,468	17,462	20,558
Florham Park, NJ 07932	Healthcare Services	Second lien	6.77% (L + 650/M)	2/1/2015	12.6%	15.79%	15,000	11,227	13,200
Merge Healthcare Inc. 6737 W. Washington St. Suite2250 Milwaukee, WI 53214	Healthcare Services	First lien	11.75%	5/1/2015	10.1%	5.64%	11,000	10,809	11,770
Merrill Communications LLC One Merrill Circle St. Paul, MN 55108	Business Services	First lien	8.50% (L + 650/M)(7)	12/22/2012	8.9%	2.97%	11,422	9,333	11,393
Ozburn-Hessey Holding Company LLC
7101 Executive Center Drive, Suite 333 Brentwood, TN 37027	Logistics	Second lien	10.50% (L + 850/Q)(7)	10/8/2016	11.9%	8.00%	6,000	5,875	5,985
Physiotherapy Associates, Inc./ Benchmark Medical, Inc.
855 Springdale Drive, Suite 200 Exton, PA 19341	Healthcare Facilities	First lien	7.50% (P + 425/Q)(7)	6/28/2013	10.7%	2.78%	3,823	3,063	3,594
PODS Holding Funding Corp.(5)
5585 Rio Vista Drive Clearwater, FL 33760	Consumer Services	Subordinated	16.64%	12/23/2015	21.1%	40.00%	11,664	10,137	10,117

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Yield to Maturity(2)	% of Class Held	Par Amount	Cost of Investment	Fair Value
RGIS Services, LLC(4)
2000 East Taylor Rd.		First lien	2.80% (L + 250/Q)	4/30/2014	6.4%	1.58%	7,394	5,808	6,914
Auburn Hills, MI 48326	Business Services	First lien	—	4/30/2013	N/A	6.67%	5,000	(2,850)	(406)
SonicWALL, Inc. 2001 Logic Drive San Jose, CA 95124	Software	Second lien	12.00% (L + 1000/Q)(7)	1/23/2017	13.4%	9.52%	10,000	9,712	10,050
SSI Investments II Limited 107 Northeastern Blvd. Nashua, NH 03062	Education	Subordinated	11.13%	6/1/2018	9.8%	2.26%	7,000	7,065	7,630
Stratus Technologies, Inc.		First lien	12.00%	3/29/2015	18.4%	2.33%	5,000	4,797	4,225
111 Powdermill Road		Ordinary shares	—	—	0.0%	N/A	—	47	45
Maynard, MA 01754	Information Technology	Preferred shares	—	—	0.0%	N/A	—	11	10
Sunquest Information Systems, Inc.
250 South Williams Blvd. Tucson, AZ 85711	Healthcare Services	Second lien	9.75% (L + 850/Q)(7)	6/16/2017	11.7%	3.67%	9,000	8,820	9,000
Trident Exploration Corp. 1000, 444 - 7 Avenue SW Calgary, Alberta T2P 0X8	Energy	First lien	12.50% (L + 950/Q)(7)	6/30/2014	10.9%	1.10%	4,478	4,357	4,746
Vertafore, Inc. 11724 NE 195th Street Bothell, WA 98011	Software	Second lien	9.75% (L + 825/Q)(7)	10/29/2017	11.4%	3.85%	10,000	9,901	10,106
Volume Services America, Inc. (Centerplate) 2187 Atlantic Street Stamford, CT 06902	Consumer Services	First lien	10.50% (Base Rate + 850/Q)(6)(7)	9/16/2016	11.6%	7.18%	14,963	14,528	15,056
Total SLF Portfolio Companies (see table below)	N/A	First lien	—	—	—	—	172,854	170,220	172,534

Total Combined Portfolio Companies(3)							464,981	414,309	441,058

Notes:

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR (L) or the Prime Rate (P) and which resets quarterly (Q) or monthly (M). For each debt investment we have provided the current interest rate in effect as of December 31, 2010, or the LIBOR option if it is expected that the borrower will elect LIBOR financing at the next repricing date.

(2)
Assumes that the investments in our portfolio as of a certain date, the Portfolio Date, are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. Also assumes that unfunded revolvers remain undrawn. Interest income is assumed to be received quarterly for all debt securities. For floating rate debt securities, the interest rate is calculated by adding the spread to the projected three-month LIBOR at each respective quarter, which is determined based on the forward three-month LIBOR curve per Bloomberg as of the Portfolio Date. This calculation excludes the impact of existing leverage.

(3)
As of March 31, 2011 and December 31, 2010, respectively, the fair value of our existing assets was estimated to exceed their adjusted tax basis for federal income tax purposes by approximately $31.4 million and $30.9 million (such excess is referred to herein as the "built-in gains"). The structure resulting from the formation transactions is designed to generally prevent any distributions made to New Mountain Finance's stockholders that are attributable to the built-in gains (determined as of the cut-off date) from being treated as taxable dividends. See "Material Federal Income Tax Considerations."

(4)
Revolving credit facilities are fully undrawn.

(5)
All or a portion of the interest can be deferred through PIK interest.

(6)
The base rate and spread is a blended interest rate. The base rate is determined by reference to both LIBOR and Prime Rate.

(7)
The investment has a LIBOR floor.

          Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of the Operating Company's total assets as of December 31, 2010.

Managed Health Care Associates, Inc.

          MHA is a provider of contract purchasing services to long-term care hospitals and other alternate site pharmacy markets. Members utilize MHA services to assist in the purchasing of a complete line of pharmaceuticals, medical supplies, capital equipment and nutritional food, as well as network access to the majority of the largest national and regional prescription drug plans managing the Medicare Part D drug benefit.

Attachmate Corporation, NetIQ Corporation

          Attachmate is a leading provider of host connectivity solutions, including terminal emulation, application integration, and secure file transfer. Attachmate provides solutions for enterprise systems and application management, operational VMware management, and security and compliance management.

Learning Care Group (US), Inc.

          Learning Care Group is a for-profit child care provider, offering early education and care services to children between the ages of 6 weeks and 12 years. Additionally, Learning Care has before and after school as well as summer camp programs for school age students. Learning Care operates under five different brand names, all of which have been established for over 20 years.

 SENIOR LOAN FUNDING PORTFOLIO COMPANIES

          The following table sets forth certain information as of December 31, 2010, for each portfolio company in which SLF had a debt investment. We do not "control" nor are we an "affiliate" of any of SLF's portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would "control" a portfolio company if we owned more than 25% of its voting securities and would be an "affiliate" of a portfolio company if we owned five percent or more of its voting securities.

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)(4)	Maturity	% of Class Held	Par Amount	Cost of Investment	Fair Value
Aspen Dental Management, Inc.
5835 South Transit Road
Lockport, NY 14094	Healthcare Services	First lien	7.75% (L + 600/Q)	10/6/2016	6.67%	12,968	12,713	13,016
Asurion, LLC
648 Grassmere Park, Suite 300
Nashville, TN 37211	Business Services	First lien	6.75% (L + 525/Q)	3/31/2015	1.44%	13,000	12,494	13,052
Bartlett Holdings, Inc.
60 Industrial Park Road
Plymouth, MA 02360	Industrial Services	First lien	6.75% (L + 500/Q)	11/23/2016	6.19%	6,000	5,941	6,038
Brickman Group Holdings, Inc.(2)
375 South Flowers Mill Road
Langhorne, PA 19047	Business Services	First lien	7.25% (L + 550/Q)	10/14/2016	0.55%	3,000	3,035	3,043
Decision Resources, LLC
8 Executive Mall Rd.
Burlington, MA 01803	Business Services	First lien	7.00% (L + 550/Q)	12/28/2016	10.59%	18,000	17,730	17,820
Firefox Merger Sub, LLC
(f/k/a Fibertech Networks, LLC)
300 Meridian Centre
Rochester, NY 14618	Telecommunication	First lien	6.75% (L + 500/Q)	11/30/2016	5.11%	12,000	11,822	12,240
Focus Brands, Inc.
200 Glenridge Point Parkway, Suite 200
Atlanta, GA 30342	Franchises	First lien	7.25% (Base Rate + 550/Q)(3)	11/5/2016	3.64%	9,182	9,091	9,285
Hyland Software, Inc.
28500 Clemens Road
Westlake, OH 44145	Software	First lien	6.75% (L + 500/Q)	12/19/2016	3.66%	7,500	7,425	7,528
LANDesk Software, Inc.
698 West 10000 South, Suite 500
South Jordan, UT 84095	Software	First lien	7.00% (L + 525/M)	3/28/2016	15.00%	15,000	14,702	14,719
Mailsouth, Inc.
5901 Highway 52 East
Helena, AL 35080	Media	First Lien	6.75% (L + 500/S)	12/14/2016	10.91%	12,000	11,820	11,880
MLM Holdings, Inc.
108 Fuller Street
Brookline, MA 02446	Software	First lien	7.00% (L + 525/Q)	12/1/2016	10.00%	14,962	14,740	14,775
Smile Brands Group, Inc.
201 East Sandpointe
Santa Ana, CA 92707	Healthcare Services	First lien	7.00% (L + 525/Q)	12/21/2017	7.29%	17,500	17,238	17,391
SonicWALL, Inc.(2)
2001 Logic Dr.
San Jose, CA 95124	Software	First lien	8.26% (Base Rate + 619/M)(3)	1/23/2016	3.23%	4,486	4,508	4,520
Virtual Radiologic Corporation
11995 Singletree Lane, Suite 500	Healthcare
Eden Prairie, MN 55344	Information Technology	First lien	7.25% (L + 550/Q)	12/22/2016	6.57%	14,000	13,790	13,965

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)(4)	Maturity	% of Class Held	Par Amount	Cost of Investment	Fair Value
Vision Solutions, Inc.(2)
17911 Von Karman, Suite 500
Irvine, CA 92614	Software	First lien	7.75% (L + 600/M)	7/23/2016	2.50%	5,775	5,662	5,753
Wyle Services Corporation(2)
1960 East Grand Ave, Suite 900
El Segundo, CA	Federal Services	First lien	7.75% (L + 575/Q)	3/25/2016	2.59%	7,481	7,509	7,509

Total						172,854	170,220	172,534

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR (L) or the Prime Rate (P) and which resets quarterly (Q), monthly (M), or semi-annually (S). For each debt investment we have provided the current interest rate in effect as of December 31, 2010, or the LIBOR option if it is expected that the borrower will elect LIBOR financing at the next repricing date.

(2)
Debt investments were initially owned by the Predecessor Entities and were contributed to SLF at fair value in return for an equity interest.

(3)
The base rate and spread is a blended interest rate. The base rate is determined by reference to both LIBOR and Prime Rate.

(4)
All investments have a LIBOR floor.

MANAGEMENT

          The business and affairs of New Mountain Finance are managed under the direction of its board of directors. New Mountain Finance's board of directors appoints its officers, who serve at the discretion of the board of directors. The board of directors has an audit committee, a nominating and corporate governance committee, a compensation committee and a valuation committee and may establish additional committees from time to time as necessary.

          The business and affairs of the Operating Company are managed under the direction of a separate board of directors that will be elected by the members of the Operating Company voting on a pass through basis. As a result, the partners in Guardian AIV and New Mountain Finance's stockholders will elect the Operating Company's board of directors. The responsibilities of the Operating Company's board of directors include, among other things, the oversight of its investment activities, the quarterly valuation of its assets and oversight of the Operating Company's financing arrangements. The board of directors of the Operating Company has an audit committee, a nominating and corporate governance committee and a valuation committee and may establish additional committees from time to time as necessary. The initial board of directors of the Operating Company will be comprised of the same individuals as New Mountain Finance's board of directors, and under the LLC Agreement the Operating Company will be required to endeavor to nominate the same slate of director nominees for election by its members. However, there can be no assurances that the board composition of the Operating Company will remain the same as New Mountain Finance's following the completion of this offering.

Board of Directors and Executive Officers

          New Mountain Finance's board of directors consists of five members, three of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to New Mountain Finance's certificate of incorporation, New Mountain Finance's directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of New Mountain Finance's stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. New Mountain Finance's certificate of incorporation also gives its board of directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director. Over time, following the consummation of this offering, New Mountain Finance intends to increase the size of its board of directors to seven directors and appoint two new directors, including one new independent director.

Directors

          Information regarding New Mountain Finance's board of directors is set forth below. The directors have been divided into two groups — independent directors and interested directors. Interested directors are "interested persons" of New Mountain Finance Corporation as defined in

Section 2(a)(19) of the 1940 Act. The address for each director is c/o New Mountain Finance Corporation, 787 7th Avenue, 48th Floor, New York, NY 10019.

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
David Ogens	56	Director	2010	2012
Alfred F. Hurley, Jr.	56	Director	2010	2013
Kurt J. Wolfgruber	60	Director	2010	2014
Interested Directors
Steven B. Klinsky	54	Chairman of the Board of Directors	2010	2014
Robert A. Hamwee	41	Chief Executive Officer and Director	2010	2013

Executive Officers Who Are Not Directors

          Information regarding New Mountain Finance's executive officers who are not directors is set forth below.

Name	Age	Position
Adam Weinstein	32	Chief Financial Officer and Treasurer
Paula Bosco	38	Chief Compliance Officer and Corporate Secretary

          The address for each executive officer is c/o New Mountain Finance Corporation, 787 7th Avenue, 48th Floor, New York, NY 10019.

Biographical Information

Directors

          Each of New Mountain Finance's directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to New Mountain Finance's management. Each of New Mountain Finance's directors also has sufficient time available to devote to the affairs of New Mountain Finance, is able to work with the other members of the board of directors and contribute to New Mountain Finance's success and can represent the long-term interests of New Mountain Finance's stockholders as a whole. New Mountain Finance has selected its current directors to provide a range of backgrounds and experience to its board of directors. Set forth below is biographical information for each director, including a discussion of the director's particular experience, qualifications, attributes or skills that led New Mountain Finance to conclude, as of the date of this document, that the individual should serve as a director, in light of New Mountain Finance's business and structure.

Independent Directors

          David Ogens has been a director of New Mountain Finance and the Operating Company since November 2010 and a director of AIV Holdings since March 2011 and is currently a private investor and served as Senior Managing Director and Head of Investment Banking at Leerink Swann LLC, a specialized healthcare investment bank focused on emerging growth healthcare companies, from 2005 to 2009. Prior to serving at Leerink Swann LLC, Mr. Ogens was Chairman and Co-Founder of SCS Financial Services, LLC, a private wealth management firm. Before co-founding SCS Financial Services, LLC in 2002, Mr. Ogens was a Managing Director in the Investment Banking Division of Goldman, Sachs & Co, where he served as a senior investment banker and a head of the High

Technology Investment Banking Group. Mr. Ogens currently serves on the Board of Directors of Apptis, Inc., a private government IT services firm, which is a portfolio company of New Mountain Capital, L.L.C. Mr. Ogens received his B.A. and M.B.A from the University of Virginia.

          Mr. Ogens' brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to New Mountain Finance's board of directors. This background positions Mr. Ogens well to serve as a director of New Mountain Finance.

          Kurt J. Wolfgruber has been a director of New Mountain Finance and the Operating Company since November 2010 and a director of AIV Holdings since March 2011, and is currently a private investor and served as President of OppenheimerFunds, Inc., an investment management company, from March 2007 until his departure in May of 2009, during which time he was responsible for OppenheimerFunds, Inc.'s Retail and Wealth Management business units. During such period, Mr. Wolfgruber also served as Chief Investment Officer, overseeing the direction of OppenheimerFunds, Inc.'s investment organization and directing the underlying investment process. Mr. Wolfgruber joined OppenheimerFunds, Inc. in April 2000 as Senior Investment Officer and Director of Domestic Equities, in which position he was responsible for the investment process of the assets managed by OppenheimerFunds, Inc.'s Domestic Equity Portfolio teams. In 2003, Mr. Wolfgruber was named Executive Vice President and Chief Investment Officer of OppenheimerFunds, Inc. with oversight responsibilities for all investment functions including equity and fixed income research and portfolio management, trading and risk management. Prior to joining OppenheimerFunds, Inc., Mr. Wolfgruber spent 26 years at JPMorgan Investment Management in various research, portfolio management and management leadership roles. Mr. Wolfgruber received his B.A. in Economics from Ithaca College and his M.B.A. from the University of Virginia. He is also a Chartered Financial Analyst.

          Mr. Wolfgruber brings experience in portfolio management and his abilities as a chartered financial analyst to the board of directors of New Mountain Finance. This background positions Mr. Wolfgruber well to serve as a director of New Mountain Finance.

          Alfred F. Hurley, Jr. has been a director of New Mountain Finance and the Operating Company since November 2010 and a director of AIV Holdings since March 2011, and currently is a Vice Chairman of Emigrant Bank and Emigrant Bancorp (collectively, the "Bank") where he has served since 2007 and 2009, respectively. His responsibilities at the Bank include advising the Bank's CEO on acquisitions and divestitures, asset/liability management, and new products. He is the Chairman of the Bank's Credit and Risk Management Committee and is the Bank's acting Chief Risk Officer. Before joining the Bank, Mr. Hurley was the Chief Executive Officer of M. Safra & Co., a private money management firm, from 2004 to 2007. Prior to joining M. Safra & Co., Mr. Hurley worked at Merrill Lynch ("ML") from 1976 to 2004. His most recent management positions included serving as Senior Vice President of ML & Co. and Head of Global Private Equity Investing, Managing Director and Head of Japan Investment Banking and Capital Markets, Managing Director and Co-Head of the Global Manufacturing and Services Group, and Managing Director and Head of the Global Automotive Aerospace and Transportation Group. As part of the management duties described above, he was a member of the Corporate and Institutional Client Group ("CICG") Executive Committee which had global responsibility for the firm's equity, debt, investment banking and private equity businesses, a member of the Japan CICG Executive Committee, and a member of the Global Investment Banking Management and Operating Group Committees. Mr. Hurley graduated from Princeton University with an A.B. in History, cum laude.

          Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to the board of directors of New Mountain Finance. This background positions Mr. Hurley well to serve as a director of New Mountain Finance.

Interested Directors

          Steven B. Klinsky has served as Chairman of the Board of Directors of New Mountain Finance since July 2010, Chairman of the Board of Directors of the Operating Company since September 2010 and Chairman of the Board of Directors of AIV Holdings since May 2011. Mr. Klinsky is the Founder and a Managing Director of New Mountain and has served as New Mountain's Chief Executive Officer since its inception in 1999. Prior to 1999, Mr. Klinsky served as a General Partner and an Associate Partner with Forstmann Little & Co. and co-founded Goldman, Sachs & Co.'s Leveraged Buyout Group. He currently serves on the Board of Directors of Apptis, Inc., Connextions, Inc., Deltek, Inc., Inmar, Inc., Oakleaf Global Holdings, Inc., Overland Solutions, Inc., RedPrairie Holding, Inc. and Avantor Performance Materials Holdings, Inc. and has served on the Board of Directors of Strayer Education Inc., National Medical Health Card Systems, Inc. and Surgis, Inc. Mr. Klinsky received his B.A. in Economics and Political Philosophy from the University of Michigan. He received his M.B.A. from Harvard Business School and his J.D. from Harvard Law School.

          From his experience as an executive or director of public and private companies of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory and investment management expertise to the board of directors. Mr. Klinsky's intimate knowledge of the business and operations of New Mountain, including the Predecessor Entities, as a Managing Director and Founder and Chief Executive Officer of New Mountain and his experience as a board member or chairman of other publicly-held companies positions him well to serve as a chairman of New Mountain Finance's board of directors.

          Robert A. Hamwee has served as New Mountain Finance's Chief Executive Officer since July 2010 and President since March 2011, the Operating Company's Chief Executive Officer since September 2010 and AIV Holdings' Chief Executive Officer and President since May 2011. Mr. Hamwee serves on the board of directors of all three companies. Mr. Hamwee has served as a Managing Director of New Mountain since 2008. Prior to joining New Mountain, Mr. Hamwee served as President of GSC Group, a leading institutional investment manager of alternative assets, where he had day-to-day responsibility for managing GSC's control distressed debt funds from 1999 to 2008. Prior to 1999, Mr. Hamwee held various positions at Greenwich Street Capital Partners, the predecessor to GSC Group, and with The Blackstone Group. Mr. Hamwee has chaired numerous Creditor Committees and Bank Steering Groups, and was formerly a director of a number of public and private companies, including Envirosource, Purina Mills, and Viasystems. Mr. Hamwee received his B.B.A. in Finance and Accounting from the University of Michigan.

          Mr. Hamwee's depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of the business and operations of New Mountain Finance, provides the board of directors valuable industry- and company-specific knowledge and expertise.

Executive Officers Who Are Not Directors

          Adam Weinstein has served as Chief Financial Officer and Treasurer of New Mountain Finance since July 2010, of the Operating Company since September 2010 and of AIV Holdings since May 2011. Mr. Weinstein has served as a Director and the Controller of New Mountain since 2005. Prior to joining New Mountain in 2005, Mr. Weinstein was a Manager at Deloitte & Touche, LLP and worked in that firm's merger and acquisition and private equity investor services areas. Mr. Weinstein sits on a number of boards of directors for professional and non-profit organizations. Mr. Weinstein received his B.S. from Binghamton University, is a member of the AICPA and is a New York State Certified Public Accountant.

          Paula Bosco has served as Chief Compliance Officer and Corporate Secretary of New Mountain Finance since July 2010, of the Operating Company since September 2010 and of AIV

Holdings since May 2011. Ms. Bosco has served as a Director of New Mountain since 2009. Prior to joining New Mountain in 2009, Ms. Bosco served as the advisory Chief Compliance Officer for Lehman Brothers Inc. from 2007 to 2009. From 2005 to 2007, Ms. Bosco served as Senior Vice President and Assistant Director of International & Investment Advisory Services Compliance at Citigroup Global Markets, Inc. Prior to that, Ms. Bosco held a number of senior legal and regulatory compliance positions with investment banks and financial regulators, as well as with a large New York City law firm. Ms. Bosco received her B.A. in Political Science from the State University of New York, her J.D. from the City University of New York School of Law and her M.B.A. in Finance/Investment Management from Pace University. She is admitted to practice law in the U.S. District Court, Eastern and Southern Districts of New York, and the U.S. Court of Appeals, Second Circuit.

Board Leadership Structure

          New Mountain Finance's board of directors monitors and performs an oversight role with respect to New Mountain Finance's business and affairs, compliance with regulatory requirements and the services, expenses and performance of service providers to New Mountain Finance. Among other things, New Mountain Finance's board of directors approves the appointment of the Administrator and officers, reviews and monitors the services and activities performed by the Administrator and officers and approves the engagement, and reviews the performance of, New Mountain Finance's independent public accounting firm.

          Under New Mountain Finance's bylaws, New Mountain Finance's board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. New Mountain Finance does not have a fixed policy as to whether the chairman of the board should be an independent director and believes that it should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of New Mountain Finance and its stockholders at such times.

          Mr. Klinsky currently serves as the chairman of New Mountain Finance's board of directors. Mr. Klinsky is an "interested person" of New Mountain Finance as defined in Section 2(a)(19) of the 1940 Act because he is a Managing Director and the Founder and Chief Executive Officer of New Mountain, serves on the investment committee of the Investment Adviser and is the managing member of the sole member of the Investment Adviser. New Mountain Finance believes that Mr. Klinsky's history with New Mountain, including the Predecessor Entities, familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of New Mountain Finance's board of directors. New Mountain Finance believes that, at present, it is best served through this leadership structure, as Mr. Klinsky's relationship with the Investment Adviser and New Mountain provides an effective bridge and encourages an open dialogue between New Mountain Finance management and its board of directors, ensuring that both groups act with a common purpose.

          New Mountain Finance's board of directors does not currently have a designated lead independent director. New Mountain Finance is aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believes these potential conflicts are offset by its strong corporate governance policies. New Mountain Finance's corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors will meet regularly without the presence of interested directors and other members of management, for administering New Mountain Finance's compliance policies and procedures.

          New Mountain Finance recognizes that different board leadership structures are appropriate for companies in different situations. New Mountain Finance intends to re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet its needs.

Board's Role in Risk Oversight

          New Mountain Finance's board of directors performs its risk oversight function primarily through (1) its four standing committees which report to the entire board of directors, each of which are comprised solely of independent directors and (2) active monitoring by New Mountain Finance's chief compliance officer and its compliance policies and procedures. In addition, New Mountain Finance's board will rely on the risk oversight function of the Operating Company's board of directors.

          New Mountain Finance's audit committee and nominating and corporate governance committee assist its board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing New Mountain Finance's accounting and financial reporting processes, its systems of internal controls regarding finance and accounting, and audits of New Mountain Finance's financial statements, including the independence of New Mountain Finance's independent accountants. The nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by New Mountain Finance's stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and New Mountain Finance's management. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by the board of directors of New Mountain Finance, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the board of directors of New Mountain Finance and reporting any deficiencies or violations of such valuation policies to the board of directors on at least a quarterly basis, and reviewing other matters that the board of directors or the valuation committee deem appropriate.

          New Mountain Finance's board of directors will perform its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of New Mountain Finance's compliance policies and procedures and its service providers. The chief compliance officer's annual report will address at a minimum:

  •
  the operation of New Mountain Finance's compliance policies and procedures and its service providers since the last report;

  •
  any material changes to these policies and procedures since the last report;

  •
  any recommendations for material changes to these policies and procedures as a result of the chief compliance officer's annual review; and

  •
  any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee New Mountain Finance's compliance activities and risks.

In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

          New Mountain Finance believes that its board's role in risk oversight will be effective, and appropriate given the extensive regulation to which it will be subject as a business development company. Following New Mountain Finance's election to be treated as a business development company, New Mountain Finance will be required to comply with certain regulatory requirements that control the levels of risk in New Mountain Finance's business and operations. Because New Mountain Finance will have no assets other than its ownership of common membership units of the

Operating Company and will have no material long-term liabilities, New Mountain Finance will look to the assets of the Operating Company for purposes of satisfying these requirements. For example, the Operating Company's ability to incur indebtedness will be limited because its asset coverage must equal at least 200% immediately after it incurs indebtedness, the Operating Company generally will have to invest at least 70% of its total assets in "qualifying assets" and will not generally be permitted to invest in any portfolio company in which one of its or New Mountain Finance's affiliates currently has an investment. See "Regulation".

          New Mountain Finance recognizes that different board roles in risk oversight are appropriate for companies in different situations. New Mountain Finance intends to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet New Mountain Finance's needs.

Committees of the New Mountain Finance Board of Directors

          New Mountain Finance's board of directors has established the following committees. The members of each committee have been appointed by the board of directors and serve until their successor is elected and qualified, unless they are removed or resign.

Audit Committee

          The audit committee is responsible for recommending the selection of, engagement of and discharge of New Mountain Finance's independent accountants, reviewing the plans, scope and results of the audit engagement with the independent accountants, approving professional services provided by the independent accountants (including compensation therefore), reviewing the independence of the independent accountants and reviewing the adequacy of New Mountain Finance's internal control over financial reporting. The initial members of the audit committee are Alfred Hurley, David Ogens and Kurt Wolfgruber, each of whom is not an interested person of New Mountain Finance for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Kurt Wolfgruber serves as the chairman of the audit committee, and New Mountain Finance's board of directors has determined that Alfred Hurley, David Ogens and Kurt Wolfgruber are "audit committee financial experts" as defined under SEC rules.

Nominating and Corporate Governance Committee

          The nominating and corporate governance committee is responsible for determining criteria for service on the board, identifying, researching and nominating directors for election by New Mountain Finance's stockholders, selecting nominees to fill vacancies on New Mountain Finance's board of directors or a committee of the board, developing and recommending to the board of directors a set of corporate governance principles and overseeing the self-evaluation of the board of directors and its committees and evaluation of New Mountain Finance's management. The nominating and corporate governance committee considers nominees properly recommended by New Mountain Finance's stockholders. The initial members of the nominating and corporate governance committee are Alfred Hurley, David Ogens and Kurt Wolfgruber, each of whom is not an interested person of New Mountain Finance for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Kurt Wolfgruber serves as the chairman of the nominating and corporate governance committee.

Compensation Committee

          The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to the board of directors. In addition, although New Mountain Finance does not directly compensate its executive officers currently, to the extent that it does so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the compensation committee produces a report on New Mountain Finance's executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, makes recommendations to the board of directors on New Mountain Finance's executive compensation practices and policies. The compensation committee is composed of Alfred Hurley, David Ogens and Kurt Wolfgruber, each of whom is not an interested person of New Mountain Finance for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred Hurley serves as chairman of the compensation committee.

Valuation Committee

          New Mountain Finance's board of directors has established a valuation committee. Each member of the valuation committee will be appointed by New Mountain Finance's board of directors and serve until such member's successor is elected and qualified, unless such member fails to qualify, retires, is removed or resigns. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by the board of directors of New Mountain Finance, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the board of directors of New Mountain Finance and reporting any deficiencies or violations of such valuation policies to the board of directors on at least a quarterly basis, and reviewing other matters that the board of directors or the valuation committee deem appropriate. The valuation committee is initially composed of Alfred Hurley, David Ogens and Kurt Wolfgruber, each of whom is not an interested person of New Mountain Finance for purposes of the 1940 Act. David Ogens serves as chairman of the valuation committee.

Board of Directors of Operating Company

          The Operating Company's board of directors performs the same functions as New Mountain Finance's board of directors, including with respect to risk oversight, and, in addition to such functions, also monitors and performs an oversight role with respect to investment practices and performance of our portfolio. The Operating Company's board approves the appointment of the Investment Adviser, Administrator and the Operating Company officers and reviews and monitors the services and activities performed by them on behalf of the Operating Company.

Audit and Nominating and Corporate Governance Committees

          The Operating Company's board of directors has established audit and nominating and corporate governance committees. The Operating Company's audit and nominating and corporate governance committees will perform similar functions as New Mountain Finance's audit and nominating and corporate governance committees and will initially be comprised of the same members as New Mountain Finance's audit and nominating and corporate governance committees.

Valuation Committee

          The Operating Company's board of directors has established a valuation committee. Each member of the valuation committee will be appointed by the Operating Company's board of directors and serve until such member's successor is elected and qualified, unless such member fails to qualify, retires, is removed or resigns. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by the board of directors of the Operating Company, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the board of directors of the Operating Company and reporting any deficiencies or violations of such valuation policies to the board of directors on at least a quarterly basis, and reviewing other matters that the board of directors or the valuation committee deem appropriate. The Operating Company's board of directors and valuation committee will have the authority to utilize the services of an independent valuation firm to help determine the fair value of these investments. The valuation committee is initially composed of Alfred Hurley, David Ogens and Kurt Wolfgruber, each of whom is not an interested person of the Operating Company for purposes of the 1940 Act. David Ogens serves as chairman of the valuation committee.

          The Operating Company will endeavor to comprise each of its respective committees with the same members as New Mountain Finance's respective committees. However, there can be no assurance that its committee compositions will remain the same as New Mountain Finance's committee compositions following the completion of this offering.

Compensation of Directors

          The independent directors of New Mountain Finance receive an annual retainer fee of $75,000 and will further receive a fee of $2,500 for each regularly scheduled board meeting and a fee of $1,000 for each special board meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board meeting. In addition, the chairman of the audit committee will receive an annual retainer of $7,500, while the chairman of the valuation committee, the chairman of the compensation committee and the chairman of the nominating and corporate governance committee will receive annual retainers of $5,000, $1,000 and $1,000, respectively. All fees payable to New Mountain Finance's directors will be paid by the Operating Company. The directors of the Operating Company are not paid any additional amounts.

          No compensation is paid to directors who are interested persons of New Mountain Finance Corporation as defined in the 1940 Act. In addition, no compensation is paid to directors of the Operating Company.

Compensation of Executive Officers

          None of New Mountain Finance's or the Operating Company's executive officers receive direct compensation from New Mountain Finance or the Operating Company. The compensation of the principals and other investment professionals of the Investment Adviser is paid by the Investment Adviser. Compensation paid to New Mountain Finance's and the Operating Company's chief financial officer and chief compliance officer is set by the Administrator and is subject to reimbursement by the Operating Company of the allocable portion of such compensation for services rendered to New Mountain Finance and the Operating Company.

Indemnification Agreements

          New Mountain Finance and the Operating Company have entered into indemnification agreements with their respective directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that New Mountain Finance or the Operating Company, as applicable, shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act. Any amounts owing by New Mountain Finance to any Indemitee pursuant to the indemnification agreements will be payable by the Operating Company.

PORTFOLIO MANAGEMENT

          The management of our investment portfolio is the responsibility of the Investment Adviser and its investment committee, which currently consists of Steven Klinsky, Robert Hamwee, Adam Collins, Doug Londal and Alok Singh. We consider Mr. Hamwee to be our portfolio manager. The Investment Adviser's investment committee is responsible for approving all of our investments above $5 million. Investments and dispositions below $5 million may be approved by the Operating Company's Chief Executive Officer. These approval thresholds may change over time.

Investment Personnel

          As of December 31, 2010, the Investment Adviser was supported by approximately 86 New Mountain staff members, including approximately 53 investment professionals (including 14 managing directors and 13 senior advisers) as well as 14 finance and operational professionals. These individuals, in addition to the Investment Adviser's investment committee, are primarily responsible for the day-to-day management of our portfolio. The Investment Adviser may retain additional investment professionals, based upon its needs, subsequent to the completion of this offering.

          Below are the biographies for selected senior investment professionals of the Investment Adviser, whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Klinsky and Hamwee, see "Management — Biographical Information — Directors — Interested Directors".

          Adam J. Collins will serve on the Investment Adviser's investment committee and serves as Chief Financial Officer and a Managing Director of New Mountain. Prior to joining New Mountain in 2001, Mr. Collins worked at Goldman, Sachs & Co. from 1996 to 2000 in the controllers group and in 2001 in the Real Estate Principal Investment area. Prior to 1996, Mr. Collins worked at KPMG from 1994 to 1996. He serves on the Board of Directors of Apptis, Inc. and Connextions, Inc. Mr. Collins received his B.S. in Accounting from Babson College.

          Doug F. Londal will serve on the Investment Adviser's investment committee and serves as a Managing Director of New Mountain. Prior to joining New Mountain in 2004, Mr. Londal held various positions within Goldman, Sachs & Co. and its affiliates, including serving as a Managing Director in the Principal Investment Area from 1995 to 2004 and as a member of the Mergers & Acquisitions Department from 1991 to 1995. While in the Principal Investment Area, Mr. Londal held various positions including co-head of Merchant Banking in the Americas and co-head of the Mezzanine investing effort in the Americas. Mr. Londal serves on the Board of Directors of Connextions, Inc., Inmar, Inc., NuSil Technology LLC and Oakleaf Global Holdings, Inc. Mr. Londal received his B.A. in Economics from the University of Michigan. He received his M.B.A. from the University of Chicago Graduate School of Business.

          Alok Singh will serve on the Investment Adviser's investment committee and serves as a Managing Director of New Mountain. Prior to joining New Mountain in 2002, Mr. Singh served as a Partner and Managing Director of Bankers Trust. He also established and led the Corporate Financial Advisory Group for the Americas for Barclays Capital. Mr. Singh is non-executive Chairman of RedPrairie Holding, Inc. and Overland Solutions, Inc., lead director of Camber Corporation, Deltek, Inc., Ikaria Holdings, Inc., and Stroz Friedberg LLC and serves on the Boards of Directors of Apptis, Inc., EverBank Financial Corp., Validus Holdings, Ltd., and Avantor Performance Materials, Inc. Mr. Singh received both his B.A. in Economics and History and his M.B.A. in Finance from New York University.

          John R. Kline has served as a Director of New Mountain since 2008. Prior to joining New Mountain, he worked at GSC Group from 2001 to 2008 as an investment analyst and trader for

GSC Group's control distressed and corporate credit funds. From 1999 to 2001, Mr. Kline was with Goldman, Sachs & Co. where he worked in the Credit Risk Management and Advisory Group. Mr. Kline received an A.B. degree in History from Dartmouth College.

          James W. Stone III has served as a Director of New Mountain since 2011. Prior to joining New Mountain, he worked for The Blackstone Group as a Managing Director of GSO Capital Partners. At Blackstone, Mr. Stone was responsible for originating, analyzing, evaluating, executing and monitoring various senior secured and mezzanine debt investments across a variety of industries. Before joining Blackstone in 2002, Mr. Stone worked as a Vice President in Lehman Brothers' Communications and Media Group and as a Vice President in UBS Warburg's Leveraged Finance Department. Prior to that, Mr. Stone worked at Nomura Securities International, Inc. with the team that later founded Blackstone's corporate debt investment unit. Mr. Stone received a B.S. in Mathematics and Physics from The University of the South and an M.B.A. with concentrations in finance and accounting from The University of Chicago's Graduate School of Business.

          The table below shows the dollar range of shares of common stock to be beneficially owned by our portfolio manager.

Name of Portfolio Manager	Dollar Range of Equity Securities of New Mountain Finance(1)(2)(3)
Robert Hamwee	$500,001 - $1,000,000

(1)
The dollar range of equity securities beneficially owned by our portfolio manager is based on an assumed initial public offering price of $14.50 per share (the mid-point of the range set forth on the cover of this prospectus).

(2)
The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

(3)
Does not include any shares that may be acquired by officers or directors in connection with the directed share program.

          Mr. Hamwee is not primarily responsible for the day-to-day management of any other portfolio other than the portfolio of the Operating Company. Mr. Hamwee is a Managing Director of New Mountain, which as of December 31, 2010 had more than $9.0 billion (including the Operating Company) of assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) used to calculate New Mountain's management fees related to such funds. See "Risk Factors — Risks Relating to Our Business — The Investment Adviser has significant potential conflicts of interest with New Mountain Finance and the Operating Company and, consequently, your interests as stockholders which could adversely impact our investment returns".

Compensation

          None of the Investment Adviser's investment professionals will be employed by New Mountain Finance or the Operating Company or will receive any direct compensation from New Mountain Finance or the Operating Company in connection with the management of our portfolio. Mr. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

 INVESTMENT MANAGEMENT AGREEMENT

          Following the completion of this offering, New Mountain Finance and the Operating Company will be closed-end, non-diversified management investment companies that have elected to be treated as business development companies under the 1940 Act. New Mountain Finance will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of the Operating Company. As a result, New Mountain Finance will not pay any external investment advisory or management fees. However, the Operating Company will be externally managed by the Investment Adviser and will pay the Investment Adviser a fee for its services. The following summarizes the arrangements between the Operating Company and the Investment Adviser pursuant to the Investment Management Agreement.

Overview of the Investment Adviser

Management Services

          The Investment Adviser is registered as an Investment Adviser under the Investment Advisers Act of 1940, or the Advisers Act. The Investment Adviser will serve pursuant to the Investment Management Agreement in accordance with the 1940 Act. Subject to the overall supervision of the Operating Company's board of directors, the Investment Adviser will manage the Operating Company's day-to-day operations and provide it with investment advisory and management services. Under the terms of the Investment Management Agreement, the Investment Adviser will:

  •
  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  determine what assets we will purchase, retain or sell;

  •
  identify, evaluate and negotiate the structure of our investments the Operating Company makes;

  •
  execute, monitor and service the investments the Operating Company makes;

  •
  determine the securities and other assets that the Operating Company will purchase, retain or sell;

  •
  perform due diligence on prospective portfolio companies;

  •
  vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the Operating Company; and

  •
  provide the Operating Company with such other investment advisory, research and related services as the Operating Company may, from time to time, reasonably require.

          The Investment Adviser's services under the Investment Management Agreement are not exclusive, and the Investment Adviser (so long as its services to the Operating Company are not impaired) and/or other entities affiliated with New Mountain are permitted to furnish similar services to other entities.

Management Fee

          The Operating Company will pay the Investment Adviser a fee for its services under the Investment Management Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to the Investment Adviser and any incentive fees paid in cash to the Investment Adviser will be borne by the Operating Company's members, including New Mountain Finance and, as a result, will also indirectly be borne by New Mountain Finance's common stockholders.

Base Management Fee

          The base management fee is calculated at an annual rate of 1.75% of the Operating Company's gross assets less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Operating Company's gross assets at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The base management fee for any partial quarter will be appropriately pro rated.

Incentive Fee

          The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Operating Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding calendar quarter. As of December 31, 2010 the total fair market value of the Operating Company's existing assets was estimated to exceed their total cost basis for GAAP purposes by approximately $26.7 million (such excess is referred to herein as the "GAAP built-in gain"). The formation transactions that will take place in connection with this offering will not cause a step-up in the cost basis of the Operating Company's existing assets to fair market value under GAAP. Therefore, because the total value at the time of the offering of the Operating Company's assets is greater than its original purchase price, a greater amount of amortization of purchase discount or original issue discount will be recognized under GAAP in each period until such assets are sold or mature in the future. The Operating Company intends to keep track of the transferred value of each of its assets and for purposes of the incentive fee calculation, adjust "Pre-Incentive Fee Net Investment Income" to eliminate the effect of additional amortization of purchase discount or original issue discount taken into account in each period as a result of the lower original purchase price as compared to the transferred value. Including this adjustment, "Pre-Incentive Fee Net Investment Income" will be known as "Pre-Incentive Fee Adjusted Net Investment Income" for the sole purpose of calculating incentive fees. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Operating Company receives from portfolio companies) accrued during the calendar quarter, minus the Operating Company's operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred membership units, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Operating Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Operating Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2% per quarter (8% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The Operating Company's net investment income used to calculate this part of the incentive fee is also included in the amount of the Operating Company's gross assets used to calculate the 1.75% base management fee. The operation of the incentive fee with respect to the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  no incentive fee is payable to the Investment Adviser in any calendar quarter in which the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2% (the "preferred return" or "hurdle").

  •
  100% of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10% annualized) is payable to the Investment Adviser. We refer to this portion of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the "catch-up". The "catch-up" provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20% of the amount of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved, (20% of all Pre-Incentive Fee Adjusted Net Investment Income thereafter is allocated to the Investment Adviser).

          The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Adjusted Net Investment Income"

Pre-Incentive Fee Adjusted Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Adjusted Net Investment
Income allocated to income-related portion of incentive fee

          These calculations will be appropriately prorated for any period of less than three months and adjusted for any equity capital raises or repurchases during the current calendar quarter.

          The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing on December 31, 2011, and will equal 20% of the Operating Company's "adjusted realized capital gains", if any, on a cumulative basis from inception through the end of each calendar year, computed net of all "adjusted realized capital losses" and "adjusted unrealized capital depreciation" on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of December 31, 2011 will be calculated for a period of shorter than twelve calendar months to take into account any "adjusted realized capital gains" computed net of all "adjusted realized capital losses" and "adjusted unrealized capital depreciation" from inception. As of December 31, 2010, the total fair market value of the Operating Company's existing assets was estimated to exceed their total cost basis for GAAP purposes by approximately $26.7 million (such excess is referred to herein as the "GAAP built-in gain"). The formation transactions that will take place in connection with this offering will not cause a step-up in the cost basis of the underlying assets to fair market value under GAAP.

Therefore, because the value at the time of the offering of the Operating Company's assets is greater than its original purchase price, a greater amount of amortization of purchase discount or original issue discount will be recognized under GAAP for each asset in each period until such assets are sold or mature in the future. This will result in an accretion to cost basis that differs had the cost basis reset to the transferred fair market value at the time of the offering. As a result, in each period, the unrealized appreciation or depreciation will differ and at the time of sale of such an asset, the realized gain or loss could be greater or less depending on the original GAAP built-in gain, the amount of amortization already taken into account for GAAP purposes and the sale price. The Operating Company intends to keep track of the transferred value of each of its assets and for purposes of the second part of the incentive fee calculation, adjust realized capital gains, realized capital losses, unrealized appreciation and unrealized depreciation to remove the effect of the difference in cost basis and calculate these amounts "as-if" the GAAP built-in gain for each asset was zero at the time of the offering. For this purpose, the adjustments will be referred to for each category as "adjusted realized capital gains", "adjusted realized capital losses", "adjusted unrealized appreciation" and "adjusted unrealized depreciation" throughout this section.

          New Mountain Finance and the Operating Company are seeking exemptive relief from the SEC to permit the Operating Company to pay 50%, on an after tax basis, of the incentive fee in common membership units of the Operating Company, which will be exchangeable into shares of New Mountain Finance's common stock on a one-for-one basis. If such exemptive relief is granted, the number of the Operating Company's common membership units payable to the Investment Adviser will be calculated based on the market price of New Mountain Finance's common stock and in accordance with such restrictions and conditions as may be required by the exemptive relief. However, if the market price of New Mountain Finance's common stock is less than the net asset value of such New Mountain Finance common stock with respect to any incentive fee payment due to the Investment Adviser, that incentive fee payment will be paid in cash. There can be no assurance that this exemptive relief will be granted. In addition, if New Mountain Finance and the Operating Company receive exemptive relief from the SEC to permit the Operating Company to pay 50%, on an after tax basis, of the incentive fee in common membership units of the Operating Company, any common membership units so received by the Investment Adviser will be subject to a 3-year lock-up agreement, pursuant to which one-third of the common membership units received by the Investment Adviser will be released from the lock-up on an annual basis until the expiration of each 3-year lock-up period. If exemptive relief is not granted, the Operating Company will pay the entire incentive fee in cash. If the Investment Management Agreement is terminated by the Operating Company, then the lock-up provisions with respect to any shares of New Mountain Finance common stock received by the Investment Adviser or its transferees pursuant to the Investment Management Agreement immediately expire.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter

  Alternative 1

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 1.25%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.44%
    Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.2%
    Pre-Incentive Fee Adjusted Net Investment Income
    (investment income – (management fee + other expenses)) = 0.61%

          Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate, therefore there is no income-related incentive fee.

  Alternative 2

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 2.9%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.44%
    Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.2%
    Pre-Incentive Fee Adjusted Net Investment Income
    (investment income – (management fee + other expenses)) = 2.26%

    Incentive fee = 100% × Pre-Incentive Fee Adjusted Net Investment Income (subject to
            "catch-up")(4)
            = 100% × (2.26% – 2%)
            = 0.26%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.2%.

  Alternative 3

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 3.5%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.44%
    Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.2%

    Pre-Incentive Fee Adjusted Net Investment Income
    (investment income – (management fee + other expenses)) = 2.86%

    Incentive fee = 100% × Pre-Incentive Fee Adjusted Net Investment Income (subject to
            "catch-up")(4)

(1)
Represents 8% annualized hurdle rate.

(2)
Assumes 1.75% annualized base management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide the Investment Adviser with an incentive fee of 20% on all Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Operating Company's net investment income exceeds 2.5% in any calendar quarter.

    Incentive fee = 100% × "catch-up" + (20% × (Pre-Incentive Fee Adjusted Net Investment
            Income – 2.5%))

    Catch-up = 2.5% – 2%
                    = 0.5%

    Incentive fee = (100% × 0.5%) + (20% × (2.86% – 2.5%))
                           = 0.5% + (20% × 0.36%)
                           = 0.5% + 0.07%
                           = 0.57%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.57%.

Example 2: Capital Gains Portion of Incentive Fee(*):

  Alternative 1:

  Assumptions

    Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

    Year 2: Investment A sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

    Year 3: FMV of Investment B determined to be $25 million

    Year 4: Investment B sold for $31 million

          The capital gains portion of the incentive fee would be:

    Year 1: None

    Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

    Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

    Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

  Alternative 2

  Assumptions

    Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

    Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

    Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

    Year 4: FMV of Investment B determined to be $35 million

    Year 5: Investment B sold for $20 million

          The capital gains incentive fee, if any, would be:

    Year 1: None

    Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

    Year 3: $1.4 million capital gains incentive fee — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

    Year 4: None

    Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(1)

*
The hypothetical amounts of returns shown are based on a percentage of the Operating Company's total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)
As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

 Payment of Expenses

          The Operating Company's primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Management Agreement and the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to New Mountain Finance and the Operating Company under the Administration Agreement. The Operating Company bears all other expenses of its and New Mountain Finance's operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

  •
  the investigation and monitoring of our investments;

  •
  the cost of calculating net asset value, including the cost of any third-party valuation services;

  •
  interest payable on debt, if any, to finance its investments;

  •
  the cost of effecting sales and repurchases of shares of New Mountain Finance's common stock and other securities;

  •
  management and incentive fees payable pursuant to the Investment Management Agreement;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state, local and foreign taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either the Investment Adviser, New Mountain Finance or the Operating Company in connection with administering our business, including payments under the Administration Agreement that will be based upon New Mountain Finance's and the Operating Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to New Mountain Finance and the Operating Company under the Administration Agreement, including the allocable portion of the compensation of New Mountain Finance's and the Operating Company's chief financial officer and chief compliance officer and their respective staffs.

Duration and Termination

          The Investment Management Agreement was approved by the Operating Company's board of directors, including a majority of the directors who are not interested persons, on March 10, 2011 and by a majority of the limited partners of Guardian AIV and New Mountain Guardian Partners, L.P. through a written consent first solicited on November 8, 2010. Unless earlier terminated as described below, the Investment Management Agreement will remain in effect for a period of two years from its effective date and will remain in effect from year-to-year thereafter if approved annually by the Operating Company's board of directors or by the affirmative vote of the holders of a majority of the Operating Company's outstanding voting securities, voting on a pass through basis, and the majority of the Operating Company's directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon 60 days' written notice to the other. Any termination by the Operating Company must be authorized either by its board of directors or by vote of its members, voting on a pass through basis.

Indemnification

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Operating Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the Investment Management Agreement or otherwise as the Investment Adviser.

Organization of the Investment Adviser

          The Investment Adviser is a Delaware limited liability company. The principal address of the Investment Adviser is 787 7th Avenue, 48th Floor, New York, NY 10019. The Investment Adviser is ultimately controlled by Steven B. Klinsky through Mr. Klinsky's interest in New Mountain Capital Group, L.L.C. Although the Investment Adviser's personnel have previously managed our portfolio, the Investment Adviser has never previously served as an investment adviser. See Risk Factors — Risks Relating to our Business — New Mountain Finance, the Operating Company and the Investment Adviser do not have any prior experience managing a business development company or a RIC, which could adversely affect our business.

Board Approval of the Investment Management Agreement

          At a meeting of the Operating Company's board of directors held on March 10, 2011, the Operating Company's board of directors unanimously voted to approve the Investment Management Agreement and the Administration Agreement. In reaching a decision to approve the Investment Management Agreement and the Administration Agreement, the Operating Company's board of directors reviewed a significant amount of information and considered, among other things:

  •
  Services.  The Operating Company's board of directors reviewed the nature, extent and quality of the investment advisory and management and administrative services proposed to be provided to the Operating Company by its advisers and found them sufficient to encompass the range of services necessary for the Operating Company's operation.

  •
  Comparison of Management Fee to Other Firms.  The Operating Company's board of directors reviewed and considered to the extent publicly available, the management fee arrangements of companies with similar business models, including business development companies.

  •
  Experience of Management Team and Personnel.  The Operating Company's board of directors considered the extensive experience of the members of the Investment Adviser's investment committee with respect to the specific types of investments the Operating

    Company proposes to make, and their past experience with similar kinds of investments. The Operating Company's board of directors discussed numerous aspects of the investment strategy with members of the Investment Adviser's investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of the Investment Adviser's investment committee and investment professionals within the investment community.

  •
  Provisions of Investment Management Agreement.  The Operating Company's board of directors considered the extent to which the provisions of the Investment Management Agreement (other than the fee structure which is discussed above) were comparable to the investment management agreements of companies with similar business models, including, peer group business development companies, and concluded that its terms were satisfactory and in line with market norms. In addition, the board of directors concluded that the services to be provided under the Investment Management Agreement were reasonably necessary for the Operating Company's operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

  •
  Payment of Expenses.  The Operating Company's board of directors considered the manner in which the Investment Adviser would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the Investment Management Agreement. The Operating Company's board of directors discussed how this structure was comparable to that of companies with similar business models, including existing business development companies.

          Based on the information reviewed and the discussions among the members of the Operating Company's board of directors, the Operating Company's board of directors, including all of its directors who are not interested persons under the 1940 Act, concluded that the management fee rates were fair and reasonable in relation to the services to be provided and approved the Investment Management Agreement and the Administration Agreement as being in the best interests of the Operating Company.

ADMINISTRATION AGREEMENT

          New Mountain Finance and the Operating Company have also entered into an Administration Agreement with the Administrator under which the Administrator provides administrative services for New Mountain Finance and the Operating Company, including arranging office facilities for New Mountain Finance and the Operating Company and providing office equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, New Mountain Finance's and the Operating Company's required administrative services, which includes being responsible for the financial records which New Mountain Finance and the Operating Company are required to maintain and preparing reports to New Mountain Finance's stockholders and reports filed with the SEC, which includes, but is not limited to, providing the services of New Mountain Finance's and the Operating Company's chief financial officer. In addition, the Administrator assists New Mountain Finance and the Operating Company in determining and publishing their respective net asset values, overseeing the preparation and filing of New Mountain Finance's tax returns and the printing and dissemination of reports to New Mountain Finance's stockholders, and generally overseeing the payment of New Mountain Finance's and the Operating Company's expenses and the performance of administrative and professional services rendered to New Mountain Finance and the Operating Company by others. For providing these services, facilities and personnel, the Operating Company reimburses the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations to New Mountain Finance and the Operating Company under the Administration Agreement, including rent and New Mountain Finance's allocable portion of the costs of compensation and related expenses of New Mountain Finance's and the Operating Company's chief financial officer and chief compliance officer, and their respective staffs. The Administrator may also provide on the Operating Company's behalf managerial assistance to our portfolio companies. The Administration Agreement may be terminated by New Mountain Finance, the Operating Company or the Administrator without penalty upon 60 days' written notice to the other party. Amounts payable to the Administrator under the Administration Agreement will not exceed $3 million for the first year of the Administration Agreement.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from New Mountain Finance and the Operating Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for New Mountain Finance and the Operating Company. Any amounts owing by New Mountain Finance pursuant to this indemnification obligation will be payable by the Operating Company.

 LICENSE AGREEMENT

          New Mountain Finance and the Operating Company have also entered into a royalty-free license agreement with New Mountain, pursuant to which New Mountain has agreed to grant New Mountain Finance and the Operating Company a non-exclusive, royalty-free license to use the name "New Mountain". Under this agreement, subject to certain conditions, New Mountain Finance and the Operating Company will have a right to use the "New Mountain" name for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Operating Company. Other than with respect to this limited license, New Mountain Finance and the Operating Company will have no legal right to the "New Mountain" name.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The Operating Company has entered into the Investment Management Agreement with the Investment Adviser. Pursuant to the Investment Management Agreement, payments will be equal to (a) a base management fee of 1.75% of the value of the Operating Company's gross assets and (b) an incentive fee based on the Operating Company's performance. Mr. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement. In addition, New Mountain Finance's and the Operating Company's executive officers and directors, as well as the current or future members of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Operating Company does or of investment funds managed by New Mountain Finance's and the Operating Company's affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Operating Company, New Mountain Finance or New Mountain Finance's stockholders. Although we will currently be New Mountain's only vehicle focused primarily on investing in the Target Securities, in the future, the principals of the Investment Adviser and/or New Mountain employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with our own and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by the Operating Company. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to the Operating Company and such other funds. Although the investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that the Operating Company may not be given the opportunity to participate in certain investments made by investment funds managed by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over the Operating Company. When these investment professionals identify an investment, they will be forced to choose which investment fund should make the investment. See "Risk Factors — Risks Relating to Our Business — The Investment Adviser has significant potential conflicts of interest with New Mountain Finance and the Operating Company and, consequently, your interests as stockholders which could adversely impact our investment returns" and "Investment Management Agreement".

          Pursuant to the Administration Agreement, the Administrator will furnish New Mountain Finance and the Operating Company with the facilities and administrative services necessary to conduct their respective day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, the Administrator will assist New Mountain Finance and the Operating Company in connection with the determination and publishing of their respective net asset values, the preparation and filing of tax returns and the printing and dissemination of reports to New Mountain Finance's stockholders. The Operating Company will reimburse the Administrator for New Mountain Finance's and the Operating Company's allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of New Mountain Finance's and the Operating Company's chief financial officer and chief compliance officer, and their respective staffs. See "Administration Agreement". Each of these contracts may be terminated by New Mountain Finance, the Operating Company or the Administrator without penalty upon 60 days' written notice to the other.

          New Mountain Finance and the Operating Company have also entered into a license agreement with New Mountain, pursuant to which New Mountain has agreed to grant New Mountain Finance and the Operating Company a non-exclusive, royalty-free license to use the name New Mountain. Under this agreement, subject to certain conditions, New Mountain Finance and the Operating Company will have a right to use the New Mountain name, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Operating Company. Other than with respect to this limited license, we, New Mountain Finance will have no legal right to the New Mountain name.

          New Mountain Finance and the Operating Company will also enter into various agreements with New Mountain and its affiliates in connection with the formation transactions described in this prospectus and this offering. See "Formation Transactions and Related Agreements" for a description of these agreements, including a description of the LLC Agreement.

          Concurrently with the closing of this offering, New Mountain Finance will sell 2,059,655 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain in a separate private placement at the initial public offering price per share.

          New Mountain Finance and the Operating Company have also entered into indemnification agreements with their directors. See "Management — Indemnification Agreements." Guardian AIV has entered into an agreement to indemnify the Operating Company and SLF and their officers, managers, employees and agents from liabilities that may arise out of Guardian AIV's failure to pay taxes incurred by Guardian AIV prior to the formation transactions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

          The following tables set forth information with respect to the beneficial ownership of New Mountain Finance's common stock and the common membership units of the Operating Company, giving effect to the completion of this offering, the concurrent private placement and the formation transactions referred to in "Formation Transactions and Related Agreements — Holding Company Structure", by:

  •
  each person known to New Mountain Finance to beneficially own 5% or more of the outstanding shares of New Mountain Finance's common stock or the common membership units of the Operating Company;

  •
  each of New Mountain Finance's directors and each executive officer individually; and

  •
  all of New Mountain Finance's directors and executive officers as a group.

          Beneficial ownership of securities is determined in accordance with the rules of the SEC and includes voting or investment power (including the power to dispose) with respect to the securities. Percentage of beneficial ownership below takes into account 11,597,791 shares of common stock of New Mountain Finance outstanding upon the completion of this offering and the concurrent private placement. Unless otherwise indicated, the address for each listed stockholder is c/o New Mountain Finance Corporation, 787 7th Avenue, 48th Floor, New York, NY 10019. This table does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' overallotment option.

		New Mountain Finance				Operating Company
						Common Membership Units Beneficially Owned Prior to this Offering and Concurrent Private Placement and After the Formation Transactions
		Shares Beneficially Owned Prior to this Offering and Concurrent Private Placement and After the Formation Transactions						Common Membership Units Beneficially Owned Immediately After this Offering and Concurrent Private Placement
				Shares Beneficially Owned Immediately After this Offering and Concurrent Private Placement
	Type of Ownership in New Mountain Finance(1)
Name		Number	Percentage	Number	Percentage	Number	Percentage	Number	Percentage
Beneficial Owners of More than 5%:
New Mountain Guardian AIV, L.P.(2)	Beneficial	20,221,938	94.2%	20,221,938	63.6%	20,221,938	94.2%	20,221,938	63.6%
New Mountain Guardian Partners, L.P.(2)	Direct	1,252,964	(4)	1,252,964	10.8%	1,252,964	5.8%	1,252,964	3.9%
California Public Employees' Retirement System(3)	N/A	0	*	0	*	1,769,512	8.2%	1,769,512	5.6%
Pennsylvania Public School Employees' Retirement System(3)	N/A	0	*	0	*	1,327,129	6.2%	1,327,129	4.2%
Executive Officers:(5)
Adam Weinstein	Direct	0	*	8,621	*	0	*	8,621	*
Paula Bosco	Direct	0	*	1,724	*	0	*	1,724	*
Interested Directors:(5)
Steven Klinsky(2)(6)	Direct and Beneficial	21,474,902	100%	23,199,039	72.9%	21,474,902	100.0%	23,199,039	72.9%
Robert Hamwee	Direct	0	*	68,965	*	0	*	68,965	*
Independent Directors:(5)
David Ogens	N/A	0	*	0	*	0	*	0	*
Albert F. Hurley, Jr.	N/A	0	*	0	*	0	*	0	*
Kurt J. Wolfgruber	N/A	0	*	0	*	0	*	0	*
All officers, directors and investment committee members as a group (12 persons)(2)(5)	Direct and Beneficial	21,474,902	100%	23,330,074	73.3%	21,474,902	100%	23,330,074	73.3%

*
Represents less than 1%.

(1)
All common membership units owned in the Operating Company by the below-listed parties are held indirectly.

(2)
Immediately prior to this offering and the formation transactions described herein, New Mountain Capital, L.L.C. held, and Steven B. Klinsky may be deemed to have beneficially owned, one initial share of New Mountain Finance's common stock, which will be cancelled upon completion of this offering. Mr. Klinsky expressly disclaims beneficial ownership of the initial share.

Guardian AIV is the sole stockholder of AIV Holdings. After this offering, AIV Holdings will have the right to exchange its common membership units of the Operating Company for shares of New Mountain Finance's common stock on a one-for-one basis. If AIV Holdings chooses to exchange all of its common membership units of the Operating Company, AIV Holdings would receive 20,221,938 shares of New Mountain Finance's common stock. These shares would represent approximately 63.6% of New Mountain Finance's outstanding common stock immediately following the transactions described in this prospectus, assuming no exercise of the underwriters' overallotment option.

The general partners of Guardian AIV and Guardian Partners are New Mountain Investments III, L.L.C. and New Mountain Guardian GP, L.L.C., respectively. Steven B. Klinsky is the managing member of each general partner. The general partners have decision making power over the disposition of the holdings of their respective funds. New Mountain Investments III, L.L.C., as the general partner of Guardian AIV, has voting power on a pass through basis as to its portion of common membership units of the Operating Company. New Mountain Guardian GP, L.L.C., as the general partner of Guardian Partners, has voting power on a pass through basis as to its portion of shares of New Mountain Finance common stock and its portion of common membership units of the Operating Company. In addition, because Guardian AIV owns all of the common stock of AIV Holdings, Guardian AIV may be deemed to beneficially own the common membership units held by AIV Holdings. Mr. Klinsky, as the managing member of each of the general partners has decision making power over the disposition of the holdings of Guardian AIV and Guardian Partners and has voting power with respect to the holdings of each partnership as to which its respective general partner has voting power on a pass through basis. Mr. Klinsky may be deemed to beneficially own the direct or indirect holdings of Guardian AIV and Guardian Partners. Mr. Klinsky and the above general partners expressly disclaim beneficial ownership of the above shares of New Mountain Finance common stock and the above common membership units of the Operating Company.

(3)
The address of the California Public Employees' Retirement System (CalPERS) is Lincoln Plaza North, 400 Q Street, Sacramento, CA 95811. The address of the Pennsylvania Public School Employees' Retirement System (PSERS) is 5 North Fifth Street, 4th Floor, Harrisonburg, PA 17101. The calculation of CalPERS' and PSERS' respective beneficial ownership is based on their ownership interests in Guardian AIV as of December 31, 2010, which is the most recent beneficial ownership information reasonably available to us. A calculation within 30 days of this offering is not reasonably available to us due to unreasonable effort or expense.

(4)
Under the SEC's beneficial ownership rules, after the formation transactions Guardian Partners is deemed to beneficially own 100% of New Mountain Finance's outstanding shares of common stock immediately prior to this offering. If AIV Holdings were to convert all of its common membership units in the Operating Company into shares of New Mountain Finance common stock, Guardian Partners would own beneficially and of record 5.8% of New Mountain Finance's outstanding shares of common stock immediately prior to this offering and after the formation transactions.

(5)
Does not include any shares that may be acquired by officers, directors or investment committee members in connection with the directed share program.

(6)
After this offering, of the 23,330,074 shares that Mr. Klinsky may be deemed to beneficially own, he will directly hold 1,655,172 shares of New Mountain Finance common stock and the Steven B. Klinsky Trust will directly hold 68,965 shares of New Mountain Finance common stock.

          The following table sets forth the dollar range of New Mountain Finance equity securities that is expected to be beneficially owned by each of the directors and employees primarily responsible for the day-to-day management of our investment portfolio immediately after this offering.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)(4)
Interested Directors:(5)
Steven B. Klinsky	Over $100,000
Robert A. Hamwee	Over $100,000
Independent Directors:
David Ogens(6)	None
Albert F. Hurley, Jr.	None
Kurt J. Wolfgruber	None

(1)
Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2)
The dollar range of equity securities beneficially owned by the directors is based on an assumed initial public offering price of $14.50 per share (the mid-point of the range set forth on the cover of this prospectus).

(3)
The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

(4)
Does not include any shares that may be acquired by officers or directors in connection with the directed share program.

(5)
Affiliates of New Mountain hold the shares beneficially owned by the director.

(6)
Mr. Ogens is the beneficial owner of a limited partnership interest in New Mountain Partners, L.P. and New Mountain Partners II, L.P. that is held by Ogens Family, Inc.

 DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determinations

Operating Company

          The Operating Company conducts the valuation of our assets, pursuant to which its net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. The net asset value per unit of common membership units of the Operating Company will be determined on a quarterly basis. The net asset value per unit is equal to the value of the Operating Company's total assets minus liabilities and any preferred membership units outstanding divided by the total number of the Operating Company's common membership units outstanding.

          Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as is determined in good faith by the board of directors. Investments for which market quotations are readily available on an exchange are valued at such market quotations. Indicative prices with respect to certain of the Operating Company's investments from pricing services or brokers or dealers may be obtained in order to value these investments. When doing so, the Investment Adviser determines whether the quote obtained is sufficient to determine the fair value of the investment. If determined adequate, the Operating Company uses the quote obtained.

          The Operating Company will value investments for which it does not have readily available market quotations at fair value as determined in good faith by its board of directors. The Operating Company expects to value these investments at fair value as determined in good faith by its board of directors using a documented valuation policy and consistently applied valuation process. See "Management's Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies".

          The Operating Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  •
  Preliminary valuation conclusions are then documented and discussed with the Operating Company's senior management;

  •
  At least once annually, the valuation for each portfolio investment for which the Operating Company does not have a readily available market quotation for four consecutive quarters will be reviewed by an independent valuation firm engaged by the Operating Company's board of directors subject to a materiality threshold;

  •
  The valuation committee of the Operating Company's board of directors reviews the valuations and the report of the independent valuation firm, confirms that valuations are made in accordance with the valuation policies and reports any deficiencies or violations of the valuation policies to the board of directors on at least a quarterly basis; and

  •
  The Operating Company's board of directors will discuss the valuations and determine the fair value of each investment in our portfolio in good faith.

          The Operating Company's board of directors has engaged an independent third party valuation firm to provide it with valuation assistance with respect to our material unquoted assets, and, at least once annually if a materiality threshold is met, the valuation for portfolio investments for which it does not have a readily available market quotation for four consecutive quarters will be reviewed by such firm. Upon completion of its process, the independent valuation firm provides the Operating Company with a written report regarding the preliminary valuations of these securities.

The Operating Company will continue to engage an independent valuation firm to provide it with assistance regarding its determination of the fair value of our material unquoted assets; however, the Operating Company's board of directors is ultimately and solely responsible for determining the fair value of its investments in good faith.

          In following these approaches, the types of factors that are taken into account in fair value pricing investments include, as relevant, but are not limited to: available market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

          Due to the inherent uncertainty in the valuation process, the Operating Company's estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. The Operating Company determines the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

          Determination of fair values involves subjective judgments and estimates. The notes to the Operating Company's financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on its financial statements. The Operating Company's valuation policy, including with respect to the use of independent valuation firms, may change over time as determined by its board of directors.

New Mountain Finance

          Because New Mountain Finance will be a holding company and its only business and sole asset will be its ownership of common membership units of the Operating Company, the value of its interest in the Operating Company will depend on the Operating Company's valuation of our investments. New Mountain Finance will conduct the valuation of its ownership in the Operating Company, pursuant to which its net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. The net asset value per share of New Mountain Finance's common stock will be determined on a quarterly basis and is equal to New Mountain Finance's pro rata share, based on the number of common membership units of the Operating Company held by New Mountain Finance at the time of the net asset value determination, of the Operating Company's net asset value divided by the total number of shares of New Mountain Finance's common stock outstanding. New Mountain Finance's board of directors will have no control over the determinations of fair value by the Operating Company's board of directors, although the Operating Company's initial board of directors will be the same as New Mountain Finance's. As a result, the value of your investment in shares of New Mountain Finance's common stock may be understated or overstated based on the Operating Company's fair value determinations. In the event that New Mountain Finance's board of directors believes that a different fair value for the Operating Company's investments is appropriate, New Mountain Finance's board of directors will endeavor to discuss the differences in the valuations with the Operating Company's board of directors for the purposes of resolving the differences in valuation. The valuation procedures of New Mountain Finance will be substantially similar to those utilized by the Operating Company described above.

 Determinations in Connection with Offerings

          In connection with future offering of shares of New Mountain Finance's common stock, New Mountain Finance's board of directors or a committee thereof will be required to make the determination that it is not selling shares of New Mountain Finance's common stock at a price below the then current net asset value of New Mountain Finance's common stock at the time at which the sale is made. New Mountain Finance's board of directors will consider the following factors, among others, in making such determination:

  •
  the net asset value per share of New Mountain Finance's common stock disclosed in the most recent periodic report that we filed with the SEC;

  •
  New Mountain Finance's management's assessment of whether any material change in the net asset value per share of its common stock has occurred (including through the realization of gains on the sale of the Operating Company's portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of New Mountain Finance's common stock and ending two days prior to the date of the sale of New Mountain Finance's common stock; and

  •
  the magnitude of the difference between (i) the net asset value per share of New Mountain Finance's common stock disclosed in the most recent periodic report that we filed with the SEC and New Mountain Finance management's assessment of any material change in the net asset value per share of New Mountain Finance's common stock since the date of the most recently disclosed net asset value per share of New Mountain Finance's common stock and (ii) the offering price of the shares of New Mountain Finance's common stock in the proposed offering.

          Importantly, this determination will not require that New Mountain Finance calculate the net asset value per share of its common stock in connection with each offering of shares of its common stock, but instead it will involve the determination by its board of directors or a committee thereof that it is not selling shares of New Mountain Finance's common stock at a price per share below the then current net asset value per share of New Mountain Finance's common stock at the time at which the sale is made.

          Moreover, to the extent that there is even a remote possibility that New Mountain Finance may (i) issue shares of its common stock at a price per share below the then current net asset value per share of its common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of its common stock pursuant to this prospectus if the net asset value per share of New Mountain Finance's common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, New Mountain Finance's board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of its common stock within two days prior to any such sale to ensure that such sale will not be below its then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of its common stock to ensure that such undertaking has not been triggered.

          These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that New Mountain Finance and the Operating Company are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

          Prior to the completion of this offering, New Mountain Finance will adopt a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, if New Mountain Finance's board of directors authorizes, and New Mountain Finance declares, a cash distribution, then New Mountain Finance's stockholders who have not "opted out" of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of New Mountain Finance's common stock, rather than receiving the cash distributions. In addition, AIV Holdings does not intend to reinvest any distributions received from the Operating Company in additional common membership units of the Operating Company.

          No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of New Mountain Finance's common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, LLC the plan administrator and New Mountain Finance's transfer agent and registrar, in writing, by phone or through the internet so that such notice is received by the plan administrator no later than 3 days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing, by phone or through the internet at any time, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of New Mountain Finance's common stock and a check for any fractional share less a transaction fee of the lesser of (i) $15.00 and (ii) the price of the fractional share.

          Cash distributions reinvested in additional shares of New Mountain Finance's common stock will be automatically reinvested by New Mountain Finance in the Operating Company. New Mountain Finance will use only newly issued shares to implement the plan if the price at which newly-issued shares are to be credited is equal to or greater than 110% of the last determined net asset value of the shares. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of New Mountain Finance's common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices. If New Mountain Finance uses newly issued shares to implement the plan, New Mountain Finance will receive, on a one-for-one basis, additional common membership units of the Operating Company in exchange for cash distributions that are reinvested in shares of New Mountain Finance's common stock under the dividend reinvestment plan. New Mountain Finance reserves the right to purchase its shares in the open market in connection with its implementation of the plan if the price at which its newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of New Mountain Finance's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of New Mountain Finance's stockholders have been tabulated.

          There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. The Operating Company will pay on New Mountain Finance's behalf the plan administrator's fees under the plan. If a participant elects by written, telephone, or internet notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

          Stockholders who receive distributions in the form of stock generally are subject to the same federal income tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from New Mountain Finance will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

          Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attn: Plan Administration Department, or by calling the plan administrator at (888) 333-0212.

          All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or by telephone at (888) 333-0212.

 DESCRIPTION OF NEW MOUNTAIN FINANCE'S CAPITAL STOCK

          The following description is based on relevant portions of the Delaware General Corporation Law, New Mountain Finance's amended and restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law, New Mountain Finance's amended and restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

          New Mountain Finance's authorized capital stock shall consist of 100,000,000 shares of common stock, par value $0.01 per share, of which, immediately after this offering, 11,597,791 shares will be outstanding, assuming no exercise of the underwriters' overallotment option to purchase additional shares, and 2,000,000 shares of preferred stock, par value $0.01, of which no shares are currently outstanding. There is currently no market for New Mountain Finance's common stock, and we can offer no assurances that a market for New Mountain Finance's shares will develop in the future. New Mountain Finance intends to apply to have its common stock listed on the New York Stock Exchange under the ticker symbol "NMFC". No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, New Mountain Finance's stockholders generally will not be personally liable for our debts or obligations.

          The following are New Mountain Finance's outstanding classes of securities as of May 5, 2011:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by New Mountain Finance or for Its Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	1,000	0	1

Common Stock

          Under the terms of New Mountain Finance's amended and restated certificate of incorporation, all shares of New Mountain Finance's common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of New Mountain Finance's common stock if, as and when authorized by New Mountain Finance's board of directors and declared by New Mountain Finance out of funds legally available therefore. Shares of New Mountain Finance's common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of New Mountain Finance's liquidation, dissolution or winding up, each share of its common stock would be entitled to share ratably in all of its assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of New Mountain Finance's common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of New Mountain Finance's common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of New Mountain Finance's directors (other than directors to be elected solely by the holders of preferred stock), and holders of less than a majority of such shares will be unable to elect any director.

          New Mountain Finance's amended and restated certificate of incorporation will require New Mountain Finance at all times to reserve and keep available out of its authorized but unissued shares of common stock the number of shares that are issuable upon exchange of all outstanding the Operating Company common membership units held by AIV Holdings and, if applicable with respect to any common membership units received as payment of the incentive fee, the Investment Adviser.

Preferred Stock

          New Mountain Finance's amended and restated certificate of incorporation authorizes its board of directors to issue preferred stock. Prior to the issuance of shares of each class or series, the board of directors is required by Delaware law and by New Mountain Finance's amended and restated certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of New Mountain Finance's common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to New Mountain Finance's common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of the Operating Company's total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance by New Mountain Finance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, New Mountain Finance does not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

          The Delaware General Corporation Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. New Mountain Finance's amended and restated certificate of incorporation will include a provision that eliminates the personal liability of its directors for monetary damages for actions taken as a director, except for liability:

  •
  for breach of duty of loyalty;

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  for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law;

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  under Section 174 of the DGCL (unlawful dividends); or

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  for transactions from which the director derived improper personal benefit.

          Under New Mountain Finance's amended and restated bylaws, New Mountain Finance will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of New Mountain Finance's directors or officers. So long as New Mountain Finance is regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

          Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

          New Mountain Finance has obtained liability insurance for its officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions;
Anti-Takeover Measures

          Certain provisions of New Mountain Finance's amended and restated certificate of incorporation and amended and restated bylaws, as summarized below, and applicable provisions of the Delaware General Corporation Law and certain other agreements to which New Mountain Finance is a party may make it more difficult for or prevent an unsolicited third party from acquiring control of New Mountain Finance or changing its board of directors and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in New Mountain Finance's control or in its management. These provisions are intended to enhance the likelihood of continued stability in the composition of New Mountain Finance's board of directors and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in New Mountain Finance's control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for New Mountain Finance's shares and, as a consequence, they also may inhibit fluctuations in the market price of New Mountain Finance's shares that could result from actual or rumored takeover attempts.

          Classified Board; Vacancies; Removal.    The classification of New Mountain Finance's board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire New Mountain Finance, or of discouraging a third party from acquiring New Mountain Finance. New Mountain Finance's board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

          New Mountain Finance's amended and restated certificate of incorporation provides that, subject to the applicable requirements of the 1940 Act and the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

          A director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

          Advance Notice Requirements for Stockholder Proposals and Director Nominations.    New Mountain Finance's amended and restated bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors or (2) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the amended and restated bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the amended and restated bylaws. The purpose of requiring stockholders to give New Mountain Finance advance notice of nominations and other business is to afford New Mountain Finance's board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by New Mountain Finance's board of directors, to inform its stockholders and make recommendations about such qualifications or business, as well as to approve a more orderly procedure for conducting meetings of stockholders. Although New Mountain Finance's amended and restated bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to New Mountain Finance and its stockholders.

          Amendments to Certificate of Incorporation and Bylaws.    Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. New Mountain Finance's amended and restated certificate of incorporation will provide that the following provisions, among others, may be amended by its stockholders only by a vote of at least two-thirds of the shares of New Mountain Finance's capital stock entitled to vote:

  •
  the classification of its board of directors;

  •
  the removal of directors;

  •
  the limitation on shareholder action by written consent;

  •
  the limitation of directors' personal liability to New Mountain Finance or its shareholders for breach of fiduciary duty as a director;

  •
  the ability to call a Special Meeting of Shareholders being vested in New Mountain Finance's board of directors, the Chairperson of its board, New Mountain Finance's Chief Executive Officer and in the holders of at least fifty (50) percent of the voting power of all shares of capital stock of New Mountain Finance generally entitled to vote on the election of directors then outstanding subject to certain procedures; and

  •
  the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

          The amended and restated bylaws generally can be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the shares of New Mountain Finance's capital stock entitled to vote.

          Calling of Special Meetings by Stockholders.    New Mountain Finance's certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by New Mountain Finance's board of directors, the Chairperson of its board, New Mountain Finance's Chief Executive Officer or upon the request of the holders of at least fifty (50) percent of the voting power of all shares of capital stock of New Mountain Finance, generally entitled to vote on the election of directors then outstanding, subject to certain limitations.

          Section 203 of the Delaware General Corporation Law.    We will not be subject to Section 203 of the DGCL, an anti-takeover law. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the "business combination" or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status, did own) 15% or more of a corporation's voting stock. In our certificate of incorporation, we have elected not to be bound by Section 203.

          The Credit Facility also includes change of control provisions that accelerate the indebtedness under the facility in the event of certain change of control events. If certain transactions were engaged in without the consent of the lender, repayment obligations under the Credit Facility could be accelerated.

SHARES ELIGIBLE FOR FUTURE SALE

          Immediately prior to this offering, there has been no public market for New Mountain Finance's common stock. Sales of substantial amounts of New Mountain Finance's unregistered common stock in the public market, including by AIV Holdings, if it exercises its right to exchange all or any portion of its common membership units of the Operating Company for shares of New Mountain Finance's common stock on a one-for-one basis, or New Mountain Guardian Partners, L.P., or its transferees, or the perception that such sales could occur, could adversely affect the prevailing market price of New Mountain Finance's common stock and New Mountain Finance's future ability to raise capital through the sale of its equity securities.

          Upon completion of this offering (after giving effect to the formation transactions), 11,597,791 shares of New Mountain Finance's common stock and 31,819,729 common membership units of the Operating Company will be outstanding (or 12,840,567 shares of New Mountain Finance's common stock and 33,062,505 common membership units of the Operating Company if the underwriters exercise their option to purchase additional shares in full). Of these shares, the 8,285,172 shares sold in this offering will be freely tradable without restrictions or further registration under the Securities Act, unless those shares are purchased by "affiliates" as that term is defined in Rule 144 under the Securities Act. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under Rule 144 under the Securities Act. Any shares of New Mountain Finance's common stock to be received by New Mountain Guardian Partners, L.P. or its transferees or issued in exchange for common membership units of the Operating Company held by AIV Holdings or the Investment Adviser, if applicable with respect to any common membership units received as payment of the incentive fee, are not expected to be registered under the Securities Act in connection with this offering. Accordingly, these shares would be eligible for public sale only if registered under the Securities Act or sold in accordance with Rule 144 of the Securities Act. New Mountain Finance has granted AIV Holdings, Steven B. Klinsky, an entity related to Mr. Klinsky, the Investment Adviser and their permitted transferees the registration rights described below.

Rule 144

          In general, a person who has beneficially owned restricted shares of New Mountain Finance's common stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of New Mountain Finance's affiliates at the time of, or at any time during the 90 days preceding, a sale and (ii) New Mountain Finance is subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned restricted shares or New Mountain Finance's common stock for at least six months but who are New Mountain Finance's affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

  •
  1% of the number of shares of New Mountain Finance's common stock then outstanding; or

  •
  the average weekly trading volume of New Mountain Finance's common stock on the NYSE for the four calendar weeks prior to the sale,

provided, in each case, that New Mountain Finance is subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Such sales must also comply with the manner of sale, current public information and notice provisions of Rule 144.

Registration Rights

          As described in "Formation Transactions and Related Agreements", AIV Holdings will have the right to exchange all or any portion of its common membership units of the Operating Company for shares of New Mountain Finance's common stock, on a one-for-one basis. Pursuant to the registration rights agreement described above in "Formation Transactions and Related Agreements", AIV Holdings and the Investment Adviser will have the right, subject to various conditions and limitations, to demand the filing of, and include any registerable securities held by AIV Holdings in, registration statements relating to New Mountain Finance's common stock, subject to the 180-day lock-up arrangement described below. Furthermore, if New Mountain Finance and the Operating Company receive exemptive relief to permit the Operating Company to pay 50%, on an after tax basis, of the incentive fee in common membership units of the Operating Company, any such common membership units received by the Investment Adviser will be subject to registration rights and also be exchangeable for shares of New Mountain Finance's common stock on a one-for-one basis, subject to the lock-up agreement described below. There can be no assurance that relief will be granted. Furthermore, Steven B. Klinsky and a related entity will have the right to "piggyback", or include their own registrable securities in a demand registration. These registration rights could impair the prevailing market price and impair New Mountain Finance's ability to raise capital by depressing the price at which it could sell its common stock.

Lock-up Agreements

          Each of New Mountain Finance's officers and directors, New Mountain Guardian Partners, L.P. (and its transferees), and each of the members of our Investment Adviser's investment committee have agreed for a period of 180 days from the date of this prospectus, subject to limited exceptions, not to offer, sell or otherwise dispose of any shares of our common stock, options or warrants to acquire shares of our common stock or securities convertible into shares of our common stock owned by them, except with the prior written consent of Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated. The 180-day restricted period will be automatically extended if: (1) during the last 17 days of the 180-day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or material event. Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated have advised us that they have no present intention to, and have not been advised of any circumstances that would lead it to, grant an early release of this restriction. Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated may, however, at any time without notice, release all or any portion of the shares subject to these lock-up agreements. Any early waiver of the lock-up agreements may not be accompanied by an advance public announcement by us, could permit sales of a substantial number of shares and could adversely affect the trading price of our shares. AIV Holdings has also entered into a similar lock-up agreement that prevents the exchange of its common membership units of the Operating Company for up to 180 days after the date of this prospectus, subject to carve outs and an extension in certain circumstances as set forth in "Underwriting".

          In addition, to the extent New Mountain Finance and the Operating Company receive exemptive relief from the SEC to permit the Operating Company to pay 50%, on or after tax basis, of the incentive fee in common membership units of the Operating Company, any common membership units so received by the Investment Adviser will be subject to a 3-year lock-up agreement. Pursuant to this agreement, one-third of the common membership units received by the Investment Adviser will be released from the lock-up agreement on an annual basis until the expiration of each 3-year lock-up period. If the Investment Management Agreement is terminated by the Operating Company, then the lock-up provisions with respect to any shares of New Mountain Finance common stock received by the Investment Adviser or its transferees pursuant to the Investment Management Agreement immediately expire.

 MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

          The following discussion is a general summary of the material federal income tax considerations applicable to New Mountain Finance and an investment in shares of New Mountain Finance's common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the "Code", the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the "Treasury regulations", the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the "IRS", (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to the Operating Company and New Mountain Finance are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to the Operating Company's assets and the manner in which the Operating Company and New Mountain Finance operate, and certain complicated tax accounting calculations. New Mountain Finance and the Operating Company have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting New Mountain Finance, the Operating Company and/or New Mountain Finance stockholders. For example, this summary does not describe all federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of New Mountain Finance's common stock through a foreign financial institution, persons that hold shares of New Mountain Finance's common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding New Mountain Finance's common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold New Mountain Finance's common stock as capital assets for federal income tax purposes (generally, assets held for investment) and that all of the parties to the LLC Agreement comply with all of their respective representations, covenants and agreements contained in the LLC Agreement in accordance with their terms. This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if the Operating Company invested in tax-exempt securities or certain other investment assets.

          A "U.S. stockholder" generally is a beneficial owner of shares of New Mountain Finance's common stock that is, for federal income tax purposes:

  •
  A citizen or individual resident of the United States;

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  A corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

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  A trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for federal income tax purposes; or

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  An estate, the income of which is subject to federal income taxation regardless of its source.

          A "Non-U.S. stockholder" generally is a beneficial owner of shares of New Mountain Finance's common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for federal income tax purposes.

          If a partnership, or other entity or arrangement treated as a partnership for federal income tax purposes, holds shares of New Mountain Finance's common stock, the federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of New Mountain Finance's common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of New Mountain Finance's common stock.

          Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of New Mountain Finance's common stock will depend on the facts of his, her or its particular situation. Prospective investors should refer to "— Recently Enacted Legislation" below for a description of recently enacted legislation that imposes, effective for payments made after December 31, 2012, a 30% federal withholding tax on payments of distributions on, and the gross proceeds of a sale of, New Mountain Finance's common stock to a foreign financial institution or non-financial foreign entity, unless various reporting requirements are satisfied (and stockholders may be required to provide certain information in connection with these reporting requirements). You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

New Mountain Finance's Election to be Taxed as a RIC

          New Mountain Finance intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2011. As a RIC, New Mountain Finance generally will not pay corporate-level federal income taxes on any income that New Mountain Finance timely distributes to its stockholders as dividends. Rather, dividends distributed by New Mountain Finance generally will be taxable to New Mountain Finance's stockholders, and any net operating losses, foreign tax credits and other tax attributes of New Mountain Finance generally will not pass through to New Mountain Finance's stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income recognized by New Mountain Finance. See "— Taxation of U.S. Stockholders" and "— Taxation of Non-U.S. Stockholders" below.

          To qualify as a RIC, New Mountain Finance must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify as a RIC, New Mountain Finance must distribute to its stockholders, for each taxable year, at least 90% of its "investment company taxable income", which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

 Taxation of New Mountain Finance as a RIC

          If New Mountain Finance:

  •
  qualifies as a RIC; and

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  satisfies the Annual Distribution Requirement,

then New Mountain Finance will not be subject to federal income tax on the portion of its income that it timely distributes (or is deemed to timely distribute) to its stockholders. New Mountain Finance will be subject to federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders.

          New Mountain Finance will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless New Mountain Finance distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). While New Mountain Finance intends to make distributions to its stockholders in each taxable year that will be sufficient to avoid any federal excise tax on its earnings, there can be no assurance that New Mountain Finance will be successful in entirely avoiding this tax.

          In order to qualify as a RIC for federal income tax purposes, New Mountain Finance must, among other things:

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  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships", or other income derived with respect to New Mountain Finance's business of investing in such stock or securities (the "90% Income Test"); and

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  diversify its holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of New Mountain Finance's assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of New Mountain Finance's assets or more than 10% of the outstanding voting securities of the issuer; and

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  no more than 25% of the value of New Mountain Finance's assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by New Mountain Finance and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

          As discussed above in "Formation Transactions and Related Agreements — Holding Company Structure", after completion of the formation transactions and this offering, New Mountain Finance's sole asset will be its direct ownership of common membership units in the Operating Company, and New Mountain Finance's only source of cash flow from operations will be distributions from the Operating Company. As discussed below, the Operating Company expects to be treated for federal income tax purposes as a partnership in each taxable year (or portion thereof) during which the Operating Company has at least two members.

          For federal income tax purposes, New Mountain Finance will take into account in each taxable year (or portion thereof) during which the Operating Company is treated as a partnership for such purposes, New Mountain Finance's allocable share of the Operating Company's items of income, gain, loss, deduction and credit, subject to the discussion in "— Investment in the Operating Company" below. If New Mountain Finance becomes the Operating Company's sole member, the Operating Company will be treated as a disregarded entity for federal income tax purposes, and New Mountain Finance will take into account all of the Operating Company's assets and items of income, gain, loss, deduction and credit for such purposes.

          SLF expects to be treated as a disregarded entity for federal income tax purposes. As a result, SLF will itself not be subject to federal income tax and, for federal income tax purposes, the Operating Company will take into account all of SLF's assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to the Operating Company include SLF.

          The Code mandates a partnership look-through rule in applying the 90% Income Test to a RIC that holds an interest in a partnership. Therefore, New Mountain Finance's allocable share of the Operating Company's income will be treated as qualifying income for purposes of the 90% Income Test to the extent that such income would be qualifying income if realized directly by New Mountain Finance in the same manner as such income was realized by the Operating Company.

          You should be aware that the Code and applicable Treasury regulations do not contain an explicit partnership look-through rule for purposes of the Diversification Tests. However, analogous provisions in the tax law, general principles of partnership taxation and the purpose and intention of the tax laws governing RICs support partnership look-through treatment for this purpose. In addition, in Revenue Procedure 2001-57 (the "Revenue Procedure"), the IRS provided a safe harbor for a typical "master-feeder" structure pursuant to which a RIC that invests in an investment partnership (similar to the Operating Company) will be treated for purposes of the Diversification Tests as if the RIC directly invested in the assets held by such partnership, determined in accordance with the RIC's percentage ownership of the capital interests in such partnership, if the RIC meets certain requirements. Most importantly, the Revenue Procedure requires that, except as required by Section 1.704-3 of the Treasury regulations, the RIC's allocable share of each item of the partnership's income, gain, loss, deduction, and credit is proportionate to the RIC's percentage ownership of the capital interests in the partnership (the "Proportionate Allocation Requirement"). Although New Mountain Finance will not satisfy all of the requirements of the Revenue Procedure, New Mountain Finance will satisfy the Proportionate Allocation Requirement, which appears to be the main substantive requirement of the Revenue Procedure. The Revenue Procedure reflects the administrative interpretations of the IRS in rulings that have been issued to other taxpayers and the IRS's administrative practice in other revenue procedures. However, such administrative interpretations and practice do not constitute official precedent that is binding on a court or the IRS. Accordingly, although there is no authority directly applicable to New Mountain Finance and thus the matter is not free from doubt, it is expected that New Mountain Finance will be treated as if it directly invested in its pro rata share of the assets held by the Operating Company for purposes of the Diversification Tests. Nevertheless, there can be no assurance that the IRS will not successfully assert that New Mountain Finance does not meet the Diversification Tests because it is unable to look through to the Operating Company's assets for purposes of the Diversification Tests. In that case, New Mountain Finance would fail to qualify as a RIC and thus become subject to corporate-level federal income tax (and any applicable state and local taxes).

          Subject to the foregoing, it is intended (1) that the Operating Company will be operated in a manner that enables New Mountain Finance to satisfy the 90% Income Test and the Diversification Tests on a look-through basis, and (2) that the distributions made by the Operating Company to its members will be sufficient to enable New Mountain Finance to satisfy the Annual Distribution Requirement and Excise Tax Avoidance Requirement, thereby enabling New Mountain Finance to qualify and maintain its status as a RIC and avoid the 4% federal excise tax on its earnings. However, no assurance can be given in this regard.

          For federal income tax purposes, New Mountain Finance will include in its taxable income its allocable share of certain amounts that the Operating Company has not yet received in cash. For example, if the Operating Company holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), New Mountain Finance must include in its taxable income in each year its allocable share of the portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Operating Company in the same taxable year. New Mountain Finance may also have to include in its taxable income its allocable share of other amounts that the Operating Company has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because New Mountain Finance's allocable share of such original issue discount or other amounts accrued will be included in New Mountain Finance's investment company taxable income for the year of accrual and before the Operating Company receives any corresponding cash payments, New Mountain Finance may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though New Mountain Finance will not have received any corresponding distribution from the Operating Company.

          Accordingly, to enable the Operating Company to make distributions to its members that will be sufficient to enable New Mountain Finance to satisfy the Annual Distribution Requirement, the Operating Company may need to sell some of the Operating Company's assets at times and/or at prices that the Operating Company would not consider advantageous, New Mountain Finance or the Operating Company may need to raise additional equity or debt capital or the Operating Company may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Operating Company's business (or be unable to take actions that are advantageous to the Operating Company's business). If the Operating Company or New Mountain Finance is unable to obtain cash from other sources to enable New Mountain Finance to satisfy the Annual Distribution Requirement, New Mountain Finance may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax (and any applicable state and local taxes).

          Because the Operating Company intends to use debt financing, the Operating Company may be prevented by financial covenants contained in the Credit Facility, the SLF Credit Facility and other debt financing agreements from making distributions to the Operating Company's members in certain circumstances. In addition, under the 1940 Act, the Operating Company is generally not permitted to make distributions to the Operating Company's members while the Operating Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation — Senior Securities". Limits on the Operating Company's distributions to its members may prevent New Mountain Finance from satisfying the Annual Distribution Requirement and, therefore, may jeopardize New Mountain Finance's qualification for taxation as a RIC, or subject New Mountain Finance to the 4% federal excise tax.

          Although the Operating Company does not presently expect to do so, the Operating Company may borrow funds and sell assets in order to make distributions to its members that are sufficient for New Mountain Finance to satisfy the Annual Distribution Requirement. However, the Operating Company's ability to dispose of assets may be limited by (1) the illiquid nature of the Operating Company's portfolio and/or (2) other requirements relating to New Mountain Finance's status as a RIC, including the Diversification Tests. If the Operating Company disposes of assets in order for New Mountain Finance to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Operating Company may make such dispositions at times that, from an investment standpoint, are not advantageous.

          A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If New Mountain Finance's expenses in a given year exceed New Mountain Finance's investment company taxable income, New Mountain Finance would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, New Mountain Finance may for tax purposes have aggregate taxable income for several years that New Mountain Finance is required to distribute and that is taxable to its stockholders even if such income is greater than the aggregate net income New Mountain Finance actually earned during those years. Because New Mountain Finance will be a holding company, New Mountain Finance will only be able to make such required distributions on its common stock from distributions received from the Operating Company. Such distributions to New Mountain Finance may be made from the Operating Company's cash assets or by liquidation of the Operating Company's investments, if necessary. The Operating Company may recognize gains or losses from such liquidations. In the event the Operating Company recognizes net capital gains from such transactions, New Mountain Finance will be required to take into account its allocable share of such net capital gains (subject to the discussion in "— Investment in the Operating Company" below) and, consequently, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Failure of New Mountain Finance to Qualify as a RIC

          If New Mountain Finance fails to satisfy the 90% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, it may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which may, among other things, require it to pay certain corporate-level federal taxes or to dispose of certain assets). If New Mountain Finance fails to qualify for treatment as a RIC and such relief provisions do not apply to New Mountain Finance, New Mountain Finance will be subject to federal income tax on all of its taxable income at regular corporate rates (and also will be subject to any applicable state and local taxes), regardless of whether New Mountain Finance makes any distributions to its stockholders. Distributions would not be required. Any such distributions would be taxable to its stockholders as ordinary dividend income and, subject to certain limitations under the Code, any such distributions made in taxable years beginning before January 1, 2013 would be eligible for the 15% maximum rate applicable to non-corporate taxpayers to the extent of New Mountain Finance's current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of New Mountain Finance's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

          Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, New Mountain Finance could be subject to tax on any unrealized net built-in gains in the assets held by New Mountain Finance during the period in which New Mountain Finance failed to qualify as a RIC that are recognized during the 10-year period after its requalification as a RIC, unless New Mountain Finance made a special election to pay corporate-level federal income tax on such built-in gain at the time of New Mountain Finance's requalification as a RIC. New Mountain Finance may decide to be taxed as a regular corporation even if New Mountain Finance would otherwise qualify as a RIC if New Mountain Finance determines that treatment as a corporation for a particular year would be in its best interests.

Investment in the Operating Company

          As of March 31, 2011 and December 31, 2010, respectively, the total fair market value of the Operating Company's existing assets was estimated to exceed their total adjusted tax basis for federal income tax purposes by approximately $31.4 million and $30.9 million (such excess is referred to herein as the "net built-in gains"), comprised of approximately $31.8 million and $32 million of built-in gains and approximately $0.4 million and $1.1 million of built-in losses. Included in the $31.4 million and $30.9 million of net built-in gains was approximately $1.9 million and $1.7 million of built-in gains that was estimated to be attributable to Guardian Partners' existing assets. As discussed in more detail below, the structure resulting from the formation transactions is designed to generally prevent New Mountain Finance from recognizing taxable income in respect of the built-in gains in our existing assets (generally determined as of the cutoff date) with the result that any distributions made to New Mountain Finance's stockholders that are attributable to such built-in gains generally will not be treated as taxable dividends.

Taxation of the Operating Company

          In general, a partnership (other than a publicly traded partnership taxable as a corporation) is not subject to federal income tax on its income. Rather, the partners of the partnership must report on their federal income tax returns their allocable share of the items of income, gain, loss, deduction and credit of the partnership, and are potentially subject to federal income tax thereon, without regard to whether the partners receive any distributions from the partnership. Generally, an entity with two or more members formed as a partnership or limited liability company under state law will be treated as a partnership for federal income tax purposes unless the entity specifically elects to be taxable as a corporation. It is expected that the Operating Company will be treated for federal income tax purposes as a partnership for so long as the Operating Company has at least two members because the Operating Company was formed as a limited liability company under state law and will not elect to be taxable as a corporation.

          However, an entity that would otherwise be classified as a partnership for federal income tax purposes may nonetheless be taxable as a corporation if it is a "publicly traded partnership". A partnership would be treated as a publicly traded partnership if its interests are traded on an established securities market or are readily tradable on a secondary market or a substantial equivalent thereof, within the meaning of applicable Treasury regulations. The LLC Agreement contains certain limitations on transfers and redemptions of the common membership units of the Operating Company that are intended to cause the Operating Company to qualify for an exemption from being a publicly traded partnership under one or more of the safe harbors contained in the applicable Treasury regulations. Accordingly, it is expected that the Operating Company will not be treated as a publicly traded partnership taxable as a corporation. Nevertheless, if for any reason the Operating Company were taxable as a corporation, New Mountain Finance would be treated as owning, as its sole asset, interests in a corporation. Consequently, New Mountain Finance would be unable to satisfy the Diversification Tests which, in turn, would prevent New Mountain Finance from qualifying as a RIC. See "— Failure of New Mountain Finance to Qualify as a RIC" for a discussion of the effect of New Mountain Finance's failure to meet the Diversification Tests for a taxable year. In addition, the Operating Company's income would be subject to corporate-level federal income tax.

          This entire discussion (including the discussion above under "Taxation of New Mountain Finance as a RIC") assumes that the Operating Company will be treated as a partnership that is not a publicly traded partnership taxable as a corporation in each taxable year (or portion thereof) during which the Operating Company has at least two members.

Allocations of Income, Gain, Loss, Deduction and Credit

          The LLC Agreement provides that, except as required by Section 704(c) of the Code and Section 1.704-3 of the Treasury regulations (discussed below), items of income, gain, loss, deduction and credit will be allocated to the members of the Operating Company, including New Mountain Finance, in proportion to the number of outstanding common membership units of the Operating Company held by each such member. It is expected that the allocations of these items provided for in the LLC Agreement will comply with the requirements regarding partnership allocations contained in Section 704(b) of the Code and the Treasury regulations. If the IRS were to determine that the allocations did not so comply, these items would be reallocated in accordance with the partners' interest in the partnership.

Tax Allocations With Respect to Certain Assets

          Under Section 704(c) of the Code and Section 1.704-3 of the Treasury regulations, income, gain, loss and deduction attributable to an appreciated or depreciated asset that is contributed to a partnership in exchange for an interest in the partnership, or is attributable to an asset of the partnership that has been revalued on the books of the partnership, must be allocated in a manner so that the contributing partner, or the partners that held an interest in the partnership at the time of such revaluation, are allocated the tax gain or loss attributable to the unrealized gain or unrealized loss in the asset at the time of such contribution or revaluation. The amount of the unrealized gain or unrealized loss generally is equal to the difference (i.e., the book-tax difference) between the fair market value and the adjusted tax basis of the relevant asset at the time of contribution or revaluation, as adjusted from time to time. These allocations are designed so that the taxable gain or loss on an asset contributed or revalued is allocated to the partners that earned such gain or loss for economic purposes. These allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.

          For federal income tax purposes, Guardian AIV and New Mountain Guardian Partners, L.P. contributed assets with built-in gains and built-in losses to the Operating Company in exchange for common membership units of the Operating Company in connection with the formation transactions. In certain circumstances, book-tax differences may arise as a result of a revaluation of the Operating Company's assets, including in connection with contributions by New Mountain Finance to the Operating Company of distributions reinvested by New Mountain Finance's stockholders under New Mountain Finance's dividend reinvestment plan. The LLC Agreement requires that allocations attributable to these assets be made in a manner consistent with Section 704(c) of the Code and Section 1.704-3 of the Treasury regulations.

          It is expected that the built-in gains (determined as of the cutoff date subject to reasonable adjustments as determined by the Operating Company's board of directors) attributable to the assets contributed by Guardian AIV to the Operating Company, when recognized by the Operating Company for federal income tax purposes, either (i) will be allocated to AIV Holdings (and not New Mountain Finance) or (ii) will be allocated to New Mountain Finance to the extent attributable to common membership units of the Operating Company that New Mountain Finance acquired from AIV Holdings in exchange for shares of New Mountain Finance common stock, but that any such allocations of built-in gains to New Mountain Finance generally will be offset as a result of upward adjustments in New Mountain Finance's share of the Operating Company's tax basis in the assets contributed by Guardian AIV to the Operating Company arising as a result of New Mountain Finance's acquisition of such common membership units (as discussed below). Similarly, it is expected that the built-in gains (determined as of the cutoff date subject to reasonable adjustments as determined by the Operating Company's board of directors) attributable to the assets contributed by New Mountain Guardian Partners, L.P. to the Operating Company, when recognized by the Operating Company for federal income tax purposes, will be allocated to New Mountain Finance, but that, except as discussed below, any such allocations of built-in gains to New

Mountain Finance will be offset as a result of upward adjustments in New Mountain Finance's share of the Operating Company's tax basis in the assets contributed by New Mountain Guardian Partners, L.P. to the Operating Company. Accordingly, except as discussed below, it is expected that the allocations of built-in gains to AIV Holdings and the upward adjustments in New Mountain Finance's share of the Operating Company's tax basis in its assets (in the case of assets contributed by Guardian AIV to the Operating Company, as a general matter, provided the value per share of the shares of New Mountain Finance common stock received by AIV Holdings in each exchange is not less than the cutoff NAV per unit of the Operating Company subject to any such adjustments referred to above) will generally prevent New Mountain Finance from recognizing taxable income in respect of the built-in gains in our existing assets (determined as of the cutoff date subject to any such adjustments referred to above), when such built-in gains are recognized by the Operating Company for federal income tax purposes, with the result that any distributions made to New Mountain Finance's stockholders that are attributable to such recognized built-in gains generally will not be treated as taxable dividends. It is expected that, under Section 704(c)(1)(C) of the Code, any built-in losses in our existing assets (determined as of the cut-off date) will not be allocable to either New Mountain Finance or AIV Holdings because neither of them will be treated as the "contributing partner" with respect to our existing assets.

          Section 1.704-3 of the Treasury regulations provides a partnership with a choice of several methods of accounting for book-tax differences. The Operating Company has not yet decided what method will be used to account for book-tax differences attributable to assets contributed to the Operating Company by Guardian AIV and New Mountain Guardian Partners, L.P. It should be noted that the method selected by the Operating Company may result in a smaller amount of taxable loss or a greater amount of taxable gain being allocated to New Mountain Finance by the Operating Company as compared to other available methods. Any asset purchased by the Operating Company for cash after admission of New Mountain Finance to the Operating Company will initially have a tax basis equal to the asset's fair market value and, accordingly, Section 704(c) of the Code will not initially apply.

Distributions and Constructive Distributions

          Distributions by the Operating Company to New Mountain Finance generally will not be taxable to New Mountain Finance. However, New Mountain Finance will have taxable income in the event that the amount of distributions that New Mountain Finance receives from the Operating Company, or the amount of any decrease in New Mountain Finance's share of the Operating Company's indebtedness (any such decrease being considered a constructive cash distribution to New Mountain Finance), exceeds New Mountain Finance's adjusted tax basis in its common membership units in the Operating Company. Such taxable income would normally be characterized as capital gain.

          In the event that New Mountain Finance becomes the sole member of the Operating Company, the Operating Company will cease to be treated as a partnership for federal income tax purposes and will be deemed to liquidate (thereafter being treated as a disregarded entity for federal income tax purposes). It is not expected that New Mountain Finance would recognize loss as a result of this deemed liquidation. However, it is possible that, under certain circumstances, New Mountain Finance would recognize gain as a result of this deemed liquidation and would be required to make a distribution to its stockholders in respect of such gain to satisfy the Annual Distribution Requirement even though New Mountain Finance would not have received any corresponding cash payment. See the discussion above under "— Taxation of New Mountain Finance as a RIC". The rules applicable to determining tax basis in assets received in a liquidating distribution from a partnership could operate to cause New Mountain Finance's tax basis in such assets to differ from its proportionate share of the tax basis in such assets while held by the

Operating Company. This could affect the amount of gain or loss recognized by New Mountain Finance as a result of the retirement, redemption, sale or other disposition of such assets.

Section 754 Election

          The Operating Company intends to make an election under Section 754 of the Code. A Section 754 election is irrevocable without the consent of the IRS. This election generally permits a person that acquires an interest in a partnership by sale or exchange (such as New Mountain Finance when it acquires common membership units of the Operating Company from New Mountain Guardian Partners, L.P. and AIV Holdings, as discussed below) to adjust its share of the tax basis in the partnership's assets ("inside basis") pursuant to Section 743(b) of the Code to fair market value (as reflected by the consideration paid for the partnership interest), as if such person had acquired a direct interest in the partnership's assets. The Section 743(b) adjustment is attributed solely to the person that so acquires an interest in a partnership and is not added to the tax basis of the partnership's assets associated with all of the partners in the partnership. The calculations involved in applying the Section 754 election are complex. It is expected that the Operating Company will make such calculations on the basis of its determination as to the value of its assets and other matters.

          It is expected that, as a result of the transfer of common membership units of the Operating Company to New Mountain Finance by New Mountain Guardian Partners, L.P. in connection with the formation transactions, New Mountain Guardian Partners, L.P. will make an election that should result in the corporate partner of New Mountain Guardian Partners, L.P. recognizing its distributive share of the built-in gain inherent in such common membership units, which at December 31, 2010, was approximately 95% of the built-in gain inherent in such common membership units at that date. This election, along with the Section 754 election, is expected to result in an increase (determined at the cutoff date subject to reasonable adjustments as determined by the Operating Company's board of directors) in New Mountain Finance's share of the Operating Company's tax basis in the assets that were contributed by New Mountain Guardian Partners, L.P. to the Operating Company with built-in gains (as discussed above) by an amount equal to the built-in gain in such common membership units so recognized by the corporate partner of New Mountain Guardian Partners, L.P. This increase in tax basis is expected to offset allocations made to New Mountain Finance under Section 704(c) of the Code resulting from the Operating Company's recognition of built-in gains in the assets that were contributed by New Mountain Guardian Partners, L.P. to the Operating Company (as discussed above).

          It is also expected that the remaining distributive share of New Mountain Guardian Partners, L.P.'s built-in gain inherent in common membership units transferred by New Mountain Guardian Partners, L.P. to New Mountain Finance, which at December 31, 2010, was approximately 5% of the built-in gain inherent in such common membership units at that date, will not result in any increase in New Mountain Finance's share of the Operating Company's tax basis in the assets that were contributed by New Mountain Guardian Partners, L.P. to the Operating Company. Accordingly, it is expected that allocations made to New Mountain Finance under Section 704(c) of the Code resulting from the Operating Company's recognition of built-in gains in these assets will not be offset to this extent, with the result that any distributions made to New Mountain Finance's stockholders that are attributable to such recognized built-in gains generally will be treated as taxable dividends to this extent even though such distributions could represent a return of such stockholder's investment.

          In addition, it is expected that, as a result of an exchange by AIV Holdings of common membership units of the Operating Company for shares of New Mountain Finance's common stock, New Mountain Finance's share of the Operating Company's tax basis in assets that were contributed to the Operating Company by Guardian AIV and have built-in gains as of the time of the exchange will be increased to reflect the value of the shares of New Mountain Finance's common stock received by AIV Holdings. This increase in tax basis is expected to generally offset allocations made after such exchange to New Mountain Finance under Section 704(c) of the Code resulting from the recognition of such built-in gains (as discussed above).

Tax Matters

          New Mountain Finance will be the Operating Company's tax matters member and, as such, will have the authority to handle any tax audits of the Operating Company. Under the LLC Agreement, New Mountain Finance will generally be prohibited from taking any action in its capacity as tax matters member, which it knows (or would reasonably be expected to know) would (or would reasonably be expected to) have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners. AIV Holdings will also have a consent right over New Mountain Finance's actions as the Operating Company's tax matters member if such action would have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners.

          The Operating Company intends to make an election under Section 754 of the Code and to cause such election to remain in effect for every year of the Operating Company during which the Operating Company is treated as a partnership for federal income tax purposes. The Operating Company's board of directors will have the authority to cause the Operating Company to make all other tax elections, and all decisions and positions taken with respect to the Operating Company's taxable income or tax loss (or items thereof) under the Code or other applicable tax law will be made in such manner as may be reasonably determined by the Operating Company's board of directors. Under the LLC Agreement, the Operating Company's board of directors will generally be prohibited from making tax elections or making any decision or taking any position with respect to allocations of taxable income that the Operating Company's board of directors knows (or would reasonably be expected to know) would (or would reasonably be expected to) adversely affect New Mountain Finance's status as a RIC or have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners and a greater negative impact proportionally on the amount of taxable inclusions incurred by AIV Holdings with respect to income allocated to it by the Operating Company than if such election, decision or position had not been made or taken.

          References in the remainder of this discussion to the tax consequences of New Mountain Finance investments and activities refer solely to the investments and activities of the Operating Company.

The Operating Company's Investments — General

          Certain of the Operating Company's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause New Mountain Finance to recognize income or gain without receipt of a corresponding distribution of cash from the Operating Company, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. The Operating Company intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

Passive Foreign Investment Companies

          If the Operating Company purchases shares in a "passive foreign investment company" (a "PFIC"), New Mountain Finance may be subject to federal income tax on its allocable share of a portion of any "excess distribution" received on, or any gain from the disposition of, such shares even if New Mountain Finance's allocable share of such income is distributed by it as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on New Mountain Finance in respect of deferred taxes arising from any such excess distribution or gain. If the Operating Company invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, New Mountain Finance will be required to include in income each year its allocable share of the Operating Company's proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, the Operating Company may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, New Mountain Finance will recognize as ordinary income its allocable share of any increase in the value of such shares, and as ordinary loss its allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, New Mountain Finance may be required to recognize in a year income in excess of distributions from PFICs made by the Operating Company to New Mountain Finance and the Operating Company's proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. See "— Taxation of New Mountain Finance as a RIC" above.

Foreign Currency Transactions

          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Operating Company accrues income, expenses or other liabilities denominated in a foreign currency and the time the Operating Company actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

          The remainder of this discussion assumes that New Mountain Finance qualifies as a RIC for each taxable year.

 Taxation of U.S. Stockholders

          The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to "— Taxation of Non-U.S. Stockholders" below.

Distributions

          Distributions by New Mountain Finance generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of New Mountain Finance's "investment company taxable income" (which is, generally, New Mountain Finance's net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of New Mountain Finance's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent that such distributions paid by New Mountain Finance in taxable years beginning before January 1, 2013 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by New Mountain Finance will generally not be attributable to dividends received by New Mountain Finance and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of New Mountain Finance's net capital gains (which are generally New Mountain Finance's realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2013 and properly reported by New Mountain Finance as "capital gain dividends" in written statements furnished to its stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of New Mountain Finance's earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

          New Mountain Finance may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution". In that case, among other consequences, (i) New Mountain Finance will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by New Mountain Finance. Because New Mountain Finance expects to pay tax on any retained net capital gains at the regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, New Mountain Finance must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. New Mountain Finance cannot treat any of its investment company taxable income as a "deemed distribution".

          For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, New Mountain Finance may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If New Mountain Finance makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by New Mountain Finance in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.

          If an investor purchases shares of New Mountain Finance's common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

          New Mountain Finance will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions from New Mountain Finance generally will be reported to the IRS (including the amount of dividends, if any, that are Qualifying Dividends eligible for the 15% maximum rate). Dividends paid by New Mountain Finance generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because New Mountain Finance's income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

Alternative Minimum Tax

          As a RIC, New Mountain Finance will be subject to alternative minimum tax, also referred to as "AMT", but any items that are treated differently for AMT purposes must be apportioned between New Mountain Finance and its U.S. stockholders, and this may affect the U.S. stockholders' AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to New Mountain Finance's taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

Dividend Reinvestment Plan

          Under the dividend reinvestment plan, if a U.S. stockholder owns shares of New Mountain Finance's common stock registered in the U.S. stockholder's own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of New Mountain Finance's common stock unless the U.S. stockholder opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of New Mountain Finance's common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Dispositions

          A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of New Mountain Finance's common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of New Mountain Finance's common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of New Mountain Finance's common stock may be disallowed if other shares of New Mountain Finance's common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In general, non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2013, including any long-term capital gain derived from an investment in shares of New Mountain Finance's common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum rate on net capital gain for non-corporate U.S. stockholders is scheduled to increase to 20% for taxable years beginning after December 31, 2012. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income", which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations

          Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to New Mountain Finance's common stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

          New Mountain Finance may be required to withhold federal income tax ("backup withholding"), at a current rate of 28% (which rate currently is scheduled to increase to 31% in 2013), from any taxable distribution to a U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) that fails to provide New Mountain Finance or the distribution paying agent with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies New Mountain Finance that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

          The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of New Mountain Finance's common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of New Mountain Finance's common stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their tax advisers before investing in New Mountain Finance's common stock.

Distributions; Dispositions

          Subject to the discussion in "— Recently Enacted Legislation" below, distributions of New Mountain Finance's "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of New Mountain Finance's current or accumulated earnings and profits, unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), New Mountain Finance will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

          In addition, dividends with respect to any taxable year of New Mountain Finance beginning on or before December 31, 2011 will not be subject to withholding of federal income tax to the extent the dividends are reported by New Mountain Finance as "interest-related dividends" or "short-term capital gain dividends" in written statements furnished to its stockholders. Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to withholding of federal income tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. No assurance can be given as to whether any of New Mountain Finance's distributions will be eligible for this exemption from withholding tax or, if eligible, will be reported as such by New Mountain Finance. In addition, no assurance can be given as to whether this exemption will be extended for taxable years after 2011.

          Subject to the discussion in "— Recently Enacted Legislation" below, actual or deemed distributions of New Mountain Finance's net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of New Mountain Finance's common stock, will not be subject to federal income or withholding tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder).

          If New Mountain Finance distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax New Mountain Finance pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of New Mountain Finance's common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in shares of New Mountain Finance's common stock may not be appropriate for a Non-U.S. stockholder.

Dividend Reinvestment Plan

          Under New Mountain Finance's dividend reinvestment plan, if a Non-U.S. stockholder owns shares of New Mountain Finance's common stock registered in the Non-U.S. stockholder's own name, the Non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of New Mountain Finance's common stock unless it opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". If the distribution is a distribution of New Mountain Finance's investment company taxable income, is not designated by New Mountain Finance as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the amount distributed (to the extent of New Mountain Finance's current or accumulated earnings and profits) will be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in New Mountain Finance's common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the full amount of the distribution generally will be reinvested in New Mountain Finance's common stock and will nevertheless be subject to federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of New Mountain Finance's common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

Backup Withholding

          A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, will be subject to information reporting and may be subject to backup withholding of federal income tax on taxable distributions unless the Non-U.S. stockholder provides New Mountain Finance or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

          Non-U.S. stockholders should consult their own tax advisers with respect to the federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in shares of New Mountain Finance's common stock.

 Recently Enacted Legislation

          On March 18, 2010, President Obama signed the Hiring Incentives to Restore Employment Act into law. Effective for payments made after December 31, 2012, this law imposes a 30% federal withholding tax on payments of distributions on, and the gross proceeds of a sale of, New Mountain Finance's common stock to a foreign financial institution or non-financial foreign entity, unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) and (ii) in the case of a non-financial foreign entity, such entity provides the withholding agent with a certification identifying the direct and indirect U.S. owners of the entity. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes. Stockholders are encouraged to consult with their own tax advisers regarding the possible implications of this recently enacted legislation on their investment in New Mountain Finance's common stock.

Certain State, Local and Foreign Tax Matters

          We and New Mountain Finance's stockholders may be subject to state, local or foreign taxation in various jurisdictions in which we or they transact business, own property or reside. The state, local or foreign tax treatment of us and New Mountain Finance's stockholders may not conform to the federal income tax treatment discussed above. In particular, the Operating Company's investment in foreign securities may be subject to foreign withholding taxes and the Operating Company may be subject to the New York City Unincorporated Business Tax which is imposed at a 4% rate. The imposition of any such foreign, New York City or other taxes would reduce cash available for distribution to New Mountain Finance's stockholders, and New Mountain Finance's stockholders would not be entitled to claim a credit or deduction with respect to such taxes. Prospective investors should consult with their own tax advisers regarding the application and effect of state, local and foreign income and other tax laws on an investment in shares of New Mountain Finance's common stock.

REGULATION

          New Mountain Finance and the Operating Company intend to elect to be treated as business development companies under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to investments by a business development company in another investment company and transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than "interested persons", as that term is defined in the 1940 Act. In addition, the 1940 Act provides that New Mountain Finance and the Operating Company may not change the nature of our business so as to cease to be, or to withdraw their respective elections as, business development companies unless approved by a majority of our outstanding voting securities. The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

          New Mountain Finance is relying on the provisions of Section 12(d)(1)(E) of the 1940 Act, which requires, among other things, that its investment in the Operating Company be its only asset and that its shareholders are entitled to vote on a "pass-through" basis with the Operating Company's other voting security holders. Under the 1940 Act, the investors in AIV Holdings will likewise have pass through voting rights with respect to the election of the Operating Company's directors and other matters requiring a vote of the Operating Company's security holders.

          New Mountain Finance may, to the extent permitted under the 1940 Act, issue additional equity capital, which would in turn increase the equity capital available to the Operating Company. New Mountain Finance will generally not be able to issue and sell its common stock at a price below net asset value per share. See "Risk Factors — Risks Relating to Our Business — Regulations governing the operations of business development companies will affect New Mountain Finance's ability to raise additional equity capital as well as the Operating Company's ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies". New Mountain Finance may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below the then-current net asset value of its common stock if its board of directors determines that such sale is in the best interests of New Mountain Finance and the best interests of its stockholders, and its stockholders approve such sale. In addition, New Mountain Finance may generally issue new shares of its common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

          As a business development company, the Operating Company will not generally be permitted to invest in any portfolio company in which the Investment Adviser or any of its affiliates currently have an investment or to make any co-investments with the Investment Adviser or its affiliates without an exemptive order from the SEC.

          In addition, as business development companies, New Mountain Finance and the Operating Company are not permitted to issue stock or membership units in consideration for services. New Mountain Finance and the Operating Company intend to seek exemptive relief to permit the Operating Company to pay 50% of the incentive fee payable to the Investment Adviser in common membership units of the Operating Company which will be exchangeable into shares of New Mountain Finance's common stock and to treat the receipt of such common membership units as an exempt purchase under Section 16 of the Exchange Act. There can be no assurance that the exemptive relief requested will be granted.

 Qualifying Assets

          Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. Because New Mountain Finance will have no assets other than its ownership of common membership units of the Operating Company and will have no material long-term liabilities, New Mountain Finance will look to the Operating Company's assets for purposes of satisfying these requirements. The principal categories of qualifying assets relevant to our business are any of the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange;

  (ii)
  has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

  (iii)
  is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

  (iv)
  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Operating Company already owns 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

          In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

          In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the Operating Company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance, except that, where the Operating Company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate will provide such managerial assistance on the Operating Company's behalf to portfolio companies that request this assistance.

Temporary Investments

          Pending investment in other types of "qualifying assets", as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments", so that 70% of the Operating Company's assets are qualifying assets. Typically, the Operating Company will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of the Operating Company's assets that may be invested in such repurchase agreements. However, if more than 25% of the Operating Company's total assets constitute repurchase agreements from a single counterparty, New Mountain Finance would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, the Operating Company does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which the Operating Company enters into repurchase agreement transactions.

Senior Securities

          The Operating Company is permitted, under specified conditions, to issue multiple classes of debt and one class of membership units senior to its common membership units if the Operating Company's asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Credit Facility or SLF Credit Facility), New Mountain Finance and the

Operating Company must make provisions to prohibit any distribution to their stockholders or members, as applicable, or the repurchase of their equity securities unless the Operating Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Operating Company may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to its asset coverage. The Operating Company will include the assets and liabilities of SLF for purposes of calculating the asset coverage ratio. For a discussion of the risks associated with leverage, see "Risk Factors — Risks Relating to Our Business — Regulations governing the operations of business development companies will affect New Mountain Finance's ability to raise additional equity capital as well as the Operating Company's ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies" and "— The Operating Company will borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us".

Code of Ethics

          New Mountain Finance and the Operating Company have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by New Mountain Finance or the Operating Company so long as such investments are made in accordance with the code's requirements. We have attached this code of ethics as an exhibit to this registration statement. You may also read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090, and copies of the code of ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov. In addition, the code of ethics is available on the SEC's Internet site at http://www.sec.gov.

 Compliance Policies and Procedures

          New Mountain Finance, the Operating Company and the Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and New Mountain Finance and the Operating Company are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. New Mountain Finance's and the Operating Company's chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

          The Operating Company has delegated its proxy voting responsibility to the Investment Adviser. The proxy voting policies and procedures of the Investment Adviser are set forth below. (The guidelines will be reviewed periodically by the Investment Adviser and the Operating Company's non-interested directors, and, accordingly, are subject to change).

Introduction

          As an investment adviser registered under the Advisers Act, the Investment Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

          The policies and procedures for voting proxies for the investment advisory clients of the Investment Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

          The Investment Adviser will vote proxies relating to our securities in the best interest of the Operating Company. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by the Operating Company. Although the Investment Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

          The proxy voting decisions of the Investment Adviser are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

          You may obtain, without charge, information regarding how the Operating Company voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 787 7th Avenue, 48th Floor, New York, NY 10019.

Other

          New Mountain Finance and the Operating Company will be periodically examined by the SEC for compliance with the 1940 Act.

          New Mountain Finance and the Operating Company are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as business development companies, New Mountain Finance and the Operating Company will be prohibited from protecting any director or officer against any liability to New Mountain Finance, or its stockholders, or the Operating Company or its members, arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

          Upon the closing of this offering, New Mountain Finance and the Operating Company will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items, unless and until the Operating Company obtains exemptive relief from the SEC. New Mountain Finance and the Operating Company expect to file an application with the SEC requesting an order exempting the Operating Company from certain reporting requirements mandated by the Exchange Act. In addition, New Mountain Finance and the Operating Company are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect New Mountain Finance and the Operating Company. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, the chief executive officer and chief financial officer of New Mountain Finance and the Operating Company will be required to certify the accuracy of the financial statements contained in their respective periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, New Mountain Finance's and the Operating Company's periodic reports will be required to disclose their respective conclusions about the effectiveness of their disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, beginning for the fiscal year ending December 31, 2012, New Mountain Finance's and the Operating Company's management will be required to prepare a report regarding their assessment of their respective internal control over financial reporting and will be required to obtain an audit of the effectiveness of internal control over financial reporting performed by their independent registered public accounting firm as of December 31, 2012; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, New Mountain Finance's and the Operating Company's periodic reports will be required to disclose whether there were significant changes in their respective internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

          The Sarbanes-Oxley Act requires New Mountain Finance and the Operating Company to review their current policies and procedures to determine whether they comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. New Mountain Finance and the Operating Company intend to monitor their compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that they are in compliance therewith.

Fundamental Investment Policies

          Neither our investment objective nor our investment policies are identified as fundamental. Accordingly, our investment objective and policies may be changed by the Operating Company without the approval of its members.

NYSE Corporate Governance Regulations

          The NYSE has adopted corporate governance regulations that listed companies must comply with. Upon the closing of this offering, New Mountain Finance intends to be in compliance with such corporate governance listing standards applicable to business development companies. New Mountain Finance intends to monitor its compliance with all future listing standards and to take all necessary actions to ensure that it is in compliance therewith.

UNDERWRITING

          New Mountain Finance, the Operating Company and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated are the representatives of the underwriters.

Underwriters	Number of Shares
Goldman, Sachs & Co.
Wells Fargo Securities, LLC
Morgan Stanley & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
RBC Capital Markets, LLC
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Janney Montgomery Scott LLC

Total	8,285,172

          The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares covered by the option described below unless and until this option is exercised.

          If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional 1,242,776 shares from New Mountain Finance. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

          The following table shows the per share and total underwriting discounts and commissions (sales load) to be paid to the underwriters by the Operating Company. Such amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase 1,242,776 additional shares. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. In compliance with such requirements, the underwriting discounts and commissions in connection with the sale of securities will not exceed 10% of gross proceeds of this offering.

	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

          Shares sold by the underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $             per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters' right to reject any order in whole or in part.

          New Mountain Finance, each of its officers and directors, New Mountain Guardian Partners, L.P. (and its transferees), and each of the members of our Investment Adviser's investment committee have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any shares of New Mountain Finance's common stock or securities convertible into or exchangeable for shares of New Mountain Finance's common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, except with the prior written consent of Goldman, Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated. AIV Holdings has also entered into a similar lock-up agreement that prevents the exchange of its common membership units of the Operating Company for up to 180 days after the date of this prospectus, subject to carve outs and an extension in certain circumstances. See "Shares Eligible for Future Sale" for a discussion of certain transfer restrictions.

          The 180-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 180-day restricted period New Mountain Finance issues an earnings release or announce material news or a material event; or (2) prior to the expiration of the 180-day restricted period, New Mountain Finance announces that it will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event.

          At New Mountain Finance's request, the underwriters have reserved up to 5% of the shares for sale at the initial public offering price to persons who are directors, officers or employees, or who are otherwise associated with New Mountain through a directed share program. The number of shares available for sale to the general public will be reduced by the number of directed shares purchased by participants in the program. Except for certain participants who have entered into lock-up agreements as contemplated in the immediately preceding two paragraphs, each person buying shares through the directed share program has agreed that, for a period of 180 days from the date of this prospectus, he or she will not, without the prior written consent of the representatives, dispose of or hedge any shares or any securities convertible into or exchangeable for New Mountain Finance's common stock with respect to shares purchased in the program. For certain participants purchasing shares through the directed share program, the lock-up agreements contemplated in the immediately preceding two paragraphs shall govern with respect to their purchases. The representatives in their sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Any directed shares not purchased will be offered by the underwriters to the general public on the same basis as all other shares offered. New Mountain Finance and the Operating Company have agreed to indemnify the underwriters against certain liabilities and expenses, including liabilities under the Securities Act, in connection with sales of the directed shares.

          Prior to the offering, there has been no public market for the shares. The initial public offering price has been negotiated among New Mountain Finance and the representatives. Among the factors to be considered in determining the initial public offering price of the shares, in addition to prevailing market conditions, will be estimates of the business potential and earnings prospects of New Mountain Finance and the Operating Company, an assessment of New Mountain Finance's and the Operating Company's management and the consideration of the above factors in relation to market valuation of companies in related businesses.

          Our common stock has been approved for listing on the New York Stock Exchange under the symbol "NMFC". In order to meet one of the requirements for listing its shares of common stock on the New York Stock Exchange, the underwriters have undertaken to sell 100 or more shares of New Mountain Finance's common stock to a minimum of 400 beneficial holders.

          In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. "Naked" short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

          The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

          Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own account, may have the effect of preventing or retarding a decline in the market price of the company's stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

          The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

          We estimate that New Mountain Finance's share of the total expenses of the offering, excluding underwriting discounts and commissions, will be approximately $5,272,610. The Operating Company will pay all of the expenses incurred by New Mountain Finance in connection with this offering.

          New Mountain Finance and the Operating Company have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933.

          The underwriters and their respective affiliates are full-service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may, from time to time, perform various financial advisory and investment banking services for the company, for which they will receive customary fees and expenses. In particular, certain affiliates of Wells Fargo Securities, LLC are agents and lenders under the Credit Facility and the SLF Credit Facility.

          In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of the issuer. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

          The principal business address of Goldman, Sachs & Co. is 200 West Street, New York, NY 10282, the principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152 and the principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, NY 10036.

          Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so. In that regard, Wells Fargo Securities, LLC may arrange to sell shares in certain jurisdictions through an affiliate, Wells Fargo Securities International Limited, or WFSIL. WFSIL is a wholly-owned indirect subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Securities, LLC. WFSIL is a U.K. incorporated investment firm regulated by the Financial Services Authority. Wells Fargo Securities is the trade name for certain corporate and investment banking services of Wells Fargo & Company and its affiliates, including Wells Fargo Securities, LLC and WFSIL.

European Economic Area

          In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

          (a)     to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

          (b)     to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

          (c)     to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representative for any such offer; or

          (d)     in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

          For the purposes of this provision, the expression an "offer of shares to the public" in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

United Kingdom

          Each underwriter has represented and agreed that:

          (a)     it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the shares in circumstances in which Section 21(1) of the FSMA would not, if the Issuer was not an authorized person, apply to the Issuer; and

          (b)     it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

Switzerland

          This document does not constitute a prospectus within the meaning of Art. 652a of the Swiss Code of Obligations. The shares of common stock may not be sold directly or indirectly in or into Switzerland except in a manner which will not result in a public offering within the meaning of the Swiss Code of Obligations. Neither this document nor any other offering materials relating to the shares of common stock may be distributed, published or otherwise made available in Switzerland except in a manner which will not constitute a public offer of the shares of common stock in Switzerland.

Hong Kong

          The shares may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a "prospectus" within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Singapore

          This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the "SFA"), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

          Where the shares are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries' rights and interest in that trust shall not be transferable for 6 months after that corporation or that trust has acquired the shares under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

Japan

          The securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

SAFEKEEPING AGENT, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

          We maintain custody of our assets in accordance with the requirements of Rule 17f-2 under the 1940 Act. Also in accordance with this rule, our portfolio securities are held under a safekeeping agreement, by Wells Fargo Securities, N.A., which is a bank whose functions and physical facilities are supervised by federal or state authority. The address of the safekeeping agent is: 9062 Old Annapolis Road, Columbia, Maryland 21045. An independent public accountant selected by the Operating Company will verify by actual examination the assets of the Operating Company held at Wells Fargo Securities, N.A. three times per year, two of which examinations will be conducted without prior notice to the Operating Company. The accountant will prepare a certificate stating that an examination has been made and will send this certificate, along with a Form N-17f-2, to the SEC promptly after each examination. American Stock Transfer & Trust Company, LLC will act as New Mountain Finance's transfer agent, distribution paying agent and registrar. The principal address of the transfer agent is P.O. Box 922, Wall Street Station, New York, NY, 10269-0560, telephone number: (888) 333-0212.

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Since the Operating Company intends to generally acquire and dispose of our investments in privately negotiated transactions, we expect that it will infrequently use brokers in the normal course of its business. Subject to policies established by the Operating Company's board of directors, the Investment Adviser is primarily responsible for the execution of the publicly-traded securities portion of the Operating Company's portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Investment Adviser will generally seek reasonably competitive trade execution costs, the Operating Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and the Operating Company and any other clients. In return for such services, the Operating Company may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

          Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York and the validity of the common stock will be passed upon for the underwriters by Sutherland Asbill & Brennan LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The combined financial statements of New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P. as of and for the years ended December 31, 2010 and 2009 and for the period from October 29, 2008 (Commencement of Operations) to December 31, 2008, and the related information as of December 31, 2010 and 2009 included in the Senior Securities table included in this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such combined financial statements and information as of December 31, 2010 and 2009 included in the Senior Securities table have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 2 World Financial Center, New York, New York, 10281.

AVAILABLE INFORMATION

          New Mountain Finance has filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus. The registration statement contains additional information about New Mountain Finance and the shares of common stock being offered by this prospectus.

          Upon completion of this offering, New Mountain Finance will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by New Mountain Finance with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549. This information will also be available free of charge by contacting us at 787 7th Avenue, 48th Floor, New York, NY 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinancecorp.com that we expect to establish upon completion of this offering. Unless and until exemptive relief is granted from the SEC, the Operating Company will also be required to file similar reports with the SEC.

 PRIVACY NOTICE

          We are committed to protecting your privacy. This privacy notice explains our privacy policies. This notice supersedes any other privacy notice you may have received from us.

          We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

          We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of the Investment Adviser. It is our policy that only authorized employees of the Investment Adviser who need to know your personal information will have access to it.

  •
  Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS

Page
AUDITED COMBINED FINANCIAL STATEMENTS OF NEW MOUNTAIN GUARDIAN (LEVERAGED), L.L.C. and NEW MOUNTAIN GUARDIAN PARTNERS, L.P.:
Report of Independent Registered Public Accounting Firm	F-2
Combined Statements of Assets, Liabilities and Capital as of December 31, 2010 and December 31, 2009	F-3
Combined Schedule of Investments as of December 31, 2010	F-4
Combined Schedule of Investments as of December 31, 2009	F-6
Combined Statements of Operations for the years ended December 31, 2010 and 2009 and the period from October 29, 2008 (commencement of operations) to December 31, 2008	F-8
Combined Statements of Changes in Capital for years ended December 31, 2010 and 2009 and the period from October 29, 2008 (commencement of operations) to December 31, 2008	F-9
Combined Statements of Cash Flows for years ended December 31, 2010 and 2009 and the period from October 29, 2008 (commencement of operations) to December 31, 2008	F-10
Notes to the Combined Financial Statements	F-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member of New Mountain Guardian (Leveraged), L.L.C. and
To the Partners of New Mountain Guardian Partners, L.P.

          We have audited the accompanying combined statements of assets, liabilities and capital, including the combined schedules of investments, of New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P. (the "Entities"), both of which are under common control and management, as of December 31, 2010 and 2009, and the related combined statements of operations, changes in capital, and cash flows for the years ended December 31, 2010 and 2009 and for the period October 29, 2008 (commencement of operations) to December 31, 2008. These financial statements are the responsibility of the Entities' management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Entities are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Entities' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements present fairly, in all material respects, the combined financial position of the Entities as of December 31, 2010 and 2009, and the combined results of their operations, their combined changes in capital and their combined cash flows for the years ended December 31, 2010 and 2009 and for the period October 29, 2008 (commencement of operations) to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

          As explained in Notes 2 and 4 to the financial statements, the financial statements include investments valued at $30,255,961 (6.6% of total assets) as of December 31, 2010, whose fair values have been estimated by the Entities' management in the absence of readily determinable fair values.

/s/ Deloitte and Touche LLP
New York, New York

February 25, 2011
(March 28, 2011 as to Note 12)

Member of Deloitte Touche Tohmatsu

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Assets, Liabilities and Capital

	December 31, 2010	December 31, 2009
Assets
Investments, at fair value (cost $414,308,823 and $253,814,364 respectively)	$441,057,840	$320,522,648
Cash and cash equivalents	10,744,082	4,110,193
Receivable from unsettled securities sold	—	5,124,622
Deferred offering costs	3,528,110	—
Interest receivable	3,007,787	798,762
Deferred credit facility costs (net of accumulated amortization of $69,909 and $0 respectively)	1,880,120	—
Other assets	5,842	1,407

Total assets	$460,223,781	$330,557,632

Liabilities
Payable for unsettled securities purchased	94,462,500	12,232,265
Debt Funding credit facility	59,696,938	77,744,675
SLF credit facility	56,936,000	—
Other liabilities	3,856,571	274,641
Payable to affiliates	2,531,319	392,679
Interest payable	813,192	472,689

Total liabilities	218,296,520	91,116,949
Capital	241,927,261	239,440,683

Total liabilities and capital	$460,223,781	$330,557,632

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Schedule of Investments
December 31, 2010

Portfolio Company, Location and Industry	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Member's Capital
United States
Stratus Technologies, Inc.
Information Technology	Ordinary shares	—	—	103,050	$47,063	$45,149
	Preferred shares	—	—	23,450	10,710	10,274

					57,773	55,423	0.02%

Total shares					57,773	55,423	0.02%

United States
Alion Science and Technology Corporation
Federal Services	Warrants(3)	—	—	6,000	292,851	283,698	0.12%
Learning Care Group (US), Inc.
Education	Warrants	—	—	845	193,850	193,742	0.08%

Total warrants					486,701	477,440	0.20%

Canada
Trident Exploration Corp.(2)
Energy	First lien(3)	12.50% (Base Rate + 9.50%)	6/30/2014	4,477,500	4,357,151	4,746,150	1.96%

Total Canada				4,477,500	4,357,151	4,746,150	1.96%

United States
Managed Health Care Associates, Inc.
Healthcare Services	First lien(3)	3.52% (Base Rate + 3.25%)	8/1/2014	22,467,673	17,462,237	20,557,920
	Second lien(3)	6.77% (Base Rate + 6.50%)	2/1/2015	15,000,000	11,227,497	13,200,001

				37,467,673	28,689,734	33,757,921	13.96%

Attachmate Corporation, NetIQ Corporation
Software	Second lien(3)	7.04% (Base Rate + 6.75%)	10/13/2013	22,500,000	17,121,571	22,275,000	9.21%
Learning Care Group (US), Inc.
Education	First lien(3)	12.00%	4/27/2016	17,368,422	17,057,656	17,192,834
	Subordinated	15.00%	6/30/2016	2,832,237	2,610,113	2,630,413

				20,200,659	19,667,769	19,823,247	8.19%

Decision Resources, LLC
Business Services	First lien(4)	7.75% (Base Rate + 4.50%)	12/28/2016	18,000,000	17,730,000	17,820,001	7.37%
KeyPoint Government Solutions, Inc
Federal Services	First lien(3)	10.00% (Base Rate + 8.00%)	12/31/2015	18,000,000	17,640,000	17,730,000	7.33%
Smile Brands Group, Inc.
Healthcare Services	First lien(4)	7.50% (Base Rate + 4.25%)	12/21/2017	17,500,000	17,237,500	17,390,625	7.19%
Volume Services America, Inc. (Centerplate)
Consumer Services	First lien(3)	10.50% (Base Rate + 8.50%)	9/16/2016	14,962,500	14,527,858	15,056,016	6.22%
MLM Holdings, Inc.
Software	First lien(4)	7.00% (Base Rate + 5.25%)	12/1/2016	14,962,500	14,739,863	14,775,469	6.11%
LANDesk Software, Inc.
Software	First lien(4)	7.00% (Base Rate + 5.25%)	3/28/2016	15,000,000	14,701,917	14,718,750	6.08%
SonicWALL, Inc.
Software	First lien(4)	8.26% (Base Rate + 6.19%)	1/23/2016	4,485,887	4,507,797	4,519,531
	Second lien(3)	12.00% (Base Rate + 10.00%)	1/23/2017	10,000,000	9,712,391	10,050,000

				14,485,887	14,220,188	14,569,531	6.02%

Virtual Radiologic Corporation
Healthcare Information Technology	First lien(4)	7.75% (Base Rate + 4.50%)	12/22/2016	14,000,000	13,790,000	13,965,000	5.77%
Asurion, LLC
Business Services	First lien(4)	6.75% (Base Rate + 5.25%)	3/31/2015	13,000,000	12,494,497	13,052,234	5.40%
Aspen Dental Management, Inc.
Healthcare Services	First lien(4)	7.72% (Base Rate + 6.00%)	10/6/2016	12,967,500	12,713,475	13,016,128	5.38%
Firefox Merger Sub, LLC (f/k/a Fibertech Networks, LLC)
Telecommunication	First lien(4)	6.75% (Base Rate + 5.00%)	11/30/2016	12,000,000	11,821,633	12,240,000	5.06%
Airvana Network Solutions Inc.
Software	First lien(3)	11.00% (Base Rate + 9.00%)	8/27/2014	11,833,333	11,611,357	11,890,039	4.91%
Mailsouth, Inc.
Media	First lien(4)	7.00% (Base Rate + 3.75%)	12/14/2016	12,000,000	11,820,000	11,880,000	4.91%
Merge Healthcare Inc.
Healthcare Services	First lien(3)	11.75%	5/1/2015	11,000,000	10,808,642	11,770,000	4.87%
Merrill Communications LLC
Business Services	First lien(3)	8.50% (Base Rate + 6.50%)	12/22/2012	11,421,788	9,332,773	11,393,234	4.71%

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Schedule of Investments
December 31, 2010

Portfolio Company, Location and Industry	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Member's Capital
PODS Holding Funding Corp.
Consumer Services	Subordinated	16.64%	12/23/2015	11,664,000	$10,137,299	$10,117,351	4.18%
Vertafore, Inc
Software	Second lien(3)	9.75% (Base Rate + 8.25%)	10/29/2017	10,000,000	9,901,457	10,106,250	4.18%
CHG Companies, Inc.
Healthcare Services	Second lien(3)	11.25% (Base Rate + 9.50%)	4/7/2017	10,000,000	9,804,011	9,900,000	4.09%
First Data Corporation
Business Services	First lien(3)	3.01% (Base Rate + 2.75%)	9/24/2014	10,646,143	7,932,011	9,842,273	4.07%
Focus Brands, Inc.
Franchises	First lien(4)	7.25% (Base Rate + 5.50%)	11/5/2016	9,181,818	9,091,224	9,285,114	3.84%
Sunquest Information Systems, Inc.
Healthcare Services	Second lien	9.75% (Base Rate + 8.50%)	6/16/2017	9,000,000	8,820,000	9,000,000	3.72%
Mach Gen, LLC
Power Generation	Second lien	7.79% (Base Rate + 7.50%)	2/22/2015	11,145,736	8,580,242	7,803,431	3.23%
SSI Investments II Limited
Education	Subordinated(3)	11.13%	6/1/2018	7,000,000	7,064,923	7,630,000	3.15%
Hyland Software, Inc.
Software	First lien(4)	6.75% (Base Rate + 5.00%)	12/19/2016	7,500,000	7,425,000	7,528,125	3.11%
Wyle Services Corporation
Federal Services	First lien(4)	7.75% (Base Rate + 5.75%)	3/25/2016	7,481,234	7,508,583	7,509,290	3.10%
RGIS Services, LLC
Business Services	First lien(3)	2.80% (Base Rate + 2.50%)	4/30/2014	7,394,480	5,807,941	6,913,839
	First lien(1)	—	4/30/2013	5,000,000	(2,850,000)	(406,350)

				12,394,480	2,957,941	6,507,489	2.69%

Alion Science and Technology Corporation
Federal Services	First lien(3)	12.00%	11/1/2014	6,073,149	5,392,607	6,273,057	2.59%
Kronos Incorporated
Software	First lien(1)	—	6/11/2013	4,198,500	(629,775)	(346,376)
	Second lien(3)	6.05% (Base Rate + 5.75%)	6/11/2015	6,700,000	5,041,455	6,563,206

				10,898,500	4,411,680	6,216,830	2.57%

Bartlett Holdings, Inc.
Industrial Services	First lien(4)	6.75% (Base Rate + 5.00%)	11/23/2016	6,000,000	5,940,644	6,037,500	2.50%
Ozburn-Hessey Holding Company LLC
Logistics	Second lien	10.50% (Base Rate + 8.50%)	10/8/2016	6,000,000	5,874,951	5,985,000	2.47%
Vision Solutions, Inc.
Software	First lien(4)	7.75% (Base Rate + 6.00%)	7/23/2016	5,775,000	5,662,174	5,753,344	2.38%
LVI Services, Inc
Industrial Services	First lien(3)	9.25% (Base Rate + 7.50%)	3/31/2014	5,162,883	4,304,472	4,388,450	1.81%
Stratus Technologies, Inc.
Information Technology	First lien	12.00%	3/29/2015	5,000,000	4,796,989	4,225,000	1.75%
ATI Acquisition Company
Education	First lien(3)	8.25% (Base Rate + 5.99%)	12/30/2014	4,455,000	4,304,106	4,076,325	1.68%
Physiotherapy Associates, Inc. / Benchmark Medical, Inc.
Healthcare Facilities	First lien(3)	7.50% (Base Rate + 4.25%)	6/28/2013	3,823,549	3,063,441	3,594,136	1.49%
Brickman Group Holdings, Inc.
Business Services	First lien(4)	7.25% (Base Rate + 5.50%)	10/14/2016	3,000,000	3,035,496	3,042,501	1.26%
Datatel, Inc
Software	Second lien(3)	10.25% (Base Rate + 8.25%)	12/9/2016	2,000,000	1,964,077	2,042,500	0.84%
Applied Systems, Inc.
Software	Second lien	9.25% (Base Rate + 7.75%)	6/8/2017	2,000,000	1,980,093	2,009,166	0.83%
Education Management LLC
Education	First lien(1)	—	6/1/2012	3,000,000	(1,215,000)	(217,500)	-0.09%

Total United States				460,503,332	409,407,198	435,778,827	180.13%

Total debt investments				464,980,832	413,764,349	440,524,977	182.09%

Total investments					$414,308,823	$441,057,840	182.31%

(1)
Par Value amounts represent the undrawn portion of revolving credit facilities. Cost amounts represent the cash received at settlement date increased for paydowns at par minus the purchase price.

(2)
The company is headquartered in Canada. The debt is issued in USD.

(3)
The Debt Funding credit facility is collateralized by the indicated investments.

(4)
The SLF credit facility is collateralized by the indicated investments.

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Schedule of Investments
December 31, 2009

Portfolio Company, Location and Industry	Type of Investment	Interest Rate	Maturity Date	Principal Amount or Par Value	Cost	Fair Value	Percent of Capital
United States
RGIS Services LLC
Business Services	First lien(3)	2.77% (Base Rate + 2.50%)	4/30/2014	$42,401,155	$24,856,121	$37,339,517
	First lien(1)	N/A	4/30/2013	5,000,000	(2,850,000)	(801,225)

				47,401,155	22,006,121	36,538,292	15.26%

Managed Health Care Associates, Inc.
Healthcare Services	First lien(3)	3.49% (Base Rate + 3.25%)	8/1/2014	22,607,775	16,573,280	20,120,920
	Second lien	6.74% (Base Rate + 6.50%)	2/1/2015	15,000,000	10,606,416	11,325,000

				37,607,775	27,179,696	31,445,920	13.13%

Brand Energy & Infrastructure Services, Inc.
Industrial Services	First lien(3)	2.56% (Base Rate + 2.25%)	2/7/2014	9,908,492	6,792,468	9,227,283
	First lien(3)	3.56% (Base Rate + 3.25%)	2/7/2014	11,290,356	7,427,605	10,542,369
	First lien(3)	0.31%	2/7/2014	2,626,906	1,557,038	2,364,216
	Second lien	6.31% (Base Rate + 6.00%)	2/7/2015	6,000,000	2,924,345	5,017,501

				29,825,754	18,701,456	27,151,369	11.34%

Kronos, Inc.
Software	First lien(3)	2.25% (Base Rate + 2.00%)	6/11/2014	14,003,302	10,784,508	13,268,129
	First lien(1)	N/A	6/11/2013	4,198,500	(629,775)	(535,308)
	Second lien	6.00% (Base Rate + 5.75%)	6/11/2015	10,700,000	7,679,027	9,416,000

				28,901,802	17,833,760	22,148,821	9.25%

First Data Corporation
Business Services	First lien(3)	3.00% (Base Rate + 2.75%)	9/24/2014	23,756,962	16,525,978	21,135,035	8.83%
CRC Health Corporation
Healthcare Facilities	First lien(3)	2.50% (Base Rate + 2.25%)	2/6/2013	22,664,733	16,474,148	20,568,245	8.59%
CDW Corporation
Distribution	First lien(3)	4.23% (Base Rate + 4.00%)	10/10/2014	21,942,591	17,949,214	18,968,579	7.92%
Attachmate Corporation
Software	Second lien	7.00% (Base Rate + 6.75%)	10/13/2013	22,500,000	15,897,869	18,450,000	7.71%
Brock Holdings
Industrial Services	First lien(3)	2.32% (Base Rate + 1.96%)	2/26/2014	18,873,478	14,892,436	15,712,170	6.56%
Laureate Education, Inc.
Education	First lien(3)	3.53% (Base Rate + 3.25%)	8/15/2014	17,344,259	11,399,671	15,533,952	6.49%
Catalent Pharma Solutions, Inc. (f.k.a. Cardinal Health)
Healthcare Products	First lien(3)	2.48% (Base Rate + 2.25%)	4/10/2014	13,315,510	9,910,051	11,368,117
	First lien(1)	N/A	4/10/2013	15,000,000	(6,350,000)	(2,625,000)
	Subordinated(2)	9.75%	4/15/2017	8,914,370	2,578,986	6,574,347

				37,229,880	6,139,037	15,317,464	6.40%

Sheridan Holdings, Inc.
Healthcare Services	First lien(3)	2.50% (Base Rate + 2.25%)	6/13/2014	15,674,451	10,862,969	14,420,495	6.02%
Intralinks Holdco
Software	Subordinated	13.00%	6/15/2015	18,313,821	8,883,957	11,354,569	4.74%
Merrill Communications LLC
Business Services	First lien(3)	8.50% (Base Rate + 6.50%)	12/22/2012	11,421,788	8,625,678	9,151,708	3.82%
Ability Acquisitions, Inc
Education	First lien	8.25% (Base Rate + 5.00%)	12/30/2014	4,500,000	4,320,000	4,387,500
	Subordinated	13.25% (Base Rate + 10.00%)	12/29/2015	4,500,000	4,410,000	4,410,000

				9,000,000	8,730,000	8,797,500	3.67%

Mach Gen, LLC
Power Generation	Second lien	7.76% (Base Rate + 7.50%)	2/20/2015	10,311,269	7,385,760	7,016,819	2.93%
Berry Plastics Group, Inc.
Packaging	First lien(3)	2.25% (Base Rate + 2.00%)	4/3/2015	7,918,575	5,591,155	6,911,435	2.89%
Mega Brands, Inc
Consumer Products	First lien	9.75% (Base Rate + 6.25%)	7/26/2012	11,744,042	6,266,503	6,165,622	2.58%
Brickman Group, Ltd.
Maintenance services	First lien(3)	2.25% (Base Rate + 2.00%)	1/23/2014	4,238,030	3,859,285	4,008,468	1.67%

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Schedule of Investments (Continued)
December 31, 2009

Portfolio Company, Location and Industry	Type of Investment	Interest Rate	Maturity Date	Principal Amount or Par Value	Cost	Fair Value	Percent of Capital
Physiotherapy Associates, Inc.
Healthcare Facilities	First lien	7.50% (Base Rate + 4.25%)	6/28/2013	$4,387,521	$3,278,242	$3,283,327	1.37%
LVI Services, Inc
Industrial Services	First lien	9.25% (Base Rate + 6.00%)	11/16/2011	4,354,396	3,046,874	2,830,358	1.18%
Datatel, Inc
Software	Second lien	10.25% (Base Rate + 8.25%)	12/9/2016	2,000,000	1,960,143	2,030,000	0.85%
Sabre, Inc.
Information Technology	First lien(3)	2.49% (Base Rate + 2.25%)	9/30/2014	2,000,000	1,539,412	1,822,500	0.76%
Education Management Corporation
Education	First lien(1)	N/A	6/1/2012	3,000,000	(1,215,000)	(240,000)	-0.10%

				$412,412,282	$253,814,364	$320,522,648	133.86%

(1)
Par Value amounts represent the undrawn portion of revolving credit facilities. Cost amounts represent the cash received at settlement date increased for paydowns at par minus the purchase price.

(2)
Reported in USD (locally denominated in Euros)

(3)
The credit facility is collateralized by the indicated investments.

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Operations

	Year ended December 31, 2010	Year ended December 31, 2009	Period from October 29, 2008 (commencement of operations) to December 31, 2008
Investment income
Interest income	$40,485,158	$21,108,672	$85,735
Other income	889,619	658,035	170,208

Total investment income	41,374,777	21,766,707	255,943

Expenses
Interest and other credit facility expenses	2,948,460	490,189	—
Other general and administrative expenses	563,726	351,952	—
Professional fees	327,331	381,877	—
Management fee, net	70,999	134,966	—

Total expenses	3,910,516	1,358,984	—

Net investment income	37,464,261	20,407,723	255,943
Realized gains on investments	66,287,267	37,128,956	—
Net change in unrealized (depreciation) appreciation of investments	(39,959,267)	68,143,411	(1,435,127)

Net increase (decrease) in capital resulting from operations	$63,792,261	$125,680,090	$(1,179,184)

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Changes in Capital

	Year ended December 31, 2010	Year ended December 31, 2009	Period from October 29, 2008 (commencement of operations) to December 31, 2008
Increase (Decrease) in net assets resulting from operations:
Net investment income	$37,464,261	$20,407,723	$255,943
Realized gains on investments	66,287,267	37,128,956	—
Net change in unrealized (depreciation) appreciation of investments	(39,959,267)	68,143,411	(1,435,127)

Net increase (decrease) in net assets resulting from operations	63,792,261	125,680,090	(1,179,184)
Distributions	(115,940,206)	(202,095,083)	—
Contributions	54,634,523	285,501,773	31,533,087

Net increase in net assets	2,486,578	209,086,780	30,353,903
Capital at beginning of period	239,440,683	30,353,903	—

Capital at end of period	$241,927,261	$239,440,683	$30,353,903

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Cash Flows

	Year ended December 31, 2010	Year ended December 31, 2009	Period from October 29, 2008 (commencement of operations) to December 31, 2008
Cash flows from operating activities
Net increase (decrease) in capital resulting from operations	$63,792,261	$125,680,090	$(1,179,184)
Adjustments to reconcile net increase (decrease) in capital resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(332,708,278)	(274,180,589)	(65,873,356)
Proceeds from sales and paydowns of investments	260,039,529	125,429,657	132,205
Cash received for purchase of undrawn portion of revolving credit facility	—	5,798,346	2,854,860
Cash paid for sale of undrawn portion of revolving credit facility	(1,837,500)	—	—
Amortization of purchase discount	(16,326,857)	(10,030,920)	—
Realized gains on investments	(66,287,267)	(37,128,956)	—
Net change in unrealized depreciation (appreciation) of investments	39,959,267	(68,143,411)	1,435,127
Non-cash interest	(3,374,086)	(815,611)	—
Amortization of defferred credit facility costs	69,909	—	—
Decrease (increase) in receivable from unsettled securities sold	5,124,622	(5,124,622)	—
Increase in interest receivable	(2,209,025)	(770,292)	(28,470)
Increase in other assets	(4,435)	(1,407)	—
Increase (decrease) in payable for unsettled securities purchased	82,230,235	(19,082,935)	31,315,200
Increase in other liabilities	432,931	274,641	—
(Decrease) increase in payable to affiliates	(190,500)	392,679	—
Increase in interest payable	340,503	472,689	—

Net cash flows provided by (used in) operating activities	29,051,309	(157,230,641)	(31,343,618)

Cash flows from financing activities
Contributions	54,634,523	285,501,773	31,533,087
Distributions	(115,940,206)	(202,095,083)	—
Repayment of Debt Funding credit facility	(62,898,232)	—	—
Proceeds from Debt Funding credit facility	44,850,495	77,744,675	—
Proceeds from SLF credit facility	56,936,000	—	—

Net cash flows (used in) provided by financing activities	(22,417,420)	161,151,365	31,533,087

Net increase in cash and cash equivalents	6,633,889	3,920,724	189,469
Cash and cash equivalents at the beginning of the period	4,110,193	189,469	—

Cash and cash equivalents at the end of the period	$10,744,082	$4,110,193	$189,469

Supplemental disclosure of cash flow information
Interest paid	$2,130,839	$—	$—
Non-cash financing activities:
Accrual for deferred offering costs	3,528,110	—	—
Accrual for deferred credit facility costs	1,950,029	—	—

The accompanying notes are an integral part of these combined financial statements.

NOTES TO THE COMBINED FINANCIAL STATEMENTS

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

1. Formation and Business Purposes

          New Mountain Guardian (Leveraged), L.L.C. ("NMG (Leveraged)" or the "LLC") is a Delaware limited liability company formed on October 29, 2008 as an investment vehicle for New Mountain Guardian AIV, L.P. ("NMG AIV" or the "Partnership"). NMG AIV is the sole member of NMG (Leveraged). NMG AIV was formed by New Mountain Partners III, L.P. ("NMP III") as an alternative investment vehicle to invest in Permitted Debt Investments pursuant to the NMP III Second Amended and Restated Partnership Agreement, Amendment #2, passed by a majority of the limited partners. New Mountain Guardian Debt Funding, L.L.C. ("NMG DF") and New Mountain Guardian SPV Funding, L.L.C. ("NMG SLF") are Delaware limited liability companies formed on October 9, 2009 and October 7, 2010, respectively, as investment vehicles for NMG (Leveraged). NMG (Leveraged) is the sole member of both NMG DF and NMG SLF.

          New Mountain Guardian Partners, L.P. ("NMGP") is a Delaware limited partnership formed on February 20, 2009 to achieve long-term capital appreciation through debt and debt-related investments. The General Partner of NMGP is New Mountain Guardian GP, L.L.C. (the "General Partner"), a Delaware limited liability company. The sole limited partner of NMGP is New Mountain Guardian Partners (Cayman), L.P. ("NMGP Cayman"). New Mountain Guardian Partners (Leveraged), L.L.C. ("NMGP Leveraged") and New Mountain Guardian Partners Debt Funding, L.L.C. ("NMGP DF") are both Delaware limited liability companies that were formed on October 9, 2009 as investment vehicles for NMGP. NMGP is the sole member of NMGP Leveraged and NMGP Leveraged is the sole member of NMGP DF. On October 7, 2010, New Mountain Guardian Partners SPV Funding, L.L.C. ("NMGP SLF") was formed as an additional investment vehicle with NMGP Leveraged as its sole member.

          For financial statement purposes, NMG DF and NMG SLF are consolidated into NMG (Leveraged) and NMGP DF and NMGP SLF are consolidated into NMGP Leveraged. NMGP Leveraged is consolidated into NMGP. NMG (Leveraged) and NMGP are combined in these financial statements. As used herein, references to the "Combined Entities" refers to the combined NMG (Leveraged) and NMGP. These entities have been combined as they are under common control and management.

2. Summary of Significant Accounting Policies

          Basis of accounting — The combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The combined financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred.

          Investments — The Combined Entities account for their investments at fair value. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Combined Statements of Assets, Liabilities and Capital at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Combined Statements of Operations as "Net change in unrealized (depreciation) appreciation of investments" and

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

realizations on portfolio investments reflected in the Combined Statements of Operations as "Realized gains on investments."

          To determine the fair value of the investments, the Combined Entities use market quotations if readily available or indicative prices from pricing services or brokers or dealers if market quotations are not readily available. The Combined Entities may corroborate the quoted price with the same or similar transactions that a broker or others have entered into. When neither the market quotations nor indicative prices are readily available, the Combined Entities may estimate the fair value using the market approach and/or the income approach, each of which involve a significant degree of judgment, or by using independent valuation firms at least once annually if a materiality threshold is met.

          Management of the Combined Entities is responsible for determining the fair value of the investments.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated.

          Investment transactions are recorded on a trade date basis.

          See Note 3, Investments, for further discussion relating to the Combined Entities' investments.

          Revenue recognition — The Combined Entities' Revenue Recognition policies are as follows:

            Sales and paydowns of investments: Realized gains and losses on investments are determined on the specific identification method.

            Interest income: Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Combined Entities have loans in their portfolio that contain a payment-in-kind ("PIK") provision. PIK represents interest that is accrued and recorded as interest income at the contractual rates, added to the loan principal on the respective capitalization dates, and generally due at maturity.

            Other income: Other income represents delayed compensation and miscellaneous fees received. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date.

          Interest and other credit facility expenses — Interest and other credit facility fees are recorded on an accrual basis. See Note 8, Credit Facility, for details.

          Income taxes — NMG (Leveraged), NMG DF, and NMG SLF are single member limited liability companies which are disregarded for federal, state, and local income tax purposes. The

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

assets, liabilities, investment income, and expenses of NMG (Leveraged), NMG DF, and NMG SLF are recorded on the federal and state income tax returns of NMG AIV, the ultimate sole owner.

          NMGP (Leveraged), NMGP DF, and NMGP SLF are single member limited liability companies, which are disregarded for federal, state, and local income tax purposes. The assets, liabilities, investment income, and expenses of NMGP (Leveraged), NMGP DF, and NMGP SLF are recorded on the federal and state income tax returns of NMGP, the ultimate sole owner.

          NMG AIV and NMGP are partnerships and are themselves not subject to income taxes. Each partner of NMG AIV and NMGP is individually responsible for reporting income or loss, to the extent required by federal and state income tax laws and regulations, based upon its respective share of each Partnership's net taxable income. Accordingly, income taxes have not been provided for in the accompanying combined financial statements.

          The tax years from 2008 through the present of NMG AIV and the tax years from 2009 through the present for NMGP remain subject to examination by the U.S. Federal, state, and local tax authorities.

          Cash and cash equivalents — The Combined Entities consider cash and cash equivalents to be cash and short-term, highly liquid investments with original maturities of three months or less.

          Carried interest — Carried Interest is comprised of two amounts. First, amounts on unrealized appreciation and interest income are allocated to the General Partner of NMGP on the assumption that NMGP ceased operations on December 31, 2010 and liquidated its investments at the current valuation. In this hypothetical scenario the General Partner would be due these amounts on the distribution of proceeds raised from the liquidation. The second amount is any actual distribution of Carried Interest made during the reporting period.

          The General Partner had received no distributions of carried interest as of December 31, 2010 or December 31, 2009. For the year ended December 31, 2010 and December 31, 2009, the General Partner was allocated $303,269 and $250,511 of Unrealized Carried Interest, respectively. NMG (Leveraged) does not have any allocations or payments of Carried Interest as it is structured as a limited liability company. Carried Interest is allocated to and paid from NMG AIV.

          Foreign securities — The accounting records of the Combined Entities are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Combined Entities do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized (depreciation) appreciation of investments" and "Realized gains on investments" in the Combined Statements of Operations.

          Certain of the Combined Entities' investments are denominated in foreign currencies that may be negatively affected by movements in the rate of exchange between the United States dollar and

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

such foreign currencies. This movement is beyond the control of the Combined Entities and cannot be predicted.

          Deferred offering costs — Offering costs consist of fees related to legal, accounting, regulatory, and printing work in connection with the proposed initial public offering of the Combined Entities.

          Deferred credit facility costs — Deferred credit facility costs consist of fees related to loan origination costs in connection with the credit facility. See Note 8, Credit Facility, for details.

          Use of estimates — The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

3. Investments

          At December 31, 2010 investments consisted of the following:

Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$303,924,269	$321,212,659
Second lien	90,027,745	98,934,554
Subordinated	19,812,335	20,377,764
Equity and other	544,474	532,863

Total investments	$414,308,823	$441,057,840

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

3. Investments (Continued)

Investment Cost and Fair Value by Industry

	Cost	Fair Value
Business Services	$53,482,718	$61,657,732
Consumer Services	24,665,157	25,173,367
Education	30,015,648	31,505,814
Energy	4,357,151	4,746,150
Federal Services	30,834,041	31,796,045
Franchises	9,091,224	9,285,114
Healthcare Facilities	3,063,441	3,594,136
Healthcare Information Technology	13,790,000	13,965,000
Healthcare Services	88,073,362	94,834,674
Industrial Services	10,245,116	10,425,950
Information Technology	4,854,762	4,280,423
Logistics	5,874,951	5,985,000
Media	11,820,000	11,880,000
Power Generation	8,580,242	7,803,431
Software	103,739,377	111,885,004
Telecommunication	11,821,633	12,240,000

Total investments	$414,308,823	$441,057,840

          At December 31, 2009 investments consisted of the following:

Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$191,487,861	$244,928,412
Second lien	46,453,560	53,255,320
Subordinated	15,872,943	22,338,916

Total investments	$253,814,364	$320,522,648

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

3. Investments (Continued)

Investment Cost and Fair Value by Industry

	Cost	Fair Value
Business Services	$47,157,777	$66,825,035
Consumer Products	6,266,503	6,165,622
Distribution	17,949,214	18,968,579
Education	18,914,671	24,091,452
Healthcare Facilities	19,752,390	23,851,572
Healthcare Products	6,139,037	15,317,464
Healthcare Services	38,042,665	45,866,415
Industrial Services	36,640,766	45,693,897
Information Technology	1,539,412	1,822,500
Maintenance services	3,859,285	4,008,468
Packaging	5,591,155	6,911,435
Power Generation	7,385,760	7,016,819
Software	44,575,729	53,983,390

Total investments	$253,814,364	$320,522,648

          As of December 31, 2010 and December 31, 2009, there were no assets being accounted for on a non-accrual basis.

          As of December 31, 2010 and December 31, 2009, the Combined Entities have unfunded commitments on revolving credit facilities of $12,198,500 and $27,198,500, respectively, which are disclosed on the Combined Schedules of Investments.

4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accounting Standards Codification 820, Fair Value Measurement and Disclosure, ("ASC 820") establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. This hierarchy consists of three levels. The inputs used to measure fair value may fall into different levels. The level within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The Combined Entities' assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

          The hierarchy classifies the inputs used in measuring fair value as follows:

            Level I — Quoted prices (unadjusted) are available in active markets for identical investments that the Combined Entities have the ability to access as of the reporting date. The type of investments which would generally be included in Level I include listed equity securities and listed derivatives. As required by ASC 820, the Combined Entities, to the extent that they hold such investments, do not adjust the quoted price for these investments, even in

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

4. Fair Value (Continued)

  situations where the Combined Entities hold a large position and a sale could reasonably impact the quoted price.

            Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Fair value is determined through the use of a pricing service or broker, models, or other valuation methodologies.

            Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by Management.

          A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the reclassification of certain investments within the fair value hierarchy.

          The following table summarizes the levels in the fair value hierarchy that the Combined Entities' portfolio investments fall into as of December 31, 2010:

	Total	Level I	Level II	Level III
First lien	$321,212,659	$—	$304,237,325	$16,975,334
Second lien	98,934,554	—	98,934,554	—
Subordinated	20,377,764	—	7,630,000	12,747,764
Equity and other	532,863	—	—	532,863

Total investments	$441,057,840	$—	$410,801,879	$30,255,961

          The following table summarizes the levels in the fair value hierarchy that the Combined Entities' portfolio investments fall into as of December 31, 2009:

	Total	Level I	Level II	Level III
First lien	$244,928,412	$—	$244,928,412	$—
Second lien	53,255,320	—	53,255,320	—
Subordinated	22,338,916	—	22,338,916	—

Total investments	$320,522,648	$—	$320,522,648	$—

          The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2010, as well as the portion of appreciation (depreciation) included in

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

4. Fair Value (Continued)

income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held at December 31, 2010:

	Total	First Lien	Subordinated	Equity and other
Fair value, December 31, 2009	$—	$—	$—	$—
Total gains or losses included in earnings:
Net change in unrealized appreciation (depreciation)	146,416	157,678	349	(11,611)
Purchases, including capitalized PIK(1)(2)	30,349,545	17,057,656	12,747,415	544,474
Transfers into Level III(3)	(240,000)	(240,000)	—	—

Fair value, December 31, 2010	$30,255,961	$16,975,334	$12,747,764	$532,863

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Combined Entities at the end of the period:	$146,416	$157,678	$349	$(11,611)

(1)
Includes net amortization of purchase discounts or premiums of approximately $184,263, $36,603, and $147,660, and $0, respectively.

(2)
The purchases in the table above include the purchase of PODS Holding Funding Corp. at a cost of $8,433,541. In accordance with the Combined Entities' valuation policy, this asset was transferred from a Level II investment to a Level III investment during the three months ended September 30, 2010.

(3)
The transfer into Level III in the table above represents the transfer of Education Management Corporation at a fair value of ($240,000). In accordance with the Combined Entities' valuation policy, this asset was transferred from a Level II investment to a Level III investment during the three months ended December 31, 2010.

          Investments are transferred using the fair value as of the beginning of each year to date period. Except as noted in the table above, there were no other transfers in or out of Level I, II, or III during the year ended December 31, 2010.

          There were no investments classified as Level III as of December 31, 2009.

          Fair value risk factors — The Combined Entities seek investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Combined Entities' investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Combined Entities' investments and/or on the fair value of the Combined Entities' investments.

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

4. Fair Value (Continued)

Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries.

          The above events are beyond the control of the Combined Entities and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

5. Allocations of Distributions and Profits and Losses

          Items of income, expense, gain, and loss of NMG (Leveraged) are allocated to its sole member NMG AIV. Items of income, expense, gain, and loss of NMGP are allocated to its partners in accordance with the Partnership Agreement of NMGP.

6. Management of the Combined Entities

          NMG (Leveraged) has appointed New Mountain Capital, L.L.C. ("New Mountain Capital") and NMGP has appointed New Mountain Guardian Advisors, L.L.C. ("New Mountain Guardian Advisors") as the investment advisers and Managers of the Combined Entities. A Management Fee is not charged to NMG (Leveraged), as it is paid to New Mountain Capital by NMP III. A Management Fee is paid by NMGP to New Mountain Guardian Advisors in semi-annual installments on January 1 and July 1 of each year (the "Payment Date"). During the Investment Period, the Management Fee is equal to 0.875% per annum of Capital Commitments of NMGP Cayman and, thereafter, is equal to 0.5% per annum of the Actively Invested Capital of NMGP Cayman as of the relevant Payment Date. The Management Fee is reduced, but not below zero, by (a) Placement fees paid by NMGP Cayman since the preceding Payment Date; (b) 65% of the break-up, transaction and/or monitoring fees received in the preceding year by the Manager and (c) NMGP's share of organization costs paid in excess of $1 million. Gross management fee for the year ended December 31, 2010 of $175,000 was reduced by $104,001 relating to transaction fees. Gross management fee of $134,966 was charged for the year ended December 31, 2009. There was no reduction related to transaction fees.

7. Related Parties

          Payable to affiliates represents amounts payable to New Mountain Capital for amounts paid on behalf of the Combined Entities.

8. Credit Facility

Debt Funding Credit Facility:

          The Loan and Security Agreement dated October 21, 2009 among NMG (Leveraged) as the Collateral Manager, NMG DF as the borrower, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 21, 2014. The maximum amount of revolving borrowings available under the credit facility is $112,500,000. The outstanding balance of this facility as of December 31, 2010 and December 31, 2009 was $59,696,938 and $75,778,584, respectively. The credit facility is collateralized by the investments of NMG DF on an investment by investment

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

8. Credit Facility (Continued)

basis, totaling $215,393,015 as of December 31, 2010 and $227,183,693 as of December 31, 2009. NMG DF was in compliance with all of its debt covenants as of December 31, 2010 and December 31, 2009.

          The Loan and Security Agreement dated November 19, 2009 among NMGP Leveraged as the Collateral Manager, NMGP DF as the borrower, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 21, 2014. The maximum amount of revolving borrowings available under this credit facility is $7,500,000. There was no outstanding balance of this facility as of December 31, 2010. The outstanding balance as of December 31, 2009 was $1,966,091. The credit facility is collateralized by the investments of NMGP DF on an investment by investment basis, totaling $12,081,913 as of December 31, 2010 and $5,279,445 as of December 31, 2009. NMGP DF was in compliance with all of its debt covenants as of December 31, 2010 and December 31, 2009.

          The credit facilities of NMG DF and NMGP DF (together, the "Debt Funding Credit Facility") bear interest at a rate of LIBOR plus 3.00% per annum. A commitment fee is also paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement). Interest expense and commitment fees were $2,248,078 and $320,848, respectively, on a combined basis for the year ended December 31, 2010. Interest expense and commitment fees were $420,723 and $51,966, respectively, on a combined basis for the year ended December 31, 2009. The weighted average interest rate for the year ended December 31, 2010 for each facility was 3.3%. The weighted average interest rate for the year ended December 31, 2009 for each facility was 3.2%.

          A First Amendment to the Loan and Security Agreements among NMG DF and NMGP DF as the borrowers, Wells Fargo Securities, LLC as Administrative Agent, and Wells Fargo Bank, National Association, as Collateral Custodian was executed on August 6, 2010 and August 10, 2010, respectively. These amendments grant the entities leverage through the use of non-first lien debt investments as collateral. The un-amended facility only permitted the use of first lien debt instruments as collateral. The Debt Funding Credit Facility permits borrowings of up to 45% and 25% of the purchase price of pledged debt securities subject to approval by Wells Fargo Bank, N.A. of first lien and non-first lien debt investments, respectively.

SLF Credit Facility:

          The Loan and Security Agreement dated October 27, 2010 among NMG SLF as the borrower, NMG (Leveraged) as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2015. The maximum amount of revolving borrowings available under the credit facility is $93,750,000. The outstanding balance of this facility as of December 31, 2010 was $53,312,360. The loan is non-recourse to NMG (Leveraged) and secured by all assets owned by the borrower, which includes the investments of NMG SLF totaling $161,548,326 as of December 31, 2010. NMG SLF was in compliance with all of its debt covenants as of December 31, 2010.

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

8. Credit Facility (Continued)

          The Loan and Security Agreement dated October 27, 2010 among NMGP (Leveraged) as the Collateral Administrator, NMGP SLF as the borrower, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2015. The maximum amount of revolving borrowings available under this credit facility is $6,250,000. The outstanding balance of this facility as of December 31, 2010 was $3,623,640. The loan is non-recourse to NMGP and secured by all assets owned by the borrower, which includes the investments of NMGP SLF totaling $10,985,286 as of December 31, 2010. NMGP SLF was in compliance with all of its debt covenants as of December 31, 2010.

          The credit facilities of NMG SLF and NMGP SLF (together, the "SLF Credit Facility") permit borrowings of up to 67.0% of the purchase price of pledged debt securities subject to approval by Wells Fargo Bank, N.A. and bear interest at a rate of LIBOR plus 2.25% per annum. A commitment fee is paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement). For the period October 7, 2010 (commencement of SLF operations) through December 31, 2010, interest expense and commitment fees for the SLF Credit Facility were $127,325 and $66,301, respectively, on a combined basis. The weighted average interest rate for the period October 7, 2010 (commencement of SLF operations) through December 31, 2010 for each facility was 2.5%.

9. Commitments and Contingencies

          In the normal course of business, the Combined Entities enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, under the terms of the LLC Agreement and limited partnership agreement, the Combined Entities have agreed to indemnify Management, its officers, directors, employees, agents or any person who serves on behalf of the Combined Entities from any loss, claim, damage, or liability which such person incurs by reason of performance of activities of the Combined Entities, provided they acted in good faith. Based on experience, Management expects the risk of loss related to the Combined Entities' indemnifications to be remote.

          The Combined Entities have unfunded commitments on revolving credit facilities, which are disclosed on the Combined Schedules of Investments and in Note 3, Investments.

          The Combined Entities may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. As of December 31, 2010, the Combined Entities had no outstanding bridge financing commitments.

          The Combined Entities have revolving borrowings available under credit facilities. See Note 8, Credit Facility, for details.

10. Financial Highlights

          Financial highlights are calculated for the Combined Entities as a whole. The total return is the ratio of net increase (decrease) in capital resulting from operations compared to capital, adjusted

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

10. Financial Highlights (Continued)

for average capital contributions and distributions. Total return from commencement of operations through December 31, 2008 was deemed not meaningful due to the scaling of operations during this short time period.

Total Return for the year ended December 31, 2010	27%
Total Return for the year ended December 31, 2009	76%

          Ratios to Average Capital for the year ended December 31, 2010:

Expenses, excluding carried interest	1.6%
Carried interest	0.1%

Total expenses and carried interest	1.7%

Net investment income	15.2%

          Ratios to Average Capital for the year ended December 31, 2009:

Expenses, excluding carried interest	0.7%
Carried interest	0.1%

Total expenses and carried interest	0.8%

Net investment income	10.4%

          Ratios to Average Capital from October 29, 2008 to December 31, 2008:

Expenses, excluding carried interest	0.0%
Carried interest	0.0%

Total expenses and carried interest	0.0%

Net investment income (annualized)	9.4%

11. Recent Accounting Standards Updates

          In January 2010, the FASB issued Accounting Standards Update No. 2010-06 ("ASU 2010-06"), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years). The adoption on January 1, 2010 of the applicable additional disclosure requirements of ASU 2010-06 did not materially impact the Combined Entities' combined financial statements. Management is currently

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

11. Recent Accounting Standards Updates (Continued)

assessing the impact that the adoption of the additional disclosure requirements, which will be effective in 2011, will have on the Combined Entities' combined financial statement disclosures.

12. Restatement of the Audited Combined Financial Statements

          Due to recent regulatory interpretations of the consolidation guidance, the December 31, 2010 financial statements of the Combined Entities have been restated to reflect the consolidation of NMG SLF and NMGP SLF (together, "SLF"). The Combined Entities' previously reported financial statements reflected SLF as an equity investment on the Statement of Assets, Liabilities, and Capital with any changes in the fair value of the SLF flowing through net change in unrealized (depreciation) appreciation of investments. Management considers this an immaterial restatement as the Combined Entities' filing of Form N-2 on February 28, 2011 included full disclosure of SLF as well as the full combined financial statements and notes of SLF within the filing. Users had sufficient information to prevent the lack of consolidation of SLF from being materially misleading.

          The following tables detail the impact of the restatement on each line item of the financial statements of the Combined Entities. Although not shown in this note, the restated New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P. Combined Schedule of Investments reflects the individual investments of SLF.

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

12. Restatement of the Audited Combined Financial Statements (Continued)

Combined Statement of Assets, Liabilities, and Capital

As of December 31, 2010

	As Previously Reported	Adjustments	As Restated
Assets
Non-controlled/non-affiliated investments, at value	$268,524,228	$172,533,612	$441,057,840
Controlled investment, at value	72,195,541	(72,195,541)	—
Cash and cash equivalents	9,476,754	1,267,328	10,744,082
Deferred offering costs	3,528,110	—	3,528,110
Interest receivable	2,420,746	587,041	3,007,787
Receivable from affiliate	191,065	(191,065)	—
Deferred credit facility costs	14,804	1,865,316	1,880,120
Other assets	4,951	891	5,842

Total assets	$356,356,199	$103,867,582	$460,223,781

Liabilities
Debt Funding Credit Facility	$59,696,938	$—	$59,696,938
SLF Credit Facility	—	56,936,000	56,936,000
Payable for unsettled securities purchased	26,460,000	68,002,500	94,462,500
Payable for controlled investment	26,018,000	(26,018,000)	—
Other liabilities	3,813,764	42,807	3,856,571
Interest payable	619,566	193,626	813,192
Payable to affiliates	593,167	1,938,152	2,531,319

Total liabilities	117,201,435	101,095,085	218,296,520
Capital	239,154,764	2,772,497	241,927,261

Total liabilities and capital	$356,356,199	$103,867,582	$460,223,781

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

12. Restatement of the Audited Combined Financial Statements (Continued)

Combined Statement of Operations

For the year ended December 31, 2010

	As Previously Reported	Adjustments	As Restated
Investment income
From non-controlled/non-affiliated investments:
Interest income	$39,577,719	$907,439	$40,485,158
Other income	850,128	39,491	889,619
From controlled investments:
Other income	191,065	(191,065)	—

Total investment income	40,618,912	755,865	41,374,777

Expenses
Interest and other credit facility expenses	2,668,926	279,534	2,948,460
Other general and administrative expenses	559,882	3,844	563,726
Professional fees	302,331	25,000	327,331
Management fee, net	70,999	—	70,999

Total expenses	3,602,138	308,378	3,910,516

Net investment income	37,016,774	447,487	37,464,261
Realized gains on investments	66,276,066	11,201	66,287,267
Net change in unrealized (depreciation) appreciation of investments	(42,273,076)	2,313,809	(39,959,267)

Net increase (decrease) in capital resulting from operations	$61,019,764	$2,772,497	$63,792,261

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

12. Restatement of the Audited Combined Financial Statements (Continued)

Combined Statement of Changes in Capital

For the year ended December 31, 2010

	As Previously Reported	Adjustments	As Restated
Increase (Decrease) in net assets resulting from operations:
Net investment income	$37,016,774	$447,487	$37,464,261
Realized gains on investments	66,276,066	11,201	66,287,267
Net change in unrealized (depreciation) appreciation of investments	(42,273,076)	2,313,809	(39,959,267)

Net increase (decrease) in net assets resulting from operations	61,019,764	2,772,497	63,792,261
Distributions	(115,940,206)	—	(115,940,206)
Contributions	54,634,523	—	54,634,523

Net (decrease) increase in net assets	(285,919)	2,772,497	2,486,578
Capital at beginning of period	239,440,683	—	239,440,683

Capital at end of period	$239,154,764	$2,772,497	$241,927,261

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

12. Restatement of the Audited Combined Financial Statements (Continued)

Combined Statement of Cash Flows

For the year ended December 31, 2010

	As Previously Reported	Adjustments	As Restated
Cash flows from operating activities
Net increase (decrease) in capital resulting from operations	$61,019,764	$2,772,497	$63,792,261
Adjustments to reconcile net decrease in capital resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(233,095,778)	(99,612,500)	(332,708,278)
Proceeds from sales and paydowns of investments	258,412,237	1,627,292	260,039,529
Cash paid for sale of undrawn portion of revolving credit facility	(1,837,500)	—	(1,837,500)
Amortization of purchase discount	(16,299,004)	(27,853)	(16,326,857)
Realized gains on investments	(66,276,066)	(11,201)	(66,287,267)
Net change in unrealized depreciation (appreciation) of investments	42,273,076	(2,313,809)	39,959,267
Non-cash interest	(3,374,086)	—	(3,374,086)
Amortization of deferred credit facility costs	—	69,909	69,909
Decrease (increase) in receivable from unsettled securities sold	5,124,622	—	5,124,622
Increase in interest receivable	(1,621,984)	(587,041)	(2,209,025)
Increase in receivable from affiliate	(191,065)	191,065	—
Increase in other assets	(3,544)	(891)	(4,435)
Increase (decrease) in payable for unsettled securities purchased	14,227,735	68,002,500	82,230,235
Increase in payable for controlled investment	26,018,000	(26,018,000)	—
Increase in interest payable	146,877	193,626	340,503
(Decrease) increase in payable to affiliates	(193,426)	2,926	(190,500)
Increase in other liabilities	390,123	42,808	432,931

Net cash flows provided by (used in) operating activities	84,719,981	(55,668,672)	29,051,309

Cash flows from financing activities
Contributions	54,634,523	—	54,634,523
Distributions	(115,940,206)	—	(115,940,206)
Repayment of Debt Funing Credit Facility	(62,898,232)	—	(62,898,232)
Proceeds from Debt Funding Credit Facility	44,850,495	—	44,850,495
Proceeds from SLF Credit Facility	—	56,936,000	56,936,000

Net cash flows (used in) provided by financing activities	(79,353,420)	56,936,000	(22,417,420)

Net increase in cash and cash equivalents	5,366,561	1,267,328	6,633,889
Cash and cash equivalents at the beginning of the period	4,110,193	—	4,110,193

Cash and cash equivalents at the end of the period	$9,476,754	$1,267,328	$10,744,082

Supplemental disclosure of cash flow information
Interest paid	$2,130,839	$—	$2,130,839
Non-cash operating activities:
Investments contributed to SLF	$21,450,541	$(21,450,541)	$—
Non-cash financing activities:
Accrual for deferred offering costs	3,528,110	—	3,528,110
Accrual for deferred credit facility costs	14,804	1,935,225	1,950,029

NOTES TO THE COMBINED FINANCIAL STATEMENTS — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
As of and for the years ended December 31, 2010 and December 31, 2009 and the period October 29, 2008 (Commencement of Operations) to December 31, 2008

13. Subsequent Events

          The Combined Entities have evaluated subsequent events through March 28, 2011, which is the date that these combined financial statements were available to be issued. The following subsequent event was noted.

          A Second Amendment to the Loan and Security Agreements among the NMG SLF and NMGP SLF as the borrowers, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian was executed on March 9, 2011. These amendments increased the maximum amount of revolving borrowings available under the NMG SLF and NMGP SLF credit facilities to $140,625,000 and $9,375,000, respectively.

8,285,172 Shares

New Mountain Finance Corporation

Common Stock

PRELIMINARY PROSPECTUS

Goldman, Sachs & Co.	Wells Fargo Securities	Morgan Stanley
Stifel Nicolaus Weisel		RBC Capital Markets

Baird	BB&T Capital Markets A division of Scott & Stringfellow, LLC	Janney Montgomery Scott

          Through and including                           , 2011 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

PART C
Other Information

Item 25.    Financial Statements And Exhibits

  (1)
  Financial Statements

          The following combined financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C. (the "Operating Company"), and New Mountain Guardian Partners, L.P. are included in Part A of this Registration Statement. The Operating Company will be the sole investment of New Mountain Finance Corporation (the "Registrant" or the "Company") following the completion of this offering:

INDEX TO FINANCIAL STATEMENTS

Page
AUDITED COMBINED FINANCIAL STATEMENTS OF NEW MOUNTAIN GUARDIAN (LEVERAGED), L.L.C. and NEW MOUNTAIN GUARDIAN PARTNERS, L.P.:
Report of Independent Registered Public Accounting Firm	F-2
Combined Statements of Assets, Liabilities and Capital as of December 31, 2010 and December 31, 2009	F-3
Combined Schedule of Investments as of December 31, 2010	F-4
Combined Schedule of Investments as of December 31, 2009	F-6
Combined Statements of Operations for the years ended December 31, 2010 and 2009 and the period from October 29, 2008 (commencement of operations) to December 31, 2008	F-8
Combined Statements of Changes in Capital for years ended December 31, 2010 and 2009 and the period from October 29, 2008 (commencement of operations) to December 31, 2008	F-9
Combined Statements of Cash Flows for years ended December 31, 2010 and 2009 and the period from October 29, 2008 (commencement of operations) to December 31, 2008	F-10
Notes to the Combined Financial Statements	F-11

  (2)
  Exhibits

(a)(1)	Certificate of Incorporation of the Registrant*
(a)(2)	Certificate of Amendment to Certificate of Incorporation of New Mountain Guardian Corporation changing its name to New Mountain Finance Corporation
(a)(3)	Form of Amended and Restated Certificate of Incorporation of the Registrant
(a)(4)	Certificate of Formation of New Mountain Guardian (Leveraged), L.L.C.
(a)(5)	Form of Certificate of Amendment to Certificate of Formation of New Mountain Guardian (Leveraged), L.L.C. changing its name to New Mountain Finance Holdings, L.L.C.
(b)(1)	Bylaws of the Registrant*
(b)(2)	Form of Amended and Restated Bylaws of the Registrant
(b)(3)	Form of Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C.
(b)(4)	Form of First Joinder Agreement with Respect to the Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C.
(b)(5)	Form of Second Joinder Agreement with Respect to the Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C.
(b)(6)	Form of Second Amended and Restated Limited Liability Company Agreement of New Mountain Finance SPV Funding, L.L.C.
(d)	Form of Common Stock Certificate
(e)	Form of Dividend Reinvestment Plan
(f)(1)	Letter Agreement relating to entry into Amended and Restated Loan and Security Agreement by and among New Mountain Finance Holdings, L.L.C., as Borrower and Collateral Administrator, each of the lenders thereto, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Collateral Custodian
(f)(2)	Form of Variable Funding Note of New Mountain Finance Holdings, L.L.C., as the Borrower
(f)(3)	Form of Amended and Restated Account Control Agreement, among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as Securities Intermediary
(f)(4)	Loan and Security Agreement, by and among New Mountain Guardian (Leveraged), L.L.C., as Collateral Administrator, New Mountain Guardian SPV Funding, L.L.C., as Borrower, each of the lenders party thereto, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Collateral Custodian
(f)(5)	First Amendment to Loan and Security Agreement, by and among New Mountain Guardian SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender
(f)(6)	Second Amendment to Loan and Security Agreement by and among New Mountain Guardian SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender
(f)(7)	Account Control Agreement, by and between New Mountain Guardian SPV Funding, L.L.C., as Pledgor, Wells Fargo Securities, LLC, as Administrative Agent on behalf of the Secured Parties, and Wells Fargo Bank, N.A., as Securities Intermediary.
(f)(8)	Variable Funding Note of New Mountain Guardian SPV Funding, L.L.C., as the Borrower.
(g)	Form of Investment Management Agreement
(h)	Form of Underwriting Agreement
(j)	Form of Safekeeping Agreement among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as Safekeeping Agent
(k)(1)	Form of Administration Agreement
(k)(2)	Form of Trademark License Agreement
(k)(3)	Form of Registration Rights Agreement

(k)(4)	Form of Indemnification Agreement by and between the Registrant and each executive officer and director.
(k)(5)	Form of Indemnification Agreement by and between New Mountain Finance Holdings, L.L.C. and each executive officer and director.
(k)(6)	Form of Letter Agreement relating to Lock-Up Period by and among New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C.
(l)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP
(n)(1)	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (incorporated by reference to exhibit (l) hereto)
(n)(2)	Consent of Deloitte & Touche LLP
(n)(3)	Report of Deloitte & Touche LLP
(p)	Form of Subscription Agreement
(r)	Code of Ethics

*
Previously filed.

Item 26.    Marketing Arrangements

          The information contained under the heading "Underwriting" in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses Of Issuance And Distribution

SEC registration fee	$14,260
NYSE listing fee	$125,000
FINRA filing fee	$20,500
Accounting fees and expenses	$549,350
Legal fees and expenses	$4,000,000
Printing and engraving	$485,000
Transfer agent fees	$3,500
Miscellaneous fees and expenses	$75,000

Total	$5,272,610

Item 28.    Persons Controlled By Or Under Common Control

          Prior to this offering, one share of New Mountain Finance's common stock was outstanding which is owned by New Mountain Capital, L.L.C. Following the completion of this offering, the Registrant will own approximately 36.4% of the common membership units of the Operating Company, assuming no exercise of the underwriters' option to purchase additional shares.

Item 29.    Number Of Holders Of Securities

          The following table sets forth the number of record holders of New Mountain Finance's common stock at May 5, 2011.

Title of Class	Number of Record Holders
Common stock, $0.01 par value	1

Item 30.    Indemnification

          Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

          Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director's duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

          Subject to the 1940 Act or any valid rule, regulation or order of the SEC thereunder, the Registrant's amended and restated bylaws provide that it will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, the Registrant's amended and restated bylaws will provide that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

          The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant's amended and restated bylaws is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant's amended and restated bylaws.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          As of the date of the completion of this offering, the Registrant will have obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant's behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, New Mountain Finance Advisers BDC, L.L.C., or the Investment Adviser, and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it are entitled to indemnification from the Operating Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the Investment Management Agreement or otherwise as an investment adviser of the Operating Company.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, New Mountain Finance Administration, L.L.C. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant and the Operating Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for the Registrant and the Operating Company.

          Pursuant to the underwriting agreement for this offering, the Registrant has agreed to indemnify the several underwriters against specific liabilities, including liabilities under the Securities Act.

Item 31.    Business And Other Connections Of Investment Adviser

          A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director or executive officer of the Investment Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management — Biographical Information — Directors", "Portfolio Management — Investment Personnel", "Management — Biographical Information — Executive Officers Who Are Not Directors" and "Investment Management Agreement". Additional information regarding the Investment Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71948), and is incorporated herein by reference.

Item 32.    Location Of Accounts And Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, New Mountain Finance Corporation, 787 7th Avenue, 48th Floor, New York, NY 10019;

  (2)
  the Transfer Agent;

  (3)
  the Safekeeping Agent;

  (4)
  the Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., 787 7th Avenue, 48th Floor, New York, NY 10019; and

  (5)
  the Administrator, New Mountain Finance Administration, L.L.C., 787 7th Avenue, 48th Floor, New York, NY 10019.

Item 33.    Management Services

          Not Applicable.

Item 34.    Undertakings

          1.      The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from the net asset value as of the effective date of this registration statement, or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

          2.      The Registrant hereby undertakes that:

            (a)     For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

            (b)     For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused Amendment No. 3 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 9, 2011.

NEW MOUNTAIN FINANCE CORPORATION
By:	/s/ ROBERT A. HAMWEE

Name:	Robert A. Hamwee
Title:	Chief Executive Officer (Principal Executive Officer)

          Pursuant to the requirements of the Securities Act of 1933, Amendment No. 3 to this Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on the date indicated.

Name	Title	Date

/s/ ROBERT A. HAMWEE Robert A. Hamwee	Chief Executive Officer (Principal Executive Officer) and Director	May 9, 2011
/s/ ADAM WEINSTEIN Adam Weinstein	Chief Financial Officer (Principal Financial and Accounting Officer) and Treasurer	May 9, 2011
* Steven B. Klinsky	Chairman of the Board of Directors	May 9, 2011
* Alfred F. Hurley Jr.	Director	May 9, 2011
* David Ogens	Director	May 9, 2011
* Kurt J. Wolfgruber	Director	May 9, 2011

*By:	/s/ ROBERT A. HAMWEE Robert A. Hamwee	Attorney-in-Fact	May 9, 2011

SIGNATURES

          New Mountain Guardian (Leveraged), L.L.C. has duly caused Amendment No. 3 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 9, 2011.

NEW MOUNTAIN GUARDIAN (LEVERAGED), L.L.C.
By:	/s/ ROBERT A. HAMWEE

Name:	Robert A. Hamwee
Title:	Chief Executive Officer (Principal Executive Officer)

          Pursuant to the requirements of the Securities Act of 1933, Amendment No. 3 to this Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on the date indicated.

Name	Title	Date

/s/ ROBERT A. HAMWEE Robert A. Hamwee	Chief Executive Officer (Principal Executive Officer) and Director	May 9, 2011
/s/ ADAM WEINSTEIN Adam Weinstein	Chief Financial Officer (Principal Financial and Accounting Officer) and Treasurer	May 9, 2011
* Steven B. Klinsky	Chairman of the Board of Directors	May 9, 2011
* Alfred F. Hurley Jr.	Director	May 9, 2011
* David Ogens	Director	May 9, 2011
* Kurt J. Wolfgruber	Director	May 9, 2011

*By:	/s/ ROBERT A. HAMWEE Robert A. Hamwee	Attorney-in-Fact	May 9, 2011